Securities Act File No. 33-40682
Investment Company Act File No. 811-06312

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Post-Effective Amendment No. 118	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 118	☒

(Check appropriate box or boxes)

THE LAZARD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 632-6000

(Registrant’s Telephone Number, including Area Code)

30 Rockefeller Plaza, New York, New York 10112

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Mark R. Anderson, Esq.
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Services)

Copy to:
Janna Manes, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (DATE) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (DATE) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Lazard Funds Prospectus
May 1, 2017

Shares
	Institutional	Open	R6
Equity
Lazard US Equity Concentrated Portfolio	LEVIX	LEVOX	RLUEX
Lazard US Strategic Equity Portfolio	LZUSX	LZUOX	RLUSX
Lazard US Small-Mid Cap Equity Portfolio	LZSCX	LZCOX	RLSMX
Lazard International Equity Portfolio	LZIEX	LZIOX	RLIEX
Lazard International Equity Select Portfolio	LZSIX	LZESX	RLIQX
Lazard International Equity Advantage Portfolio	IEAIX	IEAOX	RIADX
Lazard International Equity Concentrated Portfolio	LCNIX	LCNOX	RICNX
Lazard International Strategic Equity Portfolio	LISIX	LISOX	RLITX
Lazard International Small Cap Equity Portfolio	LZISX	LZSMX	RLICX
Lazard Global Equity Select Portfolio	GESIX	GESOX	RLGEX
Lazard Managed Equity Volatility Portfolio	MEVIX	MEVOX	RMEVX
Lazard Global Strategic Equity Portfolio	LSTIX	LSTOX	RGSTX
Emerging Markets
Lazard Emerging Markets Equity Portfolio	LZEMX	LZOEX	RLEMX
Lazard Emerging Markets Core Equity Portfolio	ECEIX	ECEOX	RLEOX
Lazard Emerging Markets Equity Advantage Portfolio	LEAIX	LEAOX	READX
Lazard Developing Markets Equity Portfolio	LDMIX	LDMOX	RLDMX
Lazard Emerging Markets Equity Blend Portfolio	EMBIX	EMBOX	RLEBX
Lazard Emerging Markets Multi-Asset Portfolio	EMMIX	EMMOX	RLMSX
Lazard Emerging Markets Debt Portfolio	LEDIX	LEDOX	RLEDX
Lazard Emerging Markets Income Portfolio	LEIIX	LEIOX	RLEIX
Lazard Explorer Total Return Portfolio	LETIX	LETOX	RLETX
Fixed Income
Lazard US Corporate Income Portfolio	LZHYX	LZHOX	RLCIX
Lazard US Short Duration Fixed Income Portfolio	UMNIX	UMNOX	RLSDX
Lazard Global Fixed Income Portfolio	LZGIX	LZGOX	RLGFX
Real Assets
Lazard US Realty Income Portfolio	LRIIX	LRIOX	RLRIX
Lazard US Realty Equity Portfolio	LREIX	LREOX	RLREX
Lazard Global Realty Equity Portfolio	LITIX	LITOX	RLGRX
Lazard Global Listed Infrastructure Portfolio	GLIFX	GLFOX	RLGLX
Lazard Real Assets and Pricing Opportunities Portfolio	RALIX	RALOX	RALYX
Alternatives
Lazard Enhanced Opportunities Portfolio	LEOIX	LEOOX	RLZEX
Lazard Fundamental Long/Short Portfolio	LLSIX	LLSOX	RFLSX
Asset Allocation
Lazard Capital Allocator Opportunistic Strategies Portfolio	LCAIX	LCAOX	RLCPX
Lazard Global Dynamic Multi-Asset Portfolio	GDMIX	GDMOX	GDMAX

The Securities and Exchange Commission and Commodities Futures Trading Commission have not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Lazard Funds Table of Contents

2	Summary Section	Carefully review this important section for
2	Lazard US Equity Concentrated Portfolio	information on the Portfolios’ investment
6	Lazard US Strategic Equity Portfolio	objectives, fees and past performance and a
10	Lazard US Small-Mid Cap Equity Portfolio	summary of the Portfolios’ principal investment
14	Lazard International Equity Portfolio	strategies and risks.
18	Lazard International Equity Select Portfolio
22	Lazard International Equity Advantage Portfolio
27	Lazard International Equity Concentrated Portfolio
31	Lazard International Strategic Equity Portfolio
35	Lazard International Small Cap Equity Portfolio
39	Lazard Global Equity Select Portfolio
43	Lazard Managed Equity Volatility Portfolio
48	Lazard Global Strategic Equity Portfolio
52	Lazard Emerging Markets Equity Portfolio
56	Lazard Emerging Markets Core Equity Portfolio
60	Lazard Emerging Markets Equity Advantage Portfolio
65	Lazard Developing Markets Equity Portfolio
69	Lazard Emerging Markets Equity Blend Portfolio
74	Lazard Emerging Markets Multi-Asset Portfolio
81	Lazard Emerging Markets Debt Portfolio
87	Lazard Emerging Markets Income Portfolio
93	Lazard Explorer Total Return Portfolio
99	Lazard US Corporate Income Portfolio
103	Lazard US Short Duration Fixed Income Portfolio
109	Lazard Global Fixed Income Portfolio
115	Lazard US Realty Income Portfolio
122	Lazard US Realty Equity Portfolio
129	Lazard Global Realty Equity Portfolio
136	Lazard Global Listed Infrastructure Portfolio
141	Lazard Real Assets and Pricing Opportunities Portfolio
148	Lazard Enhanced Opportunities Portfolio
155	Lazard Fundamental Long/Short Portfolio
161	Lazard Capital Allocator Opportunistic Strategies Portfolio
167	Lazard Global Dynamic Multi-Asset Portfolio
172	Additional Information about the Portfolios

173	Investment Strategies and	Review this section for additional information
	Investment Risks	on the Portfolios’ investment
173	Overview	strategies and risks.
173	Investment Strategies
210	Investment Risks
213	Glossary—Investment Risks

225	Fund Management	Review this section for details on the people and
225	Investment Manager	organizations who oversee the Portfolios.
226	Portfolio Management
228	Biographical Information of Principal Portfolio Managers
233	Administrator
233	Distributor
233	Custodian

234	Shareholder Information	Review this section for details on how shares
234	General	are valued, how to purchase, sell and exchange
236	How to Buy Shares	shares, related charges and payments of
238	Distribution and Servicing Arrangements	dividends and distributions.
238	How to Sell Shares
239	Investor Services
240	General Policies
240	Account Policies, Dividends and Taxes

242	Financial Highlights	Review this section for recent financial information.

283	Other Performance of the Investment Manager
	Back Cover	Where to learn more about the Portfolios.
Prospectus1

Lazard Funds Summary Section

Lazard US Equity Concentrated Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”). Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%	.70%	.70%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.07%	.08%	14.68%

Acquired Fund Fees and Expenses (Underlying Funds)	.01%	.01%	.01%

Total Annual Portfolio Operating Expenses	.78%	1.04%	15.39%

Fee Waiver and Expense Reimbursement	—	—	14.61%	*

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.78%	1.04%	.78%	*

*

To the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of the Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), Lazard Asset Management LLC (the “Investment Manager”) has contractually agreed, until May 1, 2018, to bear the expenses of the R6 Shares in the amount of such excess. This agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

**

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are .77%, 1.03% and .77% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$80	$249	$433	$966

Open Shares	$106	$331	$574	$1,271

R6 Shares	$80	$249	$433	$966

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market

2Prospectus

capitalizations generally greater than $350 million. The Portfolio seeks to outperform broad-based securities market indices, such as the S&P 500® Index, the Russell 1000® Index and the Russell 3000® Index. The Investment Manager’s philosophy employed for the Portfolio is based on value creation through its process of bottom-up stock selection, and the Investment Manager implements a disciplined portfolio construction process. The Investment Manager’s fundamental research seeks to identify investments typically featuring robust organic cash flow, balance sheet strength and operational flexibility.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Non-Diversification Risk. The Portfolio’s net asset value (“NAV”) may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence

Prospectus3

than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Concentration Risk. A Portfolio’s ability to concentrate its investments in as few as 15 companies may be limited by applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Equity Concentrated Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance (prior to the change in investment strategy described above) compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 19.10% Worst Quarter: 12/31/08 -21.54%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The Russell 1000 Value/S&P 500 Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Russell 1000 Value Index for all periods through May 30, 2012 (when the Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter.

4Prospectus

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	9/30/05

Returns Before Taxes		7.37%	15.64%	6.33%	9.79%

Returns After Taxes on Distributions		5.90%	13.49%	5.07%	6.44%

Returns After Taxes on Distributions and Sale of Portfolio Shares		4.88%	11.86%	4.65%	5.87%

Open Shares (Returns Before Taxes)	9/30/05	7.06%	15.25%	6.01%	7.46%

R6 Shares (Returns Before Taxes)	11/15/16	N/A	N/A	N/A	0.17%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		11.96%	14.66%	6.95%	7.74% (Institutional and Open) 2.96% (R6)

Russell 1000 Value/S&P 500 Linked Index (reflects no deduction for fees, expenses or taxes)		11.96%	14.24%	5.47%	6.85% (Institutional and Open) N/A (R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since May 2012.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams, has been with the Portfolio since March 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

Prospectus5

Lazard Funds Summary Section

Lazard US Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%	.70%	.70%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.24%	1.18%	.32%

Total Annual Portfolio Operating Expenses	.94%	2.13%	1.02%

Fee Waiver and Expense Reimbursement*	.19%	1.08%	.28%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	.75%	1.05%	.75%

*

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .75%, 1.05% and .75% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors (the “Board”), and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$77	$281	$502	$1,137

Open Shares	$107	$563	$1,045	$2,377

R6 Shares	$76	$297	$536	$1,222

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 68% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Prospectus7

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Strategic Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 16.46% Worst Quarter: 12/31/08 -23.06%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	12/30/04

Returns Before Taxes		9.70%	12.07%	5.37%	6.29%

Returns After Taxes on Distributions		8.82%	10.43%	4.15%	5.20%

Returns After Taxes on Distributions and Sale of Portfolio Shares		6.19%	9.51%	4.13%	4.97%

Open Shares (Returns Before Taxes)	12/30/04	9.46%	11.74%	5.05%	5.99%

R6 Shares (Returns Before Taxes)	5/19/14	9.81%	N/A	N/A	6.29%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		11.96%	14.66%	6.95%	7.47% (Institutional and Open) 9.18% (R6)

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since December 2004.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams, has been with the Portfolio since March 2011.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2004.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since February 2009.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard US Small-Mid Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.15%	.20%	.15%	*

Total Annual Portfolio Operating Expenses	.90%	1.20%	.90%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$92	$287	$498	$1,108

Open Shares	$122	$381	$660	$1,455

R6 Shares	$92	$287	$498	$1,108

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 91% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of small to mid cap US companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500® Index (ranging from approximately $16.5 million to $18.6 billion as of March 30, 2017).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap US companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research analysts.

The Portfolio may invest up to 20% of its assets in the securities of larger or smaller US or non-US companies.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Prospectus11

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Small-Mid Cap Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 28.30% Worst Quarter: 9/30/11 -26.02%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Russell 2000/2500 Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter.

12Prospectus

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	10/30/91

Returns Before Taxes		16.20%	14.71%	7.77%	10.98%

Returns After Taxes on Distributions		15.36%	11.77%	5.82%	8.55%

Returns After Taxes on Distributions and Sale of Portfolio Shares		9.80%	11.05%	5.75%	8.52%

Open Shares (Returns Before Taxes)	1/30/97	15.92%	14.35%	7.43%	8.32%

R6 Shares (Returns Before Taxes)		16.20%	14.71%	7.77%	10.98%

Russell 2500 Index (reflects no deduction for fees, expenses or taxes)		17.59%	14.54%	7.69%	10.91% (Institutional) 9.34% (Open)

Russell 2000/2500 Linked Index (reflects no deduction for fees, expenses or taxes)		17.59%	14.54%	7.59%	9.99% (Institutional) 8.43% (Open)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Daniel Breslin, portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity team, has been with the Portfolio since May 2007.

Michael DeBernardis, portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity team, has been with the Portfolio since October 2010.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams, has been with the Portfolio since 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

Prospectus13

Lazard Funds Summary Section

Lazard International Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.12%	.14%	.17%

Total Annual Portfolio Operating Expenses	.84%	1.10%	.86%

Fee Waiver and Expense Reimbursement*	—	—	.06%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	.84%	1.10%	.80%

*

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .85%, 1.15% and .80% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$86	$268	$466	$1,037

Open Shares	$110	$330	$550	$1,100

R6 Shares	$82	$268	$471	$1,055

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

14Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI® Europe, Australasia and Far East (“EAFE®”) Index (ranging from approximately $2.0 billion to $243.8 billion as of March 30, 2017) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries and may invest up to 15% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share

Prospectus15

prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 21.90% Worst Quarter: 9/30/11 -17.77%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

16Prospectus

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	10/29/91

Returns Before Taxes		–4.18%	6.68%	1.83%	5.61%

Returns After Taxes on Distributions		–4.24%	–2.34%	1.70%	4.85%

Returns After Taxes on Distributions and Sale of Portfolio Shares		–1.99%	5.50%	1.66%	4.58%

Open Shares (Returns Before Taxes)	1/23/97	–4.46%	6.38%	1.52%	4.28%

R6 Shares (Returns Before Taxes)	4/1/15	–4.17%	N/A	N/A	–4.71%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		1.00%	6.53%	0.75%	4.93% (Institutional) 4.36% (Open) –2.66% (R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since November 2005.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2013.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2003.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since January 1992.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

Prospectus17

Lazard Funds Summary Section

Lazard International Equity Select Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	1.04%	1.59%	1.04%	*

Acquired Fund Fees and Expenses (Underlying Funds)	.01%	.01%	.01%

Total Annual Portfolio Operating Expenses	1.80%	2.60%	1.80%

Fee Waiver and Expense Reimbursement**	.74%	1.24%	.79%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement***	1.06%	1.36%	1.01%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018 to the extent Total Annual Portfolio Operating Expenses exceed 1.05%, 1.35% and 1.00% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, and from May 1, 2018 to May 1, 2027, to the extent Total Annual Portfolio Operating Expenses exceed 1.15%, 1.45% and 1.10% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively. All limitations on Total Annual Portfolio Operating Expenses are exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

***

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are 1.05%, 1.35% and 1.00% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$108	$359	$629	$1,400

Open Shares	$138	$452	$788	$1,738

R6 Shares	$103	$343	$602	$1,343

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

18Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), and common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI All Country World Index ex-US (ranging from approximately $728.7 million to $275.7 billion as of March 30, 2017) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries, although the Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries in an amount up to the current emerging markets component of the MSCI All Country World Index ex-US plus 15%. The allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Prospectus19

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Select Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 18.73% Worst Quarter: 9/30/11 -17.57%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

20Prospectus

The MSCI EAFE/All Country World Index ex-US Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when the Portfolio’s benchmark index changed) and the MSCI All Country World Index ex-US for all periods thereafter.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	5/31/01

Returns Before Taxes		–0.63%	5.08%	0.43%	3.31%

Returns After Taxes on Distributions		–0.69%	5.01%	–0.08%	2.84%

Returns After Taxes on Distributions and Sale of Portfolio Shares		0.08%	4.21%	0.77%	3.08%

Open Shares (Returns Before Taxes)	5/31/01	–1.03%	4.70%	0.09%	3.00%

R6 Shares (Returns Before Taxes)		–0.63%	5.08%	0.43%	3.31%

MSCI All Country World Index ex-US (reflects no deduction for fees, expenses or taxes)		4.50%	5.00%	0.96%	4.87%

MSCI EAFE/All Country World Index ex-US Linked Index (reflects no deduction for fees, expenses or taxes)		4.50%	5.00%	–0.09%	3.68%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2010.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since May 2010.

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2010.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2003.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2001.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

Prospectus21

Lazard Funds Summary Section

Lazard International Equity Advantage Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.65%	.65%	.65%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	12.47%	24.95%	12.47%	*

Total Annual Portfolio Operating Expenses	13.12%	25.85%	13.12%

Fee Waiver and Expense Reimbursement**	12.22%	24.65%	12.27%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.90%	1.20%	.85%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2018 to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.20% and .85% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$92	$2,606	$4,729	$8,699

Open Shares	$122	$4,428	$7,126	$10,244

R6 Shares	$87	$2,602	$4,726	$8,698

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US and non-US companies. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. The Portfolio management team selects investments for the Portfolio from a broad investment universe of non-

22Prospectus

US stocks and depositary receipts, including ADRs, GDRs and European Depositary Receipts (“EDRs”), real estate investment trusts (“REITs”), warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically focus on securities of non-US developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in exchange-traded open-end management investment companies (“ETFs”) and similar products, which generally pursue a passive index-based strategy.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Quantitative Model Risk. The success of the Portfolio’s investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Prospectus23

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

REIT Risk. REITS are subject to similar risks as an investment in a realty-related company. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and unless an ETF has received an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available.

Other Equity Securities Risk. Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

24Prospectus

Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Advantage Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to that of a broad measure of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/16 5.97% Worst Quarter: 9/30/15 -9.31%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Since Inception

Institutional Shares:	5/29/15

Returns Before Taxes		–1.13%	–4.89%

Returns After Taxes on Distributions		–1.39%	–5.25%

Returns After Taxes on Distributions and Sale of Portfolio Shares		0.02%	–3.28%

Open Shares (Returns Before Taxes)	5/29/15	–1.42%	–5.17%

R6 Shares (Returns Before Taxes)		–1.13%	–4.89%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		1.00%	–4.97%

Prospectus25

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Paul Moghtader, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Taras Ivanenko, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Ciprian Marin, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Craig Scholl, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Susanne Willumsen, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

26Prospectus

Lazard Funds Summary Section

Lazard International Equity Concentrated Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.90%	.90%	.90%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	1.39%	10.83%	1.39%	*

Total Annual Portfolio Operating Expenses	2.29%	11.98%	2.29%

Fee Waiver and Expense Reimbursement**	1.24%	10.63%	2.29%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.05%	1.35%	1.00%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares for the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018 to the extent Total Annual Portfolio Operating Expenses exceed 1.05%, 1.35% and 1.00% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$107	$596	$1,112	$2,529

Open Shares	$137	$2,541	$4,452	$8,354

R6 Shares	$102	$591	$1,108	$2,525

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 92% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies. The Portfolio has a concentrated portfolio of investments, typically investing in 20 to 30 securities of non-US companies, including those whose principal business activities are located in emerging market countries. The Investment Manager seeks to

Prospectus27

realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. In choosing stocks for the Portfolio, the Investment Manager generally looks for established companies in economically developed countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager also may invest the Portfolio’s assets in securities of companies domiciled in emerging market countries in an amount up to the current percentage of securities in the MSCI All Country World Index ex-US issued by companies domiciled in emerging market countries (23.58% as of March 30, 2017) plus 15%. The Portfolio may invest in securities of companies across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less

28Prospectus

frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Concentration Risk. A Portfolio’s ability to concentrate its investments in as few as 15 companies may be limited by applicable requirements of the Code, for qualification as a regulated investment company.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Concentrated Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 3/31/16 4.84% Worst Quarter: 9/30/15 -15.40%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as

Prospectus29

401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Since Inception

Institutional Shares:	8/29/14

Returns Before Taxes		4.74%	–5.37%

Returns After Taxes on Distributions		4.55%	–5.51%

Returns After Taxes on Distributions and Sale of Portfolio Shares		3.14%	–3.93%

Open Shares (Returns Before Taxes)	8/29/14	4.41%	–5.58%

R6 Shares (Returns Before Taxes)		4.74%	–5.37%

MSCI All Country World Index ex-US (reflects no deduction for fees, expenses or taxes)		4.50%	–4.34%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since August 2014.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since August 2014.

Michael G. Fry, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since August 2014.

Michael Powers, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since August 2014.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since August 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

30Prospectus

Lazard Funds Summary Section

Lazard International Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.06%	.06%	.07%

Acquired Fund Fees and Expenses (Underlying Funds)	.01%	.01%	.01%

Total Annual Portfolio Operating Expenses	.82%	1.07%	.83%

Fee Waiver and Expense Reimbursement	—	—	.01%	*

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.82%	1.07%	.82%	*

*

To the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of the Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager has contractually agreed, until May 1, 2018, to bear the expenses of the R6 Shares in the amount of such excess. This agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

**

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are .81%, 1.06% and .81% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$84	$262	$455	$1,014

Open Shares	$109	$340	$590	$1,306

R6 Shares	$84	$262	$455	$1,014

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio also may invest up to 15% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

32Prospectus

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Strategic Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 23.21% Worst Quarter: 9/30/11 -19.36%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Prospectus33

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	10/31/05

Returns Before Taxes		–5.17%	7.49%	2.53%	5.13%

Returns After Taxes on Distributions		–5.31%	7.21%	2.18%	4.68%

Returns After Taxes on Distributions and Sale of Portfolio Shares		–2.42%	6.08%	2.19%	4.32%

Open Shares (Returns Before Taxes)	2/3/06	–5.37%	7.24%	2.23%	3.60%

R6 Shares (Returns Before Taxes)	1/19/15	–5.17%	N/A	N/A	–3.55%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		1.00%	6.53%	0.75%	3.44% (Institutional) 2.31% (Open) 1.04% (R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Mark Little, portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity team, has been with the Portfolio since October 2005.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since September 2008.

Robin O. Jones, portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams, has been with the Portfolio since May 2009.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since October 2005.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

34Prospectus

Lazard Funds Summary Section

Lazard International Small Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.31%	.30%	.31%	*

Total Annual Portfolio Operating Expenses	1.06%	1.30%	1.06%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$108	$337	$585	$1,294

Open Shares	$132	$412	$713	$1,568

R6 Shares	$108	$337	$585	$1,294

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 63% of the average value of its portfolio.

Prospectus35

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-US companies” to be those non-US companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of companies included in the MSCI EAFE Small Cap Index (based on market capitalization of the Index as a whole, which ranged from approximately $136.9 million to $8.4 billion as of March 30, 2017).

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-US companies that the Investment Manager believes have the potential for growth. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies.

The Portfolio may invest up to 25% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

36Prospectus

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Small Cap Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 31.53% Worst Quarter: 12/31/08 -27.07%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

Prospectus37

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	12/1/93

Returns Before Taxes		–4.74%	10.10%	1.35%	6.70%

Returns After Taxes on Distributions		–5.18%	9.84%	0.51%	5.66%

Returns After Taxes on Distributions and Sale of Portfolio Shares		–1.94%	8.22%	1.39%	5.80%

Open Shares (Returns Before Taxes)	2/13/97	–5.01%	9.78%	1.07%	6.22%

R6 Shares (Returns Before Taxes)		–4.74%	10.10%	1.35%	6.70%

MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)		2.18%	10.56%	2.95%	5.37% (Institutional) 5.65% (Open)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Edward Rosenfeld, portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams, has been with the Portfolio since May 2007.

Alex Ingham, portfolio manager/analyst on the Investment Manager’s Emerging Markets, International and Global Small Cap Equity teams, has been with the Portfolio since July 2012.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since December 1993.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

38Prospectus

Lazard Funds Summary Section

Lazard Global Equity Select Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.80%	.80%	.80%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.95%	4.33%	.95%	*

Acquired Fund Fees and Expenses (Underlying Funds)	.01%	.01%	.01%

Total Annual Portfolio Operating Expenses	1.76%	5.39%	1.76%

Fee Waiver and Expense Reimbursement**	.70%	4.03%	.75%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement***	1.06%	1.36%	1.01%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using "Other Expenses" for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed 1.05%, 1.35% and 1.00% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

***

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are 1.05%, 1.35% and 1.00% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$108	$486	$889	$2,015

Open Shares	$138	$1,251	$2,356	$5,079

R6 Shares	$103	$481	$884	$2,011

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40% of the average value of its portfolio.

Prospectus39

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. In managing the Portfolio, the Investment Manager utilizes a flexible investment approach and engages in bottom-up, fundamental security analysis and selection. The Portfolio may invest in securities across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager will allocate the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio’s investments in non-US companies may include companies whose principal business activities are located in emerging market countries.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be

40Prospectus

undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Equity Select Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 12/31/15 5.14% Worst Quarter: 9/30/15 -6.63%
Prospectus41

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Since Inception

Institutional Shares:	12/31/13

Returns Before Taxes		2.66%	2.31%

Returns After Taxes on Distributions		2.48%	2.17%

Returns After Taxes on Distributions and Sale of Portfolio Shares		1.64%	1.76%

Open Shares (Returns Before Taxes)	12/31/13	2.35%	2.03%

R6 Shares (Returns Before Taxes)		2.66%	2.31%

MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)		7.86%	3.13%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2013.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams, has been with the Portfolio since December 2013.

Louis Florentin-Lee, portfolio manager/analyst on the Investment Manager’s Global Equity Select team, has been with the Portfolio since December 2013.

Patrick Ryan, portfolio manager/analyst on various of the Investment Manager’s Global Equity teams, has been with the Portfolio since December 2013.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2013.

Barnaby Wilson, portfolio manager/analyst on the Investment Manager’s Global Equity Select and Global Strategic Equity teams, has been with the Portfolio since October 2015.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

42Prospectus

Lazard Funds Summary Section

Lazard Managed Equity Volatility Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.60%	.60%	.60%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	9.82%	16.42%	9.82%	*

Total Annual Portfolio Operating Expenses	10.42%	17.27%	10.42%

Fee Waiver and Expense Reimbursement**	9.67%	16.22%	9.72%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.75%	1.05%	.70%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2018 to the extent Total Annual Portfolio Operating Expenses exceed .75%, 1.05% and .70% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$77	$2,133	$3,973	$7,767

Open Shares	$107	$3,270	$5,705	$9,613

R6 Shares	$72	$2,129	$3,969	$7,765

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 91% of the average value of its portfolio.

Prospectus43

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US and non-US companies. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. Volatility, a risk measurement, measures the magnitude of fluctuations in the value of a financial instrument or index over time. The Investment Manager seeks to generate attractive risk-adjusted returns while lowering portfolio volatility by using a benchmark-unaware stock selection strategy driven by fundamental inputs that is intended to identify high quality companies with sustainable operating performance. The Investment Manager performs an independent assessment of stock risk and also seeks to manage risk through diversification.

The Portfolio management team selects investments for the Portfolio from a broad investment universe of stocks and depositary receipts, including ADRs, GDRs and EDRs, REITs, warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically focus on securities of developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics and create a low volatility portfolio. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Quantitative Model Risk. The success of the Portfolio’s investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described above, there can be no

44Prospectus

guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

REIT Risk. REITS are subject to similar risks as an investment in a realty-related company. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

Other Equity Securities Risk. Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

Prospectus45

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Managed Equity Volatility Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to that of a broad measure of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 12/31/15 5.37% Worst Quarter: 9/30/15 -5.99%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

46Prospectus

	Inception Date	1 Year	Since Inception

Institutional Shares:	5/29/15

Returns Before Taxes		6.45%	2.41%

Returns After Taxes on Distributions		5.90%	1.78%

Returns After Taxes on Distributions and Sale of Portfolio Shares		4.10%	1.78%

Open Shares (Returns Before Taxes)	5/29/15	6.14%	2.11%

R6 Shares (Returns Before Taxes)		6.45%	2.41%

MSCI World Index (reflects no deduction for fees, expenses or taxes)		7.51%	0.90%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Paul Moghtader, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Taras Ivanenko, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Ciprian Marin, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Craig Scholl, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Susanne Willumsen, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

Prospectus47

Lazard Funds Summary Section

Lazard Global Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.85%	.85%	.85%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	1.18%	12.21%	1.18%	*

Total Annual Portfolio Operating Expenses	2.03%	13.31%	2.03%

Fee Waiver and Expense Reimbursement**	.93%	11.91%	.98%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.10%	1.40%	1.05%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares for the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018 to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.40% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$112	$547	$1,007	$2,284

Open Shares	$143	$2,676	$4,806	$8,762

R6 Shares	$107	$542	$1,003	$2,280

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 67% of the average value of its portfolio.

48Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. The Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries, and the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The Portfolio may invest in securities of companies across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Prospectus49

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Strategic Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 12/31/15 4.23% Worst Quarter: 9/30/15 -5.65%
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Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Since Inception

Institutional Shares:	8/29/14

Returns Before Taxes		–0.15%	–1.01%

Returns After Taxes on Distributions		–0.31%	–1.14%

Returns After Taxes on Distributions and Sale of Portfolio Shares		0.05%	–0.72%

Open Shares (Returns Before Taxes)	8/29/14	–0.45%	–1.31%

R6 Shares (Returns Before Taxes)		–0.15%	–1.01%

MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)		7.86%	0.99%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Robin O. Jones, portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams, has been with the Portfolio since August 2014.

Mark Little, portfolio manager/analyst on various of the Investment Manager’s International and Global Strategic Equity teams, has been with the Portfolio since August 2014.

John R. Reinsberg, portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since August 2014.

Barnaby Wilson, portfolio manager/analyst on the Investment Manager’s Global Equity Select and Global Strategic Equity teams, has been with the Portfolio since August 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

This Portfolio is closed to investment by most new investors. See page 235 for more information.

Lazard Emerging Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.09%	.10%	.10%

Total Annual Portfolio Operating Expenses	1.09%	1.35%	1.10%

Fee Waiver and Expense Reimbursement	—	—	.01%	*

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement	1.09%	1.35%	1.09%

*

To the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of the Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager has contractually agreed, until May 1, 2018, to bear the expenses of the R6 Shares in the amount of such excess. This agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$111	$347	$601	$1,329

Open Shares	$137	$428	$739	$1,624

R6 Shares	$111	$349	$605	$1,339

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

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Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 34.12% Worst Quarter: 12/31/08 -30.50%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

54Prospectus

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	7/15/94

Returns Before Taxes		20.52%	2.28%	2.90%	6.55%

Returns After Taxes on Distributions		20.40%	1.90%	2.07%	5.73%

Returns After Taxes on Distributions and Sale of Portfolio Shares		12.26%	2.18%	2.61%	5.57%

Open Shares (Returns Before Taxes)	1/8/97	20.17%	2.00%	2.59%	6.26%

R6 Shares (Returns Before Taxes)	1/19/15	20.52%	N/A	N/A	–2.16%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		11.19%	1.28%	1.84%	4.86% (Institutional) 5.38% (Open) –2.87% (R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since November 2001.

Rohit Chopra, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since May 2007.

Monika Shrestha, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since December 2014.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since July 1994.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

Prospectus55

Lazard Funds Summary Section

Lazard Emerging Markets Core Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.31%	.89%	.31%	*

Total Annual Portfolio Operating Expenses	1.31%	2.14%	1.31%

Fee Waiver and Expense Reimbursement**	.01%	.54%	.06%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.30%	1.60%	1.25%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using "Other Expenses" for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed 1.30%, 1.60% and 1.25% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$132	$414	$717	$1,578

Open Shares	$163	$618	$1,100	$2,430

R6 Shares	$127	$409	$712	$1,574

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 62% of the average value of its portfolio.

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Principal Investment Strategies

In managing the Portfolio, the Investment Manager utilizes a flexible, core investment approach and engages in bottom-up, fundamental security analysis and selection. The Investment Manager may consider a security’s growth or value potential in managing the Portfolio. The Portfolio may invest in securities across the capitalization spectrum, although it typically invests in securities of companies with a market capitalization of $300 million or more.

The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. Emerging market countries include all countries not represented by the MSCI World Index. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

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Growth Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Core Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/16 7.64% Worst Quarter: 9/30/15 -15.43%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

58Prospectus

	Inception Date	1 Year	Since Inception

Institutional Shares:	10/31/13

Returns Before Taxes		3.47%	–3.26%

Returns After Taxes on Distributions		3.47%	–3.28%

Returns After Taxes on Distributions and Sale of Portfolio Shares		2.30%	–2.35%

Open Shares (Returns Before Taxes)	10/31/13	3.17%	–3.60%

R6 Shares (Returns Before Taxes)		3.47%	–3.26%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		11.19%	–3.32%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Stephen Russell, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Thomas Boyle, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Paul Rogers, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Emerging Markets Equity Advantage Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.85%	.85%	.85%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	8.72%	18.92%	8.72%	*

Total Annual Portfolio Operating Expenses	9.57%	20.02%	9.57%

Fee Waiver and Expense Reimbursement**	8.47%	18.62%	8.52%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.10%	1.40%	1.05%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2018 to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.40% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$112	$2,011	$3,740	$7,417

Open Shares	$143	$3,691	$6,254	$9,962

R6 Shares	$107	$2,366	$4,019	$7,535

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.

60Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of emerging markets companies. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. The Portfolio management team selects investments for the Portfolio from a broad investment universe of emerging market stocks and depositary receipts, including ADRs, GDRs and EDRs, REITs, warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Investment Manager uses an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Quantitative Model Risk. The success of the Portfolio’s investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share

Prospectus61

prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

REIT Risk. REITS are subject to similar risks as an investment in a realty-related company. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and unless an ETF has received an exemptive order from the Securities and Exchange Commission on which the Portfolio may rely or an exemption is available.

Other Equity Securities Risk. Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

62Prospectus

Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Advantage Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to that of a broad measure of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/16 8.55% Worst Quarter: 9/30/15 -15.35%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Since Inception

Institutional Shares:	5/29/15

Returns Before Taxes		9.83%	–6.33%

Returns After Taxes on Distributions		9.69%	–6.62%

Returns After Taxes on Distributions and Sale of Portfolio Shares		6.19%	–4.64%

Open Shares (Returns Before Taxes)	5/29/15	9.51%	–6.62%

R6 Shares (Returns Before Taxes)		9.83%	–6.33%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		11.19%	–6.76%

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Paul Moghtader, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Taras Ivanenko, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Ciprian Marin, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Craig Scholl, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Susanne Willumsen, portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams, has been with the Portfolio since May 2015.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

64Prospectus

Lazard Funds Summary Section

Lazard Developing Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.23%	.40%	.23%	*

Total Annual Portfolio Operating Expenses	1.23%	1.65%	1.23%

Fee Waiver and Expense Reimbursement**	—	.05%	—

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.23%	1.60%	1.23%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed 1.30%, 1.60% and 1.25% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$125	$390	$676	$1,489

Open Shares	$163	$515	$892	$1,950

R6 Shares	$125	$390	$676	$1,489

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 56% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in emerging market countries (also known as “developing markets”).

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Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to

66Prospectus

competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Growth Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Developing Markets Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 56.64% Worst Quarter: 12/31/08 -34.54%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

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	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	9/30/08

Returns Before Taxes		14.81%	0.22%	3.33%

Returns After Taxes on Distributions		14.76%	0.14%	2.59%

Returns After Taxes on Distributions and Sale of Portfolio Shares		8.80%	0.33%	2.64%

Open Shares (Returns Before Taxes)	9/30/08	14.31%	–0.12%	3.01%

R6 Shares (Returns Before Taxes)		14.81%	0.22%	3.33%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		11.19%	1.28%	3.57%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Kevin O’Hare, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, has been with the Portfolio since September 2008.

Peter Gillespie, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, has been with the Portfolio since September 2008.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since September 2008.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since September 2008.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Emerging Markets Equity Blend Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.26%	.65%	.26%	*

Total Annual Portfolio Operating Expenses	1.26%	1.90%	1.26%

Fee Waiver and Expense Reimbursement**	—	.30%	.01%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.26%	1.60%	1.25%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed 1.30%, 1.60% and 1.25% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same giving effect to the fee waiver and expense reimbursement arrangement in one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$128	$400	$692	$1,523

Open Shares	$163	$566	$994	$2,188

R6 Shares	$127	$399	$691	$1,522

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.

Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity strategies managed by the Investment Manager (and other emerging markets equity securities held in other strategies managed by the Investment Manager) in proportions consistent with the Investment Manager’s evaluation of various

Prospectus69

economic and other factors through quantitative and qualitative analysis. These proportions are changed from time to time without notice to shareholders, and at any given time the allocation to one strategy, region or country may comprise a substantial percentage of the Portfolio’s assets, or conversely, there may be no allocation to any such strategy, region or country. The Investment Manager will make allocation and securities selection decisions based on quantitative and qualitative analysis using a number of different tools, including proprietary software models. Quantitative analysis includes statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios. The Investment Manager may consider a security’s value or growth characteristics in selecting investments for the Portfolio and may invest in securities of any size or market capitalization.

The equity securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing and Growth Investing Risks. The Portfolio invests a portion of its assets in stocks believed by the Investment Manager to be

70Prospectus

undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also invests a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Quantitative Model Risk. The success of the Portfolio’s investment strategy depends upon effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation between the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Blend Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/10 17.62% Worst Quarter: 9/30/11 –24.35%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	5/28/10

Returns Before Taxes		13.12%	1.05%	0.67%

Returns After Taxes on Distributions		13.25%	0.93%	0.54%

Returns After Taxes on Distributions and Sale of Portfolio Shares		7.81%	1.02%	0.69%

Open Shares (Returns Before Taxes)	5/28/10	12.74%	0.80%	0.40%

R6 Shares (Returns Before Taxes)		13.12%	1.05%	0.67%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		11.19%	1.28%	1.36%

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2010.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2013.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since May 2010.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Emerging Markets Multi-Asset Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.31%	1.69%	.31%	*

Acquired Fund Fees and Expenses (Underlying Funds)	.01%	.01%	.01%

Total Annual Portfolio Operating Expenses	1.32%	2.95%	1.32%

Fee Waiver and Expense Reimbursement**	.01%	1.34%	.06%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement***	1.31%	1.61%	1.26%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2027, to the extent Total Annual Portfolio Operating Expenses exceed 1.30%, 1.60% and 1.25% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

***

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are 1.30%, 1.60% and 1.25% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$133	$415	$718	$1,579

Open Shares	$164	$508	$876	$1,911

R6 Shares	$128	$400	$692	$1,523

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 115% of the average value of its portfolio.

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Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity, debt and currency investment strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors through quantitative and qualitative analysis. These proportions are changed from time to time without notice to shareholders, and at any given time the allocation to one strategy (other than currency investments) may comprise a substantial percentage of the Portfolio’s assets or, conversely, there may be no allocation to such strategy. The Investment Manager will make allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models. Quantitative analysis includes statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios.

The Portfolio may invest in:

•	equity securities, including common stocks and depositary receipts and shares
•

debt securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds (“junk bonds”), convertible securities, commercial paper, collateralized debt obligations (“CDOs”), short- and medium-term obligations and other fixed-income obligations

•	emerging markets currencies and related instruments (primarily forward currency contracts) and structured notes

The securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer. Under normal circumstances, the Portfolio invests at least 80% of its assets in securities and other investments that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest without limitation in securities rated below investment grade (e.g., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Ratings Group (“S&P”)) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in debt securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may enter into futures contracts on US Treasury securities to seek to hedge the Portfolio’s exposure to the risk of rising interest rates on US Treasury securities embedded in the Portfolio’s emerging market debt securities (to a greater or lesser degree, depending on the currency in which the debt security is denominated). Similarly, the Portfolio also may enter into futures contracts on US Treasury securities in combination with a credit default swap that provides exposure to emerging markets debt securities, baskets of securities or indices.

The Portfolio’s currency strategy uses forward currency contracts, options on currencies and structured notes, although the Portfolio may not allocate assets to the currency strategy at all times, and there may be no allocation to currency investments for significant periods of time. The Portfolio also may, but is not required to, enter into forward foreign currency contracts, purchase options on currencies and enter into currency swaps to hedge the foreign currency exposure associated with equity or debt investment strategies. The Portfolio also may enter into credit default swaps and other

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types of swaps, for hedging purposes or to seek to increase returns.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Value Investing and Growth Investing Risks. The Portfolio may invest a portion of its assets in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also may invest a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Quantitative Model Risk. The success of the Portfolio depends upon effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

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Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage

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component that provides investment exposure in excess of the amount invested. Forward currency contracts, over-the-counter options on currencies, structured notes, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Multi-Asset Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 3/31/12 12.14% Worst Quarter: 9/30/11 -14.99%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	3/31/11

Returns Before Taxes		8.91%	0.21%	–2.37%

Returns After Taxes on Distributions		8.80%	–0.02%	–2.58%

Returns After Taxes on Distributions and Sale of Portfolio Shares		5.38%	0.25%	–1.70%

Open Shares (Returns Before Taxes)	3/31/11	8.58%	–0.18%	–2.67%

R6 Shares (Returns Before Taxes)		8.91%	0.21%	–2.37%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		11.19%	1.28%	–2.75%

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since March 2011.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2013.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since March 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Emerging Markets Debt Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.21%	.40%	1.46%

Total Annual Portfolio Operating Expenses	.96%	1.40%	2.21%

Fee Waiver and Expense Reimbursement*	.01%	.15%	1.31%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	.95%	1.25%	.90%

*

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .95%, 1.25% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, and from May 1, 2018 through May 1, 2027, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.40% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively. All limitations on Total Annual Portfolio Operating Expenses are exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$97	$305	$530	$1,177

Open Shares	$127	$428	$752	$1,667

R6 Shares	$92	$319	$565	$1,269

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 118% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio invests primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds, convertible securities, commercial paper, CDOs, short- and medium-term obligations and other fixed-income obligations, and may invest in money market instruments such as certificates of deposit. The securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer.

Under normal circumstances, the Portfolio invests at least 80% of its assets in debt securities that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The Portfolio currently intends to focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest without limitation in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may enter into futures contracts on US Treasury securities to seek to hedge the Portfolio’s exposure to the risk of rising interest rates on US Treasury securities embedded in the Portfolio’s emerging market debt securities (to a greater or lesser degree, depending on the currency in which the debt security is denominated). Similarly, the Portfolio also may enter into futures contracts on US Treasury securities in combination with a credit default swap that provides exposure to emerging markets debt securities, baskets of securities or indices.

The Portfolio may, but is not required to enter into forward currency contracts and credit default swaps, for hedging purposes or to seek to increase returns.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments.

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Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain debt securities offerings of emerging markets issuers may be relatively smaller in size than debt offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

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Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, over-the-counter options on currencies, swap agreements and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Debt Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to those of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

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Best Quarter: 3/31/12 7.52% Worst Quarter: 6/30/13 -7.60%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The 50% JPMorgan Emerging Market Bond Index Global Diversified Index/50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index shown in the table is an unmanaged index created by the Investment Manager, and is a 50/50 blend of the JPMorgan Emerging Market Bond Index Global Diversified Index and the JPMorgan Government Bond Index—Emerging Markets Global Diversified Index.

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	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	2/28/11

Returns Before Taxes		8.50%	1.43%	1.50%

Returns After Taxes on Distributions		7.45%	0.13%	0.14%

Returns After Taxes on Distributions and Sale of Portfolio Shares		4.81%	0.60%	0.65%

Open Shares (Returns Before Taxes)	2/28/11	8.13%	1.15%	1.21%

R6 Shares (Returns Before Taxes)	7/28/16	N/A	N/A	–3.06%

JPMorgan Emerging Market Bond Index Global Diversified® Index (reflects no deduction for fees, expenses or taxes)		10.15%		6.38% (Institutional and Open) –1.82% (R6)

JPMorgan Government Bond Index – Emerging Markets Global Diversified® Index (reflects no deduction for fees, expenses or taxes)		9.94%		–1.39% (Institutional and Open) –3.21% (R6)

50% JPMorgan Emerging Market Bond Index Global Diversified Index/ 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)		10.16%		2.50% (Institutional and Open) –2.50% (R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Arif T. Joshi, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since February 2011.

Denise S. Simon, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since February 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Emerging Markets Income Portfolio

Investment Objective

The Portfolio seeks total return consisting of appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.65%	.65%	.65%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	1.60%	11.39%	1.60%	*

Acquired Fund Fees and Expenses (Underlying Funds)	.01%	.01%	.01%

Total Annual Portfolio Operating Expenses	2.26%	12.30%	2.26%

Fee Waiver and Expense Reimbursement**	1.35%	11.09%	1.40%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement***	.91%	1.21%	.86%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.20% and .85% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

***

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are .90%, 1.20% and .85% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$93	$576	$1,087	$2,490

Open Shares	$122	$2,493	$4,530	$8,455

R6 Shares	$87	$571	$1,081	$2,485

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 174% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in currencies, debt securities, derivative instruments and other investments that are economically tied to emerging market countries. Such investments may include combinations of these instruments that have economic characteristics similar to currencies or debt securities economically tied to emerging markets countries, such as a currency forward contract denominated in an emerging markets currency and US dollar-denominated debt security in a principal amount corresponding to the notional value of forward contracts, which together have economic characteristics similar to a debt security denominated in the emerging markets currency. Derivatives instruments in which the Portfolio may invest include forward currency contracts (including non-deliverable forward contracts). Debt securities in which the Portfolio may invest include debt securities issued or guaranteed by governments, government agencies or supranational bodies; corporate obligations; fixed and/or adjustable rate or inflation-linked investment grade and non-investment grade bonds (“junk bonds”); convertible securities; zero coupon securities; CDOs; short- and medium-term obligations and other fixed-income obligations; and commercial paper and money market instruments such as certificates of deposit.

Emerging market countries include all countries represented by the JPMorgan Emerging Local Markets Plus Index (ELMI +) or countries outside of the G-10, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the judgment of the Investment Manager and its analysis of market conditions. The securities or instruments in which the Portfolio invests may be denominated in US and non-US currencies, including the local currency of the issuer.

Although the Portfolio is not restricted to investments in securities of any particular maturity or duration, the average duration of the Portfolio is expected to be short, typically less than one year. The Investment Manager may extend duration in particular countries when domestic yield curves are favorable.

The Portfolio is not limited to securities of any particular quality or investment grade and, as a result, the Portfolio may invest in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated.

The Portfolio may, but is not required to, use derivative instruments that are part of its primary investment strategy, such as forward currency contracts, for hedging purposes.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded options and other derivatives transactions in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risk than those associated with investing directly in the underlying or other

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reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent in significant part on counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in the loss of monies owed to the Portfolio by a counterparty.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities ("junk bonds") are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably

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and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate or inflation-linked securities provide the Portfolio with a certain degree of protection against rises in interest rates or inflation rates, respectively, although adjustable rate securities will participate in any declines in interest rates and inflation-linked securities can also decline in value based on changes in the relevant periodic adjustment rate. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain debt securities offerings of emerging markets issuers may be relatively smaller in size than debt offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 3/31/16 5.27% Worst Quarter: 9/30/15 -6.39%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Since Inception

Institutional Shares:	4/30/14

Returns Before Taxes		2.82%	–5.20%

Returns After Taxes on Distributions		1.71%	–5.60%

Returns After Taxes on Distributions and Sale of Portfolio Shares		1.83%	–4.05%

Open Shares (Returns Before Taxes)	4/30/14	2.52%	–5.48%

R6 Shares (Returns Before Taxes)		2.82%	–5.20%

JP Morgan Emerging Local Markets Index Plus (reflects no deduction for fees, expenses or taxes)		3.54%	–4.57%

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Ardra Belitz, portfolio manager/analyst on the Investment Manager’s Emerging Income team, has been with the Portfolio since April 2014.

Ganesh Ramachandran, portfolio manager/analyst on the Investment Manager’s Emerging Income team, has been with the Portfolio since April 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Explorer Total Return Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.95%	.95%	.95%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.17%	1.14%	.17%	*

Acquired Fund Fees and Expenses (Underlying Funds)	.02%	.02%	.02%

Total Annual Portfolio Operating Expenses	1.14%	2.36%	1.14%

Fee Waiver and Expense Reimbursement**	—	.89%	.02%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement***	1.14%	1.47%	1.12%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed 1.15%, 1.45% and 1.10% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

***

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are 1.12%, 1.45% and 1.10% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$116	$362	$628	$1,386

Open Shares	$150	$651	$1,180	$2,628

R6 Shares	$114	$360	$626	$1,384

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 173% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio utilizes a flexible total return investment strategy. It typically invests primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies; derivatives; debt securities issued by companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds; short- and medium-term obligations; and other fixed-income obligations. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in these types of securities and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit. The securities in which the Portfolio invests may be denominated in any currency.

The Portfolio typically focuses its investments in securities of companies that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest without limitation in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may enter into futures contracts on US Treasury securities to seek to hedge the Portfolio’s exposure to the risk of rising interest rates on US Treasury securities embedded in the Portfolio’s emerging market debt securities (to a greater or lesser degree, depending on the currency in which the debt security is denominated). Similarly, the Portfolio also may enter into futures contracts on US Treasury securities in combination with a credit default swap that provides exposure to emerging markets debt securities, baskets of securities or indices.

The Investment Manager expects to actively increase and decrease the Portfolio’s exposures to emerging market securities and currencies, and to significantly utilize derivatives. The Portfolio expects to utilize the following types of derivatives: forward contracts (including non-deliverable forward contracts, which settle in cash based on the difference between the agreed upon contract price or rate and the prevailing spot price or rate on an agreed notional amount), credit default swap agreements (including credit default swap agreements on an index or basket of securities or a single security), interest rate swap agreements and foreign currency options. Derivative positions may represent a substantial investment exposure through the economic leverage embedded in these positions. The aggregate notional amount of derivative positions may typically be expected to range from 20% to 100% of the Portfolio’s assets. The Investment Manager may change the Portfolio’s investment exposures frequently, and positions may be held for only a short period of time as the Investment Manager seeks to add value in different market environments in pursuit of the Portfolio’s total return objective. An investment in the Portfolio involves a high degree of risk.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to

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a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur

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subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, swap agreements, over-the-counter options on currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, interest rate, security, interest rate or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives, even if entered into for hedging purposes, transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain debt securities offerings of emerging markets issuers may be relatively smaller in size than debt offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Explorer Total Return Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/16 3.74% Worst Quarter: 12/31/14 3.93%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The 50% JPMorgan Emerging Market Bond Index Global Diversified Index/50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index shown in the table is an unmanaged index created by the Investment Manager, and is a 50/50 blend of the JPMorgan Emerging Market Bond Index Global Diversified Index and the JPMorgan Government Bond Index—Emerging Markets Global Diversified Index.

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	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	6/28/13

Returns Before Taxes		7.23%	0.54%

Returns After Taxes on Distributions		6.23%	–0.83%

Returns After Taxes on Distributions and Sale of Portfolio Shares		4.08%	–0.21%

Open Shares (Returns Before Taxes)	6/28/13	6.83%	0.22%

R6 Shares (Returns Before Taxes)		7.23%	0.54%

JPMorgan Emerging Market Bond Index Global Diversified® Index (reflects no deduction for fees, expenses or taxes)		10.15%	6.09%

JPMorgan Government Bond Index – Emerging Markets Global Diversified® Index (reflects no deduction for fees, expenses or taxes)		9.94%	–4.07%

50% JPMorgan Emerging Market Bond Index Global Diversified Index/ 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)		10.16%	0.96%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Arif T. Joshi, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since June 2013.

Denise S. Simon, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since June 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard US Corporate Income Portfolio

Investment Objective

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.55%	.55%	.55%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.14%	.38%	1.18%

Total Annual Portfolio Operating Expenses	.69%	1.18%	1.73%

Fee Waiver and Expense Reimbursement*	.14%	.33%	1.18%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement*	.55%	.85%	.55%

*

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .55%, .85% and .55% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$56	$207	$370	$845

Open Shares	$87	$342	$617	$1,402

R6 Shares	$56	$430	$828	$1,943

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the US. The Portfolio typically invests a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”); however, the Portfolio focuses such investments in below investment grade securities that may be considered “better quality” (i.e., rated B1 or higher by Moody’s, B+ or higher by S&P or the unrated equivalent as determined by the Investment Manager). The Portfolio may invest in dollar-denominated securities of non-US companies, including, to a limited extent, in emerging market companies.

Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income securities as described above and need not be tied economically to the US.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and

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are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Corporate Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 13.08% Worst Quarter: 12/31/08 -15.96%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	1/2/98

Returns Before Taxes		10.09%	6.08%	5.80%	4.34%

Returns After Taxes on Distributions		7.83%	3.68%	3.21%	1.24%

Returns After Taxes on Distributions and Sale of Portfolio Shares		5.66%	3.61%	3.36%	1.83%

Open Shares (Returns Before Taxes)	2/24/98	9.74%	5.76%	5.51%	3.81%

R6 Shares (Returns Before Taxes)	11/3/16	N/A	N/A	N/A	1.37%

Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index (reflects no deduction for fees, expenses or taxes)		12.74%	7.05%	6.29%	6.52% (Institutional) 6.47% (Open) 1.39% (R6)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Thomas M. Dzwil, portfolio manager/analyst on the Investment Manager’s US High Yield team, has been with the Portfolio since May 2003.

Eulogio (Joe) Ramos, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2016.

David R. Cleary, portfolio manager/analyst responsible for the oversight of the US, European and Global Fixed Income teams, has been with the Portfolio since January 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard US Short Duration Fixed Income Portfolio

Investment Objective

The Portfolio seeks total return and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.25%	.25%	.25%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.25%	30.72%	.25%	*

Total Annual Portfolio Operating Expenses	.50%	31.22%	.50%

Fee Waiver and Expense Reimbursement**	.10%	30.52%	.15%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.40%	.70%	.35%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .40%, .70% and .35% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$41	$150	$270	$619

Open Shares	$72	$4,988	$7,665	$10,163

R6 Shares	$36	$145	$265	$614

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 157% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed-securities. These securities may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features. Under normal circumstances, the Portfolio’s investment portfolio can be expected to have an average effective duration of three years or less. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio invests primarily in securities that are rated investment grade by one or more nationally recognized statistical rating organizations (“NRSROs”) (or, if unrated, determined by the Investment Manager to be of comparable quality).

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research and analysis of features such as prepayment or call options, maturity, duration and coupon.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income securities of US issuers.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such

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security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-income securities and derivatives transactions. Derivatives transactions may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference assets, markets or rates. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or

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omit distributions for a stated period without any adverse consequences to the issuer.
•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Government Securities Risk. Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Short Duration Fixed Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

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Best Quarter: 6/30/11 1.85% Worst Quarter: 6/30/13 -2.24%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Portfolio changed its investment strategy on June 28, 2013. Prior to that that date, the Portfolio invested in US municipal securities and the performance prior to June 28, 2013 reflects that investment strategy.

	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	2/28/11

Returns Before Taxes		1.00%	0.53%	1.21%

Returns After Taxes on Distributions		0.60%	0.13%	0.75%

Returns After Taxes on Distributions and Sale of Portfolio Shares		0.56%	0.24%	0.76%

Open Shares (Returns Before Taxes)	2/28/11	0.70%	0.47%	1.11%

R6 Shares (Returns Before Taxes)		1.00%	0.53%	1.21%

Bank of America Merrill Lynch 1-3 Year US Treasury Index (reflects no deduction for fees, expenses or taxes)		0.88%	0.57%	0.74%

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Eulogio (Joe) Ramos, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2011.

George Grimbilas, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2011.

John R. Senesac, Jr., portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2011.

David R. Cleary, portfolio manager/analyst responsible for the oversight of the US, European and Global Fixed Income teams, has been with the Portfolio since February 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Global Fixed Income Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.50%	.50%	.50%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	4.20%	26.77%	4.20%	*

Total Annual Portfolio Operating Expenses	4.70%	27.52%	4.70%

Fee Waiver and Expense Reimbursement**	3.95%	26.47%	4.00%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.75%	1.05%	.70%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .75%, 1.05% and .70% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the management agreement between the Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursment arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$77	$1,059	$2,048	$4,546

Open Shares	$107	$4,613	$7,317	$10,245

R6 Shares	$72	$1,055	$2,044	$4,543

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in Fixed Income Investments. “Fixed Income Investments” include all types of debt and income producing securities and other instruments, including bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, Eurodollar and Yankee dollar instruments, money market instruments and foreign currency forward contracts, including non-deliverable forward contracts. Fixed Income Investments may be issued by US or foreign corporations or entities, including those with business activities located in emerging market countries; US or foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; US state and municipal governments; foreign governments and their political subdivisions; and supranational organizations (such as the World Bank).

In managing the Portfolio’s assets, the Investment Manager employs a relative value approach that is driven by its macroeconomic view of global interest rates, yield curves, sector spreads, and currencies, combined with an opportunistic, but disciplined, security selection process. The Investment Manager seeks to enhance the Portfolio’s total return by rotating investments through global bond and credit markets, maintaining or seeking exposure to foreign currencies in the discretion of the Investment Manager. The Investment Manager seeks to identify and exploit market inefficiencies (such as spread relationships between sectors in different countries, and undervalued or overlooked markets and securities) in seeking to achieve attractive risk-adjusted returns. The Investment Manager also seeks to identify investment opportunities with asymmetric risk/reward characteristics in seeking to enhance portfolio performance and mitigate risk.

The Portfolio’s currency exposure generally is managed relative to that of the Bloomberg Barclays Global Aggregate® Index—Unhedged in US dollar terms, and tactical exposures to non-US dollar currencies are based on the Investment Manager’s fundamental macroeconomic outlook, technical factors and the Investment Manager’s desired market positioning.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts. The Investment Manager allocates the Portfolio’s assets among various regions, countries and currencies, including the United States and the US dollar (but in no less than three different countries or currencies). The Portfolio may invest in securities of issuers with business activities located in emerging market countries or denominated in an emerging market currency.

The Portfolio may invest up to 15% of its assets in securities that are rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or the unrated equivalent as determined by the Investment Manager. There are no restrictions on the Portfolio’s average portfolio maturity or duration or on the maturities of the individual debt and income producing securities and other instruments in which it may invest. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may, but is not required to, use derivative instruments that are part of its primary investment strategy, such as forward currency contracts, for hedging purposes.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the

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value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

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Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed income securities and derivatives transactions. Derivatives transactions may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference assets, markets or rates. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain debt securities offerings of emerging markets issuers may be relatively smaller in size than debt offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

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Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, structured products and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Fixed Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/16 5.14% Worst Quarter: 12/31/16 -7.01%
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Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Since Inception

Institutional Shares:	3/30/12

Returns Before Taxes		0.22%	–1.00%

Returns After Taxes on Distributions		–0.34%	–1.40%

Returns After Taxes on Distributions and Sale of Portfolio Shares		0.14%	–0.89%

Open Shares (Returns Before Taxes)	3/30/12	–0.07%	–1.29%

R6 Shares (Returns Before Taxes)		0.22%	–1.00%

Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses or taxes)		2.09%	0.04%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Yvette Klevan, portfolio manager/analyst on the Investment Manager’s Global Fixed Income team, has been with the Portfolio since March 2012.

Jared Daniels, portfolio manager/analyst on the Investment Manager’s Global Fixed Income team, has been with the Portfolio since March 2012.

David Cleary, portfolio manager/analyst responsible for the oversight of the US, European and Global Fixed Income teams, has been with the Portfolio since May 2017.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard US Realty Income Portfolio

Investment Objectives

The Portfolio’s primary investment objective is current income, with long-term capital appreciation as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.45%	.44%	.45%	*

Total Annual Portfolio Operating Expenses	1.20%	1.44%	1.20%

Fee Waiver and Expense Reimbursement**	.20%	.14%	.25%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.00%	1.30%	.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed 1.00%, 1.30% and .95% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$102	$361	$640	$1,437

Open Shares	$132	$442	$774	$1,712

R6 Shares	$97	$356	$636	$1,432

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of ETFs.

The Investment Manager focuses on investments having the potential to deliver regular income and to offer the opportunity for long-term growth and capital appreciation. The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in initial public offerings (“IPOs”).

The Portfolio also may invest up to 25% of its net assets in companies organized as master limited partnerships (“MLPs”) and their affiliates.

The Portfolio also may invest up to 20% of its assets in other securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

In addition to purchasing options, the Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

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Realty Companies Risk. Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-Realty Companies traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the Portfolio generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Small and Mid Cap Companies Risk. Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

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Other Equity Securities Risks. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Options Risk. Writing options on securities and indexes, including for hedging purposes, may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and may

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cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, structured products and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Realty Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The Portfolio commenced operations after all of the assets of an investment company advised by Grubb & Ellis Alesco Global Advisors, LLC (“Alesco”), Grubb & Ellis AGA Realty Income Fund (the “Predecessor Realty Income Fund”), were transferred to the Portfolio in exchange for Open Shares of the Portfolio in a tax-free reorganization on September 23, 2011. The bar chart shows how the performance of the Portfolio’s Open Shares (or the Predecessor Realty Income Fund’s Class A shares, prior to September 23, 2011) has

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varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 40.10% Worst Quarter: 12/31/08 -27.16%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Open Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index shown in the table is an unmanaged index created by the Investment Manager, and is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index.

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	Inception Date	1 Year	5 Years	Life of Portfolio

Open Shares:	7/30/08

Returns Before Taxes		7.58%	8.16%	9.48%

Returns After Taxes on Distributions		6.08%	5.02%	5.45%

Returns After Taxes on Distributions and Sale of Portfolio Shares		4.27%	5.08%	6.16%

Institutional Shares (Returns Before Taxes)	9/26/11	8.01%	8.45%	9.92%

R6 Shares (Returns Before Taxes)		8.01%	8.45%	9.92%

FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)		8.63%	11.98%	8.06% (Open) 14.02% (Institutional)

Wells Fargo Hybrid and Preferred Securities REIT Index (reflects no deduction for fees, expenses or taxes)		3.65%	6.86%	10.89% (Open) 7.31% (Institutional)

50% FTSE NAREIT All Equity REITs Index/50% Wells Fargo Hybrid and Preferred Securities REIT Index (reflects no deduction for fees, expenses or taxes)		6.32%	9.56%	9.99% (Open) 10.84% (Institutional)

S&P 500 Index (reflects no deductions for fees, expenses or taxes)		11.96%	14.66%	9.18% (Open) 16.20% (Institutional)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jay P. Leupp, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011 and previously was a portfolio manager of the Predecessor Realty Income Fund since July 2008.

Gautam Garg, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since May 2017.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard US Realty Equity Portfolio

Investment Objectives

The Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.80%	.80%	.80%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.32%	.29%	.32%	*

Total Annual Portfolio Operating Expenses	1.12%	1.34%	1.12%

Fee Waiver and Expense Reimbursement**	.07%	—	.12%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.05%	1.34%	1.00%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through May 1, 2027, to the extent Total Annual Portfolio Operating Expenses exceed 1.05%, 1.35% and 1.00% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$107	$334	$579	$1,283

Open Shares	$136	$425	$734	$1,613

R6 Shares	$102	$318	$552	$1,225

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 41% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of ETFs.

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e. the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio also may invest up to 20% of its assets in equity and fixed-income securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

In addition to purchasing options, the Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Other Equity Securities Risk. Preferred stock is subject to credit and interest rate risk (described below) and the risk that the dividend on the stock may be changed or omitted by the issuer and,

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unlike common stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Realty Companies Risk. Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-Realty Companies traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the Portfolio generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Small and Mid Cap Companies Risk. Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call,

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or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Options Risk. Writing options on securities and indexes, including for hedging purposes, may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and may cause the Portfolio to experience losses greater than if the Portfolio had not engaged

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in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, structured products and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Realty Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The Portfolio commenced operations after all of the assets of an investment company advised by Alesco, Grubb & Ellis AGA U.S. Realty Fund (the “Predecessor Realty Equity Fund”), were transferred to the Portfolio in exchange for Open Shares of the Portfolio in a tax-free reorganization on September 23, 2011. The bar chart

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shows how the performance of the Portfolio’s Open Shares (or the Predecessor Realty Equity Fund’s Class A shares, prior to September 23, 2011) has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/09 36.29% Worst Quarter: 9/30/11 -17.99%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Open Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio

Open Shares:	12/31/08

Returns Before Taxes		4.99%	10.95%	18.89%

Returns After Taxes on Distributions		4.11%	9.14%	15.81%

Returns After Taxes on Distributions and Sale of Portfolio Shares		3.12%	8.04%	14.53%

Institutional Shares (Returns Before Taxes)	9/26/11	5.31%	11.24%	14.69%

R6 Shares (Returns Before Taxes)		5.31%	8.04%	14.53%

FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)		8.63%	11.98%	15.29% (Open) 14.05% (Institutional)

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jay P. Leupp, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011 and previously was a portfolio manager of the Predecessor Realty Equity Fund since December 2008.

Gautam Garg, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since May 2017.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Global Realty Equity Portfolio

Investment Objectives

The Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.85%	.85%	.85%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	4.40%	4.86%	4.40%	*

Total Annual Portfolio Operating Expenses	5.25%	5.96%	5.25%

Fee Waiver and Expense Reimbursement**	4.25%	4.66%	4.25%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.00%	1.30%	1.00%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed 1.00%, 1.30% and 1.00% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$102	$1,191	$2,275	$4,961

Open Shares	$132	$1,357	$2,558	$5,460

R6 Shares	$102	$1,191	$2,275	$4,961

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of Realty Companies (defined below), as well as certain synthetic instruments relating to Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in Realty Companies and may include depositary receipts, including ADRs, GDRs and EDRs, warrants, rights, options and shares of ETFs. The Portfolio’s investments in non-US companies may include companies whose principal business activities are located in emerging market countries.

In addition, under normal market conditions the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager will allocate the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries).

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio also may invest up to 20% of its assets in equity and fixed income securities and instruments of companies or entities (which need not be Realty Companies), including, but not limited to, other investment companies.

The Portfolio’s investments in preferred stock and convertible securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

In addition to purchasing options, the Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial

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leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Other Equity Securities Risk. Preferred stock is subject to credit and interest rate risk and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised, in which case the warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Realty Companies Risk. Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-Realty Companies traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the Portfolio generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Small and Mid Cap Companies Risk. Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries

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have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Options Risk. Writing options on securities and indexes, including for hedging purposes, may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not

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only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the other investment companies and ETFs in which the Portfolio invests.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts, structured products and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Realty Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The Portfolio commenced operations after all of the assets of an investment company advised by Alesco, Grubb & Ellis AGA International Realty Fund (the “Predecessor International Realty Fund”), were transferred to the Portfolio in exchange for Open Shares of the Portfolio in a tax-free reorganization on September 23, 2011. The bar chart shows how the performance of the Portfolio’s Open Shares (or the Predecessor International Realty Fund’s Class A shares, prior to September 23, 2011) has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

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Best Quarter: 6/30/09 31.31% Worst Quarter: 9/30/11 -22.48%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Open Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The FTSE EPRA/NAREIT Global ex-US/FTSE EPRA/NAREIT Global Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the FTSE EPRA/NAREIT Global ex-US Index for all periods through August 15, 2013 (when the Portfolio’s investment strategy changed from investing primarily in non-US Realty Companies to a global approach) and the FTSE EPRA/NAREIT Global Index for all periods thereafter.

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	Inception Date	1 Year	5 Years	Life of Portfolio

Open Shares:	12/31/08

Returns Before Taxes		2.54%	10.45%	13.52%

Returns After Taxes on Distributions		1.51%	7.82%	10.66%

Returns After Taxes on Distributions and Sale of Portfolio Shares		1.62%	7.28%	10.12%

Institutional Shares (Returns Before Taxes)	9/26/11	2.85%	10.78%	10.22%

R6 Shares (Returns Before Taxes)		2.85%	10.78%	10.22%

FTSE EPRA/NAREIT Global Index (reflects no reduction for fees, expenses or taxes)		3.75%	8.88%	11.19% (Open) 9.64% (Institutional)

FTSE EPRA/NAREIT Global ex-US/FTSE/NAREIT Global Linked Index (reflects no deduction for fees, expenses or taxes)		3.75%	10.36%	11.15% (Open) 10.11% (Institutional)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jay P. Leupp, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011 and previously was a portfolio manager of the Predecessor International Realty Fund since December 2008.

Gautam Garg, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since May 2017.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Global Listed Infrastructure Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.90%	.90%	.90%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.06%	.07%	.06%	*

Acquired Fund Fees and Expenses (Underlying Funds)	.01%	.01%	.01%

Total Annual Portfolio Operating Expenses	.97%	1.23%	.97%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using “Other Expenses” for Institutional Shares from the last fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$99	$309	$536	$1,190

Open Shares	$125	$390	$676	$1,489

R6 Shares	$99	$309	$536	$1,190

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies. The Investment Manager focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which the Investment Manager believes are undervalued.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange.

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Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in infrastructure companies organized or located outside the US or doing a substantial amount of business outside the US. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries.

The Investment Manager generally seeks to substantially hedge foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, although the Portfolio’s total foreign currency exposure may not be fully hedged at all times.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

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Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Foreign Currency and Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Forward Currency Contracts Risk. Forward currency contracts may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Listed Infrastructure Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

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Best Quarter: 9/30/10 12.17% Worst Quarter: 9/30/11 -9.85%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Custom Infrastructure Index (Hedged) is an index created by the Portfolio’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® Index (Hedged) for all periods thereafter.

	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	12/31/09

Returns Before Taxes		9.30%	16.05%	11.99%

Returns After Taxes on Distributions		8.66%	13.95%	10.40%

Returns After Taxes on Distributions and Sale of Portfolio Shares		6.21%	12.55%	9.47%

Open Shares (Returns Before Taxes)	12/31/09	9.01%	15.71%	11.64%

R6 Shares (Returns Before Taxes)		9.30%	16.05%	11.99%

Custom Infrastructure Index (Hedged) (reflects no deduction for fees, expenses or taxes)		11.81%	12.55%	9.31%

MSCI World Index (reflects no deduction for fees, expenses or taxes)		7.51%	10.41%	8.17%

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Matthew Landy, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team, has been with the Portfolio since March 2016.

John Mulquiney, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team, has been with the Portfolio since December 2009.

Warryn Robertson, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team, has been with the Portfolio since December 2009.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolio” on page 172.

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Lazard Funds Summary Section

Lazard Real Assets and Pricing Opportunities Portfolio

Investment Objective

The Portfolio seeks total return consisting of appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%	.70%	.70%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses (including expenses of the Portfolio’s subsidiary)*	.41%	.41%	.41%

Total Annual Portfolio Operating Expenses*	1.11%	1.36%	1.11%

Fee Waiver and Expense Reimbursement**	.21%	.21%	.26%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.90%	1.15%	.85%

*

Other Expenses are based on estimated amounts for the current fiscal year. Other Expenses and Total Annual Portfolio Operating Expenses include the estimated expenses of the Portfolio’s subsidiary, which will vary based on the amount of the Portfolio’s investment in the subsidiary. The expenses of the subsidiary included in Other Expenses reflect the Portfolio’s anticipated average allocation to the subsidiary.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until December 30, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.15% and .85% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$92	$317

Open Shares	$117	$396

R6 Shares	$87	$309

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio commenced investment operations on December 30, 2016, no portfolio turnover information is presented.

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Principal Investment Strategies

Under normal market conditions, the Portfolio invests at least 80% of its assets in real assets and pricing opportunities investments, including instruments providing exposure to such investments (such as derivative instruments).

“Real assets” are considered by the Portfolio to be:

(i) assets that have physical properties, such as:

•	natural resources, such as energy and materials (e.g., metals and mining, paper and forestry and chemicals)

•	real estate, such as REITs and real estate operating companies (“Real Estate Investments”)

•	equipment and industrials, such as tools, hardware, machinery and other industrial components
•	infrastructure, such as utilities, transport, communications, pipelines, seaports, airports and toll roads
•	commodities, such as physical commodities with tangible properties such as gas, oil, metals, livestock or agricultural products

(ii) companies that own or derive a significant portion of their value from such assets listed above or the production thereof; and (iii) inflation-indexed securities.

“Pricing opportunities” investments are made in companies that the Investment Manager believes may perform well during periods of high inflation. Such companies may include those in the consumer discretionary, consumer staples, health care, information technology and telecommunications services sectors.

Allocation of the Portfolio’s assets by the Investment Manager among these real assets categories and pricing opportunities sectors will vary, and over time exposures to new categories and sectors may be added or exposures to existing categories and sectors may be eliminated.

The Portfolio may invest in a mix of equity and fixed income securities of US and non-US companies, including emerging markets companies, as well as commodity-linked and other derivative instruments. In addition to investing in inflation-indexed fixed income securities (which may be of any credit quality or maturity), the Portfolio may invest in fixed income securities, typically government securities (which may be of various maturities), in connection with the Portfolio’s derivatives exposures (i.e., a type of margin or collateral). The Portfolio’s investments in fixed income securities also may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”). The Portfolio also may invest in ETFs and similar products such as exchange-traded notes (“ETNs”), which generally pursue a passive index-based strategy. The Portfolio may invest in companies of any market capitalization.

The Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio’s total assets in a wholly-owned subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”), which invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options and total return swaps) and fixed income securities, typically government securities, in connection with the Subsidiary’s derivatives exposures (i.e., a type of margin or collateral).

The Investment Manager’s process for selecting investments for the Portfolio may include a variety of approaches, such a fundamental, bottom-up analysis, qualitative evaluations and quantitative models or a combination of these or other approaches. The process used will usually vary for different types of real assets categories, or category subsets.

In addition, the Portfolio may, but is not required to (1) enter into futures contracts; forward currency contracts; equity, total return, interest rate, credit default and currency swap agreements; (2) write put and call options on securities (including ETFs), indexes and currencies; and (3) invest in structured notes, in each case for hedging purposes or to seek to increase returns, including as a substitute for a direct investment in securities. When the Portfolio or

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the Subsidiary enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among real assets categories. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of a market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Natural Resources Risk. Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

Real Estate Investments Risk. The Portfolio’s investments in Real Estate Investments could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, Real Estate Investments could lead to investment results that may be significantly different from investments in other real assets categories or investments in the broader securities markets.

The risks related to investments in Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of other types of stocks traded on national exchanges, which may affect the Portfolio’s ability to trade or liquidate those

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securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolio generally will have no control over the operations and policies of a REIT, and the Portfolio generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation, and service interruption due to environmental, operational or other mishaps.

Commodities-Related Investments Risk. Exposure to the commodities markets may subject the Portfolio and the Subsidiary to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments.

Inflation-Indexed Security Risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Portfolio may be required to make annual distributions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

Fixed Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed income securities with longer maturities or durations. A rise

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in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

Government Securities Risk. Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by the Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Quantitative Model Risk. A quantitative model, such as the risk and other models used by the Investment Manager, requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust a quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

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Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities and other investments at the time and price it would like. In some cases, the Portfolio, by itself or together with other portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including ETFs), indexes and currencies, structured notes and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the reference asset, index or rate. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. The same risks, as applicable, apply to derivatives transactions by the Subsidiary.

ETFs and Similar Products Risk. Shares of ETFs and similar products such as ETNs in which the Portfolio may invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs, ETNs and similar products may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in ETFs and similar products are subject to the risks of investments made by the ETFs and similar products, as well as to the general risks of investing in ETFs and similar products. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and similar products in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs, ETNs are not registered investment

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companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

Tax Status Risk. Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Portfolio for purposes of qualification as a “regulated investment company” (“RIC”) for federal income tax purposes. Without such qualification, the Portfolio could be subject to tax. The tax treatment of some of the Portfolio’s investments in the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the Internal Revenue Service (the “IRS”), or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

Subsidiary Risk. The Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments (described elsewhere in this Prospectus).

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since December 2016.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since December 2016.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Enhanced Opportunities Portfolio

Investment Objective

The Portfolio seeks current income and long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.40%	1.40%	1.40%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses
Dividend Expenses on Securities Sold Short[2]	.09%	.12%	.09%	[1]
Borrowing Expenses on Securities Sold Short[3]	—	—	—
Remainder of Other Expenses	2.11%	13.69%	2.11%	[1]
Total Other Expenses	2.20%	13.81%	2.20%	[1]

Acquired Fund Fees and Expenses (Underlying Funds)	.05%	.05%	.05%

Total Annual Portfolio Operating Expenses	3.65%	15.63%	3.65%

Fee Waiver and Expense Reimbursement[4]	1.81%	13.51%	1.86%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement[5]	1.84%	2.12%	1.79%

[1]	Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares for the last fiscal year.

[2]	When there is a cash dividend declared on a security the Portfolio has borrowed to sell short, the Portfolio pays the lender an amount equal to the dividend and this payment is recorded as an expense.
[3]	Net borrowing expenses on securities sold short, in which the Portfolio may receive income or be charged a fee on the borrowed securities.

[4]

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018 to the extent Total Annual Portfolio Operating Expenses exceed 1.70%, 1.95% and 1.65% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

[5]

Excluding Dividend Expenses on Securities Sold Short and Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are 1.70%, 1.95% and 1.65% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$187	$950	$1,734	$3,789

Open Shares	$215	$3,098	$5,401	$9,329

R6 Shares	$182	$946	$1,730	$3,785

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio

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turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. For the last fiscal year, the Portfolio’s portfolio turnover rate was 247% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective over a full market cycle through a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)). The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the Portfolio will invest primarily in small and mid cap companies. The Portfolio also will utilize selective strategy level and position level hedges, primarily through short selling and derivatives, seeking to minimize macro risk (equity and credit) and interest rate risk. The Portfolio may invest in convertible debt and preferred securities of any maturity and any quality. Convertible securities held in the Portfolio generally are expected to have maturities between three and seven years at the time of investment, or between five and seven years if invested at issuance. Preferred securities generally are of perpetual maturities, callable at various points determined by the issuer. The Portfolio management team utilizes bottom up fundamental credit, equity and quantitative analysis in conjunction with top down macroeconomic analysis to identify individual securities believed to offer compelling value versus comparable risk return.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies, including depositary receipts and shares. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in convertible fixed income and preferred securities and/or take short positions and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

In addition, the Portfolio may, but is not required to (1) enter into futures and forward currency contracts and equity, interest rate, credit default and currency swap agreements; and (2) write put and call options on securities (including ETFs), indexes and currencies, in each case for hedging purposes or to seek to increase returns.

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Short Position Risk. Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more

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risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Convertible Securities Risk. The market value of convertible securities may perform like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Fixed Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of

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market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Preferred Securities Risk. There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, interest rate, index, commodity, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less

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frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Leverage Risk. The use of leverage, which the Portfolio’s strategy entails, may magnify the Portfolio’s gains or losses.

Value Investing Risk. The Portfolio invests in securities believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The securities in which the Portfolio invests may respond differently to market and other developments than other types of securities.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Market Direction Risk. Since the Portfolio will typically hold both long and short positions, an investment in the Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

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High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Enhanced Opportunities Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/16 2.33% Worst Quarter: 12/31/15 -1.64%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

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	Inception Date	1 Year	Since Inception

Institutional Shares:	12/31/14

Returns Before Taxes		4.50%	1.03%

Returns After Taxes on Distributions		3.87%	–1.23%

Returns After Taxes on Distributions and Sale of Portfolio Shares		2.55%	–0.25%

Open Shares (Returns Before Taxes)	12/31/14	4.13%	0.72%

R6 Shares (Returns Before Taxes)		4.50%	1.03%

BofA Merrill Lynch U.S. Convertible ex Mandatory Index (reflects no deduction for fees, expenses or taxes)		11.71%	4.23%

HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)		2.50%	–0.62%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Sean Reynolds, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, has been with the Portfolio since December 2014.

Frank Bianco, a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams, has been with the Portfolio since December 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Fundamental Long/Short Portfolio

Investment Objective

The Portfolio seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.40%	1.40%	1.40%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses
Dividend Expenses on Securities Sold Short[2]	.99%	.98%	.99%	[1]
Borrowing Expenses on Securities Sold Short[3]	.59%	.59%	.59%	[1]
Remainder of Other Expenses	.17%	.20%	.17%	[1]
Total Other Expenses	1.75%	1.77%	1.75%	[1]

Acquired Fund Fees and Expenses (Underlying Funds)	.08%	.08%	.08%

Total Annual Portfolio Operating Expenses[4]	3.23%	3.50%	3.23%

[1]	Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.

[2]	When there is a cash dividend declared on a security the Portfolio has borrowed to sell short, the Portfolio pays the lender an amount equal to the dividend and this payment is recorded as an expense.
[3]	Net borrowing expenses on securities sold short, in which the Portfolio may receive income or be charged a fee on the borrowed securities.

[4]

Excluding Dividend and Borrowing Expenses on Securities Sold Short and Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses are 1.57%, 1.85% and 1.57% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$326	$995	$1,688	$3,531

Open Shares	$353	$1,074	$1,817	$3,774

R6 Shares	$326	$995	$1,688	$3,531

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. For the last fiscal year, the Portfolio’s portfolio turnover rate was 257% of the average value of its portfolio (excluding securities sold short).

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Principal Investment Strategies

The Portfolio utilizes a long/short investment strategy through investments in equity securities, principally common stocks, and derivative instruments that provide exposure to such equity securities. The Investment Manager’s approach in managing the Portfolio is based on its bottom-up relative-value philosophy. Generally, the Investment Manager seeks to take long positions by investing in equity securities of companies with strong and/or improving financial productivity that have attractive valuations, and seeks to complement these long positions with short positions in respect of companies viewed by the Investment Manager to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position, or those that represent a sector or market hedge. The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. The total gross exposure of the Portfolio will typically range from 0% to 200% of the Portfolio’s NAV and that the net exposure will typically range from -25% (net short position) to 100% of its NAV. As an example, if the Portfolio’s long investment exposure is 100% of its NAV and its short exposure is 75% of its NAV, the Portfolio would have a net long exposure of 25% of NAV.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies, including depositary receipts and shares. The Portfolio may invest in companies across the capitalization spectrum and also may invest in IPOs. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in equity securities and/or take short positions in equity securities and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

In addition, the Portfolio may, but is not required to, invest in ETFs, enter into equity and currency swap agreements, and forward currency contracts; and purchase and sell options, including writing put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Short Position Risk. Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the

156Prospectus

prices for derivatives. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, index, commodity, interest rate, currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Counterparty Credit Risk. The Portfolio’s investment strategy is dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and counterparties to derivatives transactions. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

Leverage Risk. The use of leverage, which the Portfolio’s strategy entails, may magnify the Portfolio’s gains or losses.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Market Direction Risk. Since the Portfolio will typically hold both long and short positions, an investment in the Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and

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companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Non-Diversification Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As the Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

ETF Risk. Shares of ETFs may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. The Portfolio’s investments in ETFs are subject to the risks of such ETF’s investments, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Fundamental Long/Short Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 12/31/14 11.47% Worst Quarter: 3/31/16 -4.63%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

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	Inception Date	1 Year	Since Inception

Institutional Shares:	4/30/14

Returns Before Taxes		–7.99%	4.08%

Returns After Taxes on Distributions		–7.99%	3.81%

Returns After Taxes on Distributions and Sale of Portfolio Shares		–4.52%	3.03%

Open Shares (Returns Before Taxes)	4/30/14	–8.28%	3.80%

R6 Shares (Returns Before Taxes)		–7.99%	4.08%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		11.96%	9.00%

HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)		0.10%	–0.25%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Dmitri Batsev, portfolio manager/analyst on the Investment Manager’s Fundamental Long/Short team, has been with the Portfolio since April 2014.

Jerry Liu, portfolio manager/analyst on the Investment Manager’s Fundamental Long/Short teams, has been with the Portfolio since April 2014.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select and Fundamental Long/Short teams, has been with the Portfolio since April 2014.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Capital Allocator Opportunistic Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses
Dividend Expenses on Securities Sold Short[2]	—	—	—[1]
Borrowing Expenses on Securities Sold Short[3]	—	—	—[1]
Remainder of Other Expenses	.19%	2.06%	.19%[1]
Total Other Expenses	.19%	2.06%	.19%[1]

Acquired Fund Fees and Expenses (Underlying Funds)	.69%	.69%	.69%[1]

Total Annual Portfolio Operating Expenses	1.88%	4.00%	1.88%

Fee Waiver and Expense Reimbursement[4]	.17%	1.99%	.17%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement[5]	1.71%	2.01%	1.71%

[1]	Based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.
[2]	When there is a cash dividend declared on a security the Portfolio has borrowed to sell short, the Portfolio pays the lender an amount equal to the dividend and this payment is recorded as an expense.
[3]	Net borrowing expenses on securities sold short, in which the Portfolio may receive income or be charged a fee on the borrowed securities.

[4]

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1 2018, to the extent Total Annual Portfolio Operating Expenses exceed 1.02%, 1.32% and 1.02% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

[5]

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are 1.02%, 1.32% and 1.02% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$174	$574	$1,000	$2,187

Open Shares	$204	$1,036	$1,885	$4,083

R6 Shares	$174	$574	$1,000	$2,187

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or

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“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 238% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio utilizes an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to stocks, bonds, commodities and other investments.

The Portfolio invests primarily in exchange-traded open-end management investment companies and similar products, which generally pursue a passive index-based strategy (commonly known as ETFs), as well as actively managed closed-end management investment companies (“closed-end funds”) and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”). ETFs and ETNs in which the Portfolio may invest include both ETFs and ETNs designed to correlate directly with an index and ETFs and ETNs designed to correlate inversely with an index and may include actively-managed ETFs. The Portfolio, through Underlying Funds in which it invests, may invest in non-US companies (including those in emerging markets), and the Portfolio also may invest directly in equity and debt securities in addition to its investments in Underlying Funds. The Portfolio’s investment portfolio is concentrated in a relatively small number of holdings (generally 10 to 30). Investors can invest directly in Underlying Funds and do not need to invest in Underlying Funds through mutual funds or separately managed accounts.

The Portfolio may, but is not required to (1) enter into equity, total return and currency swap agreements; futures contracts and options on futures contracts (including with respect to index and commodities); and forward currency contracts; and (2) write put and covered call options on securities (including ETFs and ETNs), indexes and currencies, in each case for hedging purposes or to seek to increase returns, including as a substitute for purchasing an Underlying Fund.

The Portfolio may, but is not required to, effect short sales of securities. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Underlying Funds Risk. Shares of ETFs and closed-end funds in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in

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particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Fixed Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make

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payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Focused Investing Risk. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Short Position Risk. Short positions may involve substantial risks. If a short position appreciates in value during the period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, the Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Capital Allocator Opportunistic Strategies Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 14.66% Worst Quarter: 9/30/11 -10.44%

Average Annual Total Returns
(for the periods ended December 31, 2016)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not operational as of December 31, 2016) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index.

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	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	3/26/08

Returns Before Taxes		5.36%	5.32%	3.30%

Returns After Taxes on Distributions		4.84%	3.86%	2.20%

Returns After Taxes on Distributions and Sale of Portfolio Shares		3.18%	3.65%	2.24%

Open Shares (Returns Before Taxes)	3/31/08	5.08%	4.91%	2.98%

R6 Shares (Returns Before Taxes)		5.36%	5.32%	3.30%

MSCI World Index (reflects no deduction for fees, expenses or taxes)		7.51%	10.41%	4.42% (Institutional) 4.48% (Open)

Global Asset Allocation Blended Index (reflects no deduction for fees, expenses or taxes)		5.61%	7.21%	4.71% (Institutional) 4.74% (Open)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since February 2017.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since February 2017.

Thomas McManus, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since February 2017.

Kim Tilley, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since February 2017.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Summary Section

Lazard Global Dynamic Multi-Asset Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.80%	.80%	.80%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	1.34%	8.29%	1.34%	*

Acquired Fund Fees and Expenses (Underlying Funds)	.01%	.01%	.01%

Total Annual Portfolio Operating Expenses	2.15%	9.35%	2.15%

Fee Waiver and Expense Reimbursement**	1.24%	8.14%	1.24%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement***	.91%	1.21%	.91%

*	“Other Expenses” are based on estimated amounts for the current fiscal year, using amounts for Institutional Shares from the last fiscal year.
**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio until May 1, 2018, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.20% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

***

Excluding Acquired Fund Fees and Expenses, the Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement are .90%, 1.20% and .90% of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$93	$553	$1,040	$2,385

Open Shares	$123	$1,981	$3,680	$7,322

R6 Shares	$93	$553	$1,040	$2,385

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the period from May 27, 2016 (commencement of operations) through

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December 31, 2016, the Portfolio’s portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various US and non-US equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The Investment Manager makes allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. At any given time the Portfolio’s assets may not be allocated to all strategies.

A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. The Investment Manager generally will seek to achieve, over a full market cycle, a level of volatility in the Portfolio’s performance of approximately 10%. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

As a consequence of allocating its assets among various of the Investment Manager’s investment strategies, the Portfolio may:

•

invest in US and non-US equity and debt securities (including those of companies with business activities located in emerging market countries and securities issued by governments of such countries), depositary receipts and shares, currencies and related instruments, and structured notes

•	invest in ETFs and similar products, which generally pursue a passive index-based strategy
•	invest in securities of companies of any size or market capitalization
•	invest in debt securities of any maturity or duration
•

invest in securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated

•

enter into swap agreements (including credit default swap agreements) and forward contracts, and may purchase and write put and covered call options, on securities, indexes and currencies, for hedging purposes (although it is not required to do so) or to seek to increase returns

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or

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factors unrelated to the issuer’s value, such as investor perception.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described above, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Value Investing and Growth Investing Risks. The Portfolio may invest a portion of its assets in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also may invest a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Quantitative Model Risk. The success of the Portfolio depends upon effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in

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response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

ETF Risk. Any investments in ETFs are subject to the risks of the investments of the ETFs, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any ETFs in which the Portfolio invests. Shares of ETFs in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements, forward currency contracts, over-the-counter options

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on securities, indexes and currencies, structured notes and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, index or currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Derivatives transactions incur costs, either explicitly or implicitly, which reduce return. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for the Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with that of a broad measure of market performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Managers/Analysts

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2016.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi-Asset team, has been with the Portfolio since May 2016.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 172.

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Lazard Funds Additional Information about the Portfolios

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares*	$100,000

Open Shares*	$2,500

R6 Shares**	$1,000,000

*

Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $100,000 for Institutional Shares or $2,500 for Open Shares.

**

There is no minimum investment amount for R6 Shares purchased by certain types of employee benefit plans and individuals considered to be affiliates of the Fund or the Investment Manager, discretionary accounts with the Investment Manager and affiliated and non-affiliated registered investment companies.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation (Open and Institutional Shares only)
Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Lazard Funds Investment Strategies and Investment Risks

Overview

The Fund consists of thirty-three separate Portfolios. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. There is no guarantee that any Portfolio will achieve its investment objective. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio other than Lazard Explorer Total Return Portfolio, Lazard Fundamental Long/Short Portfolio, Lazard Enhanced Opportunities Portfolio, Lazard Global Dynamic Multi-Asset Portfolio and Lazard Capital Allocator Opportunistic Strategies Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy.

For Lazard International Equity Advantage Portfolio, Lazard International Equity Concentrated Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard Global Strategic Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Income Portfolio, Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio, Lazard Global Realty Equity Portfolio, Lazard Real Assets and Pricing Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio and Lazard Enhanced Opportunities Portfolio, each Portfolio’s investment objective(s) may be changed without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders; for the other Portfolios, each Portfolio’s investment objective(s) may only be changed with the approval of the Portfolio’s shareholders.

Information on the recent strategies and holdings of each Portfolio that has commenced operations can be found in the current annual/semi-annual report (see back cover).

Investment Strategies

Lazard US Equity Concentrated Portfolio

The Portfolio invests primarily in equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million. The Portfolio seeks to outperform broad-based securities market indices, such as the S&P 500® Index, the Russell 1000® Index and the Russell 3000® Index. The Investment Manager’s philosophy employed for the Portfolio is based on value creation through its process of bottom-up stock selection, and the Investment Manager implements a disciplined portfolio construction process. The Investment Manager’s fundamental research seeks to identify investments typically featuring robust organic cash flow, balance sheet strength and operational flexibility.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio considers a company or issuer to be a “US company” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or

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magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of US companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. Ordinarily, the market capitalizations of the Portfolio’s investments will be within the range of companies included in the S&P 500 Index (ranging from approximately $2.3 billion to $754.5 billion as of March 30, 2017). Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio considers a company or issuer to be a “US company” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

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Lazard US Small-Mid Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of small to mid capitalization US companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500 Index (ranging from approximately $16.5 million to $18.6 billion as of March 30, 2017). Because “small-mid cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small-mid cap company.”

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap US companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research analysts.

The Investment Manager believes that contribution of ideas from multiple sources within the firm benefits the generation of investment ideas for consideration by the Portfolio’s portfolio management team. Companies selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	sustainable returns
•	strong free cash flow with balance sheet flexibility
•	attractive valuation, utilizing peer group and historical comparisons

The Portfolio may invest up to 20% of its assets in the securities of larger or smaller US or non-US companies.

The Portfolio considers a company or issuer to be a “US company” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI EAFE Index (ranging from approximately $2.0 billion to $243.8 billion as of March 30, 2017) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors, and between developed and emerging market countries, may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries and may invest up to 15% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries. Under normal

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circumstances, the Portfolio invests at least 80% of its assets in equity securities.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Equity Select Portfolio

The Portfolio invests primarily in equity securities, including depositary receipts such as ADRs and GDRs, common stocks, preferred stocks and convertible securities, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI All Country World Index ex-US (ranging from approximately $728.7 million to $275.7 billion as of March 30, 2017) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries, although the Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries in an amount up to the current emerging markets component of the MSCI All Country World Index ex-US plus 15%. The allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Equity Advantage Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of US and non-US companies, including those in emerging markets. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. The Portfolio management team selects stocks for the Portfolio from a broad investment universe of non-US stocks and depositary receipts, including ADRs, GDRs and EDRs, REITs, warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically focus on securities of non-US developed market companies, using an objective,

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systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or the company has at least 50% of its assets in countries other than the US.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Equity Concentrated Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies. The Portfolio has a concentrated portfolio of investments, typically investing in 20 to 30 securities of non-US companies, including those whose principal business activities are located in emerging market countries. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. In choosing stocks for the Portfolio, the Investment Manager generally looks for established companies in economically developed countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager also may invest the Portfolio’s assets in securities of companies domiciled in emerging market countries in an amount up to the current percentage of securities in the MSCI All Country World Index ex-US issued by companies domiciled in emerging market countries (23.58% as of March 30, 2017) plus 15%. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. The Portfolio may invest in securities of companies across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

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Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

A company is considered to be domiciled in an emerging markets country if it is domiciled in a country that is: (i) included in the MSCI Emerging Markets Index; or (ii) not included in the MSCI World Index.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest in companies of any size, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions. The Portfolio also may invest up to 15% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

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The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard International Small Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively small non-US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-US companies” to be those non-US companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of companies included in the MSCI EAFE Small Cap Index (based on market capitalization of the Index as a whole, which ranged from approximately $136.9 million to $8.4 billion as of March 30, 2017). Because “small non-US companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of the company increases so that the company no longer meets the definition of a “small non-US company.”

Securities selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	the potential to become a larger factor in the company’s business sector
•	significant debt but high levels of free cash flow
•	a relatively short corporate history with the expectation that the business may grow

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-US companies that the Investment Manager believes have the potential for growth. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. The Portfolio may invest up to 20% of its assets in equity securities of larger companies.

The Portfolio may invest up to 25% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a

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decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Equity Select Portfolio

The Portfolio invests primarily in equity securities, principally common stocks, of companies that the Investment Manager believes have strong and/or improving financial productivity and are undervalued based on their earnings, cash flow or asset values. In managing the Portfolio, the Investment Manager utilizes a flexible investment approach and engages in bottom-up, fundamental security analysis and selection. The Portfolio may invest in securities across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager will allocate the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio’s investments in non-US companies may include companies whose principal business activities are located in emerging market countries.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

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When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Managed Equity Volatility Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of US and non-US companies, including those in emerging markets. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time. The Investment Manager seeks to generate attractive risk-adjusted returns while lowering portfolio volatility by using a benchmark-unaware stock selection strategy driven by fundamental inputs that is intended to identify high quality companies with sustainable operating performance. The Investment Manager performs an independent assessment of stock risk and also seeks to manage risk through diversification.

The Portfolio management team selects stocks for the Portfolio from a broad investment universe of stocks and depositary receipts, including ADRs, GDRs and EDRs, REITs, warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Portfolio will typically focus on securities of developed market companies, using an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics and create a low volatility portfolio. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager seeks to realize the Portfolio’s investment objective primarily through stock selection, investing in companies believed to have sustainably high or improving returns and trading at attractive valuations. The Portfolio may invest in securities of companies whose principal business

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activities are located in emerging market countries, and the allocation of the Portfolio’s assets to emerging market countries may vary from time to time. The Portfolio may invest in securities of companies across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. In addition, under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or is domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions. The Portfolio may invest in securities of companies across the capitalization spectrum, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru,

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Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Core Equity Portfolio

In managing the Portfolio, the Investment Manager utilizes a flexible, core investment approach and engages in bottom-up, fundamental security analysis and selection. The Investment Manager may consider a security’s growth or value potential in managing the Portfolio. The Portfolio may invest in securities across the capitalization spectrum, although it typically invests in securities of companies with a market capitalization of $300 million or more.

The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. Emerging market countries include all countries not represented by the MSCI World Index. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries.

The Portfolio considers a company to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or is domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

The Investment Manager uses a proprietary system for fundamental securities analysis, including models generated at the security, country and sector levels, and seeks to identify investment opportunities at any stage of a company’s development, from startup to maturity. The Investment Manager evaluates potential investments with a screening process that focuses on change and may consider factors including market validation, quality, revisions and valuations. The Investment Manager may sell a security from the Portfolio when the target price is achieved, risk analysis is unfavorable, fundamental investment drivers deteriorate or the investment thesis is invalidated, or there is a negative change in corporate strategy or corporate governance.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

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The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Equity Advantage Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of emerging markets companies. In managing the Portfolio, the Investment Manager utilizes a quantitatively driven, bottom up stock selection process. The Portfolio management team selects stocks for the Portfolio from a broad investment universe of emerging market stocks and depositary receipts, including ADRs, GDRs and EDRs, REITs, warrants and rights. The active, quantitative approach utilized by the Portfolio management team involves initial screening, risk assessment and evaluation of each company relative to its global peers. The Investment Manager uses an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality. The Portfolio may invest across the capitalization spectrum.

Under normal circumstances, the Portfolio invest at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries. The allocation of the Portfolio’s assets among countries and regions will vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio considers a company to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries. The Portfolio considers emerging markets countries to be all countries: (i) included in the MSCI Emerging Markets Index; or (ii) not included in the MSCI World Index.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or

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magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Developing Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries (also known as “developing markets”). The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Equity Blend Portfolio

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity strategies managed by the Investment Manager (and other emerging markets equity securities held in

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other strategies managed by the Investment Manager) in proportions consistent with the Investment Manager’s evaluation of various economic and other factors through quantitative and qualitative analysis. These proportions are changed from time to time without notice to shareholders, and at any given time the allocation to one strategy, region or country may comprise a substantial percentage of the Portfolio’s assets, or conversely, there may be no allocation to any such strategy, region or country. The Investment Manager will make allocation and securities selection decisions based on quantitative and qualitative analysis using a number of different tools, including proprietary software models. Quantitative analysis includes statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios. The Investment Manager may consider a security’s value or growth characteristics in selecting investments for the Portfolio and may invest in securities of any size or market capitalization.

The investment strategies in which the Portfolio invests may utilize a bottom-up or top-down approach, or a combination of these approaches. A bottom-up approach usually includes fundamental analysis of the investment. A top-down approach involves analysis of various developed and emerging markets fundamental data, cyclical trends, and global supply/demand appetites, and other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with overall portfolio construction and analysis.

The equity securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in securities of any size or market capitalization.

The Portfolio may invest in exchange-traded open-end management investment companies and similar products, which generally pursue a passive index-based strategy (commonly known as ETFs).

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Multi-Asset Portfolio

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity, debt

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and currency investment strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors through quantitative and qualitative analysis. These proportions are changed from time to time without notice to shareholders, and at any given time the allocation to one strategy (other than currency investments) may comprise a substantial percentage of the Portfolio’s assets or, conversely, there may be no allocation to such strategy. The Investment Manager will make allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models. Quantitative analysis includes statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios.

The Portfolio may invest in:

•	equity securities, including common stocks and depositary receipts and shares
•

debt securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds (“junk bonds”), convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations

•	emerging markets currencies and related instruments (primarily forward currency contracts) and structured notes

The investment strategies in which the Portfolio invests may utilize a bottom-up or top-down approach, or a combination of these approaches. A bottom-up approach usually includes fundamental analysis of the investment. A top-down approach involves analysis of various developed and emerging markets fundamental data, cyclical trends, and global supply/demand appetites, and other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with overall portfolio construction and analysis.

The securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer. Under normal circumstances, the Portfolio invests at least 80% of its assets in securities and other investments that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio considers a company, security or other instrument to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or is domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

The Portfolio may invest in securities of any size or market capitalization. The Portfolio may invest without limitation in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in debt securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a

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duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may enter into futures contracts on US Treasury securities to seek to hedge the Portfolio’s exposure to the risk of rising interest rates on US Treasury securities embedded in the Portfolio’s emerging market debt securities (to a greater or lesser degree, depending on the currency in which the debt security is denominated). Similarly, the Portfolio also may enter into futures contracts on US Treasury securities in combination with a credit default swap that provides exposure to emerging markets debt securities, baskets of securities or indices.

The Portfolio’s currency strategy uses forward currency contracts, options on currencies and structured notes, although the Portfolio may not allocate assets to the currency strategy at all times, and there may be no allocation to currency investments for significant periods of time. The Portfolio also may, but is not required to, enter into forward foreign currency contracts, purchase options on currencies and enter into currency swaps to hedge the foreign currency exposure associated with equity or debt investment strategies. The Portfolio also may purchase options on securities, including ETFs, and enter into credit default swaps and other types of swaps, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Debt Portfolio

The Portfolio invests primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds, convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations, and may invest in money market instruments such as certificates of deposit. The securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer.

Under normal circumstances, the Portfolio invests at least 80% of its assets in debt securities that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The Portfolio currently intends to focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

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The Portfolio considers a company, security or other instrument to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or is domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

In managing the Portfolio, the Investment Manager utilizes a combination of bottom-up fundamental security analysis with a top-down global macroeconomic analysis. The top-down approach involves analysis of various developed and emerging markets fundamental data, cyclical trends, and global supply/demand appetites, and other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis.

The Portfolio may invest without limitation in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may enter into futures contracts on US Treasury securities to seek to hedge the Portfolio’s exposure to the risk of rising interest rates on US Treasury securities embedded in the Portfolio’s emerging market debt securities (to a greater or lesser degree, depending on the currency in which the debt security is denominated). Similarly, the Portfolio also may enter into futures contracts on US Treasury securities in combination with a credit default swap that provides exposure to emerging markets debt securities, baskets of securities or indices.

The Portfolio generally will not purchase equity securities; however, the Portfolio may from time to time acquire and hold equity securities as a result of exercising a convertible debt security or holding a convertible debt security to maturity or in connection with the reorganization or bankruptcy of an issuer of a debt security held by the Portfolio.

The Portfolio may, but is not required to, purchase options on ETFs and currencies and enter into forward currency contracts and credit default swaps, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

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The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Emerging Markets Income Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in currencies, debt securities, derivative instruments and other investments that are economically tied to emerging market countries. Such investments may include combinations of these instruments that have economic characteristics similar to currencies or debt securities economically tied to emerging markets countries, such as a currency forward contract denominated in an emerging markets currency and US dollar-denominated debt security in a principal amount corresponding to the notional value of forward contracts, which together have economic characteristics similar to a debt security denominated in the emerging markets currency. Derivatives instruments in which the Portfolio may invest include forward currency contracts (including non-deliverable forward contracts), structured notes, options and swap agreements. Debt securities in which the Portfolio may invest include debt securities issued or guaranteed by governments, government agencies or supranational bodies; corporate obligations; fixed and/or adjustable rate or inflation-linked investment grade and non-investment grade bonds (“junk bonds”); convertible securities; zero coupon securities; collateralized debt obligations; short- and medium-term obligations and other fixed-income obligations; and commercial paper and money market instruments such as certificates of deposit.

In managing the Portfolio, the Investment Manager seeks to obtain exposure to emerging market currency and local debt markets and to outperform its benchmark over a full market cycle.

The Investment Manager’s strategy seeks to attain exposure to emerging market countries by investing in local market instruments, including currency forward contracts and local currency debt. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis. In selecting particular instruments for the Portfolio, the Investment Manager will consider factors such as foreign currency exchange risks, price volatility, interest rate sensitivity, liquidity, tax implications, counterparty risks and technical market considerations.

Emerging market countries include all countries represented by the JPMorgan Emerging Local Markets Plus Index (ELMI +) or countries outside of the G-10, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the judgment of the Investment Manager and its analysis of market conditions. The securities or instruments in which the Portfolio invests may be denominated in US and non-US currencies, including the local currency of the issuer.

The Portfolio considers a company, security or other instrument to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or is domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

Although the Portfolio is not restricted to investments in securities of any particular maturity

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or duration, the average duration of the Portfolio is expected to be short, typically less than one year. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%, all else equal. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. The Investment Manager may extend duration in particular countries when domestic yield curves are favorable.

The Portfolio is not limited to securities of any particular quality or investment grade and, as a result, the Portfolio may invest in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated.

The Portfolio may, but is not required to, purchase options on ETFs or currencies and enter into credit default swaps for hedging purposes or to seek to increase returns and also may use derivative instruments that are part of its primary investment strategy, such as forward currency contracts, for hedging purposes.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Explorer Total Return Portfolio

The Portfolio utilizes a flexible total return investment strategy. It typically invests primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies; forward contracts, including non-deliverable forward contracts, credit default swap agreements (on an index or basket of securities or a single security), interest rate swap agreements and foreign currency options; debt securities issued by companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds; short- and medium-term obligations, and other fixed-income obligations. The Portfolio may also invest in certain other types of securities, such as convertible securities, commercial paper, and collateralized debt obligations. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in these types of securities and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit. The securities in which the Portfolio invests may be denominated in any currency.

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The Portfolio typically focuses its investments in securities of companies that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio considers a company, security or other instrument to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of or is domiciled in an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

In managing the Portfolio, the Investment Manager utilizes a combination of bottom-up fundamental security analysis with a top-down global macroeconomic analysis that seeks to take advantage of long-term cyclical and structural trends in emerging markets by analyzing cyclical trends and global supply/demand appetites, among other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis.

The Portfolio may invest without limitation in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may enter into futures contracts on US Treasury securities to seek to hedge the Portfolio’s exposure to the risk of rising interest rates on US Treasury securities embedded in the Portfolio’s emerging market debt securities (to a greater or lesser degree, depending on the currency in which the debt security is denominated). Similarly, the Portfolio also may enter into futures contracts on US Treasury securities in combination with a credit default swap that provides exposure to emerging markets debt securities, baskets of securities or indices.

The Investment Manager expects to actively increase and decrease the Portfolio’s exposures to emerging market securities and currencies, and to significantly utilize derivatives. The Portfolio expects to utilize the following types of derivatives: forward contracts (including non-deliverable forward contracts, which settle in cash based on the difference between the agreed upon contract price or rate and the prevailing spot price or rate on an agreed notional amount), credit default swap agreements (including credit default swap agreements on an index or basket of securities or a single security), interest rate swap agreements and foreign currency options. Derivative positions may represent a substantial investment exposure through the economic leverage embedded in these positions. The aggregate notional amount of derivative positions may typically be expected to range from 20% to 100% of the Portfolio’s assets. The Investment Manager may change the Portfolio’s investment exposures frequently, and positions may be held for only a short period of time as the Investment Manager seeks to add value in different market environments in pursuit of the Portfolio’s total return objective. An investment in the Portfolio involves a high degree of risk.

The Portfolio generally will not purchase equity securities; however, the Portfolio may from time to

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time acquire and hold equity securities as a result of exercising a convertible debt security or holding a convertible debt security to maturity or in connection with the reorganization or bankruptcy of an issuer of a debt security held by the Portfolio.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Corporate Income Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the US. The Portfolio typically invests a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”); however, the Portfolio focuses such investments in below investment grade securities that may be considered “better quality” (i.e., rated B1 or higher by Moody’s, B+ or higher by S&P or the unrated equivalent as determined by the Investment Manager). The Portfolio may invest in dollar-denominated securities of non-US companies, including, to a limited extent, in emerging market companies.

The Portfolio considers a company or issuer to be a “US issuer” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income

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securities as described above and need not be tied economically to the US.

The Investment Manager typically sells a security for any of the following reasons:

•	the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value
•	the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase
•	in the opinion of the Investment Manager, the security’s respective asset category or sector has become overvalued relative to investment risks

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Short Duration Fixed Income Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation-indexed-securities. These securities may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features. Under normal circumstances, the Portfolio’s investment portfolio can be expected to have an average effective duration of three years or less. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio considers a company or issuer to be “US issuer” if: (i) the company/issuer is organized under the laws of or is domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio invests primarily in securities that are rated investment grade by one or more NRSROs (or, if unrated, determined by the Investment Manager to be of comparable quality).

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research and analysis of features such as prepayment or call options, maturity, duration and coupon.

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The Investment Manager relies on fundamental security selection and disciplined portfolio construction in managing the Portfolio. In constructing the Portfolio’s holdings, the Investment Manager incorporates a dual methodology that is both bottom-up and top-down. From a bottom-up perspective, security analysis takes into consideration quality, event risk, reinvestment, options, structure, liquidity and diversification, among other factors. Proprietary credit analysis is an integral part of the security selection process. From a top-down perspective, the Investment Manager pays close attention to shifts in public policy, business cycles, consumer habits, and key economic variables, such as inflation, interest rates, and unemployment, as well as other factors.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income securities of US issuers.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Fixed Income Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in Fixed Income Investments. “Fixed Income Investments” include all types of debt and income producing securities and other instruments, including bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, Eurodollar and Yankee dollar instruments, money market instruments and foreign currency forward contracts, including non-deliverable forward contracts. Fixed Income Investments may be issued by US or foreign corporations or entities, including those with business activities located in emerging market countries; US or foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; US state and municipal governments; foreign governments and their political subdivisions; and supranational organizations (such as the World Bank). Fixed Income Investments may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features.

In managing the Portfolio’s assets, the Investment Manager employs a relative value approach that is driven by its macroeconomic view of global interest rates, yield curves, sector spreads, and currencies, combined with an opportunistic, but disciplined, security selection process. The Investment Manager seeks to enhance the Portfolio’s total return by rotating investments through global bond and credit markets, maintaining or seeking exposure to foreign currencies in the discretion of the Investment Manager. The Investment Manager seeks to identify and exploit market inefficiencies (such as spread relationships between sectors in different countries,

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and undervalued or overlooked markets and securities) in seeking to achieve attractive risk-adjusted returns. The Investment Manager also seeks to identify investment opportunities with asymmetric risk/reward characteristics in seeking to enhance portfolio performance and mitigate risk.

The Portfolio’s currency exposure generally is managed relative to that of the Bloomberg Barclays Global Aggregate Index—Unhedged in US dollar terms, and tactical exposures to non-US dollar currencies are based on the Investment Manager’s fundamental macroeconomic outlook, technical factors and the Investment Manager’s desired market positioning.

The Investment Manager’s strategy includes investing in “proxy” trades when it believes that an investment in one market can be made as a “substitute” for another market and can generate a higher total return, on a relative basis. When utilizing this strategy, the Investment Manager conducts scenario and correlation analysis to manage the resulting “basis” risk on either currency or interest rate exposure.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers domiciled, organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts. The Investment Manager allocates the Portfolio’s assets among various regions, countries and currencies, including the United States and the US dollar (but in no less than three different countries or currencies). The Portfolio may invest in securities of issuers with business activities located in emerging market countries or denominated in an emerging market currency.

The Portfolio considers a company or issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The allocation of a Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest up to 15% of its assets in securities that are rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or the unrated equivalent as determined by the Investment Manager. There are no restrictions on the Portfolio’s average portfolio maturity or duration or on the maturities of the individual debt and income producing securities and other instruments in which it may invest. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio may, but is not required to, use derivative instruments that are part of its primary investment strategy, such as forward currency contracts, for hedging purposes. In addition, the Portfolio may, but is not required to, purchase and sell options on foreign currencies, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling

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securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Realty Income Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of ETFs.

The Investment Manager focuses on investments having the potential to deliver regular income and to offer the opportunity for long-term growth and capital appreciation. The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Investment Manager may use macroeconomic analysis and property sector research, including US and international economic strength, the interest rate environment, broader stock market performance and property-level real estate trends as well as traditional supply and demand analysis.

The Portfolio considers a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate.

The Portfolio considers a company or issuer to be a “US company” or “US issuer” or a security to be “tied economically to the US” if: (i) the company/issuer is organized under the laws of or domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

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The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio also may invest up to 25% of its net assets in companies organized as MLPs and their affiliates.

The Portfolio also may invest up to 20% of its assets in other securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

In addition to purchasing options, the Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard US Realty Equity Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of ETFs.

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e. the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

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The Investment Manager may use macroeconomic analysis and property sector research, including US and international economic strength, the interest rate environment, broader stock market performance and property-level real estate trends as well as traditional supply and demand analysis.

The Portfolio considers a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate.

The Portfolio considers a company or issuer to be a “US company” or “US issuer” or a security to be “tied economically to the US” if: (i) the company/issuer is organized under the laws of or domiciled in the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio also may invest up to 20% of its assets in equity and fixed-income securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

In addition to purchasing options, the Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Realty Equity Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of Realty

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Companies (defined below), as well as certain synthetic instruments relating to Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in Realty Companies and may include depositary receipts, including ADRs, GDRs and European Depositary Receipts, warrants, rights, options and shares of ETFs. The Portfolio’s investments in non-US companies may include companies whose principal business activities are located in emerging market countries.

In addition, under normal market conditions the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager will allocate the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries).

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Investment Manager may use macroeconomic analysis and property sector research, including US and international economic strength, the interest rate environment, broader stock market performance and property-level real estate trends as well as traditional supply and demand analysis.

The Portfolio considers a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate.

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of or domiciled in a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio also may invest up to 20% of its assets in equity and fixed income securities and instruments of companies or entities (which need not be Realty Companies), including, but not limited to, other investment companies.

The Portfolio’s investments in preferred stock and convertible securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated

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equivalent as determined by the Investment Manager (“junk bonds”).

In addition to purchasing options, the Portfolio may, but is not required to, enter into forward currency contracts and write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Listed Infrastructure Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies.

Infrastructure companies typically derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, production, transmission, sale or distribution of energy or natural resources used to produce energy; distribution, purification and treatment of water; provision of communications services and media; management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as MLPs and their affiliates, and the Portfolio may invest up to 25% of its net assets in these energy-related MLPs and their affiliates. The Investment Manager focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which the Investment Manager believes are undervalued.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in infrastructure companies organized or located outside the US or doing a substantial amount of business outside the US. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries.

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The Portfolio seeks to focus its investments in a subset of infrastructure securities that are considered “preferred infrastructure” securities by the Investment Manager. Generally, the Investment Manager considers securities that are more likely to exhibit certain desirable characteristics, such as longevity of the issuer, lower risk of capital loss and revenues linked to inflation, to be “preferred infrastructure” securities.

The Portfolio considers a company or issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Investment Manager generally seeks to substantially hedge foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, although the Portfolio’s total foreign currency exposure may not be fully hedged at all times.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Real Assets and Pricing Opportunities Portfolio

Under normal market conditions, the Portfolio invests at least 80% of its assets in real assets and pricing opportunities investments, including instruments providing exposure to such investments (such as derivative instruments).

“Real assets” are considered by the Portfolio to be:

(i) assets that have physical properties, such as:

•	natural resources, such as energy and materials (e.g., metals and mining, paper and forestry and chemicals)
•	real estate, such as Real Estate Investments
•	equipment and industrials, such as tools, hardware, machinery and other industrial components
•	infrastructure, such as utilities, transport, communications, pipelines, seaports, airports and toll roads
•	commodities, such as physical commodities with tangible properties such as gas, oil, metals, livestock or agricultural products

(ii) companies that own or derive a significant portion of their value from such assets listed above or the production thereof; and (iii) inflation-indexed securities.

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“Pricing opportunities” investments are made in companies that the Investment Manager believes may perform well during periods of high inflation. Such companies may include those in the consumer discretionary, consumer staples, health care, information technology and telecommunications services sectors.

Allocation of the Portfolio’s assets by the Investment Manager among these real assets categories and pricing opportunities sectors will vary, and, over time, exposures to new categories and sectors may be added or exposures to existing categories and sectors may be eliminated.

The Portfolio may invest in a mix of equity and fixed income securities of US and non-US companies, including emerging markets companies, as well as commodity-linked and other derivative instruments. In addition to investing in inflation-indexed fixed income securities (which may be of any credit quality or maturity), the Portfolio may invest in fixed income securities, typically government securities (which may be of various maturities), in connection with the Portfolio’s derivatives exposures (i.e., a type of margin or collateral). The Portfolio’s investments in fixed income securities also may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds"). The Portfolio also may invest in common stock of ETFs and similar products such as ETNs, which generally pursue a passive index-based strategy. The Portfolio may invest in companies of any market capitalization.

The Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio’s total assets in the Subsidiary, Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., which invests mainly in commodity-linked derivative instruments (including, but not limited to, futures contracts, options, and total return swaps) and fixed income securities, typically government securities, in connection with the Subsidiary’s derivatives exposures (i.e., a type of margin or collateral). With respect to its investments, the Subsidiary is subject to the same principal investment restrictions and limitations as the Portfolio, except that the Subsidiary may invest without limitation in commodity-related instruments.

The Subsidiary also is subject to the Portfolio’s compliance program, to the extent the Portfolio’s policies and procedures apply to its investments and operations. The Portfolio and the Subsidiary test for compliance with applicable investment restrictions, such as capital structure and leverage requirements, on a consolidated basis and comply with investment policy disclosure requirements under the 1940 Act on a similar basis. Investments in the Subsidiary are intended to provide the Portfolio with exposure to the returns of commodity markets within the limitations of the federal tax requirements that apply to the Portfolio.

The Portfolio may invest in common stock of ETFs and similar products, which generally pursue a passive index-based strategy.

The Investment Manager’s process for selecting investments for the Portfolio may include a variety of approaches, such a fundamental, bottom-up analysis, qualitative evaluations and quantitative models or a combination of these or other approaches. The process used will usually vary for different types of real assets categories, or category subsets.

In addition, the Portfolio may, but is not required to (1) enter into futures contracts; forward currency contracts, equity, total return, interest rate, credit default and currency swap agreements; (2) write put and call options on securities (including ETFs), indexes and currencies; and (3) invest in structured notes, in each case for hedging purposes or to seek to increase returns, including as a substitute for a direct investment in securities. Derivatives transactions may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the Portfolio or the Subsidiary to deliver or receive an asset or cash payment based on the change in value of the reference asset, index or rate. When the Portfolio or the Subsidiary enters into derivatives transactions, it may be required to

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segregate assets or enter into offsetting positions, in accordance with applicable regulations. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that provide for full payment of the value of the underlying asset, in cash or by physical delivery, at the settlement date, for example, the Portfolio or the Subsidiary may be required to set aside liquid assets equal to the full notional amount of the instrument (generally, the total numerical value of the asset underlying the derivatives contract) while the positions are open, to the extent there is not an offsetting position. However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments for which there may be periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the Portfolio or the Subsidiary may segregate liquid assets in an amount equal to its daily marked-to-market net obligations (i.e., the Portfolio’s or the Subsidiary’s daily net liability) under the instrument, if any, rather than its full notional amount. By setting aside assets equal to only its net obligations under the instrument, the Portfolio or the Subsidiary will have the ability to employ leverage to a greater extent than if it were required to segregate liquid assets equal to the full notional value of such instruments. If segregated assets represent a large portion of the portfolio, portfolio management may be affected as positions requiring segregation may have to be reduced in order to meet redemptions or other obligations.

Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified reference asset, index or rate at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. Futures transactions by be entered into on both US and foreign exchanges. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying asset during the option period at a specified price. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying asset during the option period at a specified price. Options may be traded on either US or foreign exchanges or over-the-counter.

Swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market, and can be used to transfer the interest rate or credit risk of a security without actually transferring ownership of the security or to customize exposure to particular securities. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at

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all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Enhanced Opportunities Portfolio

The Portfolio seeks to achieve its investment objective over a full market cycle through a hedged strategy investing primarily in convertible fixed income and preferred securities (including those rated below investment grade (“junk”)). The strategy utilizes a relative value approach, focusing on convertible securities that are considered to have low volatility. It is expected that the Portfolio will invest primarily in small and mid cap companies, but may invest in companies across the capitalization spectrum. The Portfolio also will utilize selective strategy level and position level hedges, primarily through short selling and derivatives, seeking to minimize macro risk (equity and credit) and interest rate risk. The Portfolio may invest in convertible debt and preferred securities of any maturity and any quality. Convertible securities held in the Portfolio generally are expected to have maturities between three and seven years at the time of investment, or between five and seven years if invested at issuance. Preferred securities generally are of perpetual maturities, callable at various points determined by the issuer. The Portfolio management team utilizes bottom up fundamental credit, equity and quantitative analysis in conjunction with top down macroeconomic analysis to identify individual securities believed to offer compelling value versus comparable risk return.

The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

The Portfolio’s net exposure to long and short positions may be net short, meaning that the exposure to short positions is greater than the exposure to long positions. In taking a short position in securities through total return swap agreements (which generally entitle the Portfolio to the economic equivalent of gains or losses and dividends on the subject securities during the period of the swap agreements), the Portfolio will incur transaction costs similar to interest or financing charges that will reduce any gains or increase any losses. Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies (including those in emerging markets), including depositary receipts and shares. The Portfolio also may invest in cash and cash equivalents. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in convertible fixed income and preferred securities and/or take short positions and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

In addition, the Portfolio may, but is not required to (1) enter into futures and forward currency contracts and equity, interest rate, credit default and currency

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swap agreements; and (2) write put and call options on securities (including ETFs), indexes and currencies, in each case for hedging purposes or to seek to increase returns.

It is expected that the Portfolio will buy and sell securities, and take short positions in securities, frequently in connection with implementing its investment strategy.

The Portfolio may invest in ETFs and similar products, which generally pursue a passive index-based strategy.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Fundamental Long/Short Portfolio

The Portfolio utilizes a long/short investment strategy through investments in equity securities, principally common stocks, and derivative instruments that provide exposure to such equity securities. The Investment Manager’s approach in managing the Portfolio is based on its bottom-up relative-value philosophy. Generally, the Investment Manager seeks to take long positions by investing in equity securities of companies with strong and/or improving financial productivity that have attractive valuations, and seeks to complement these long positions with short positions in respect of companies viewed by the Investment Manager to possess deteriorating fundamentals, unattractive valuations or other qualities warranting a short position, or those that represent a sector or market hedge. The Portfolio will generally have short positions through selling securities “short” and through investments in derivative instruments, principally swap agreements on individual securities, and may use short positions to seek to increase returns or to reduce risk. It is expected that the total gross exposure of the Portfolio will typically range from 0% to 200% of the Portfolio’s NAV and that the net exposure will typically range from -25% (net short position) to 100% of its NAV. As an example, if the Portfolio’s long investment exposure is 100% of its NAV and its short exposure is 75% of its NAV, the Portfolio would have a net long exposure of 25% of NAV.

Although the Portfolio’s investment focus is US companies, the Portfolio also may invest in non-US companies (including those in emerging markets), including depositary receipts and shares. The Portfolio may invest in companies across the capitalization spectrum and also may invest in IPOs. The Portfolio also may invest in cash and cash equivalents. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in equity securities and/or take short positions in equity securities and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit.

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A short sale involves the sale of a security that the Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

In taking a short position in securities through total return swap agreements (which generally entitle the Portfolio to the economic equivalent of gains or losses and dividends on the subject securities during the period of the swap agreements), the Portfolio will incur transaction costs similar to interest or financing charges that will reduce any gains or increase any losses. Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

In addition, the Portfolio may, but is not required to, invest in ETFs, enter into equity and currency swap agreements, and forward currency contracts; and purchase and sell options, including writing put and call options on securities (including ETFs), indexes and currencies, for hedging purposes or to seek to increase returns.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Lazard Capital Allocator Opportunistic Strategies Portfolio

The Portfolio utilizes an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to stocks, bonds, commodities and other investments.

The Portfolio invests primarily in Underlying Funds. ETFs and ETNs in which the Portfolio may invest include both ETFs and ETNs designed to correlate directly with an index and ETFs and ETNs designed to correlate inversely with an index and may include actively-managed ETFs. The Portfolio, through Underlying Funds in which it invests, may invest in non-US companies (including those in emerging markets), and the Portfolio also may invest directly in equity and debt securities in addition to its investments in Underlying Funds. The Portfolio’s investment portfolio is concentrated in a relatively small number of holdings (generally 10 to 30). Investors can invest directly in Underlying Funds and do not need to invest in Underlying Funds through mutual funds or separately managed accounts.

The Portfolio may, but is not required to (1) enter into equity, total return and currency swap agreements; futures contracts and options on futures contracts (including with respect to index and commodities); and forward currency contracts; and (2) write put and covered call options on securities (including ETFs and ETNs), indexes and currencies, for hedging purposes or to seek to increase returns, including as a substitute for purchasing an Underlying Fund.

The Portfolio may, but is not required to, effect short sales of securities. A short sale involves the sale of a security that the Portfolio does not own in

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the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price and profiting from the price decline. Similarly, when taking short positions with respect to securities through investments in derivative instruments, the Investment Manager is expecting the value of such securities to fall during the period of the Portfolio’s investment exposure.

The Investment Manager believes that over the long term, and on a risk-adjusted basis, there is no one size fits all approach to asset allocation and that historical relationships coupled with market insights can help develop a global view to identify and anticipate certain secular and cyclical changes. The Investment Manager employs a multi-variable investment strategy incorporating both quantitative and qualitative factors to generate the Portfolio’s asset allocation decisions.

The Portfolio’s investments generally are categorized by the Investment Manager as falling within the following four categories: thematic, diversifying assets, discounted assets and contrarian/opportunistic. The Investment Manager makes allocation changes in the Portfolio’s investments based on a forward looking assessment of capital markets using a risk/reward and probability methodology.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified, investment portfolios.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Lazard Global Dynamic Multi-Asset Portfolio

The Investment Manager allocates the Portfolio’s assets among various US and non-US equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The Investment Manager makes allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. At any given time the Portfolio’s assets may not be allocated to all strategies. Quantitative analysis includes statistical analysis of portfolio risks and performance characteristics, factor dependencies and trading tendencies. Qualitative analysis includes analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios.

A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. The Investment Manager generally will seek to achieve, over a full market cycle, a level of volatility in the Portfolio’s performance of approximately 10%. Volatility, a risk measurement, measures the magnitude of up and down

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fluctuations in the value of a financial instrument or index over time.

The Investment Manager engages in fundamental analysis (including credit analysis) while taking into account macroeconomic and other considerations in selecting investment opportunities. The allocation among the Investment Manager’s strategies may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions, and at any given time the Portfolio’s assets may not be allocated to all strategies. The investment philosophy employed for the Portfolio is based on an understanding that the current economic environment can be coupled with research into the drivers of (and risks to) outperformance in the strategies in which the Portfolio invests to create a blend of strategies aligned with the economic cycle.

As a consequence of allocating its assets among various of the Investment Manager’s investment strategies, the Portfolio may:

•

invest in US and non-US equity and debt securities (including those of companies with business activities located in emerging market countries and securities issued by governments of such countries), depositary receipts and shares, currencies and related instruments, and structured notes

•	invest in ETFs and similar products, which generally pursue a passive index-based strategy
•	invest in securities of companies of any size or market capitalization
•	invest in debt securities of any maturity or duration
•

invest in securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated

•

enter into swap agreements (including credit default swap agreements) and forward contracts, and may purchase and write put and covered call options, on securities, indexes and currencies, for hedging purposes (although it is not required to do so) or to seek to increase returns

Debt securities in which the Portfolio may invest (as a consequence of allocating its assets among various of the Investment Manager’s investment strategies) include debt securities issued or guaranteed by governments, government agencies or supranational bodies or US and non-US companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds (“junk bonds”), convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts.

The Portfolio considers a company or issuer that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may, but is not required to, enter into futures contracts and/or swap agreements in an effort to protect the Portfolio’s investments against a decline in the value of Portfolio investments that could occur following the effective date of a shareholder’s redemption order and while the Portfolio is selling securities to meet the redemption request. Since, in this event, the redemption order is priced at the (higher) value of the Portfolio’s investments at the effective date of redemption, these transactions would seek to protect the value of other shareholders’ Portfolio shares from dilution or magnified losses resulting from the Portfolio selling securities to meet the redemption request while the value of such securities is declining. For the most part, this approach is anticipated to be utilized, if at

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all, in the case of a redemption by a large shareholder or otherwise if a significant percentage of Portfolio shares is redeemed on a single day, or other similar circumstances.

When the Investment Manager determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments. In pursuing a temporary defensive strategy, the Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

Investment Risks

You should be aware that the Portfolios:

•	are not bank deposits
•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation
•	are not guaranteed to achieve their stated goals

The Portfolios also are subject to the investment risks listed in the tables below. For a description of the risks listed in the tables, please see “Glossary—Investment Risks” immediately following the tables. See also the Portfolios’ Statement of Additional Information (“SAI”) for information on certain other investments in which the Portfolios may invest and other investment techniques in which the Portfolios may engage from time to time and related risks.

	US Equity Concentrated Portfolio	US Strategic Equity Portfolio	US Small-Mid Cap Equity Portfolio

Concentration Risk	✓

Derivatives and Hedging Risk	✓	✓

ETF and Similar Products Risk	✓	✓

Focused Investing Risk		✓	✓

Foreign Currency Risk	✓	✓	✓

High Portfolio Turnover Risk	✓

IPO Shares Risk	✓	✓	✓

Issuer Risk	✓	✓	✓

Large Cap Companies Risk	✓	✓

Market Risk	✓	✓	✓

Non-Diversification Risk	✓

Non-US Securities Risk	✓	✓	✓

Securities Selection Risk	✓	✓	✓

Small and Mid Cap Companies Risk	✓	✓	✓

Value Investing Risk	✓	✓	✓

	International Equity Portfolio	International Equity Select Portfolio	International Equity Concentrated Portfolio	International Strategic Equity Portfolio	International Small Cap Equity Portfolio

Concentration Risk			✓

Derivatives and Hedging Risk		✓	✓	✓	✓

Emerging Market Risk	✓	✓	✓	✓	✓

ETF and Similar Products Risk		✓	✓	✓	✓

Focused Investing Risk		✓		✓

Foreign Currency Risk	✓	✓	✓	✓	✓

IPO Shares Risk	✓	✓	✓	✓	✓

Issuer Risk	✓	✓	✓	✓	✓

Large Cap Companies Risk	✓	✓	✓	✓

Market Risk	✓	✓	✓	✓	✓

Non-Diversification Risk			✓

Non-US Securities Risk	✓	✓	✓	✓	✓

Securities Selection Risk	✓	✓	✓	✓	✓

Small and Mid Cap Companies Risk	✓		✓		✓

Value Investing Risk	✓	✓	✓	✓	✓

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	Global Equity Select Portfolio	Global Strategic Equity Portfolio	Emerging Markets Equity Portfolio	Emerging Markets Core Equity Portfolio	Developing Markets Equity Portfolio

Derivatives and Hedging Risk	✓	✓	✓	✓	✓

Emerging Market Risk	✓	✓	✓	✓	✓

ETF and Similar Products Risk	✓	✓	✓	✓	✓

Focused Investing Risk	✓	✓			✓

Foreign Currency Risk	✓	✓	✓	✓	✓

Growth Investing Risk				✓	✓

IPO Shares Risk	✓	✓	✓	✓	✓

Issuer Risk	✓	✓	✓	✓	✓

Large Cap Companies Risk	✓	✓	✓		✓

Liquidity Risk			✓		✓

Market Risk	✓	✓	✓	✓	✓

Non-US Securities Risk	✓	✓	✓	✓	✓

Securities Selection Risk	✓	✓	✓	✓	✓

Small and Mid Cap Companies Risk	✓	✓	✓		✓

Small Cap Companies Risk				✓

Value Investing Risk	✓	✓	✓	✓

	International Equity Advantage Portfolio	Managed Equity Volatility Portfolio	Emerging Markets Equity Advantage Portfolio

Derivatives and Hedging Risk	✓	✓	✓

Emerging Market Risk	✓	✓	✓

ETF and Similar Products Risk	✓	✓	✓

Foreign Currency Risk	✓	✓	✓

Issuer Risk	✓	✓	✓

Large Cap Companies Risk	✓	✓	✓

Market Risk	✓	✓	✓

Non-US Securities Risk	✓	✓	✓

Other Equity Securities Risk	✓	✓	✓

Quantitative Model Risk	✓	✓	✓

Realty Companies, Real Estate Investments and REITs Risk	✓	✓	✓

Securities Selection Risk	✓	✓	✓

Small and Mid Cap Companies Risk	✓	✓	✓

Volatility Management Risk		✓

	Emerging Markets Equity Blend Portfolio	Emerging Markets Multi-Asset Portfolio	Emerging Markets Debt Portfolio	Emerging Markets Income Portfolio	Explorer Total Return Portfolio

Allocation Risk	✓	✓

CDO Risk		✓	✓	✓	✓

Commercial Paper Risk		✓	✓	✓	✓

Convertible Securities Risk		✓	✓	✓	✓

Counterparty Credit Risk				✓

Derivatives and Hedging Risk	✓	✓	✓	✓	✓

Emerging Market Risk	✓	✓	✓	✓	✓

ETF and Similar Products Risk	✓	✓	✓	✓	✓

Fixed-Income and Debt Securities Risk		✓	✓	✓	✓

Foreign Currency Risk	✓	✓	✓	✓	✓

Growth Investing Risk	✓	✓

High Portfolio Turnover Risk		✓	✓	✓	✓

IPO Shares Risk	✓	✓

Issuer Risk	✓	✓	✓	✓	✓

Large Cap Companies Risk	✓	✓

Liquidity Risk	✓	✓	✓	✓	✓

Market Risk	✓	✓	✓	✓	✓

Monetary Policy, Political and Legislative Risk		✓	✓	✓	✓

Non-Diversification Risk			✓	✓	✓

Non-US Securities Risk	✓	✓	✓	✓	✓

Quantitative Model Risk	✓	✓

Securities Selection Risk	✓	✓	✓	✓	✓

Small and Mid Cap Companies Risk	✓	✓

Structured Products Risk				✓

Value Investing Risk	✓	✓

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	US Corporate Income Portfolio	US Short Duration Fixed Income Portfolio	Lazard Global Fixed Income Portfolio	Global Listed Infrastructure Portfolio	US Realty Income Portfolio

Derivatives and Hedging Risk	✓	✓	✓	✓	✓

Emerging Market Risk	✓	✓	✓	✓	✓

ETF and Similar Products Risk	✓	✓	✓	✓	✓

Fixed-Income and Debt Securities Risk	✓	✓	✓		✓

Focused Investing Risk		✓		✓	✓

Foreign Currency Risk	✓	✓	✓		✓

Foreign Currency and Foreign Currency Hedging Risk				✓

Government Secirities Risk	✓

High Portfolio Turnover Risk		✓

Infrastructure Companies Risk				✓

Investment Companies and ETFs Risk					✓

IPO Shares Risk				✓	✓

Issuer Risk	✓	✓	✓	✓	✓

Large Cap Companies Risk				✓

Liquidity Risk			✓

Market Risk	✓	✓	✓	✓	✓

MLP Risk				✓	✓

Monetary Policy, Political and Legislative Risk	✓	✓	✓		✓

Mortgage-Related and Asset-Backed Securities Risk		✓	✓

Natural Resources Risk			✓	✓

Non-US Securities Risk	✓	✓	✓	✓	✓

Other Equity Securities Risks					✓

Preferred Securities Risk					✓

Realty Companies, Real Estate Investments and REITs Risk					✓

Securities Selection Risk	✓	✓	✓	✓	✓

Small and Mid Cap Companies Risk					✓

Structured Products Risk		✓	✓

Value Investing Risk				✓

	US Realty Equity Portfolio	Global Realty Equity Portfolio	Real Assets and Pricing Opportunities	Enhanced Opportunities Portfolio	Fundamental Long/Short Portfolio

Allocation Risk			✓

Commodities-Related Investments Risk			✓

Convertible Securities Risk				✓

Counterparty Credit Risk				✓	✓

Derivatives and Hedging Risk	✓	✓	✓	✓	✓

Emerging Market Risk	✓	✓	✓	✓	✓

ETF and Similar Products Risk	✓	✓	✓	✓	✓

Fixed-Income and Debt Securities Risk	✓	✓	✓	✓

Focused Investing Risk			✓

Foreign Currency Risk	✓	✓	✓	✓	✓

Government Securities Risk			✓

High Portfolio Turnover Risk				✓	✓

Infrastructure Companies Risk			✓

Inflation-Indexed Securities Risk			✓

Investment Companies and ETFs Risk	✓	✓

IPO Shares Risk	✓	✓		✓	✓

Issuer Risk	✓	✓	✓	✓	✓

Large Cap Companies Risk				✓	✓

Leverage Risk				✓	✓

Liquidity Risk			✓

Market Direction Risk				✓	✓

Market Risk	✓	✓	✓	✓	✓

Monetary Policy, Political and Legislative Risk	✓	✓		✓

Natural Resources Risk			✓

Non-Diversification Risk	✓	✓		✓	✓

Non-US Securities Risk	✓	✓	✓	✓	✓

Other Equity Securities Risk	✓	✓

Preferred Securities Risk				✓

Quantitative Model Risk			✓

Realty Companies, Real Estate Investments and REITs Risk	✓	✓	✓

Securities Selection Risk	✓	✓	✓	✓	✓

Short Position Risk				✓	✓

Small and Mid Cap Companies Risk	✓	✓	✓	✓	✓

Subsidiary Risk			✓

Tax Status Risk			✓

Value Investing Risk				✓	✓

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	Capital Allocator Opportunistic Strategies Portfolio	Global Dynamic Multi-Asset Portfolio

Allocation Risk		✓

Contrarian/Opportunistic Strategy Risk	✓

Derivatives and Hedging Risk	✓	✓

Emerging Market Risk	✓	✓

ETF and Similar Products Risk	✓	✓

Fixed-Income and Debt Securities Risk	✓	✓

Focused Investing Risk	✓

Foreign Currency Risk	✓	✓

Growth Investing Risk		✓

High Portfolio Turnover Risk	✓	✓

IPO Shares Risk	✓	✓

Issuer Risk	✓	✓

Large Cap Companies Risk	✓	✓

Liquidity Risk		✓

Market Risk	✓	✓

Monetary Policy, Political and Legislative Risk	✓	✓

Non-US Securities Risk	✓	✓

Quantitative Model Risk		✓

Securities Selection Risk	✓	✓

Short Position Risk	✓

Small and Mid Cap Companies Risk		✓

Underlying Funds Risk	✓

Value Investing Risk		✓

Volatility Management Risk		✓

Glossary—Investment Risks

Allocation Risk. A Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation between the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

CDO Risk. CDOs are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation or collateralized bond obligation if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Commercial Paper Risk. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of US dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Commodity-Related Investments Risk. Exposure to the commodities markets may subject the Portfolio to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset, index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand

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relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention. United States futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. These limits are generally referred to as “daily price fluctuation limits” and the maximum or minimum price of a contract on any given day as a result of these limits is referred to as a “limit price.” Once the limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the commodity-linked investments.

Concentration Risk. A Portfolio’s ability to concentrate its investments in as few as 15 companies may be limited by applicable requirements of the Code, for qualification as a regulated investment company.

Contrarian/Opportunistic Strategy Risk. A contrarian/opportunistic strategy is susceptible to the risk that the Investment Manager’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

Convertible Securities Risk. The market value of convertible securities generally performs like that of nonconvertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. If there is a decline, or perceived decline, in the credit quality of a convertible security, the security’s value could fall, potentially lowering a Portfolio’s share price. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

Counterparty Credit Risk. Certain Portfolios’ investment strategies are dependent on counterparties to its securities borrowing transactions in connection with short sales of securities and/or counterparties to derivatives transactions, as applicable. Transactions with such counterparties are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to a Portfolio by a counterparty.

Derivatives and Hedging Risk. Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs,

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either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Future rules and regulations of the SEC may impact a Portfolio’s derivatives transactions as described in this prospectus.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

ETFs and Similar Products Risk. Shares of ETFs and similar products such as ETNs in which a Portfolio may invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs, ETNs and similar products may trade at prices at, below or above their most recent NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in ETFs and similar products are subject to the risks of investments made by the ETFs and similar products, as well as to the general risks of investing in ETFs and similar products. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and similar products in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments. A Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs unless an ETF has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available. Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs, and a Portfolio’s reliance on an order is conditioned on compliance with certain terms and conditions of the order, including that the Portfolio enter into a purchasing fund agreement with the ETF regarding the terms of the investment. If an exemptive order has not been received and an exemption is not available under the 1940 Act, a Portfolio will be limited in the amount it can invest in ETFs that are registered investment companies to: (1) 3% or less of an ETF’s voting shares, (2) an ETF’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of ETFs in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

Fixed-Income and Debt Securities Risk. The market value of a debt security may decline due to general market conditions that are not specifically related to

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a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), a Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

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Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

Focused Investing Risk. The NAV of these Portfolios may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Foreign Currency and Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause a Portfolio to incur significant losses.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Except for Lazard Retirement Global Listed Infrastructure Portfolio, the Investment Manager does not intend to actively hedge the Portfolios’ foreign currency exposure.

Government Securities Risk. Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by a Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of US government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Growth Investing Risk. The Portfolios invest in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolios invest may respond differently to market and other developments than other types of stocks.

Hedging Risk. Derivative instruments, such as futures contracts or swap agreements, even when entered into for the purpose of protecting the value of Portfolio investments (hedging), may reduce returns, such as when such instruments are not well correlated with the investments seeking to be hedged. In addition, while such instruments may protect the value of Portfolio investments from a decline in value, the entry into such instruments for hedging purposes would limit any gains associated with the investments being hedged. The Portfolio’s ability to fully hedge its risk may be further limited by regulatory and other constraints.

High Portfolio Turnover Risk. The Portfolios’ investment strategies may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to a Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high transaction costs and an increase in taxable capital gains distributions

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to a Portfolio’s shareholders, which will reduce returns to shareholders.

Inflation-Indexed Security Risk. Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, a Portfolio may be required to make annual distributions to shareholders that exceed the cash the Portfolio received, which may cause the Portfolio to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to:

•	regulation by various government authorities, including rate regulation;
•	service interruption due to environmental, operational or other mishaps;
•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;
•	general changes in market sentiment towards infrastructure and utilities assets;
•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;
•	inexperience with and potential losses resulting from a developing deregulatory environment; and
•	technological innovations that may render existing plants, equipment or products obsolete.

IPO Shares Risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on a Portfolio’s performance depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs may have a diminished effect on the Portfolio’s performance.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which a Portfolio invests.

Large Cap Companies Risk. Investments in large cap companies may underperform other segments of the

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market when such other segments are in favor or because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leverage Risk. The use of leverage, which certain Portfolios’ strategies entail, may magnify such Portfolio’s gains or losses.

Liquidity Risk. The lack of a readily available market may limit the ability of a Portfolio to sell certain securities at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, a Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for a Portfolio to dispose of the position at the desired time or price.

Market Direction Risk. Since certain Portfolios will typically hold both long and short positions, an investment in such Portfolio will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. Such Portfolio’s results will suffer both when there is a general market advance and the Portfolio holds significant “short” positions, or when there is a general market decline and the Portfolio holds significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio. The global financial crisis that began in 2008 has caused unprecedented volatility in the markets. The US government and the Board of Governors of the Federal Reserve System, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the liquidity and value of certain securities.

MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Monetary Policy, Political and Legislative Risk. The global financial crisis was one instance in which certain governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the US, took steps to support financial markets, including implementing measures to keep interest rates low. Changes to, or failure of, these policies, a change in investor perception with respect to these policies and/or a rise in interest rates, may expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which could cause the value of a Portfolio’s investments and share price to fall. Portfolio redemptions also may increase, which may result in higher portfolio turnover and Portfolio expenses. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

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Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage- related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Natural Resources Risk. Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

Non-Diversification Risk. The NAV of these Portfolios may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolios’ investments consisted of securities issued by a larger number of issuers.

Non-US Securities Risk. A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. In June 2016, the United Kingdom (the “UK”) held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as “Brexit”). The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

Other Equity Securities Risk. Preferred stock is subject to credit and interest rate risk and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common stock, participation in the growth of an issuer may be

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limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in rights and warrants involve certain risks including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by a Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity or effective durations may be more sensitive to interest rate changes.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.
•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity, which is generally known as call risk. If this occurs during a time of lower or declining interest rates, a Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates). This is known as reinvestment risk.

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

•

Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Portfolio.

Quantitative Model Risk. The success of a Portfolio depends largely upon effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager requires adherence to a systematic, disciplined process. The

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Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors, including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, the factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

Realty Companies, Real Estate Investments and REITs Risk. Portfolios that invest in Realty Companies, Real Estate Investments and/or REITs could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by a Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of a Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies and Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

REITS are subject to similar risks as Real Estate Investments and Realty Companies. The risks related to investments in Real Estate Investments and Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of other stocks traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, and they generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Securities Selection Risk. Securities and other investments selected by the Investment Manager for a Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Short Position Risk. Short sales or positions may involve substantial risks. If a short position appreciates in value during a period of the Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security.

In taking a short position in securities through total return swap agreements (which generally entitle the Portfolio to the economic equivalent of gains or losses and dividends on the subject securities during the period of the swap agreements), the Portfolio will incur transaction costs similar to interest or financing charges that will reduce any gains or increase any losses. Short sales of securities also may involve additional transaction-related costs such as those in connection with borrowing the securities sold short.

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There is a risk that certain Portfolios may be unable to fully implement their investment strategies due to a lack of available swap arrangements or securities to borrow to effect short sales or for some other reason.

When seeking to effect short sales of securities, a Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. In addition, a Portfolio may not always be able to close out a short sale position at a particular time or at an acceptable price. If the lender of a borrowed security requires a Portfolio to return the security to it on short notice, and the Portfolio is unable to borrow the security from another lender, the Portfolio may have to buy the borrowed security at an unfavorable price, resulting in a loss. In addition, there is a risk that the collateral pledged to the Portfolio’s custodian to secure securities borrowings in connection with short sales of securities may not be returned to the Portfolio or may not be returned in a timely manner.

It is possible that the market value of the securities a Portfolio holds in long positions will decline at the same time that the market value of the securities to which the Portfolio has short exposure increases, thereby increasing the Portfolio’s potential volatility.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed income securities and derivatives transactions (described above).

Tax Status Risk. Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to a Portfolio for purposes of qualification as a RIC for federal income tax purposes. Without such qualification, a Portfolio could be subject to tax. The Portfolio intends to take the position that income and gains from its investments in the Subsidiary and certain commodity-linked derivatives will constitute “qualifying income.” The IRS has announced that it will no longer issue private letter rulings regarding this matter; however, the Portfolio anticipates that all income and gains earned by the Subsidiary will constitute “qualifying income,” as the Subsidiary intends to make corresponding distributions of those earnings to the Portfolio at least once during every taxable year, consistent with Section 851(b) of the Code. The tax treatment of some of the Portfolio’s investments in the Subsidiary and commodity-linked derivatives may be adversely affected by future legislation, regulations of the US Treasury Department or guidance issued by the IRS, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

Subsidiary Risk. The Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could prevent the Portfolio or the Subsidiary from operating as described in the Prospectus and could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s

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investments, which generally include the risks of investing in commodity-related derivative instruments (described elsewhere in this Prospectus).

Underlying Funds Risk. Shares of ETFs and closed-end funds in which certain Portfolios invest may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. A Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

These Portfolios may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the SEC on which the Portfolio may rely or an exemption is available.

Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and a Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

Value Investing Risk. A Portfolio generally invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which a Portfolio invests may respond differently to market and other developments than other types of stocks.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in a Portfolio’s performance as described in the strategy section, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

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Lazard Funds Fund Management

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $215 billion as of March 31, 2017. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2016, the Investment Manager waived all or a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets.

Name of Portfolio	Investment Management Fee Payable	Effective Annual Rate of Investment Management Fee Paid

US Equity Concentrated Portfolio	.70%	.70%

US Strategic Equity Portfolio	.70%	.48%

US Small-Mid Cap Equity Portfolio	.75%	.75%

International Equity Portfolio	.75%	.75%

International Equity Advantage Portfolio	.65%	0%

International Equity Select Portfolio	.75%	0%

International Equity Concentrated Portfolio	.90%	0%

International Strategic Equity Portfolio	.75%	.75%

International Small Cap Equity Portfolio	.75%	.75%

Global Equity Select Portfolio	.80%	.17%

Managed Equity Volatility Portfolio	.60%	0%

Global Strategic Equity Portfolio	.85%	.03%

Emerging Markets Equity Portfolio	1.00%	1.00%

Emerging Markets Core Equity Portfolio	1.00%	1.00%

Emerging Markets Equity Advantage Portfolio	.85%	0%

Developing Markets Equity Portfolio	1.00%	1.00%

Emerging Markets Equity Blend Portfolio	1.00%	1.00%

Emerging Markets Multi-Asset Portfolio	1.00%	1.00%

Emerging Markets Debt Portfolio	.75%	.77%	*

Emerging Markets Income Portfolio	.65%	0%

Explorer Total Return Portfolio	.95%	.97%	*

US Corporate Income Portfolio	.55%	.41%

US Short Duration Fixed Income Portfolio	.25%	.15%

Global Fixed Income Portfolio	.50%	0%

US Realty Income Portfolio	.75%	.62%

US Realty Equity Portfolio	.80%	.80%

Global Realty Equity Portfolio	.85%	0%

Global Listed Infrastructure Portfolio	.90%	.90%

Real Assets and Pricing Opportunities Portfolio	.70%	0%

Enhanced Opportunities Portfolio	1.40%	0%

Fundamental Long/Short Portfolio	1.40%	1.40%

Capital Allocator Opportunistic Strategies Portfolio	1.00%	.83%

Global Dynamic Multi-Asset Portfolio	.80%	0%

*	The effective rate paid in fiscal year 2016 is higher than the investment management fee payable because of a reduction in the management fee during fiscal year 2016.

A discussion regarding the basis for the approval of the management agreement between the Fund, on behalf of each Portfolio except Lazard Real Assets and Pricing Opportunities Portfolio, and the Investment Manager is available in the Portfolios’ semi-annual reports to shareholders for the period ended June 30, 2016.

A discussion regarding the basis for approval of the management agreement between the Fund, on behalf of Lazard Real Assets and Pricing Opportunities Portfolio, and the Investment Manager is available in the Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2016.

The Investment Manager has a contractual agreement to waive its fee and, if necessary, reimburse each Portfolio until May 1, 2018 (except as otherwise noted), to the extent Total Annual Portfolio Operating Expenses exceed the amounts shown below (expressed as a percentage of the

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average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares), exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short (Lazard Enhanced Opportunities Portfolio, Lazard Fundamental Long/Short Portfolio, and Lazard Capital Allocator Opportunistic Strategies Portfolio only), fees and expenses of “Acquired Funds” and extraordinary expenses. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios.

Name of Portfolio	Institutional Shares	Open Shares	R6 Shares

US Equity Concentrated Portfolio*	.95%	1.25%	.90%

US Strategic Equity Portfolio	.75%	1.05%	.75%

US Small-Mid Cap Equity Portfolio	1.15%	1.45%	1.10%

International Equity Portfolio	.85%	1.15%	.80%

International Equity Advantage Portfolio	.90%	1.20%	.85%

International Equity Select Portfolio**†	1.05%	1.35%	1.00%

International Equity Concentrated Portfolio	1.05%	1.35%	1.00%

International Strategic Equity Portfolio	1.15%	1.45%	1.10%

International Small Cap Equity Portfolio	1.13%	1.43%	1.08%

Global Equity Select Portfolio†	1.05%	1.35%	1.00%

Managed Equity Volatility Portfolio	.75%	1.05%	.70%

Global Strategic Equity Portfolio	1.10%	1.40%	1.05%

Emerging Markets Equity Portfolio	1.30%	1.60%	1.25%

Emerging Markets Core Equity Portfolio	1.30%	1.60%	1.25%

Emerging Markets Equity Advantage Portfolio	1.10%	1.40%	1.05%

Developing Markets Equity Portfolio	1.30%	1.60%	1.25%

Emerging Markets Equity Blend Portfolio	1.30%	1.60%	1.25%

Emerging Markets Multi-Asset Portfolio***†	1.30%	1.60%	1.25%

Emerging Markets Debt Portfolio*	.75%	1.25%	.90%

Emerging Markets Income Portfolio†	.90%	1.20%	.85%

Explorer Total Return Portfolio†	1.15%	1.45%	1.10%

US Corporate Income Portfolio	.55%	.85%	.55%

US Short Duration Fixed Income Portfolio	.40%	.70%	.35%

Global Fixed Income Portfolio	.75%	1.05%	.70%

US Realty Income Portfolio	1.00%	1.30%	.95%

US Realty Equity Portfolio***	1.05%	1.35%	1.00%

Global Realty Equity Portfolio	1.00%	1.30%	1.00%

Global Listed Infrastructure Portfolio***†	1.30%	1.60%	1.25%

Real Assets and Pricing Opportunities Portfolio****	.90%	1.15%	.85%

Enhanced Opportunities Portfolio††	1.70%	1.95%	1.65%

Fundamental Long/Short Portfolio††	1.70%	1.95%	1.65%

Capital Allocator Opportunistic Strategies Portfolio†	1.02%	1.32%	1.02%

Global Dynamic Multi-Asset Portfolio†	.90%	1.20%	.90%

*

This agreement will continue in effect until May 1, 2018, and from May 1, 2018 through April 29, 2027, at levels of 1.10%, 1.40% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

**

This agreement will continue in effect until May 1, 2018, and from May 1, 2018 through April 29, 2027, at levels of 1.15%, 1.45% and 1.10% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

***	This agreement continues in effect through April 29, 2027.
****	This agreement continues in effect through December 30, 2018.
†

The addition of Acquired Fund Fees and Expenses will cause Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement to exceed, for each Class, the maximum amounts agreed to by the Investment Manager.

††

The addition of Acquired Fund Fees and Expenses, Dividend and Borrowing Expenses on securities sold short will cause Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement to exceed, for each Class, the maximum amounts, agreed to by the Investment Manager.

In addition, to the extent the Total Annual Portfolio Operating Expenses of the R6 Shares of a Portfolio exceed the Total Annual Portfolio Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager has contractually agreed, until May 1, 2018 (except as otherwise noted above), to bear the expenses of the R6 Shares in the amount of such excess. This agreement will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio

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management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows (along with the date they became a portfolio manager of the Portfolio):

US Equity Concentrated Portfolio—Christopher H. Blake (since May 2012) and Martin Flood (since March 2011)

US Strategic Equity Portfolio—Christopher H. Blake (since December 2004), Martin Flood (since March 2011), Andrew D. Lacey (since December 2004) and Ronald Temple (since February 2009)

US Small-Mid Cap Equity Portfolio—Daniel Breslin (since May 2007), Michael DeBernardis (since October 2010) and Martin Flood (since 2014)

International Equity Portfolio—Michael G. Fry (since November 2005), Michael A. Bennett (since May 2003), Kevin J. Matthews (since May 2013), Michael Powers (since May 2003) and John R. Reinsberg# (since January 1992)

International Equity Select Portfolio—Michael G. Fry (since May 2010), Michael A. Bennett (since May 2003), James M. Donald and Kevin J. Matthews (each since May 2010), Michael Powers (since May 2003) and John R. Reinsberg* (since May 2001)

International Equity Advantage Portfolio—Paul Moghtader, Taras Ivanenko, Ciprian Marin, Craig Scholl and Susanne Willumsen (each since May 2015)

International Equity Concentrated Portfolio—Kevin J. Matthews, Michael A. Bennett, Michael G. Fry, Michael Powers and John R. Reinsberg (each since August 2014)

International Strategic Equity Portfolio—Mark Little (since October 2005), Michael A. Bennett (since September 2008), Robin O. Jones (since May 2009) and John R. Reinsberg# (since October 2005)

International Small Cap Equity Portfolio—Edward Rosenfeld (since May 2007), Alex Ingham (since July 2012) and John R. Reinsberg* (since December 1993)

Global Equity Select Portfolio—Andrew D. Lacey, Martin Flood, Louis Florentin-Lee, Patrick Ryan and Ronald Temple (each since December 2013) and Barnaby Wilson (since October 2015)

Managed Equity Volatility Portfolio—Paul Moghtader, Taras Ivanenko, Ciprian Marin, Craig Scholl and Susanne Willumsen (each since May 2015)

Global Strategic Equity Portfolio—Robin O. Jones, Mark Little, John R. Reinsberg and Barnaby Wilson (each since August 2014)

Emerging Markets Equity Portfolio—James M. Donald (since November 2001), Rohit Chopra (since May 2007), Monika Shrestha (since December 2014) and John R. Reinsberg* (since July 1994)

Emerging Markets Core Equity Portfolio—Stephen Russell, Thomas Boyle and Paul Rogers (each since October 2013)

Emerging Markets Equity Advantage Portfolio—Paul Moghtader, Taras Ivanenko, Ciprian Marin, Craig Scholl and Suzanne Willumsun (each since May 2015)

Developing Markets Equity Portfolio—Kevin O’Hare, Peter Gillespie, James M. Donald** and John R. Reinsberg* (each since September 2008)

Emerging Markets Equity Blend Portfolio—Jai Jacob (since May 2010), Stephen Marra (since May 2013) and James M. Donald# (since May 2010)

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Emerging Markets Multi-Asset Portfolio—Jai Jacob (since March 2011), Stephen Marra (since May 2013) and James M. Donald** (since March 2011)

Emerging Markets Debt Portfolio—Arif T. Joshi and Denise S. Simon (each since February 2011)

Emerging Markets Income Portfolio—Ardra Belitz and Ganesh Ramachandran (each since April 2014)

Explorer Total Return Portfolio—Arif T. Joshi and Denise S. Simon (each since June 2013)

US Corporate Income Portfolio—Thomas M. Dzwil (since May 2003), Eulogio (Joe) Ramos (since February 2016) and David R. Cleary*** (since January 2013)

US Short Duration Fixed Income Portfolio—Eulogio (Joe) Ramos, George Grimbilas, John R. Senesac, Jr. and David R. Cleary*** (each since February 2011)

Global Fixed Income Portfolio—Yvette Klevan and Jared Daniels (each since March 2012) and David R. Cleary*** (since May 2017)

Realty Portfolios—Jay P. Leupp (since September 2011 and previously a portfolio manager of the Predecessor Realty Income Fund since July 2008, the Predecessor Realty Equity Fund since December 2008 and the Predecessor International Realty Fund since December 2008) and Guatam Garg (since May 2017)

Global Listed Infrastructure Portfolio—John Mulquiney and Warryn Robertson (each since December 2009), Matthew Landy (since March 2016)

Real Assets and Pricing Opportunities Portfolio—Jai Jacob and Stephen Marra (each since December 2016)

Enhanced Opportunities Portfolio—Sean Reynolds and Frank Bianco (each since December 2014)

Fundamental Long/Short Portfolio—Dmitri Batsev, Jerry Liu and Martin Flood (each since April 2014)

Capital Allocator Opportunistic Strategies Portfolio—Jai Jacob, Stephen Marra, Thomas McManus and Kim Tilley (each since February 2017)

Global Dynamic Multi-Asset Portfolio—Jai Jacob and Stephen Marra (each since May 2016)

#	In addition to his oversight responsibility as described below, Mr. Donald or Mr. Reinsberg, as the case may be, is a member of the portfolio management team.
*	As a Deputy Chairman of the Investment Manager, Mr. Reinsberg is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.
**	As head of the Emerging Markets Group, Mr. Donald is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

***	As head of the Fixed Income platform, Mr. Cleary is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

Biographical Information of Principal Portfolio Managers

Dmitri Batsev, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Fundamental Long/Short team. Mr. Batsev joined the investment field in 2002 when he joined the Investment Manager.

Ardra Belitz, a Managing Director of the Investment Manager and a portfolio manager/analyst on the Investment Manager’s Emerging Income team, joined the team in 1998. Prior to joining the Investment Manager in 1996, Ms. Belitz was with Bankers Trust Company. She began working in the investment industry in 1994.

Michael A. Bennett, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International Equity teams. Prior to joining the Investment Manager in 1992, Mr. Bennett was with General Electric Investment Corporation, Keith Lippert Associates and Arthur Andersen & Company. Mr. Bennett has been working in the investment field since 1987.

Frank Bianco, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams. Prior to joining the Investment Manager in 2009, Mr. Bianco was a portfolio manager and Head of Credit Research at Argent Funds Group LLC, where he oversaw domestic and international convertible bond, high yield and equity derivative portfolios. Previously, Mr. Bianco had analyst roles

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at McMahan Securities, the Federal Reserve Bank of New York and AIG, where he began his career in the investment field in 1991.

Christopher H. Blake, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams. Mr. Blake joined the Investment Manager in 1995, when he began working in the investment field as a research analyst for the Investment Manager.

Thomas Boyle, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, focusing primarily on emerging markets investments within Latin America. Prior to joining the Investment Manager in 2010, Mr. Boyle spent 11 years with Deutsche Asset Management, providing expertise in the areas of bottom-up research, portfolio construction and client service for their Emerging Markets and Latin America Equity institutional and retail strategies.

Daniel Breslin, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity team. He began working in the investment field in 1992. Prior to joining the Investment Manager in 2002, Mr. Breslin was with Guardian Life and New York Life.

Rohit Chopra, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. Chopra was with Financial Resources Group, Deutsche Bank and Morgan Stanley.

David R. Cleary, a Managing Director of the Investment Manager, is a portfolio manager/analyst responsible for the oversight of the US, European and Global Fixed Income teams. Prior to joining the Investment Manager in 1994, Mr. Cleary was with Union Bank of Switzerland and IBJ Schroeder. Mr. Cleary is a Chartered Financial Analyst (“CFA”) Charterholder.

Jared Daniels, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Global Fixed Income team. He began working in the investment field in 1997. Prior to joining the Investment Manager in 1998, Mr. Daniels was with CIBC Oppenheimer Corporation. He is a CFA Charterholder.

Michael DeBernardis, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and Global Small Cap Equity teams. Prior to joining the Investment Manager in 2005, Mr. DeBernardis was a Senior Equity Analyst at Systematic Financial Management L.P. and a Market Data Analyst at Salomon Smith Barney. He began working in the investment field in 1996.

James M. Donald, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining the Investment Manager in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Thomas M. Dzwil, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US High Yield team. Prior to joining the Investment Manager in 2002, Mr. Dzwil worked at Offitbank.

Martin Flood, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Prior to joining the Investment Manager in 1996, Mr. Flood was a Senior Accountant with Arthur Andersen LLP. He began working in the investment field in 1993.

Louis Florentin-Lee, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity Select team. He joined the Investment Manager in 2004, and has been working in the investment field since 1996.

Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several

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positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Gautam Garg, a Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team. Prior to joining the Investment Manager in 2012, Mr. Garg was an equity research analyst at Credit Suisse assisting in coverage of global real estate investment trusts. He began working in the investment field in 2006.

Peter Gillespie, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team. Prior to joining the Investment Manager in 2007, Mr. Gillespie was a portfolio manager at Newgate Capital, LLP, GE Asset Management and an analyst at Sinta Capital Corp. Mr. Gillespie is a CFA Charterholder.

George Grimbilas, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2006, Mr. Grimbilas was a portfolio manager at Ambac Financial Group, Inc., a Managing Director at R.W. Pressprich & Co., a portfolio manager at Liberty Capital Management and an analyst at The Trepp Group. Mr. Grimbilas is a CFA Charterholder.

Alex Ingham, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets, International and Global Small Cap Equity teams. Prior to joining the Investment Manager in 2011, Mr. Ingham was with Aviva Investors (formerly Morley Fund Management), Aberdeen Asset Management, Hill Samuel Asset Management and City Financial Partners Limited. He began working in the investment field in 1996.

Taras Ivanenko, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2007, he was a Senior Portfolio Manager in the Global Active Equity group at State Street Global Advisors (“SSGA”). He began working in the investment field in 1995. He is a CFA Charterholder.

Jai Jacob, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi-Asset team. Mr. Jacob began working in the investment field in 1998 when he joined the Investment Manager.

Robin O. Jones, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International and Global Strategic Equity teams. Prior to rejoining the Investment Manager in 2007, Mr. Jones was a portfolio manager for Bluecrest Capital Management since 2006. Mr. Jones initially joined the Investment Manager in 2002, when he began working in the investment field.

Arif T. Joshi, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. Prior to joining the Investment Manager in 2010, Mr. Joshi was a Senior Vice President and portfolio manager at HSBC Asset Management and an associate at Strategic Management Group. Mr. Joshi is a CFA Charterholder.

Yvette Klevan, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Fixed Income team. She began working in the investment field in 1982. Prior to joining the Investment Manager in 2002, Ms. Klevan was a Senior Portfolio Manager at Offitbank and previously worked at Bank of America, Chase Manhattan Bank and Aramco Services Company.

Andrew D. Lacey, a Deputy Chairman of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

Matthew Landy is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team. Prior to joining the Investment Manager in 2005, Mr. Landy worked in the private equity industry where he was involved in early stage venture capital in Europe and management buy-out

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investing in Australia. Previously he was an Equity Analyst with Tyndall Investment Management.

Jay P. Leupp, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team. Prior to joining the Investment Manager in 2011, Mr. Leupp was the President and Chief Executive Officer of Alesco, which he founded in 2005. Prior to that he was Managing Director of Real Estate Equity Research at RBC Capital Markets and Robertson Stephens & Co., Inc.

Jerry Liu, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Fundamental Long/Short teams. Mr. Liu joined the Investment Manager in 2001, and began working in the investment field in 1996.

Mark Little, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International and Global Strategic Equity teams. Prior to joining the Investment Manager in 1997, Mr. Little was a manager with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992.

Ciprian Marin, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2008, Mr. Marin was a Senior Portfolio Manager at SSgA, managing European, UK and Global funds. He began working in the investment field in 1997.

Stephen Marra, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi-Asset team, specializing in strategy research. Prior to joining the Multi-Asset team, Mr. Marra worked in Settlements, Fixed Income Risk and Quantitative Technology. He began working in the investment field in 1999 upon joining the Investment Manager.

Kevin J. Matthews, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International Equity teams. Prior to joining the International Equity teams, Mr. Matthews was a research analyst with a background in financial, automotive, aerospace and capital goods sectors. He began working in the investment field in 2001 when he joined the Investment Manager.

Thomas M. McManus, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi-Asset team, specializing in macroeconomic forecasting and asset allocation. He began working in the investment field in 1980. Prior to joining the Investment Manager in 2010, Mr. McManus was Managing Director and Chief Investment Officer of Wells Fargo Advisors. Previously, he was Managing Director and Chief Investment Strategist at Bank of America Securities LLC. Mr. McManus started his career at Morgan Stanley in 1980 in strategic planning and equity derivatives. From 1983 to 1991, he was a member of the Global Equity Derivatives department at Goldman Sachs.

Paul Moghtader, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2007, he was Head of the Global Active Equity Group and a Senior Portfolio Manager at SSgA. Mr. Moghtader began his career at Dain Bosworth as a research assistant when he began working in the investment field in 1992. He is a CFA Charterholder.

John Mulquiney is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team. Prior to joining the Investment Manager in August 2005, Mr. Mulquiney worked at Tyndall Australia and in the Asset and Infrastructure Group at Macquarie Bank, where he undertook transactions and developed valuation models for airports, electricity generators, rail projects and health infrastructure. Mr. Mulquiney is a CFA Charterholder.

Kevin O’Hare, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. He began working in the investment field in 1991. Prior to joining the Investment Manager in 2001, Mr. O’Hare was with Merrill Lynch and Moore

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Capital Management. Mr. O’Hare is a CFA Charterholder.

Michael Powers, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Equity and International Equity teams. He began working in the investment field in 1990 when he joined the Investment Manager.

Ganesh Ramachandran, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Income team. Mr. Ramachandran began working in the investment field in 1997 when he joined the Investment Manager.

Eulogio (Joe) Ramos, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2006, Mr. Ramos was the Chief Investment Officer of Ambac Financial Group, Inc. He also was associated with E.H. Capital Group, LLC, Lehman Management Co. and the Lehman Brothers Kuhn Loeb Fixed Income Research Department.

John R. Reinsberg, a Deputy Chairman of the Investment Manager, is responsible for oversight of International and Global strategies. He also is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

Sean Reynolds, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s capital structure and convertibles-based teams. Prior to joining the Investment Manager in 2007, Mr. Reynolds was a portfolio manager for convertible arbitrage strategies at SAC Capital Management and a senior portfolio manager at Sailfish Capital Partners’ G2 Multistrategy Fund. In addition, he previously had portfolio management and/or trading roles with Clinton Group, Deutsche Bank, UBS and Merrill Lynch. Mr. Reynolds began working in the investment field in 1993.

Warryn Robertson is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team. Prior to joining the Investment Manager in April 2001, Mr. Robertson spent three years with Capital Partners, an independent advisory house, where he was an associate director developing business valuations for infrastructure assets and other alternative equity investments including airports, toll roads, timber plantations, power stations and coal mines. Mr. Robertson is a member of the Securities Institute of Australia and the Institute of Chartered Accountants.

Paul Rogers, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams. Prior to joining the Investment Manager in 2011, Mr. Rogers served as the Managing Director of Emerging Markets Research at Fidelity Management & Research Company. Before that, he spent 14 years at Deutsche Asset Management progressively rising from analyst to portfolio manager. Mr. Rogers is a CFA Charterholder.

Edward Rosenfeld, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2001, Mr. Rosenfeld was an analyst with J.P. Morgan.

Stephen Russell, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams. Prior to joining the Investment Manager in 2011, Mr. Russell was a portfolio manager for Deutsche Asset Management’s Emerging Markets and Latin America equity institutional and retail strategies. Mr. Russell is a CFA Charterholder.

Patrick Ryan, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Equity teams. He joined the Investment Manager in 1994 and has been working in the investment field since 1989.

Craig Scholl, a Director of the Investment Manager, is a portfolio manager/analyst on various of the

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Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2007, he was a Principal and a Senior Portfolio Manager in the Global Active Equity group of SSgA. Mr. Scholl began working in the investment field in 1984 and is a CFA Charterholder.

John R. Senesac, Jr., a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2000, Mr. Senesac was associated with Alliance Capital/Regent Investor Services and Trenwick America Reinsurance Corporation. Mr. Senesac is a CFA Charterholder.

Monika Shrestha, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, responsible for research coverage of companies in the financials sector. Prior to joining the Investment Manager in 2003, Ms. Shrestha was a principal at Waterview Advisors and a Corporate Finance Analyst with Salomon Smith Barney. Ms. Shrestha began working in the investment field in 1997.

Denise S. Simon, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. Prior to joining the Investment Manager in 2010, Ms. Simon was a Managing Director and portfolio manager at HSBC Asset Management. She also was associated with The Atlantic Advisors, Dresdner Kleinwort Wasserstein, Bayerische Vereinsbank, Lehman Brothers, Kleinwort Benson and UBS.

Ronald Temple, a Managing Director of the Investment Manager, is responsible for oversight of the Investment Manager’s US Equity and Multi-Asset Strategies. He is also a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Mr. Temple joined the Investment Manager in 2001 and has been working in the investment field since 1991.

Kim Tilley, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi-Asset team. Prior to joining the Investment Manager in 2002, Ms. Tilley worked on the Institutional Equity Sales Desk at Wachovia Securities, Inc.

Barnaby Wilson, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Equity teams. Prior to joining the Investment Manager in 1999, Mr. Wilson worked for Orbitex Investments. He began working in the investment field in 1998, and is a CFA Charterholder.

Susanne Willumsen, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s Global Advantage portfolio management teams. Prior to joining the Investment Manager in 2008, she was Managing Director, Head of Active Equities Europe with SSgA. Ms. Willumsen began working in the investment field in 1993.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s SAI.

Administrator

State Street Bank and Trust Company (“State Street”), located at One Iron Street, Boston, Massachusetts 02210, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of non-US securities.

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Lazard Funds Shareholder Information

General

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the NAV next determined after an order in proper form is received by the Transfer Agent or another authorized entity. Investors transacting in Institutional or R6 shares through a financial intermediary acting as a broker in an agency capacity may be required to pay a commission directly to the broker. The fund also offers Open shares that have different fees and expenses. The Lazard Real Assets and Pricing Opportunities Portfolio’s NAV is disclosed daily at www.LazardNet.com or by calling (800) 823-6300.

The NAV per share for each Class of each Portfolio is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Fund values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Eligibility to Purchase R6 Shares

R6 Shares are currently offered only by Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Asset Portfolio, Lazard Emerging Markets Debt Portfolio, Lazard US Corporate Income Portfolio and Lazard Global Dynamic Multi-Asset Portfolio.

R6 Shares are not subject to any service or distribution fees. Neither the Fund nor the Investment Manager or its affiliates will provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments, in connection with investments in, or conversions into, R6 Shares (collectively, “Service Payments”).

R6 Shares may be purchased by:

“Employee Benefit Plans,” which shall include:

•	retirement plan level, retirement plan administrator level or omnibus accounts;
•	retirement plans—employer-sponsored 401(k) and 403(b), 457, Keogh, profit sharing, money purchase, defined benefit/defined contribution, target benefit and Taft-Hartley plans;
•	non-qualified deferred compensation plans; and
•	post-employment benefit plans, including retiree health benefit plans.

Employee Benefit Plans, Board members and other individuals considered to be affiliates of the Fund or

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the Investment Manager, and discretionary accounts with the Investment Manager, as well as affiliated and non-affiliated registered investment companies may purchase R6 Shares with no investment minimum.

Certain other types of plans, and institutional or other investors, may be eligible to purchase R6 Shares, subject to the minimum investment amount set forth below, including, but not limited to:

•	529 plans;
•	endowments and foundations;
•	states, counties or cities or their instrumentalities;
•	insurance companies, trust companies and bank trust departments; and
•	certain other institutional investors.

Except as specifically provided above, R6 Shares may not be purchased by:

•	individual investors and/or retail accounts including accounts purchasing through wrap programs;
•	IRAs and Coverdells;
•	SEPs, SIMPLEs and SARSEPs; and
•	individual 401(k) and 403(b) plans.

The Fund and the Distributor will consider requests by holders of Institutional Shares to convert such shares to R6 Shares on a case by case basis, provided eligibility requirements and relevant minimums are met.

Minimum Investment

All purchases made by check should be in US Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

Institutional Shares*	$100,000

Open Shares*	$2,500

R6 Shares**	$1,000,000

*

Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $100,000 for Institutional Shares or $2,500 for Open Shares.

**	There is no minimum investment amount for R6 Shares purchased by Employee Benefit Plans and certain other eligible investors as described above.

The subsequent investment minimum is $50 for Institutional Shares and Open Shares. There is no subsequent investment minimum for R6 Shares.

The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the Distributor; for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and asset-based or wrap programs; and for employees of the Investment Manager and their families. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

Lazard Emerging Markets Equity Portfolio Closed to Most New Investors

Effective as of the close of business on July 19, 2010, the Portfolio was generally closed to new investors. Those investors who did not own shares of the Portfolio on July 19, 2010 may open new accounts in the Portfolio only through certain products managed by the Investment Manager that maintain an allocation to the Portfolio, certain retirement or employee benefit plans (including 401(k) and other defined contribution plans) under the same primary tax identification number and certain other approved financial institutions or programs. Additionally, employees of the Investment Manager and members of the Board may open new accounts in the Portfolio. All current shareholders with open accounts may purchase additional shares of the Portfolio and continue, or elect, to reinvest dividends and capital gains distributions in shares of the Portfolio. The Fund may make certain exceptions or otherwise modify this policy at any time. The Fund reserves the right, at any future date, to open the Portfolio to all investors or to further close the Portfolio, including closing the Portfolio to additional investment by current shareholders or to the categories of investors who currently may open new accounts.

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Investors may be required to demonstrate eligibility to purchase shares of the Portfolio before an investment is accepted. For questions about qualifying to purchase shares of the Portfolio, please call (800) 823-6300.

How to Buy Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1.	Complete a Purchase Application. Indicate the services to be used.
2.	Send the Purchase Application and a check for at least the minimum investment amount (if applicable) payable to “The Lazard Funds, Inc.” to:

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

By Wire

Your bank may charge you a fee for this service.

1.	Call (800) 986-3455 toll-free from any state and provide the following:
•	the Portfolio(s) and Class of shares to be invested in
•	name(s) in which shares are to be registered
•	address
•	social security or tax identification number
•	dividend payment election
•	amount to be wired
•	name of the wiring bank, and
•	name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2.	Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

ABA #: 011000028
State Street Bank and Trust Company
Boston, Massachusetts
Custody and Shareholder Services Division
DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

Additional Purchases

By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.
2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase–By Wire” above.

By ACH

Shareholders may purchase additional shares of a Portfolio by automated clearing house (“ACH”). To set up the ACH purchases option, call (800) 986-3455. ACH is similar to making Automatic Investments (described below under “Shareholder Information—Investor Services—Automatic Investments”), except that shareholders may choose the date on which to make the purchase. The Fund will need a voided check or deposit slip before shareholders may purchase by ACH.

By Exchange

Shareholders may purchase additional shares of a Portfolio by exchange from another Portfolio, as

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described below under “Shareholder Information—Investor Services—Exchange Privilege.”

Purchases through the Automatic Investment Plan (Open Shares only)
(Minimum $50)

Investors may participate in the Automatic Investment Plan by making subsequent investments in a Portfolio through automatic deductions from a designated bank account at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. To enroll in the Automatic Investment Plan, call (800) 986-3455.

Individual Retirement Accounts
(Open Shares and Institutional Shares only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $15 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call (800) 986-3455.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Fund routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Fund monitors for transactions that may be harmful to a Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. When an exchange request in respect of Portfolio shares is rejected, such shares may be redeemed from the Portfolio on request of the investor. The Fund may deem a shareholder to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the shareholder’s account. For instance, the Fund may determine that the shareholder’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Fund with respect to a particular account that is of concern to the Fund. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading. In certain cases, the Fund may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Fund’s policy against abusive trading practices. The Fund’s actions may not be subject to appeal.

To discourage attempts to arbitrage pricing of international securities (among other reasons), the

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Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Shareholder Information—General.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient portfolio management or would otherwise adversely affect the Portfolio.

Except as otherwise noted, all of the policies described in this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

Securities trading in non-US markets are particularly susceptible to time zone arbitrage. As a result, Portfolios investing in securities trading in non-US markets, including Lazard Capital Allocator Opportunistic Strategies Portfolio, which may invest in Underlying Funds that invest in securities trading in non-US markets, may be at greater risk for market timing than funds that invest in securities trading in US markets.

Distribution and Servicing Arrangements

Each Portfolio offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class has different investment minimums and different expense ratios. The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of each Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Shares and R6 shares do not pay a rule 12b-1 fee. Third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide marketing, shareholder servicing, account administration or other services with respect to Open Shares and Institutional Shares. Such payments are in addition to any fees paid by the Fund under rule 12b-1. The receipt of such payments pursuant to the 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the third parties to offer a Portfolio instead of other mutual funds where such payments are not received. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

How to Sell Shares

General

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 10 calendar days. Redemption requests also may be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash), although certain Portfolios, due to the nature of their investment portfolios, may not be able to effect a redemption-in-kind.

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Selling Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a signed letter requesting that the telephone redemption privilege be added to the account. To place a redemption request, or to have the telephone redemption privilege added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail

1.

Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.
3.

If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.	Send the letter to the Transfer Agent at the following address:

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

Investor Services

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investment Plan allows you to purchase Open Shares through automatic deductions from a designated bank account.

Systematic Withdrawal Plan allows you to receive payments at regularly scheduled intervals if your account holds at least $10,000 in Portfolio shares at the time plan participation begins. The maximum regular withdrawal amount for monthly withdrawals is 1% of the value of your Portfolio shares at the time plan participation begins.

Exchange Privilege allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is

Prospectus239

(800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information—How to Buy Shares—Market Timing/ Excessive Trading” for more information about restrictions on exchanges.

Conversion Feature may allow you or one or more brokers or other financial intermediaries authorized by the Fund (“Service Agents”), in the Fund’s discretion, to convert holdings of one class of Portfolio shares that have been held for seven days or more for a different class of shares of the same Portfolio. Conversion requests from one class of Portfolio shares for a different class of the same Portfolio may include situations when a shareholder becomes a client of a Service Agent that is not authorized to accept on the Fund’s behalf purchase and redemption orders in the class of shares held by the shareholder. For federal income tax purposes, a same-Portfolio share class conversion is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

General Policies

In addition to the policies described above, the Fund reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000
•	convert Institutional Shares or R6 Shares held by a shareholder whose account is less than $100,000 to Open Shares, upon written notice to the shareholder
•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC
•	change or waive the required minimum investment amounts
•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)
•

make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to a Portfolio and its shareholders (subject to the Portfolio’s ability to effect a redemption-in-kind)

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

•	a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected
•	a Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

The Fund also reserves the right to close a Portfolio to investors at any time.

Account Policies, Dividends and Taxes

Account Statements

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations of each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call (800) 542-1061 if you need additional copies of

240Prospectus

annual or semi-annual reports. Call the Transfer Agent at the telephone number listed on the back cover if you need account information.

Dividends and Distributions

Income dividends are normally declared each business day and paid monthly for Emerging Markets Debt Portfolio, Emerging Markets Income Portfolio, Explorer Total Return Portfolio, US Corporate Income Portfolio, US Short Duration Fixed Income Portfolio and Global Fixed Income Portfolio. For Global Listed Infrastructure Portfolio, US Realty Income Portfolio and Real Assets and Pricing Opportunities Portfolio, income dividends, if any, are anticipated to be paid quarterly. For all other Portfolios, income dividends are anticipated to be paid annually. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Annual year end distribution estimates are expected to be available on or about November 1, 2017 at www.LazardNet.com or by calling (800) 823-6300. Estimates for any “spillback” distributions (income and/or net capital gains from the 2016 fiscal year that were not distributed by December 31, 2015) are expected to be available on or about August 18, 2017 at www.LazardNet.com or by calling (800) 823-6300.

Because the REITs in which US Realty Income Portfolio, US Realty Equity Portfolio and Global Realty Equity Portfolio invest do not provide complete information about the taxability of their distributions until after the calendar year-end, the Portfolios may not be able to determine how much of their distributions are taxable to shareholders until after the January 31st deadline for issuing Form 1099-DIV. As a result, US Realty Income Portfolio, US Realty Equity Portfolio and Global Realty Equity Portfolio may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28th.

Dividends and distributions of a Portfolio will be reinvested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

Tax Information

Please be aware that the following tax information is general and refers to the provisions of the Code, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time a Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in a Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, you will have a taxable capital gain or loss, unless such shares were held in an IRA or other tax-deferred account.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number
•	fail to certify that their social security number or taxpayer identification number is correct
•	fail to certify, or otherwise establish in accordance with applicable law, that they are exempt from withholding
Prospectus241

Lazard Funds Financial Highlights

Financial Highlights

The financial highlights tables presented for Open Shares and Institutional Shares of each of the Portfolios are intended to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of each Portfolio’s operations. As of the date of this Prospectus, only Lazard US Equity Concentrated Portfolio, Lazard US Strategic Equity Portfolio, Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Debt Portfolio and Lazard US Corporate Income Portfolio had issued R6 Shares.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), if any. The financial highlights information for the fiscal years or periods ended December 31, 2012 and December 31, 2013 was audited by other auditors. The information for the fiscal periods or years ended December 31, 2014, December 31, 2015 and December 31, 2016 have been audited by Deloitte & Touche LLP, whose report, along with each Portfolio’s financial statements, is included in the annual report, which is available upon request.

242Prospectus

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$13.83		$13.41	$12.59	$10.71	$9.24

Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	^	0.05	0.11	0.14	0.20
Net realized and unrealized gain (loss)	0.97		0.88	2.23	3.02	1.37

Total from investment operations	1.03		0.93	2.34	3.16	1.57

Less distributions from:
Net investment income	(0.05)		(0.04)	(0.09)	(0.14)	(0.10)
Net realized gains	(0.65)		(0.47)	(1.43)	(1.14)	—

Total distributions	(0.70)		(0.51)	(1.52)	(1.28)	(0.10)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.16		$13.83	$13.41	$12.59	$10.71

Total Return (c)	7.37%	^	7.00%	18.88%	29.59%	16.83%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,230,377		$715,766	$331,074	$228,478	$121,379
Ratios to average net assets:
Net expenses	0.77%	^	0.79%	0.81%	0.85%	0.93%
Gross expenses	0.77%		0.79%	0.81%	0.85%	1.28%
Net investment income (loss)	0.39%	^	0.36%	0.79%	1.16%	1.94%
Portfolio turnover rate	84%		74%	63%	108%	116%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$13.92		$13.50	$12.68	$10.77	$9.30

Income (loss) from investment operations:
Net investment income (loss) (a)	0.02	^	0.01	0.05	0.09	0.15
Net realized and unrealized gain (loss)	0.97		0.88	2.23	3.04	1.39

Total from investment operations	0.99		0.89	2.28	3.13	1.54

Less distributions from:
Net investment income	(0.01)		— (b)	(0.03)	(0.08)	(0.07)
Net realized gains	(0.65)		(0.47)	(1.43)	(1.14)	—

Total distributions	(0.66)		(0.47)	(1.46)	(1.22)	(0.07)

Redemption fees	—	(b)	— (b)	— (b)	—	— (b)

Net asset value, end of period	$14.25		$13.92	$13.50	$12.68	$10.77

Total Return (c)	7.06%	^	6.67%	18.28%	29.21%	16.51%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105,619		$114,348	$8,011	$2,181	$691
Ratios to average net assets:
Net expenses	1.03%	^	1.07%	1.25%	1.25%	1.19%
Gross expenses	1.03%		1.07%	1.46%	1.87%	4.84%
Net investment income (loss)	0.17%	^	0.08%	0.37%	0.74%	1.51%
Portfolio turnover rate	84%		74%	63%	108%	116%
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Selected data for a share of capital stock outstanding throughout the period	For the Period 11/15/16* to 12/31/16

R6 Shares
Net asset value, beginning of period	$14.77

Income (loss) from investment operations:
Net investment income (loss) (a)	—	(b)^
Net realized and unrealized gain (loss)	0.03

Total from investment operations	0.03

Less distributions from:
Net investment income	(0.03)
Net realized gains	(0.59)

Total distributions	(0.62)

Net asset value, end of period	$14.18

Total Return (c)	0.17%	^
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$140
Ratios to average net assets (d):
Net expenses	0.77%	^
Gross expenses	15.38%
Net investment income (loss)	0.19%	^
Portfolio turnover rate	84%

*	The inception date for the R6 Shares was November 15, 2016.
^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

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LAZARD US STRATEGY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$10.97	$12.43	$12.49	$10.11	$9.03

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.09	0.14	0.14	0.14
Net realized and unrealized gain (loss)	0.94	(0.69)	1.73	2.72	1.17

Total from investment operations	1.06	(0.60)	1.87	2.86	1.31

Less distributions from:
Net investment income	(0.10)	(0.10)	(0.13)	(0.15)	(0.23)
Net realized gains	(0.30)	(0.76)	(1.80)	(0.33)	—

Total distributions	(0.40)	(0.86)	(1.93)	(0.48)	(0.23)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$11.63	$10.97	$12.43	$12.49	$10.11

Total Return (c)	9.70%	–4.75%	15.04%	28.38%	14.56%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$72,151	$110,243	$119,941	$116,323	$75,327
Ratios to average net assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Gross expenses	0.94%	0.90%	0.90%	0.93%	0.99%
Net investment income (loss)	1.08%	0.77%	1.05%	1.21%	1.40%
Portfolio turnover rate	68%	75%	69%	71%	60%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$11.01	$12.48	$12.53	$10.14	$9.04

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.06	0.10	0.11	0.11
Net realized and unrealized gain (loss)	0.94	(0.71)	1.74	2.73	1.16

Total from investment operations	1.03	(0.65)	1.84	2.84	1.27

Less distributions from:
Net investment income	(0.06)	(0.06)	(0.09)	(0.12)	(0.17)
Net realized gains	(0.30)	(0.76)	(1.80)	(0.33)	—

Total distributions	(0.36)	(0.82)	(1.89)	(0.45)	(0.17)

Net asset value, end of period	$1.68	$11.01	$12.48	$12.53	$10.14

Total Return (c)	9.46%	–5.11%	14.77%	28.04%	14.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,376	$1,536	$6,833	$7,650	$8,401
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	2.13%	1.51%	1.31%	1.33%	1.37%
Net investment income (loss)	0.80%	0.50%	0.75%	0.95%	1.10%
Portfolio turnover rate	68%	75%	69%	71%	60%
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Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 5/19/14* to 12/31/14
	12/31/16	12/31/15

R6 Shares
Net asset value, beginning of period	$10.96	$12.43	$12.81

Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.10	0.09
Net realized and unrealized gain (loss)	0.93	(0.71)	1.47

Total from investment operations	1.07	(0.61)	1.56

Less distributions from:
Net investment income	(0.10)	(0.10)	(0.14)
Net realized gains	(0.30)	(0.76)	(1.80)

Total distributions	(0.40)	(0.86)	(1.94)

Redemption fees	— (b)	— (b)	—	(b)

Net asset value, end of period	$11.63	$10.96	$12.43

Total Return (c)	9.81%	–4.78%	12.23%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,297	$12,359	$14,951
Ratios to average net assets (d):
Net expenses	0.74%	0.70%	0.70%
Gross expenses	1.02%	1.00%	1.06%
Net investment income (loss)	1.27%	0.82%	1.14%
Portfolio turnover rate	68%	75%	69%

*	The inception date for the R6 Shares was May 19, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

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LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$12.86		$14.05	$15.97	$13.29	$11.82

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	^	0.02	0.03	0.01	0.05
Net realized and unrealized gain (loss)	1.96		(0.34)	1.74	4.70	1.77

Total from investment operations	2.07		(0.32)	1.77	4.71	1.82

Less distributions from:
Net investment income	(0.09)		— (b)	(0.01)	(0.01)	(0.02)
Net realized gains	(0.34)		(0.87)	(3.68)	(2.02)	(0.33)

Total distributions	(0.43)		(0.87)	(3.69)	(2.03)	(0.35)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.50		$12.86	$14.05	$15.97	$13.29

Total Return (c)	16.28%	^	–2.14%	11.39%	35.81%	15.45%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$189,593		$171,152	$157,742	$353,565	$289,855
Ratios to average net assets:
Net expenses	0.86%	^	0.91%	0.86%	0.86%	0.88%
Gross expenses	0.90%		0.91%	0.86%	0.86%	0.88%
Net investment income (loss)	0.84%	^	0.13%	0.17%	0.06%	0.41%
Portfolio turnover rate	91%		91%	91%	101%	92%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$12.16		$13.38	$15.41	$12.92	$11.52

Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	^	(0.02)	(0.02)	(0.04)	— (b)
Net realized and unrealized gain (loss)	1.85		(0.33)	1.67	4.56	1.73

Total from investment operations	1.91		(0.35)	1.65	4.52	1.73

Less distributions from:
Net investment income	(0.05)		— (b)	—	(0.01)	—
Net realized gains	(0.34)		(0.87)	(3.68)	(2.02)	(0.33)

Total distributions	(0.39)		(0.87)	(3.68)	(2.03)	(0.33)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$13.68		$12.16	$13.38	$15.41	$12.92

Total Return (c)	15.92%	^	–2.47%	11.01%	35.47%	14.97%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,332		$36,860	$15,851	$14,665	$15,984
Ratios to average net assets:
Net expenses	1.16%	^	1.20%	1.20%	1.20%	1.21%
Gross expenses	1.20%		1.20%	1.20%	1.20%	1.21%
Net investment income (loss)	0.51%	^	–0.13%	–0.15%	–0.27%	0.01%
Portfolio turnover rate	91%		91%	91%	101%	92%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.08% impact on the total return of the Institutional Shares class of the Portfolio. There was a 0.04% impact on the net expenses and net investment income (loss) ratios of the Portfolio.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

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LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$17.08		$16.93	$17.85	$14.78	$12.49

Income (loss) from investment operations:
Net investment income (loss) (a)	0.27	^	0.27	0.26	0.23	0.25
Net realized and unrealized gain (loss)	(0.98)		—	(1.02)	2.85	2.56

Total from investment operations	(0.71)		0.27	(0.76)	3.08	2.81

Less distributions from:
Net investment income	(0.17)		(0.12)	(0.16)	(0.01)	(0.52)

Total distributions	(0.17)		(0.12)	(0.16)	(0.01)	(0.52)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$16.20		$17.08	$16.93	$17.85	$14.78

Total Return (c)	–4.18%	^	1.62%	–4.29%	20.84%	22.70%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,511,516		$736,272	$378,488	$185,199	$109,088
Ratios to average net assets:
Net expenses	0.82%	^	0.86%	0.90%	0.95%	1.02%
Gross expenses	0.84%		0.87%	0.90%	0.95%	1.02%
Net investment income (loss)	1.62%	^	1.50%	1.46%	1.42%	1.85%
Portfolio turnover rate	25%		30%	36%	43%	48%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$17.23		$17.07	$18.00	$14.94	$12.59

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	^	0.23	0.27	0.19	0.21
Net realized and unrealized gain (loss)	(0.90)		—	(1.09)	2.88	2.57

Total from investment operations	(0.77)		0.23	(0.82)	3.07	2.78

Less distributions from:
Net investment income	(0.08)		(0.07)	(0.11)	(0.01)	(0.43)

Total distributions	(0.08)		(0.07)	(0.11)	(0.01)	(0.43)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$16.38		$17.23	$17.07	$18.00	$14.94

Total Return (c)	–4.46%	^	1.36%	–4.57%	20.55%	22.30%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,073,486		$80,221	$57,350	$42,370	$25,610
Ratios to average net assets:
Net expenses	1.07%	^	1.14%	1.17%	1.23%	1.32%
Gross expenses	1.10%		1.14%	1.17%	1.23%	1.32%
Net investment income (loss)	0.80%	^	1.29%	1.49%	1.18%	1.49%
Portfolio turnover rate	25%		30%	36%	43%	48%
248Prospectus

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/16		For the Period 4/1/15* to 12/31/15

R6 Shares
Net asset value, beginning of period	$17.07		$17.94

Income (loss) from investment operations:
Net investment income (loss) (a)	0.31	^	0.21
Net realized and unrealized gain (loss)	(1.02)		(0.95)

Total from investment operations	(0.71)		(0.74)

Less distributions from:
Net investment income	(0.18)		(0.13)

Total distributions	(0.18)		(0.13)

Net asset value, end of period	$16.18		$17.07

Total Return (c)	–4.17%	^	–4.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$79,119		$49,387
Ratios to average net assets (d):
Net expenses	0.80%	^	0.80%
Gross expenses	0.86%		0.92%
Net investment income (loss)	1.88%	^	1.55%
Portfolio turnover rate	25%		30%

*	The inception date for the R6 Shares was April 1, 2015.
^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.02%, 0.03% and 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional, Open and R6 Shares, respectively.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

Prospectus249

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/16	For the Period 5/29/15* to 12/31/15

Institutional Shares
Net asset value, beginning of period	$9.21	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.04
Net realized and unrealized gain (loss)	(0.28)	(0.70)

Total from investment operations	(0.10)	(0.66)

Less distributions from:
Net investment income	(0.20)	(0.13)

Total distributions	(0.20)	(0.13)

Net asset value, end of period	$8.91	$9.21

Total Return (b)	–1.13%	–6.63%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,969	$1,797
Ratios to average net assets (c):
Net expenses	0.90%	0.90%
Gross expenses	13.12%	14.93%
Net investment income (loss)	2.08%	0.77%
Portfolio turnover rate	92%	58%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/16	For the Period 5/29/15* to 12/31/15

Open Shares
Net asset value, beginning of period	$9.21	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.03
Net realized and unrealized gain (loss)	(0.28)	(0.71)

Total from investment operations	(0.13)	(0.68)

Less distributions from:
Net investment income	(0.17)	(0.11)

Total distributions	(0.17)	(0.11)

Net asset value, end of period	$8.91	$9.21

Total Return (b)	–1.42%	–6.80%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$93	$93
Ratios to average net assets (c):
Net expenses	1.20%	1.20%
Gross expenses	25.85%	30.10%
Net investment income (loss)	1.74%	0.47%
Portfolio turnover rate	92%	58%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

250Prospectus

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$8.80	$9.24	$9.76	$8.51	$7.18

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.12	0.15	0.12	0.12
Net realized and unrealized gain (loss)	(0.17)	(0.46)	(0.58)	1.15	1.43

Total from investment operations	(0.05)	(0.34)	(0.43)	1.27	1.55

Less distributions from:
Net investment income	(0.10)	(0.10)	(0.11)	(0.02)	(0.22)

Total distributions	(0.10)	(0.10)	(0.11)	(0.02)	(0.22)

Redemption fees	—	— (b)	0.02	— (b)	— (b)

Net asset value, end of period	$8.65	$8.80	$9.24	$9.76	$8.51

Total Return (c)	–0.63%	–3.63%	–4.29%	14.93%	21.59%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,299	$18,757	$12,749	$19,212	$7,571
Ratios to average net assets:
Net expenses	1.05%	1.06%	1.15%	1.15%	1.15%
Gross expenses	1.79%	2.13%	2.10%	2.45%	4.17%
Net investment income (loss)	1.36%	1.25%	1.54%	1.33%	1.55%
Portfolio turnover rate	42%	51%	80%	36%	46%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$8.82	$9.25	$9.79	$8.57	$7.20

Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.11	0.11	0.10	0.12
Net realized and unrealized gain (loss)	(0.19)	(0.47)	(0.57)	1.14	1.42

Total from investment operations	(0.09)	(0.36)	(0.46)	1.24	1.54

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.08)	(0.02)	(0.17)

Total distributions	(0.07)	(0.07)	(0.08)	(0.02)	(0.17)

Redemption fees	—	—	— (b)	—	— (b)

Net asset value, end of period	$8.66	$8.82	$9.25	$9.79	$8.57

Total Return (c)	–1.03%	–3.85%	–4.76%	14.48%	21.23%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,092	$2,184	$3,048	$3,444	$2,888
Ratios to average net assets:
Net expenses	1.35%	1.37%	1.45%	1.45%	1.45%
Gross expenses	2.59%	2.75%	2.70%	3.03%	4.77%
Net investment income (loss)	1.13%	1.15%	1.11%	1.08%	1.55%
Portfolio turnover rate	42%	51%	80%	36%	46%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Prospectus251

LAZARD INTERNATIONAL EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 8/29/14* to 12/31/14
	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$8.27	$9.53	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	0.10	(0.01)
Net realized and unrealized gain (loss)	0.25	(1.25)	(0.45)

Total from investment operations	0.39	(1.15)	(0.46)

Less distributions from:
Net investment income	(0.12)	(0.11)	(0.01)
Net realized gains	—	—	— (b)

Total distributions	(0.12)	(0.11)	(0.01)

Redemption fees	—	— (b)	—

Net asset value, end of period	$8.54	$8.27	$9.53

Total Return (c)	4.74%	–12.06%	–4.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,473	$13,753	$9,103
Ratios to average net assets (d):
Net expenses	1.05%	1.06%	1.15%
Gross expenses	2.29%	2.96%	7.40%
Net investment income (loss)	1.64%	1.13%	–0.41%
Portfolio turnover rate	92%	91%	45%

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 8/29/14* to 12/31/14
	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$8.29	$9.53	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	0.06	(0.02)
Net realized and unrealized gain (loss)	0.26	(1.22)	(0.45)

Total from investment operations	0.37	(1.16)	(0.47)

Less distributions from:
Net investment income	(0.10)	(0.08)	—
Net realized gains	—	—	— (b)

Total distributions	(0.10)	(0.08)	— (b)

Redemption fees	—	— (b)	—

Net asset value, end of period	$8.56	$8.29	$9.53

Total Return (c)	4.41%	–12.18%	–4.66%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114	$55	$559
Ratios to average net assets (d):
Net expenses	1.35%	1.39%	1.45%
Gross expenses	11.98%	9.93%	12.39%
Net investment income (loss)	1.32%	0.60%	–0.55%
Portfolio turnover rate	92%	91%	45%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

252Prospectus

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$13.33		$13.72	$14.46	$11.71	$9.46

Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	^	0.16	0.19	0.14	0.15
Net realized and unrealized gain (loss)	(0.89)		(0.40)	(0.39)	2.79	2.21

Total from investment operations	(0.69)		(0.24)	(0.20)	2.93	2.36

Less distributions from:
Net investment income	(0.20)		(0.14)	(0.16)	(0.10)	(0.11)
Net realized gains	—		(0.01)	(0.38)	(0.08)	—

Total distributions	(0.20)		(0.15)	(0.54)	(0.18)	(0.11)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$12.44		$13.33	$13.72	$14.46	$11.71

Total Return (c)	–5.17%	^	–1.70%	–1.48%	25.02%	25.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,114,357		$4,923,328	$3,727,391	$2,354,068	$893,610
Ratios to average net assets:
Net expenses	0.81%	^	0.82%	0.84%	0.86%	0.86%
Gross expenses	0.81%		0.82%	0.84%	0.86%	0.86%
Net investment income (loss)	1.56%	^	1.15%	1.28%	1.02%	1.45%
Portfolio turnover rate	47%		37%	33%	42%	52%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$13.44		$13.82	$14.57	$11.80	$9.53

Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	^	0.13	0.16	0.10	0.09
Net realized and unrealized gain (loss)	(0.90)		(0.40)	(0.41)	2.82	2.26

Total from investment operations	(0.72)		(0.27)	(0.25)	2.92	2.35

Less distributions from:
Net investment income	(0.17)		(0.10)	(0.12)	(0.07)	(0.08)
Net realized gains	—		(0.01)	(0.38)	(0.08)	—

Total distributions	(0.17)		(0.11)	(0.50)	(0.15)	(0.08)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$12.55		$13.44	$13.82	$14.57	$11.80

Total Return (c)	–5.37%	^	–1.89%	–1.78%	24.73%	24.74%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,591,016		$1,783,529	$1,574,106	$868,730	$315,811
Ratios to average net assets:
Net expenses	1.06%	^	1.08%	1.09%	1.10%	1.13%
Gross expenses	1.06%		1.08%	1.09%	1.10%	1.13%
Net investment income (loss)	1.34%	^	0.94%	1.06%	0.78%	0.87%
Portfolio turnover rate	47%		37%	33%	42%	52%
Prospectus253

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/16		For the Period 1/19/15* to 12/31/15

R6 Shares
Net asset value, beginning of period	$13.34		$13.70

Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	^	(0.03)
Net realized and unrealized gain (loss)	(0.88)		(0.21)

Total from investment operations	(0.69)		(0.24)

Less distributions from:
Net investment income	(0.20)		(0.11)
Net realized gains	—		(0.01)

Total distributions	(0.20)		(0.12)

Redemption fees	—	(b)	—

Net asset value, end of period	$12.45		$13.34

Total Return (c)	–5.17%	^	–1.73%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$96,284		$72,362
Ratios to average net assets (d):
Net expenses	0.81%	^	1.03%
Gross expenses	0.82%		1.09%
Net investment income (loss)	1.46%	^	–0.22%
Portfolio turnover rate	47%		37%

*	The inception date for the R6 Shares was January 19, 2015.
^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

254Prospectus

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$10.90		$10.01	$10.54	$8.12	$6.84

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	^	0.10	0.12	0.11	0.11
Net realized and unrealized gain (loss)	(0.62)		0.87	(0.40)	2.34	1.40

Total from investment operations	(0.50)		0.97	(0.28)	2.45	1.51

Less distributions from:
Net investment income	(0.30)		(0.08)	(0.25)	(0.03)	(0.23)

Total distributions	(0.30)		(0.08)	(0.25)	(0.03)	(0.23)

Redemption fees	—		— (b)	— (b)	—	— (b)

Net asset value, end of period	$10.10		$10.90	$10.01	$10.54	$8.12

Total Return (c)	–4.64%	^	9.71%	–2.77%	30.20%	22.28%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$37,049		$51,828	$46,329	$51,508	$45,360
Ratios to average net assets:
Net expenses	0.96%	^	1.11%	1.13%	1.13%	1.13%
Gross expenses	1.06%		1.11%	1.15%	1.19%	1.18%
Net investment income (loss)	1.14%	^	0.91%	1.13%	1.15%	1.40%
Portfolio turnover rate	63%		48%	48%	58%	48%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$10.93		$10.03	$10.56	$8.17	$6.86

Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	^	0.07	0.09	0.08	0.08
Net realized and unrealized gain (loss)	(0.63)		0.88	(0.40)	2.34	1.41

Total from investment operations	(0.53)		0.95	(0.31)	2.42	1.49

Less distributions from:
Net investment income	(0.25)		(0.05)	(0.22)	(0.03)	(0.18)

Total distributions	(0.25)		(0.05)	(0.22)	(0.03)	(0.18)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.15		$10.93	$10.03	$10.56	$8.17

Total Return (c)	–4.92%	^	9.49%	–3.05%	29.65%	21.96%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,523		$55,776	$19,994	$19,639	$17,669
Ratios to average net assets:
Net expenses	1.21%	^	1.38%	1.43%	1.43%	1.43%
Gross expenses	1.30%		1.38%	1.44%	1.48%	1.48%
Net investment income (loss)	0.91%	^	0.63%	0.85%	0.85%	1.08%
Portfolio turnover rate	63%		48%	48%	58%	48%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The impact on the net investment income per share amount was $0.01 per share. There was a 0.10% and 0.09% impact on the total return of the Institutional and Open Shares classes, respectively, of the Portfolio. There was a 0.10% and 0.09% impact on the net expenses and net investment income (loss) ratios of the Portfolio’s Institutional and Open Shares, respectively.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Prospectus255

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended			Period Ended 12/31/13*
	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$10.33	$10.32	$10.02	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.04	0.07	—
Net realized and unrealized gain (loss)	0.18	0.01	0.29	0.02

Total from investment operations	0.27	0.05	0.36	0.02

Less distributions from:
Net investment income	(0.07)	(0.04)	(0.06)	—

Total distributions	(0.07)	(0.04)	(0.06)	—

Redemption fees	— (b)	— (b)	— (b)	—

Net asset value, end of period	$10.53	$10.33	$10.32	$10.02

Total Return (c)	2.66%	0.46%	3.84%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,197	$20,624	$12,266	$1,903
Ratios to average net assets (d):
Net expenses	1.07%	1.10%	1.10%	0.00%
Gross expenses	1.75%	2.27%	4.62%	91.25%	(e)
Net investment income (loss)	0.86%	0.41%	0.64%	0.00%
Portfolio turnover rate	40%	55%	64%	0%

Selected data for a share of capital stock outstanding throughout each period	Year Ended			Period Ended 12/31/13*
	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$10.34	$10.32	$10.01	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.01	0.04	—
Net realized and unrealized gain (loss)	0.18	0.02	0.30	0.01

Total from investment operations	0.24	0.03	0.34	0.01

Less distributions from:
Net investment income	(0.04)	(0.01)	(0.03)	—

Total distributions	(0.04)	(0.01)	(0.03)	—

Net asset value, end of period	$10.54	$10.34	$10.32	$10.01

Total Return (c)	2.35%	0.24%	3.54%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$515	$290	$201	$100
Ratios to average net assets (d):
Net expenses	1.37%	1.40%	1.40%	0.00%
Gross expenses	5.38%	7.42%	13.34%	91.25%	(e)
Net investment income (loss)	0.56%	0.09%	0.35%	0.00%
Portfolio turnover rate	40%	55%	64%	0%

*	The Portfolio commenced operations on December 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2013.

256Prospectus

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/16	For the Period 5/29/15* to 12/31/15

Institutional Shares
Net asset value, beginning of period	$9.59	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.18	0.09
Net realized and unrealized gain (loss)	0.44	(0.33)

Total from investment operations	0.62	(0.24)

Less distributions from:
Net investment income	(0.22)	(0.17)

Total distributions	(0.22)	(0.17)

Net asset value, end of period	$9.99	$9.59

Total Return (b)	6.45%	–2.42%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,431	$2,206
Ratios to average net assets (c):
Net expenses	0.75%	0.75%
Gross expenses	10.42%	13.51%
Net investment income (loss)	1.82%	1.64%
Portfolio turnover rate	91%	56%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/16	For the Period 5/29/15* to 12/31/15

Open Shares
Net asset value, beginning of period	$9.59	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	0.08
Net realized and unrealized gain (loss)	0.44	(0.34)

Total from investment operations	0.59	(0.26)

Less distributions from:
Net investment income	(0.19)	(0.15)

Total distributions	(0.19)	(0.15)

Net asset value, end of period	$9.99	$9.59

Total Return (b)	6.14%	–2.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$172	$175
Ratios to average net assets (c):
Net expenses	1.05%	1.05%
Gross expenses	17.27%	23.94%
Net investment income (loss)	1.52%	1.33%
Portfolio turnover rate	91%	56%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

Prospectus257

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 8/29/14* to 12/31/14
	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$9.67	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	0.06	— (b)
Net realized and unrealized gain (loss)	(0.08)	(0.25)	(0.04)

Total from investment operations	(0.01)	(0.19)	(0.04)

Less distributions from:
Net investment income	(0.07)	(0.08)	(0.02)
Return of capital	—	—	— (b)

Total distributions	(0.07)	(0.08)	(0.02)

Net asset value, end of period	$9.59	$9.67	$9.94

Total Return (c)	–0.15%	–1.85%	–0.36%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,816	$9,254	$7,112
Ratios to average net assets (d):
Net expenses	1.10%	1.10%	1.10%
Gross expenses	2.03%	3.83%	7.11%
Net investment income (loss)	0.76%	0.63%	–0.08%
Portfolio turnover rate	67%	65%	24%

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 8/29/14* to 12/31/14
	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$9.67	$9.94	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	0.03	(0.01)
Net realized and unrealized gain (loss)	(0.08)	(0.25)	(0.04)

Total from investment operations	(0.04)	(0.22)	(0.05)

Less distributions from:
Net investment income	(0.04)	(0.05)	(0.01)
Return of capital	—	—	— (b)

Total distributions	(0.04)	(0.05)	(0.01)

Net asset value, end of period	$9.59	$9.67	$9.94

Total Return (c)	–0.45%	–2.16%	–0.46%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114	$114	$135
Ratios to average net assets (d):
Net expenses	1.40%	1.40%	1.40%
Gross expenses	13.31%	14.12%	24.52%
Net investment income (loss)	0.39%	0.30%	–0.32%
Portfolio turnover rate	67%	65%	24%

*	The Portfolio commenced operations on August 29, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

258Prospectus

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$13.44		$17.19	$18.67	$19.54	$16.80

Income (loss) from investment operations:
Net investment income (loss) (a)	0.24	^	0.30	0.37	0.35	0.35
Net realized and unrealized gain (loss)	2.52		(3.76)	(1.13)	(0.51)	3.39

Total from investment operations	2.76		(3.46)	(0.76)	(0.16)	3.74

Less distributions from:
Net investment income	(0.24)		(0.23)	(0.37)	(0.36)	(0.36)
Net realized gains	—		(0.06)	(0.35)	(0.35)	(0.64)

Total distributions	(0.24)		(0.29)	(0.72)	(0.71)	(1.00)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$15.96		$13.44	$17.19	$18.67	$19.54

Total Return (c)	20.52%	^	–20.16%	–4.16%	–0.80%	22.36%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,311,693		$8,238,638	$12,156,645	$12,691,329	$13,315,172
Ratios to average net assets:
Net expenses	1.09%	^	1.10%	1.09%	1.09%	1.10%
Gross expenses	1.09%		1.10%	1.09%	1.09%	1.10%
Net investment income (loss)	1.59%	^	1.83%	1.97%	1.80%	1.85%
Portfolio turnover rate	12%		14%	12%	16%	23%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$13.82		$17.65	$19.14	$20.03	$17.20

Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	^	0.26	0.34	0.30	0.30
Net realized and unrealized gain (loss)	2.58		(3.84)	(1.16)	(0.53)	3.47

Total from investment operations	2.79		(3.58)	(0.82)	(0.23)	3.77

Less distributions from:
Net investment income	(0.20)		(0.19)	(0.32)	(0.31)	(0.30)
Net realized gains	—		(0.06)	(0.35)	(0.35)	(0.64)

Total distributions	(0.20)		(0.25)	(0.67)	(0.66)	(0.94)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$16.41		$13.82	$17.65	$19.14	$20.03

Total Return (c)	20.17%	^	–20.33%	–4.39%	–1.14%	22.03%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,287,552		$832,706	$1,474,597	$2,206,930	$2,625,843
Ratios to average net assets:
Net expenses	1.35%	^	1.37%	1.37%	1.37%	1.40%
Gross expenses	1.35%		1.37%	1.37%	1.37%	1.40%
Net investment income (loss)	1.35%	^	1.58%	1.76%	1.55%	1.58%
Portfolio turnover rate	12%		14%	12%	16%	23%
Prospectus259

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/16		For the Period 1/19/15* to 12/31/15

R6 Shares
Net asset value, beginning of period	$13.44		$17.26

Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	^	0.27
Net realized and unrealized gain (loss)	2.53		(3.80)

Total from investment operations	2.76		(3.53)

Less distributions from:
Net investment income	(0.24)		(0.23)
Net realized gains	—		(0.06)

Total distributions	(0.24)		(0.29)

Net asset value, end of period	$15.96		$13.44

Total Return (c)	20.52%	^	–20.50%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$197,959		$144,626
Ratios to average net assets (d):
Net expenses	1.09%	^	1.12%
Gross expenses	1.10%		1.13%
Net investment income (loss)	1.54%	^	1.79%
Portfolio turnover rate	12%		14%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

*	The inception date for the R6 Shares was January 19, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

260Prospectus

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended			For the Period 10/31/13* to 12/31/13
	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$8.60	$9.62	$9.83	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	0.22	(1.03)	(0.15)	(0.16)

Total from investment operations	0.30	(1.00)	(0.12)	(0.17)

Less distributions from:
Net investment income	(0.07)	(0.01)	(0.08)	—
Return of capital	—	(0.01)	(0.01)	—

Total distributions	(0.07)	(0.02)	(0.09)	—

Redemption fees	— (b)	— (b)	—	—

Net asset value, end of period	$8.83	$8.60	$9.62	$9.83

Total Return (c)	3.47%	–10.36%	–1.25%	–1.70%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$122,995	$102,421	$39,832	$3,265
Ratios to average net assets (d):
Net expenses	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.31%	1.52%	2.28%	24.66%
Net investment income (loss)	0.89%	0.32%	0.28%	–0.71%
Portfolio turnover rate	62%	46%	45%	12%

Selected data for a share of capital stock outstanding throughout each period	Year Ended			For the Period 10/31/13* to 12/31/13
	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$8.58	$9.62	$9.83	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.07	— (b)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	0.20	(1.04)	(0.11)	(0.16)

Total from investment operations	0.27	(1.04)	(0.15)	(0.17)

Less distributions from:
Net investment income	(0.04)	—	(0.05)	—
Return of capital	—	—	(0.01)	—

Total distributions	(0.04)	—	(0.06)	—

Redemption fees	—	—	— (b)	—

Net asset value, end of period	$8.81	$8.58	$9.62	$9.83

Total Return (c)	3.17%	–10.81%	–1.56%	–1.70%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$729	$2,344	$5,266	$627
Ratios to average net assets (d):
Net expenses	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.14%	2.35%	2.81%	30.92%
Net investment income (loss)	0.85%	–0.04%	–0.35%	–0.90%
Portfolio turnover rate	62%	46%	45%	12%

*	The Portfolio commenced operations on October 31, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

Prospectus261

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/16	For the Period 5/29/15* to 12/31/15

Institutional Shares
Net asset value, beginning of period	$8.06	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.08
Net realized and unrealized gain (loss)	0.67	(1.88)

Total from investment operations	0.79	(1.80)

Less distributions from:
Net investment income	(0.13)	(0.14)
Return of capital	(0.01)	—

Total distributions	(0.14)	(0.14)

Net asset value, end of period	$8.71	$8.06

Total Return (b)	9.83%	–17.97%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,896	$2,618
Ratios to average net assets (c):
Net expenses	1.10%	1.10%
Gross expenses	9.57%	11.47%
Net investment income (loss)	1.41%	1.54%
Portfolio turnover rate	57%	38%

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/16	For the Period 5/29/15* to 12/31/15

Open Shares
Net asset value, beginning of period	$8.06	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.06
Net realized and unrealized gain (loss)	0.68	(1.87)

Total from investment operations	0.77	(1.81)

Less distributions from:
Net investment income	(0.11)	(0.13)
Return of capital	(0.01)	—

Total distributions	(0.12)	(0.13)

Net asset value, end of period	$8.71	$8.06

Total Return (b)	9.51%	–18.13%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120	$95
Ratios to average net assets (c):
Net expenses	1.40%	1.40%
Gross expenses	20.02%	26.37%
Net investment income (loss)	1.06%	1.18%
Portfolio turnover rate	57%	38%

*	The Portfolio commenced operations on May 29, 2015.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

262Prospectus

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$9.04		$10.43	$11.81	$12.40	$10.68

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	^	0.06	0.09	0.11	0.09
Net realized and unrealized gain (loss)	1.29		(1.40)	(1.30)	(0.60)	1.74

Total from investment operations	1.34		(1.34)	(1.21)	(0.49)	1.83

Less distributions from:
Net investment income	(0.10)		(0.05)	(0.17)	(0.10)	(0.11)

Total distributions	(0.10)		(0.05)	(0.17)	(0.10)	(0.11)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.28		$9.04	$10.43	$11.81	$12.40

Total Return (c)	14.81%	^	–12.84%	–10.27%	–3.90%	17.16%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$189,035		$343,788	$426,847	$558,716	$339,771
Ratios to average net assets:
Net expenses	1.21%	^	1.20%	1.19%	1.17%	1.21%
Gross expenses	1.23%		1.20%	1.19%	1.17%	1.21%
Net investment income (loss)	0.48%	^	0.55%	0.80%	0.96%	0.74%
Portfolio turnover rate	56%		66%	57%	48%	61%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$9.05		$10.43	$11.81	$12.40	$10.68

Income (loss) from investment operations:
Net investment income (loss)	0.01	^	0.01	0.08	0.11	0.05
Net realized and unrealized gain (loss)	1.28		(1.38)	(1.33)	(0.63)	1.74

Total from investment operations	1.29		(1.37)	(1.25)	(0.52)	1.79

Less distributions from:
Net investment income	(0.06)		(0.01)	(0.13)	(0.07)	(0.07)

Total distributions	(0.06)		(0.01)	(0.13)	(0.07)	(0.07)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$10.28		$9.05	$10.43	$11.81	$12.40

Total Return (c)	14.31%	^	–13.11%	–10.57%	–4.18%	16.79%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,272		$10,903	$16,029	$44,324	$93,352
Ratios to average net assets:
Net expenses	1.60%	^	1.57%	1.49%	1.45%	1.53%
Gross expenses	1.65%		1.57%	1.49%	1.45%	1.53%
Net investment income (loss)	0.06%	^	0.13%	0.70%	0.90%	0.43%
Portfolio turnover rate	56%		66%	57%	48%	61%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. For Institutional Shares, the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open Shares, the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Prospectus263

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$8.53		$10.00	$11.18	$11.45	$9.77

Income (loss) from investment operations:
Net investment income (loss) (a)	0.08	^	0.12	0.15	0.11	0.11
Net realized and unrealized gain (loss)	1.04		(1.39)	(1.12)	(0.24)	1.68

Total from investment operations	1.12		(1.27)	(0.97)	(0.13)	1.79

Less distributions from:
Net investment income	(0.05)		(0.19)	(0.21)	(0.08)	(0.11)
Net realized gains	—		—	—	(0.05)	—
Return of capital	—		(0.01)	— (b)	(0.01)	—

Total distributions	(0.05)		(0.20)	(0.21)	(0.14)	(0.11)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$9.60		$8.53	$10.00	$11.18	$11.45

Total Return (c)	13.12%	^	–12.74%	–8.66%	–1.14%	18.19%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$282,473		$287,857	$463,043	$478,754	$201,512
Ratios to average net assets:
Net expenses	1.25%	^	1.20%	1.28%	1.30%	1.34%
Gross expenses	1.26%		1.20%	1.28%	1.33%	1.34%
Net investment income (loss)	0.88%	^	1.22%	1.33%	1.00%	1.01%
Portfolio turnover rate	47%		38%	44%	48%	57%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$8.55		$9.99	$11.17	$11.44	$9.76

Income (loss) from investment operations:
Net investment income (loss)	0.05	^	0.11	0.10	0.07	0.09
Net realized and unrealized gain (loss)	1.04		(1.38)	(1.10)	(0.24)	1.66

Total from investment operations	1.09		(1.27)	(1.00)	(0.17)	1.75

Less distributions from:
Net investment income	(0.02)		(0.17)	(0.18)	(0.04)	(0.07)
Net realized gains	—		—	—	(0.05)	—
Return of capital	—		— (b)	— (b)	(0.01)	—

Total distributions	(0.02)		(0.17)	(0.18)	(0.10)	(0.07)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$9.62		$8.55	$9.99	$11.17	$11.44

Total Return (c)	12.74%	^	–12.77%	–8.95%	–1.47%	17.97%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,804		$7,107	$123,756	$118,594	$37,648
Ratios to average net assets:
Net expenses	1.60%	^	1.54%	1.60%	1.60%	1.64%
Gross expenses	1.89%		1.54%	1.63%	1.69%	1.77%
Net investment income (loss)	0.54%	^	1.10%	0.94%	0.61%	0.78%
Portfolio turnover rate	47%		38%	44%	48%	57%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

264Prospectus

LAZARD EMERGING MARKETS MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$7.51		$8.58	$9.28	$9.70	$8.57

Income (loss) from investment operations:
Net investment income (loss) (a)	0.14	^	0.13	0.17	0.13	0.09
Net realized and unrealized gain (loss)	0.53		(1.12)	(0.70)	(0.37)	1.11

Total from investment operations	0.67		(0.99)	(0.53)	(0.24)	1.20

Less distributions from:
Net investment income	(0.08)		(0.08)	(0.17)	(0.10)	(0.07)
Net realized gains	—		—	—	(0.08)	—
Return of capital	—		—	— (b)	—	—

Total distributions	(0.08)		(0.08)	(0.17)	(0.18)	(0.07)

Redemption fees	—		—	— (b)	— (b)	— (b)

Net asset value, end of period	$8.10		$7.51	$8.58	$9.28	$9.70

Total Return (c)	8.91%	^	–11.59%	–5.57%	–2.41%	14.02%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$190,102		$161,629	$194,451	$223,328	$125,019
Ratios to average net assets:
Net expenses	1.30%	^	1.30%	1.28%	1.30%	1.30%
Gross expenses	1.31%		1.32%	1.28%	1.31%	1.57%
Net investment income (loss)	1.73%	^	1.52%	1.86%	1.42%	1.01%
Portfolio turnover rate	111%		109%	122%	155%	160%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$7.53		$8.60	$9.29	$9.71	$8.59

Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	^	0.10	0.15	0.10	0.08
Net realized and unrealized gain (loss)	0.52		(1.12)	(0.70)	(0.37)	1.08

Total from investment operations	0.64		(1.02)	(0.55)	(0.27)	1.16

Less distributions from:
Net investment income	(0.05)		(0.05)	(0.14)	(0.07)	(0.04)
Net realized gains	—		—	—	(0.08)	—
Return of capital	—		—	— (b)	—	—

Total distributions	(0.05)		(0.05)	(0.14)	(0.15)	(0.04)

Redemption fees	—	(b)	—	—	— (b)	—

Net asset value, end of period	$8.12		$7.53	$8.60	$9.29	$9.71

Total Return (c)	8.57%	^	–11.85%	–5.89%	–2.73%	13.28%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$845		$761	$1,198	$2,185	$858
Ratios to average net assets:
Net expenses	1.60%	^	1.60%	1.60%	1.60%	1.60%
Gross expenses	2.94%		2.96%	2.23%	2.52%	3.82%
Net investment income (loss)	1.46%	^	1.22%	1.63%	1.03%	0.82%
Portfolio turnover rate	111%		109%	122%	155%	160%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Prospectus265

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$7.71		$8.84	$9.53	$10.85	$9.76

Income (loss) from investment operations:
Net investment income (loss) (a)	0.48	^	0.39	0.49	0.49	0.48
Net realized and unrealized gain (loss)	0.19		(1.13)	(0.66)	(1.25)	1.33

Total from investment operations	0.67		(0.74)	(0.17)	(0.76)	1.81

Less distributions from:
Net investment income	(0.19)		— (b)	(0.15)	(0.52)	(0.48)
Net realized gains	—		—	—	(0.04)	(0.24)
Return of capital	(0.29)		(0.39)	(0.37)	—	—

Total distributions	(0.48)		(0.39)	(0.52)	(0.56)	(0.72)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.90		$7.71	$8.84	$9.53	$10.85

Total Return (c)	8.64%	^	–8.55%	–2.07%	–7.13%	18.95%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$240,833		$258,517	$326,165	$446,180	$286,163
Ratios to average net assets:
Net expenses	0.96%	^	0.96%	0.96%	0.97%	1.00%
Gross expenses	0.96%		0.96%	0.96%	0.97%	1.03%
Net investment income (loss)	5.90%	^	4.69%	5.14%	4.84%	4.60%
Portfolio turnover rate	118%		162%	204%	108%	220%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$7.79		$8.91	$9.59	$10.88	$9.77

Income (loss) from investment operations:
Net investment income (loss) (a)	0.46	^	0.36	0.46	0.45	0.45
Net realized and unrealized gain (loss)	0.19		(1.11)	(0.68)	(1.24)	1.35

Total from investment operations	0.65		(0.75)	(0.22)	(0.79)	1.80

Less distributions from:
Net investment income	(0.18)		— (b)	(0.09)	(0.46)	(0.45)
Net realized gains	—		—	—	(0.04)	(0.24)
Return of capital	(0.28)		(0.37)	(0.37)	—	—

Total distributions	(0.46)		(0.37)	(0.46)	(0.50)	(0.69)

Redemption fees	—		— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.98		$7.79	$8.91	$9.59	$10.88

Total Return (c)	8.27%	^	–8.64%	–2.53%	–7.35%	18.68%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6,801		$6,910	$1,107	$9,310	$1,138
Ratios to average net assets:
Net expenses	1.28%	^	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.40%		1.75%	1.71%	1.39%	2.97%
Net investment income (loss)	5.59%	^	4.54%	4.80%	4.45%	4.26%
Portfolio turnover rate	118%		162%	204%	108%	220%
266Prospectus

Selected data for a share of capital stock outstanding throughout the period	For the Period 7/28/16* to 12/31/16

R6 Shares
Net asset value, beginning of period	$8.34

Income (loss) from investment operations:
Net investment income (loss) (a)	0.20 ^
Net realized and unrealized gain (loss)	(0.44)

Total from investment operations	(0.24)

Less distributions from:
Net investment income	(0.08)
Return of capital	(0.12)

Total distributions	(0.20)

Net asset value, end of period	$7.90

Total Return (c)	–2.93% ^
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,145
Ratios to average net assets (d):
Net expenses	0.90% ^
Gross expenses	2.21%
Net investment income (loss)	5.73% ^
Portfolio turnover rate	118%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. For Institutional Shares, there was a 0.14% impact on the total return and the impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%. For Open and R6 Shares, there was no impact on the total return and the net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

*	The inception date for the R6 Shares was July 28, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

Prospectus267

LAZARD EMERGING MARKETS INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 4/30/14* to 12/31/14
	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$8.42	$9.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	0.01	0.01
Net realized and unrealized gain (loss)	0.08	(0.74)	(0.85)

Total from investment operations	0.24	(0.73)	(0.84)

Less distributions from:
Net investment income	(0.16)	—	—
Net realized gains	(0.10)	—	—
Return of capital	—	(0.01)	—

Total distributions	(0.26)	(0.01)	—

Net asset value, end of period	$8.40	$8.42	$9.16

Total Return (b)	2.82%	–7.94%	–8.30%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,156	$12,800	$4,985
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%
Gross expenses	2.25%	2.55%	5.15%
Net investment income (loss)	1.80%	0.09%	0.10%
Portfolio turnover rate	174%	175%	125%

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 4/30/14* to 12/31/14
	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$8.39	$9.14	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.08	(0.73)	(0.85)

Total from investment operations	0.21	(0.75)	(0.86)

Less distributions from:
Net realized gains	(0.10)	—	—

Total distributions	(0.10)	—	—

Net asset value, end of period	$8.50	$8.39	$9.14

Total Return (b)	2.52%	–8.21%	–8.50%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$128	$155	$132
Ratios to average net assets (c):
Net expenses	1.20%	1.20%	1.20%
Gross expenses	12.29%	12.19%	13.96%
Net investment income (loss)	1.51%	–0.18%	–0.18%
Portfolio turnover rate	174%	175%	125%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(c)	Annualized for a period of less than one year.

268Prospectus

LAZARD EXPLORER TOTAL RETURN PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended			For the Period 6/28/13* to 12/31/13
	12/31/16	12/31/15	12/31/14

Institutional Shares
Net asset value, beginning of period	$8.56	$9.32	$9.86	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.42	0.28	0.36	0.16
Net realized and unrealized gain (loss)	0.21	(0.75)	(0.38)	(0.12)

Total from investment operations	0.63	(0.47)	(0.02)	0.04

Less distributions from:
Net investment income	(0.19)	(0.15)	(0.49)	(0.18)
Net realized gains	—	—	(0.01)	—
Return of capital	(0.23)	(0.14)	(0.02)	—

Total distributions	(0.42)	(0.29)	(0.52)	(0.18)

Redemption fees	—	—	— (b)	—

Net asset value, end of period	$8.77	$8.56	$9.32	$9.86

Total Return (c)	7.47%	–5.13%	–0.21%	0.38%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$256,331	$249,222	$133,473	$31,450
Ratios to average net assets (d):
Net expenses	1.12%	1.16%	1.24%	1.30%
Gross expenses	1.12%	1.16%	1.30%	2.97%
Net investment income (loss)	4.80%	3.17%	3.57%	3.15%
Portfolio turnover rate	173%	262%	182%	69%

Selected data for a share of capital stock outstanding throughout each period	Year Ended			For the Period 6/28/13* to 12/31/13
	12/31/16	12/31/15	12/31/14

Open Shares
Net asset value, beginning of period	$8.61	$9.37	$9.88	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.39	0.24	0.33	0.14
Net realized and unrealized gain (loss)	0.21	(0.75)	(0.38)	(0.11)

Total from investment operations	0.60	(0.51)	(0.05)	0.03

Less distributions from:
Net investment income	(0.17)	(0.12)	(0.43)	(0.15)
Net realized gains	—	—	(0.01)	—
Return of capital	(0.22)	(0.14)	(0.02)	—

Total distributions	(0.39)	(0.26)	(0.46)	(0.15)

Redemption fees	—	0.01	— (b)	—

Net asset value, end of period	$8.82	$8.61	$9.37	$9.88

Total Return (c)	7.07%	–5.42%	–0.52%	0.27%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,176	$1,342	$7,150	$2,665
Ratios to average net assets (d):
Net expenses	1.48%	1.50%	1.54%	1.60%
Gross expenses	2.34%	1.66%	1.78%	5.01%
Net investment income (loss)	4.46%	2.62%	3.26%	2.78%
Portfolio turnover rate	173%	262%	182%	69%

*	The Portfolio commenced operations on June 28, 2013.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

Prospectus269

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$4.64	$4.91	$5.01	$5.01	$4.78

Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.24	0.26	0.30	0.33
Net realized and unrealized gain (loss)	0.23	(0.27)	(0.09)	— (b)	0.23

Total from investment operations	0.46	(0.03)	0.17	0.30	0.56

Less distributions from:
Net investment income	(0.23)	(0.24)	(0.27)	(0.30)	(0.33)
Return of capital	—	— (b)	—	—	—

Total distributions	(0.23)	(0.24)	(0.27)	(0.30)	(0.33)

Redemption fees	— (b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$4.87	$4.64	$4.91	$5.01	$5.01

Total Return (c)	10.09%	–0.71%	3.31%	6.17%	12.02%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$302,997	$243,712	$185,959	$175,154	$182,749
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.69%	0.69%	0.71%	0.73%	0.71%
Net investment income (loss)	4.78%	4.94%	5.28%	6.00%	6.67%
Portfolio turnover rate	14%	17%	28%	22%	26%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$4.66	$4.93	$5.03	$5.04	$4.80

Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.23	0.25	0.29	0.32
Net realized and unrealized gain (loss)	0.24	(0.27)	(0.10)	(0.01)	0.24

Total from investment operations	0.45	(0.04)	0.15	0.28	0.56

Less distributions from:
Net investment income	(0.22)	(0.23)	(0.25)	(0.29)	(0.32)
Return of capital	—	— (b)	—	—	—

Total distributions	(0.22)	(0.23)	(0.25)	(0.29)	(0.32)

Redemption fees	— (b)	— (b)	—	—	— (b)

Net asset value, end of period	$4.89	$4.66	$4.93	$5.03	$5.04

Total Return (c)	9.74%	–0.98%	3.01%	5.64%	11.89%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,618	$1,968	$1,811	$2,620	$4,249
Ratios to average net assets:
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses	1.18%	1.69%	1.55%	1.41%	1.24%
Net investment income (loss)	4.44%	4.65%	5.00%	5.69%	6.37%
Portfolio turnover rate	14%	17%	28%	22%	26%
270Prospectus

Selected data for a share of capital stock outstanding throughout the period	For the Period 11/3/16* to 12/31/16

R6 Shares
Net asset value, beginning of period	$4.84

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04
Net realized and unrealized gain (loss)	0.03

Total from investment operations	0.07

Less distributions from:
Net investment income	(0.04)

Total distributions	(0.04)

Net asset value, end of period	$4.87

Total Return (c)	1.37%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,697
Ratios to average net assets (d):
Net expenses	0.55%
Gross expenses	1.73%
Net investment income (loss)	4.71%
Portfolio turnover rate	14%

*	The inception date for the R6 Shares was November 3, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

Prospectus271

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$9.89	$9.99	$10.03	$10.31	$10.23

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	0.10	0.09	0.11	0.14
Net realized and unrealized gain (loss)	(0.03)	(0.09)	(0.04)	(0.25)	0.12

Total from investment operations	0.10	0.01	0.05	(0.14)	0.26

Less distributions from:
Net investment income	(0.09)	(0.06)	(0.05)	(0.11)	(0.14)
Net realized gains	—	—	—	(0.03)	(0.04)
Return of capital	(0.04)	(0.05)	(0.04)	—	—

Total distributions	(0.13)	(0.11)	(0.09)	(0.14)	(0.18)

Redemption fees	—	— (b)	—	— (b)	— (b)

Net asset value, end of period	$9.86	$9.89	$9.99	$10.03	$10.31

Total Return (c)	1.00%	0.05%	0.49%	–1.39%	2.54%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$103,175	$103,150	$114,705	$68,086	$19,726
Ratios to average net assets:
Net expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.50%	0.48%	0.52%	0.90%	1.41%
Net investment income (loss)	1.30%	1.05%	0.87%	1.06%	1.34%
Portfolio turnover rate	157%	57%	46%	161%	77%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$9.90	$10.01	$10.03	$10.31	$10.23

Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.17	0.06	0.06	0.14
Net realized and unrealized gain (loss)	(0.03)	(0.09)	(0.02)	(0.23)	0.09

Total from investment operations	0.07	0.08	0.04	(0.17)	0.23

Less distributions from:
Net investment income	(0.07)	(0.14)	(0.02)	(0.08)	(0.11)
Net realized gains	—	—	—	(0.03)	(0.04)
Return of capital	(0.03)	(0.05)	(0.04)	—	—

Total distributions	(0.10)	(0.19)	(0.06)	(0.11)	(0.15)

Redemption fees	—	— (b)	—	—	—

Net asset value, end of period	$9.87	$9.90	$10.01	$10.03	$10.31

Total Return (c)	0.70%	0.77%	0.38%	–1.70%	2.24%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44	$27	$36	$328	$4
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Gross expenses	31.22%	42.51%	17.62%	8.10%	38.11%
Net investment income (loss)	1.00%	1.68%	0.60%	0.65%	1.32%
Portfolio turnover rate	157%	57%	46%	161%	77%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

272Prospectus

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended				For the Period 3/30/12* to 12/31/12
	12/31/16	12/31/15	12/31/14	12/31/13

Institutional Shares
Net asset value, beginning of period	$8.74	$9.30	$9.51	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.20	0.19	0.22	0.23	0.17
Net realized and unrealized gain (loss)	(0.17)	(0.56)	(0.21)	(0.65)	0.16

Total from investment operations	0.03	(0.37)	0.01	(0.42)	0.33

Less distributions from:
Net investment income	(0.12)	—	(0.17)	—	(0.07)
Net realized gains	—	—	—	(0.01)	—
Return of capital	(0.08)	(0.19)	(0.05)	(0.22)	(0.10)

Total distributions	(0.20)	(0.19)	(0.22)	(0.23)	(0.17)

Redemption fees	—	— (b)	—	— (b)	—

Net asset value, end of period	$8.57	$8.74	$9.30	$9.51	$10.16

Total Return (c)	0.22%	–4.03%	0.08%	–4.13%	3.30%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,266	$5,795	$6,497	$5,522	$4,814
Ratios to average net assets (d):
Net expenses	0.75%	0.76%	0.80%	0.80%	0.80%
Gross expenses	4.70%	4.26%	4.12%	4.94%	8.81%
Net investment income (loss)	2.18%	2.08%	2.28%	2.38%	2.24%
Portfolio turnover rate	47%	60%	78%	66%	47%

Selected data for a share of capital stock outstanding throughout each period	Year Ended				For the Period 3/30/12* to 12/31/12
	12/31/16	12/31/15	12/31/14	12/31/13

Open Shares
Net asset value, beginning of period	$8.74	$9.30	$9.51	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.17	0.16	0.19	0.20	0.15
Net realized and unrealized gain (loss)	(0.17)	(0.56)	(0.21)	(0.65)	0.16

Total from investment operations	— (b)	(0.40)	(0.02)	(0.45)	0.31

Less distributions from:
Net investment income	(0.10)	—	(0.14)	—	(0.06)
Net realized gains	—	—	—	(0.01)	—
Return of capital	(0.07)	(0.16)	(0.05)	(0.19)	(0.09)

Total distributions	(0.17)	(0.16)	(0.19)	(0.20)	(0.15)

Redemption fees	—	—	— (b)	—	—

Net asset value, end of period	$8.57	$8.74	$9.30	$9.51	$10.16

Total Return (c)	–0.07%	–4.31%	–0.22%	–4.41%	3.08%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$34	$56	$56	$56	$55
Ratios to average net assets (d):
Net expenses	1.06%	1.06%	1.10%	1.10%	1.10%
Gross expenses	27.52%	27.72%	20.84%	28.86%	26.46%
Net investment income (loss)	1.88%	1.80%	2.01%	2.09%	2.02%
Portfolio turnover rate	47%	60%	78%	66%	47%

*	The Portfolio commenced operations on March 30, 2012.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

Prospectus273

LAZARD US REALTY INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$7.11		$8.42	$7.44	$8.57	$7.46

Income (loss) from investment operations:
Net investment income (loss) (a)	0.11	^	0.37	0.29	0.47	0.49
Net realized and unrealized gain (loss)	0.45		(1.15)	1.30	(0.27)	1.23

Total from investment operations	0.56		(0.78)	1.59	0.20	1.72

Less distributions from:
Net investment income	(0.30)		(0.37)	(0.32)	(0.34)	(0.37)
Net realized gains	—		(0.16)	(0.29)	(0.99)	(0.24)
Return of capital	(0.01)		—	—	—	—

Total distributions	(0.31)		(0.53)	(0.61)	(1.33)	(0.61)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.36		$7.11	$8.42	$7.44	$8.57

Total Return (c)	8.01%	^	–9.50%	21.54%	2.37%	23.32%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,815		$32,806	$66,942	$47,222	$52,024
Ratios to average net assets:
Net expenses	1.00%	^	0.98%	0.96%	0.95%	1.15%
Gross expenses	1.20%		0.98%	0.96%	0.98%	1.16%
Net investment income (loss)	1.42%	^	4.59%	3.52%	5.29%	5.94%
Portfolio turnover rate	75%		60%	53%	104%	42%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$7.09		$8.40	$7.43	$8.56	$7.45

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	^	0.34	0.26	0.44	0.51
Net realized and unrealized gain (loss)	0.45		(1.15)	1.30	(0.26)	1.19

Total from investment operations	0.54		(0.81)	1.56	0.18	1.70

Less distributions from:
Net investment income	(0.28)		(0.34)	(0.30)	(0.32)	(0.35)
Net realized gains	—		(0.16)	(0.29)	(0.99)	(0.24)
Return of capital	(0.01)		—	—	—	—

Total distributions	(0.29)		(0.50)	(0.59)	(1.31)	(0.59)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$7.34		$7.09	$8.40	$7.43	$8.56

Total Return (c)	7.73%	^	–9.77%	21.35%	1.99%	23.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,208		$40,388	$87,782	$66,834	$55,393
Ratios to average net assets:
Net expenses	1.30%	^	1.23%	1.24%	1.22%	1.45%
Gross expenses	1.44%		1.23%	1.24%	1.24%	1.47%
Net investment income (loss)	1.19%	^	4.20%	3.19%	4.86%	6.18%
Portfolio turnover rate	75%		60%	53%	104%	42%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

274Prospectus

LAZARD US REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$18.93	$19.71	$16.05	$17.40	$14.89

Income (loss) from investment operations:
Net investment income (loss) (a)	0.29	0.33	0.28	0.41	0.31
Net realized and unrealized gain (loss)	0.72	0.55	3.85	(0.10)	2.79

Total from investment operations	1.01	0.88	4.13	0.31	3.10

Less distributions from:
Net investment income	(0.31)	(0.38)	(0.20)	(0.25)	(0.17)
Net realized gains	(0.26)	(1.28)	(0.27)	(1.41)	(0.42)

Total distributions	(0.57)	(1.66)	(0.47)	(1.66)	(0.59)

Redemption fees	— (b)	— (b)	— (b)	—	— (b)

Net asset value, end of period	$19.37	$18.93	$19.71	$16.05	$17.40

Total Return (c)	5.31%	4.63%	25.70%	1.77%	20.83%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,625	$21,143	$21,806	$7,844	$2,794
Ratios to average net assets:
Net expenses	1.05%	1.05%	1.05%	1.13%	1.20%
Gross expenses	1.12%	1.09%	1.18%	1.27%	2.34%
Net investment income (loss)	1.50%	1.64%	1.50%	2.28%	1.86%
Portfolio turnover rate	41%	51%	43%	98%	52%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$19.00	$19.78	$16.11	$17.45	$14.92

Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.26	0.19	0.33	0.30
Net realized and unrealized gain (loss)	0.72	0.56	3.90	(0.06)	2.76

Total from investment operations	0.95	0.82	4.09	0.27	3.06

Less distributions from:
Net investment income	(0.25)	(0.32)	(0.15)	(0.20)	(0.12)
Net realized gains	(0.26)	(1.28)	(0.27)	(1.41)	(0.42)

Total distributions	(0.51)	(1.60)	(0.42)	(1.61)	(0.54)

Redemption fees	— (b)	— (b)	— (b)	— (b)	0.01

Net asset value, end of period	$19.44	$19.00	$19.78	$16.11	$17.45

Total Return (c)	4.99%	4.34%	25.33%	1.58%	20.58%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,307	$75,907	$88,897	$60,823	$65,387
Ratios to average net assets:
Net expenses	1.34%	1.32%	1.35%	1.36%	1.50%
Gross expenses	1.34%	1.32%	1.42%	1.41%	1.78%
Net investment income (loss)	1.17%	1.32%	1.01%	1.83%	1.74%
Portfolio turnover rate	41%	51%	43%	98%	52%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Prospectus275

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$14.19		$15.17	$15.49	$16.98	$12.18

Income (loss) from investment operations:
Net investment income (loss) (a)	0.22		0.27	0.34	0.30	0.22
Net realized and unrealized gain (loss)	0.19		(0.24)	1.29	(0.18)	5.27

Total from investment operations	0.41		0.03	1.63	0.12	5.49

Less distributions from:
Net investment income	(0.44)		(0.56)	(0.61)	(0.50)	(0.57)
Net realized gains	—	(b)	(0.45)	(1.34)	(0.96)	(0.12)
Return of capital	—		—	—	(0.15)	—

Total distributions	(0.44)		(1.01)	(1.95)	(1.61)	(0.69)

Redemption fees	—	(b)	— (b)	—	—	— (b)

Net asset value, end of period	$14.16		$14.19	$15.17	$15.49	$16.98

Total Return (c)	2.85%		0.36%	10.35%	0.89%	45.14%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,443		$3,549	$4,779	$5,320	$2,797
Ratios to average net assets:
Net expenses	1.00%		1.05%	1.13%	1.22%	1.30%
Gross expenses	5.25%		4.97%	3.79%	5.49%	5.84%
Net investment income (loss)	1.56%		1.74%	2.04%	1.79%	1.50%
Portfolio turnover rate	38%		56%	84%	81%	42%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16	12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$14.18	$15.16	$15.48	$16.97	$12.17

Income (loss) from investment operations:
Net investment income (loss) (a)	0.19	0.23	0.29	0.25	0.19
Net realized and unrealized gain (loss)	0.16	(0.24)	1.29	(0.18)	5.25

Total from investment operations	0.35	(0.01)	1.58	0.07	5.44

Less distributions from:
Net investment income	(0.39)	(0.52)	(0.56)	(0.45)	(0.52)
Net realized gains	— (b)	(0.45)	(1.34)	(0.96)	(0.12)
Return of capital	—	—	—	(0.15)	—

Total distributions	(0.39)	(0.97)	(1.90)	(1.56)	(0.64)

Redemption fees	—	—	—	— (b)	—	(b)

Net asset value, end of period	$14.14	$14.18	$15.16	$15.48	$16.97

Total Return (c)	2.47%	0.06%	10.05%	0.60%	44.81%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,560	$1,820	$2,016	$2,365	$2,209
Ratios to average net assets:
Net expenses	1.30%	1.35%	1.43%	1.54%	1.60%
Gross expenses	5.96%	5.55%	4.26%	5.81%	6.13%
Net investment income (loss)	1.28%	1.47%	1.76%	1.45%	1.25%
Portfolio turnover rate	38%	56%	84%	81%	42%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

276Prospectus

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$13.42		$13.72	$13.13	$10.96	$9.78

Income (loss) from investment operations:
Net investment income (loss) (a)	0.31	^	0.33	0.34	0.35	0.31
Net realized and unrealized gain (loss)	0.92		0.89	2.01	2.53	1.43

Total from investment operations	1.23		1.22	2.35	2.88	1.74

Less distributions from:
Net investment income	(0.34)		(1.17)	(1.04)	(0.33)	(0.35)
Net realized gains	(0.14)		(0.35)	(0.72)	(0.38)	(0.21)

Total distributions	(0.48)		(1.52)	(1.76)	(0.71)	(0.56)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.17		$13.42	$13.72	$13.13	$10.96

Total Return (c)	9.30%	^	9.30%	17.95%	26.56%	18.05%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,931,161		$2,156,325	$1,372,216	$641,127	$125,112
Ratios to average net assets:
Net expenses	0.96%	^	0.96%	0.98%	1.01%	1.14%
Gross expenses	0.96%		0.96%	0.98%	1.01%	1.14%
Net investment income (loss)	2.29%	^	2.32%	2.35%	2.80%	3.01%
Portfolio turnover rate	35%		34%	41%	35%	26%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$13.45		$13.74	$13.15	$10.97	$9.78

Income (loss) from investment operations:
Net investment income (loss) (a)	0.29	^	0.31	0.29	0.30	0.28
Net realized and unrealized gain (loss)	0.91		0.88	2.02	2.55	1.42

Total from investment operations	1.20		1.19	2.31	2.85	1.70

Less distributions from:
Net investment income	(0.31)		(1.13)	(1.00)	(0.29)	(0.30)
Net realized gains	(0.14)		(0.35)	(0.72)	(0.38)	(0.21)

Total distributions	(0.45)		(1.48)	(1.72)	(0.67)	(0.51)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$14.20		$13.45	$13.74	$13.15	$10.97

Total Return (c)	9.01%	^	9.06%	17.61%	26.24%	17.54%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$462,613		$393,786	$145,901	$41,095	$12,715
Ratios to average net assets:
Net expenses	1.22%	^	1.23%	1.29%	1.32%	1.50%
Gross expenses	1.22%		1.23%	1.29%	1.32%	1.50%
Net investment income (loss)	2.09%	^	2.19%	2.04%	2.42%	2.66%
Portfolio turnover rate	35%		34%	41%	35%	26%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The impact on net expenses and net investment income (loss) ratios of the Portfolio was less than 0.005%.

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any.

Prospectus277

LAZARD REAL ASSETS AND PRICING OPPORTUNITIES PORTFOLIO(a)

Selected data for a share of capital stock outstanding throughout the period	Period Ended 12/31/16*

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)	—
Net realized and unrealized gain (loss)	—	(b)

Total from investment operations	—	(b)

Net asset value, end of period	$10.00

Total Return (c)	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,090
Ratios to average net assets (d):
Net expenses	0.00%
Gross expenses	3.49%
Net investment income (loss)	0.00%
Portfolio turnover rate	0%

*	The inception date for Institutional Shares was December 30, 2016.
(a)	Consolidated Financial Highlights.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

278Prospectus

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended		Period Ended 12/31/14*
	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$8.89	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.05	(0.02)	—	(b)
Net realized and unrealized gain (loss)	0.35	(0.21)	—	(b)

Total from investment operations	0.40	(0.23)	—	(b)

Less distributions from:
Net investment income	(0.08)	(0.14)	—
Net realized gains	(0.05)	(0.35)	—
Return of capital	—	(0.39)	—

Total distributions	(0.13)	(0.88)	—

Net asset value, end of period	$9.16	$8.89	$10.00

Total Return (c)	4.50%	–2.32%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,077	$4,823	$4,899
Ratios to average net assets (d):
Net expenses	1.79%	1.70%	1.70%
Gross expenses	3.60%	13.45%	69.35%	(e)
Gross expenses, excluding expenses on securities sold short	3.51%	13.45%	69.35%
Net investment income (loss)	0.57%	–0.22%	–1.70%
Portfolio turnover rate:
Excluding securities sold short	247%	639%	37%
Including securities sold short	340%	N/A	N/A

Selected data for a share of capital stock outstanding throughout each period	Year Ended		Period Ended 12/31/14*
	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$8.89	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04	(0.05)	—	(b)
Net realized and unrealized gain (loss)	0.33	(0.21)	—	(b)

Total from investment operations	0.37	(0.26)	—	(b)

Less distributions from:
Net investment income	(0.06)	(0.11)	—
Net realized gains	(0.05)	(0.35)	—
Return of capital	—	(0.39)	—

Total distributions	(0.11)	(0.85)	—

Net asset value, end of period	$9.15	$8.89	$10.00

Total Return (c)	4.13%	–2.57%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$112	$110	$100
Ratios to average net assets (d):
Net expenses	2.07%	1.95%	1.95%
Gross expenses	15.58%	26.46%	69.36%	(e)
Gross expenses, excluding expenses on securities sold short	15.46%	26.46%	69.36%
Net investment income (loss)	0.45%	-0.46%	–1.95%
Portfolio turnover rate:
Excluding securities sold short	247%	639%	37%
Including securities sold short	340%	N/A	N/A

*	The Portfolio commenced operations on December 31, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.
(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended December 31, 2014.

Prospectus279

LAZARD FUNDAMENTAL LONG/SHORT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 4/30/14* to 12/31/14
	12/31/16	12/31/15

Institutional Shares
Net asset value, beginning of period	$11.89	$11.26	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.05)	(0.31)	(0.14)
Net realized and unrealized gain (loss)	(0.90)	0.98	1.55

Total from investment operations	(0.95)	0.67	1.41

Less distributions from:
Net realized gains	—	(0.04)	(0.15)
Return of capital	—	— (b)	—

Total distributions	—	(0.04)	(0.15)

Redemption fees	— (b)	— (b)	—

Net asset value, end of period	$10.94	$11.89	$11.26

Total Return (c)	–7.99%	5.97%	14.15%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$109,058	$174,601	$40,273
Ratios to average net assets (d):
Net expenses	3.15%	3.56%	3.20%
Gross expenses	3.15%	3.59%	5.51%
Gross expenses, excluding expenses on securities sold short	1.57%	1.73%	4.01%
Net investment income (loss)	–0.44%	–2.64%	–1.94%
Portfolio turnover rate:
Excluding securities sold short	257%	183%	132%
Including securities sold short	313%	263%	277%

Selected data for a share of capital stock outstanding throughout each period	Year Ended		For the Period 4/30/14* to 12/31/14
	12/31/16	12/31/15

Open Shares
Net asset value, beginning of period	$11.84	$11.24	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.10)	(0.33)	(0.17)
Net realized and unrealized gain (loss)	(0.88)	0.97	1.56

Total from investment operations	(0.98)	0.64	1.39

Less distributions from:
Net realized gains	—	(0.04)	(0.15)
Return of capital	—	— (b)	—

Total distributions	—	(0.04)	(0.15)

Redemption fees	— (b)	— (b)	— (b)

Net asset value, end of period	$10.86	$11.84	$11.24

Total Return (c)	–8.28%	5.71%	14.05%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,776	$46,766	$10,808
Ratios to average net assets (d):
Net expenses	3.42%	3.81%	3.41%
Gross expenses	3.42%	3.89%	6.28%
Gross expenses, excluding expenses on securities sold short	1.85%	2.02%	4.82%
Net investment income (loss)	–0.88%	–2.89%	–2.34%
Portfolio turnover rate:
Excluding securities sold short	257%	183%	132%
Including securities sold short	313%	263%	277%

*	The Portfolio commenced operations on April 30, 2014.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

280Prospectus

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Institutional Shares
Net asset value, beginning of period	$9.36		$10.02	$10.24	$10.03	$9.26

Income (loss) from investment operations:
Net investment income (loss) (a)	0.16	^	0.07	0.04	0.09	0.11
Net realized and unrealized gain (loss)	0.34		(0.46)	0.41	1.12	0.74

Total from investment operations	0.50		(0.39)	0.45	1.21	0.85

Less distributions from:
Net investment income	(0.14)		(0.03)	(0.28)	(0.48)	(0.08)
Net realized gains	—		(0.24)	(0.39)	(0.52)	—
Return of capital	(0.02)		— (b)	—	—	—

Total distributions	(0.16)		(0.27)	(0.67)	(1.00)	(0.08)

Redemption fees	—	(b)	— (b)	— (b)	— (b)	— (b)

Net asset value, end of period	$9.70		$9.36	$10.02	$10.24	$10.03

Total Return (c)	5.36%	^	–3.80%	4.40%	12.22%	9.16%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$141,494		$170,626	$185,489	$214,161	$224,982
Ratios to average net assets:
Net expenses	1.02%	^	1.02%	1.02%	1.02%	1.02%
Gross expenses	1.19%		1.18%	1.15%	1.13%	1.12%
Net investment income (loss)	1.72%	^	0.66%	0.35%	0.89%	1.13%
Portfolio turnover rate	238%		255%	265%	193%	139%

Selected data for a share of capital stock outstanding throughout each period	Year Ended
	12/31/16		12/31/15	12/31/14	12/31/13	12/31/12

Open Shares
Net asset value, beginning of period	$9.32		$10.02	$10.24	$10.03	$9.26

Income (loss) from investment operations:
Net investment income (loss) (a)	0.13	^	0.01	0.01	0.06	0.07
Net realized and unrealized gain (loss)	0.33		(0.47)	0.41	1.12	0.75

Total from investment operations	0.46		(0.46)	0.42	1.18	0.82

Less distributions from:
Net investment income	(0.11)		— (b)	(0.25)	(0.45)	(0.05)
Net realized gains	—		(0.24)	(0.39)	(0.52)	—
Return of capital	(0.02)		— (b)	—	—	—

Total distributions	(0.13)		(0.24)	(0.64)	(0.97)	(0.05)

Redemption fees	—		—	— (b)	—	—

Net asset value, end of period	$9.65		$9.32	$10.02	$10.24	$10.03

Total Return (c)	4.97%	^	–4.51%	4.10%	11.90%	8.84%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$823		$725	$3,950	$2,616	$3,099
Ratios to average net assets:
Net expenses	1.32%	^	1.32%	1.32%	1.32%	1.32%
Gross expenses	3.31%		1.66%	1.81%	1.84%	1.67%
Net investment income (loss)	1.43%	^	0.15%	0.14%	0.60%	0.69%
Portfolio turnover rate	238%		255%	265%	193%	139%

^

Refer to Note 3 in the Notes to Financial Statements in the Annual Report for the year ended December 31, 2016 for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the current period. The amount of the reimbursement was on a per share basis at less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to current period custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Prospectus281

LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/27/16* to 12/31/16

Institutional Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.06
Net realized and unrealized gain (loss)	(0.01)

Total from investment operations	0.05

Less distributions from:
Net investment income	(0.05)
Net realized gains	— (b)

Total distributions	(0.05)

Net asset value, end of period	$10.00

Total Return (c)	0.53%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,544
Ratios to average net assets (d):
Net expenses	0.90%
Gross expenses	2.14%
Net investment income (loss)	0.95%
Portfolio turnover rate	67%

Selected data for a share of capital stock outstanding throughout the period	For the Period 5/27/16* to 12/31/16

Open Shares
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.04
Net realized and unrealized gain (loss)	(0.01)

Total from investment operations	0.03

Less distributions from:
Net investment income	(0.03)
Net realized gains	— (b)

Total distributions	(0.03)

Net asset value, end of period	$10.00

Total Return (c)	0.35%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$210
Ratios to average net assets (d):
Net expenses	1.20%
Gross expenses	9.43%
Net investment income (loss)	0.72%
Portfolio turnover rate	67%

*	The Portfolio commenced operations on May 27, 2016.
(a)	Net investment income (loss) has been computed using the average shares method.

(b)	Amount is less than $0.01 per share.

(c)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio’s Investment Manager, State Street or BFDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Return for a period of less than one year is not annualized.

(d)	Annualized for a period of less than one year except for non-recurring expenses.

282Prospectus

Lazard Funds Other Performance of the Investment Manager

This is not the Portfolios’ Performance

The Portfolios’ investment objectives, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (“Other Accounts”).

For each of the International Equity Concentrated Portfolio, Emerging Markets Equity Advantage Portfolio and the Fundamental Long/Short Portfolio, there is currently only one Other Account that corresponds to the strategy employed for such Portfolio (the “International Equity Concentrated Other Account,” “Emerging Markets Equity Advantage Other Account" and the “Fundamental Long/Short Other Account,” respectively).

The International Equity Concentrated Other Account and the Fundamental Long/Short Other Account were initially funded by the Investment Manager with approximately $1.5 million and less than $1 million in assets, respectively. Each Other Account was closed when the corresponding Portfolio commenced operations. Accordingly, the performance shown for the International Equity Concentrated Other Account and the Fundamental Long/Short Other Account each consists of the linked performance for the relevant seed account and the Portfolio.

The Emerging Markets Equity Advantage Other Account was funded by the Investment Manager and, as of March 31, 2017, had $481 million in assets under management.

Each other chart below shows the historical investment performance for a composite (each, a “Composite”) of Other Accounts that correspond to the referenced Portfolio. The International Equity Advantage Portfolio, International Equity Other Account, Emerging Markets Equity Advantage Portfolio, Fundamental Long/Short Other Account and each Composite’s performance are compared to an appropriate securities market index (each of which is unmanaged, has no fees or costs and is not available for investment).

The Other Accounts are portfolios separate and distinct from the corresponding Portfolio. Therefore, the performance information of the Other Accounts should not be considered a substitute for a Portfolio’s own performance information, nor indicative of the future performance of the Portfolio.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies, such as the Portfolios, by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the Other Accounts.

The performance results are presented net of all fees and expenses (other than custody fees, except for any mutual funds, for which results include all fees). With respect to the Other Accounts that do not pay management fees, a hypothetical management fee has been deducted equal to the highest rate that would have been charged by the Investment Manager to a comparable fee-paying account. The Portfolios bear fees and operational expenses not typically borne by managed accounts such as the Other Accounts (including distribution and servicing fees of Open Shares). Performance shown below would have been lower if the Other Accounts had been subject to the fees and expenses of the corresponding Portfolio.

Additionally, although it is anticipated that each Portfolio and its corresponding Other Account(s) will hold similar securities, the investment results of a Portfolio and its corresponding Other Account(s) are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that each Portfolio and its corresponding Other Account(s) have substantially similar investment objectives, policies and strategies.

The returns of the Other Accounts are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

Prospectus283

US EQUITY CONCENTRATED COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Ten Years

US Equity Concentrated Composite	8/1/03**	7.7%	11.2%	16.2%	9.3%

S&P 500 Index*	N/A	12.0%	8.9%	14.7%	7.0%

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

US Equity Concentrated Composite	3.2%	-36.7%	45.8%	16.5%	3.4%	18.6%	29.6%	19.1%	7.2%	7.7%

S&P 500 Index*	5.5%	-37.0%	26.5%	15.1%	2.1%	16.0%	32.4%	13.7%	1.4%	12.0%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	Inception date of the oldest Other Account in the US Equity Concentrated Composite.

The year-to-date performance of the US Equity Concentrated Composite as of March 31, 2017 was 6.15%.

US STRATEGIC EQUITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Ten Years

US Strategic Equity Composite	3/1/98**	10.3%	6.8%	12.8%	6.2%

S&P 500 Index*	N/A	12.0%	8.9%	14.7%	7.0%

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

US Strategic Equity Composite	1.2%	-34.5%	29.2%	13.8%	1.9%	16.1%	29.3%	15.7%	-4.5%	10.3%

S&P 500 Index*	5.5%	-37.0%	26.5%	15.1%	2.1%	16.0%	32.4%	13.7%	1.4%	12.0%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

**	Inception date of the oldest Other Account in the US Strategic Equity Composite.

The year-to-date performance of the US Strategic Equity Composite as of March 31, 2017 was 5.89%.

284Prospectus

US SMALL-MID CAP EQUITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Ten Years

US Small-Mid Cap Equity Composite	5/1/00**	16.7%	8.6%	14.9%	8.4%

Russell 2500 Index*	N/A	17.6%	6.9%	14.5%	7.7%

Annual Total Returns for the Year Ended December 31,	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

US Small-Mid Cap Equity Composite	20.8%	.2%	-36.2%	55.5%	23.8%	-9.0%	15.0%	35.9%	11.6%	-1.7%	16.7%

Russell 2500 Index*	16.2%	1.4%	-36.8%	34.4%	26.7%	-2.5%	17.9%	36.8%	7.1%	-2.9%	17.6%

*	The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization).
**	Inception date of the oldest Other Account in the US Small-Mid Cap Equity Composite.

The year-to-date performance of the US Small-Mid Cap Equity Composite as of March 31, 2017 was 1.40%.

INTERNATIONAL EQUITY ADVANTAGE OTHER ACCOUNT PERFORMANCE

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Since Inception

International Equity Advantage Other Account	1/1/08	-0.8%	0.1%	8.2%	0.6%

MSCI EAFE Index*	N/A	1.0%	-1.6%	6.5%	-0.4%

Annual Total Returns for the Year Ended December 31,	2008	2009	2010	2011	2012	2013	2014	2015	2016

International Equity Advantage Other Account	-46.25%	31.84%	10.81%	-9.18%	20.10%	23.15%	-2.37%	3.2%	-0.8%

MSCI EAFE Index*	-43.38%	31.78%	7.75%	-12.14%	17.32%	22.78%	-4.90%	-0.8%	1.0%

*	The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States.

The year-to-date total return of the International Equity Advantage Other Account as of March 31, 2017 was 7.52%.

Prospectus285

INTERNATIONAL EQUITY CONCENTRATED OTHER ACCOUNT PERFORMANCE

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Since Inception

International Equity Concentrated Other Account	7/1/12	4.4%	-1.8%	6.7%

MSCI All Country World Index ex-US*	N/A	4.5%	-1.8%	4.9%

Annual Total Returns for the Year Ended December 31,	2013	2014	2015	2016

International Equity Concentrated Other Account	25.6%	3.2%	-12.2%	4.4%

MSCI All Country World Index ex-US*	15.3%	-3.9%	5.7%	4.5%

*

The MSCI All Country World Index ex-US is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US.

The year-to-date total return of the International Equity Concentrated Other Account as of March 31, 2017 was 7.40%.

INTERNATIONAL STRATEGIC EQUITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Ten Years

International Strategic Equity Composite	10/1/01**	-5.7%	-2.6%	7.8%	2.6%

MSCI EAFE Index*	N/A	1.0%	-1.6%	6.5%	0.8%

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

International Strategic Equity Composite	12.4%	-40.5%	28.9%	14.4%	-9.8%	25.2%	26.2%	-0.7%	-1.6%	-5.7%

MSCI EAFE Index*	11.2%	-43.4%	31.8%	7.8%	-12.1%	17.3%	22.8%	-4.9%	-0.8%	1.0%

*	The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States.
**	Inception date of the oldest Other Account in the International Strategic Equity Composite.

The year to date total return of the International Strategic Equity Composite as of March 31, 2017 was 5.34%.

286Prospectus

MANAGED EQUITY VOLATILITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Since Inception

Managed Equity Volatility Composite	1/1/10**	6.8%	7.4%	10.9%	10.2%

MSCI World Index*	N/A	7.5%	3.8%	10.4%	8.2%

Annual Total Returns for the Year Ended December 31,	2010	2011	2012	2013	2014	2015	2016

Managed Equity Volatility Composite	12.41%	4.34%	12.15%	20.93%	13.58%	2.2%	6.8%

MSCI World Index*	11.76%	-5.54%	15.83%	26.68%	4.94%	-0.9%	7.5%

*

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 23 developed market countries in North America, Europe and the Asia/Pacific region.

**	Inception date of the oldest Other Account in the Managed Equity Volatility Composite.

The year to date total return of the Managed Equity Volatility Composite as of March 31, 2017 was 6.35%.

GLOBAL STRATEGIC EQUITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Since Inception

Global Strategic Equity Composite	6/1/12**	0.2%	1.7%	10.7%

MSCI All Country World Index*	N/A	7.9%	3.1%	10.1%

Annual Total Returns for the Year Ended December 31,	2013	2014	2015	2016

Global Strategic Equity Composite	27.3%	6.3%	-1.2%	0.2%

MSCI All Country World Index*	22.8%	4.2%	-2.4%	7.9%

*	The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets.
**	Inception date of the oldest Other Account in the Global Strategic Equity Composite.

The year to date total return of the Global Strategic Equity Composite as of March 31, 2017 was 5.24%.

Prospectus287

EMERGING MARKETS EQUITY ADVANTAGE OTHER ACCOUNT PERFORMANCE

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Since Inception

Emerging Markets Equity Advantage Other Account	1/1/11	9.9%	-1.3%	2.9%	0.1%

MSCI Emerging Markets Index*	N/A	11.2%	-2.6%	1.9%	-2.3%

Annual Total Returns for the Year Ended December 31,	2011	2012	2013	2014	2015	2016

Emerging Markets Equity Advantage Other Account	-13.5%	22.3%	-1.9%	1.9%	-14.3%	9.9%

MSCI Emerging Markets Index*	-18.4%	18.2%	-2.6%	-2.2%	-14.9%	11.2%

*	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The year to date total return of the Emerging Markets Equity Advantage Other Account as of March 31, 2017 was 12.53%.

EMERGING MARKETS CORE EQUITY COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Since Inception

Emerging Markets Core Equity Composite	1/1/11**	3.6%	-3.0%	2.7%	-1.1%

MSCI Emerging Markets Index*	N/A	11.2%	-2.6%	1.3%	-2.3%

Annual Total Returns for the Year Ended December 31,	2009	2010	2011	2012	2013	2014	2015	2016

Emerging Markets Core Equity Composite	74.4%	20.9%	-17.9%	22.1%	2.7%	-1.7%	-10.9%	3.6%

MSCI Emerging Markets Index*	78.5%	18.9%	-18.4%	18.2%	-2.6%	-2.2%	-14.9%	11.2%

*	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
**	Inception date of the oldest Other Account in the Emerging Markets Core Equity Composite.

The year to date total return of the Emerging Markets Core Equity Composite as of March 31, 2017 was 11.62%.

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EMERGING MARKETS INCOME COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Since Inception

Emerging Markets Income Composite	11/1/11**	3.1%	-4.5%	-2.0%	-2.4%

JPMorgan Emerging Local Markets Index Plus (Unhedged)*	N/A	3.5%	3.8%	1.3%	-2.1%

Annual Total Returns for the Year Ended December 31,	2012	2013	2014	2015	2016

Emerging Markets Income Composite	6.8%	-2.8%	-7.5%	-8.6%	3.1%

JPMorgan Emerging Local Markets Index Plus (Unhedged)	7.5%	-2.0%	-7.0%	-7.6%	3.5%

*

The JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

**	Inception date of the oldest Other Account in the Emerging Markets Income Composite.

The year to date total return of the Emerging Markets Income Composite as of March 31, 2017 was 5.77%.

EXPLORER TOTAL RETURN COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Since Inception

Explorer Total Return Composite	12/1/10****	7.9%	1.0%	2.5%	2.4%

JPMorgan Emerging Market Bond Index Global Diversified Index*	N/A	10.2%	6.2%	5.9%	6.0%

JPMorgan Government Bond Index—Emerging Markets Global Diversified Index**	N/A	9.9%	-4.1%	-1.3%	-0.8%

50% JPMorgan Emerging Market Bond Index Global Diversified Index/ 50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index***	N/A	10.2%	1.0%	2.3%	2.6%

Annual Total Returns for the Year Ended December 31,	2011	2012	2013	2014	2015	2016

Explorer Total Return Composite	0.7%	11.1%	-1.2%	0.4%	-4.8%	7.9%

JPMorgan Emerging Market Bond Index Global Diversified Index*	7.3%	17.4%	-5.3%	7.4%	1.2%	110.2%

JPMorgan Government Bond Index—Emerging Markets Global Diversified Index**	-1.8%	16.8%	-9.0%	-5.7%	-14.9%	9.9%

50% JPMorgan Emerging Market Bond Index Global Diversified Index/ 50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index***	2.8%	17.2%	-7.1%	0.7%	-7.1%	10.2%

*

The JPMorgan Emerging Market Bond Index Global Diversified Index is a uniquely-weighted version of the Emerging Market Bond Index Global Index, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

**

The JPMorgan Government Bond Index—Emerging Markets Global Diversified Index is a comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

***

The 50% JPMorgan Emerging Market Bond Index Global Diversified Index/50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index is an index created by the Investment Manager, and is a 50/50 blend of the JPMorgan Emerging Market Bond Index Global Diversified Index and the JPMorgan Government Bond Index—Emerging Markets Global Diversified Index.

****	Inception date of the oldest Other Account in the Explorer Total Return Composite.

The year to date total return of the Explorer Total Return Composite as of March 31, 2017 was 2.43%.

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US SHORT DURATION FIXED INCOME COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Ten Years	Since Inception

US Short Duration Fixed Income Composite	1/1/06**	1.1%	0.6%	0.8%	2.8%	2.9%

Bank of America Merrill Lynch 1-3 Year Treasury Index*	N/A	0.9%	0.7%	0.6%	2.1%	2.3%

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

US Short Duration Fixed Income Composite	7.3%	6.2%	5.4%	3.3%	1.8%	1.6%	0.6%	0.6%	0.2%	1.1%

Bank of America Merrill Lynch 1-3 Year Treasury Index*	7.3%	6.6%	0.8%	2.3%	1.6%	0.4%	0.4%	0.6%	0.5%	0.9%

*	The Bank of America Merrill Lynch 1-3 Year Treasury Index is an index composed of government securities with maturities between one and three years.
**	Inception date of the oldest Other Account in the US Short Duration Fixed Income Composite.

The year to date total return of the US Short Duration Fixed Income Composite as of March 31, 2017 was 0.25%.

GLOBAL FIXED INCOME COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Ten Years	Since Inception

Global Fixed Income Composite	7/1/90**	1.2%	-0.8%	-0.1%	3.3%	6.1%

Bloomberg Barclays Global Aggregate Index*	N/A	2.1%	-0.2%	0.2%	3.3%	5.8%

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

Global Fixed Income Composite	10.8%	-.2%	10.0%	8.2%	5.2%	6.1%	-3.9%	0.4%	-3.9%	1.2%

Bloomberg Barclays Global Aggregate Index*	9.5%	4.8%	6.9%	5.5%	5.6%	4.3%	-2.6%	0.6%	-3.2%	2.1%

*	The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-income debt markets.

**	Inception date of the oldest Other Account in the Global Fixed Income Composite.

The year to date total return of the Global Fixed Income Composite as of March 31, 2017 was 2.61%.

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GLOBAL LISTED INFRASTRUCTURE COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Ten Years	Since Inception

Global Listed Infrastructure Composite	9/1/06***	9.2%	12.3%	16.3%	7.2%	8.3%

Custom Infrastructure Index (Hedged)*	N/A	11.8%	10.2%	12.6%	4.6%	5.5%

MSCI World Index**	N/A	9.0%	6.9%	12.8%	4.3%	5.1%

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

Global Listed Infrastructure Composite	4.9%	-31.5%	21.4%	9.8%	-1.7%	17.8%	27.5%	18.3%	9.5%	9.2%

Custom Infrastructure Index (Hedged)*	13.7%	-34.7%	13.4%	4.1%	-0.7%	12.4%	19.9%	20.5%	-0.6%	11.8%

MSCI World Index**	4.7%	-38.7%	25.7%	10.0%	-5.5%	15.7%	28.9%	9.8%	2.1%	9.0%

*

The Custom Infrastructure Index (Hedged) is an index created by the Portfolio’s Investment Manager, which is the performance of the UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) for all periods through March 31, 2015, when the index ceased to be published, and the FTSE Developed Core Infrastructure 50/50® Index (Hedged) for all periods thereafter. The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector. The FTSE Developed Core Infrastructure 50/50 Index (Hedged) tracks a 50% exposure to the global developed market utilities sector and a 50% exposure to the global developed market Infrastructure sector.

**

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 23 developed market countries in North America, Europe and the Asia/Pacific region.

***	Inception date of the oldest Other Account in the Global Listed Infrastructure Composite.

The year to date total return of the Global Listed Infrastructure Composite as of March 31, 2017 was 10.57%.

ENHANCED OPPORTUNITIES COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Since Inception

Enhanced Opportunities Composite	1/1/10**	4.3%	2.0%	6.3%	6.5%

HFRX Global Hedge Fund Index*	N/A	2.5%	-0.6%	1.6%	0.6%

Annual Total Returns for the Year Ended December 31,	2010	2011	2012	2013	2014	2015	2016

Enhanced Opportunities Composite	15.3%	-0.8%	8.2%	18.7%	1.8%	-0.1%	4.3%

HFRX Global Hedge Fund Index*	5.2%	-8.9%	3.5%	6.7%	-0.6%	-3.6%	2.5%

*

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

**	Inception date of the oldest Other Account in the Enhanced Opportunities Composite.

The year to date total return of the Enhanced Opportunities Composite as of March 31, 2017 was 1.93%.

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FUNDAMENTAL LONG/SHORT OTHER ACCOUNT PERFORMANCE

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Since Inception

Fundamental Long/Short Other Account	1/1/11	-8.0%	3.2%	6.2%	5.0%

S&P 500 Index*	N/A	12.0%	8.9%	14.7%	12.5%

Annual Total Returns for the Year Ended December 31,	2011	2012	2013	2014	2015	2016

Fundamental Long/Short Other Account	-1.1%	6.8%	15.2%	12.7%	6.0%	-8.0%

S&P 500 Index*	2.1%	16.0%	32.4%	13.7%	1.4%	12.0%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

The year to date total return of the Fundamental Long/Short Other Account as of March 31, 2017 was 2.75%.

CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Ten Years	Since Inception

Capital Allocator Opportunistic Strategies Composite	9/1/05***	5.4%	1.9%	5.3%	3.9%	4.9%

MSCI World Index*	N/A	7.5%	3.8%	10.4%	3.8%	5.6%

Global Asset Allocation Blended Index**	N/A	5.6%	3.6%	7.2%	4.5%	5.4%

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016

Capital Allocator Opportunistic Strategies Composite	16.6%	-27.8%	21.2%	14.5%	-3.3%	9.1%	12.2%	4.4%	-3.8%	5.4%

MSCI World Index*	9.0%	-40.7%	30.0%	11.8%	-5.5%	15.8%	26.7%	4.9%	-0.9%	7.5%

Global Asset Allocation Blended Index**	8.3%	-24.3%	20.7%	10.3%	0.3%	11.3%	14.5%	5.4%	-0.1%	5.6%

*

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 23 developed market countries in North America, Europe and the Asia/Pacific region.

**

The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg Barclays US Aggregate Index.

***	Inception date of the oldest Other Account in the Capital Allocator Opportunistic Strategies Composite.

The year to date total return of the Capital Allocator Opportunistic Strategies Composite as of March 31, 2017 was 4.53%.

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Lazard Global Equity Select Portfolio

This is not the Portfolio’s Performance

The chart below shows the historical investment performance for a combined composite (the “Global Equity Select Composite”) of certain discretionary accounts investing in US securities and depositary receipts for non-US securities and certain other discretionary accounts investing in US and non-US securities (“GES Other Accounts”), in both cases using investment objectives, policies and strategies substantially similar to those to be used by the Investment Manager in advising the Portfolio, which may invest in US and non-US securities and depositary receipts. The Global Equity Select Composite is compared to an appropriate securities market index (which is unmanaged, has no fees or costs and is not available for investment).

The Global Equity Select Composite consists of portfolios separate and distinct from the Portfolio. Therefore, the performance information of the Global Equity Select Composite should not be considered a substitute for the Portfolio’s own performance information, nor indicative of the future performance of the Portfolio.

Certain GES Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies, such as the Portfolio, by the 1940 Act and the Code which, if applicable, may have adversely affected the performance of the Global Equity Select Composite.

The performance results of the Global Equity Select Composite are presented net of all fees and expenses other than custody fees. The Portfolio bears fees and operational expenses not typically borne by managed accounts such as the GES Other Accounts (including distribution and servicing fees of Open Shares). The performance shown below would have been lower if the GES Other Accounts had been subject to the fees and expenses of the Portfolio.

Additionally, although it is anticipated that the Portfolio and the GES Other Accounts will hold similar investments, the investment results of the Portfolio and the Global Equity Select Composite are expected to differ. In particular, differences in asset size and cash flows may result in different investment selections, differences in the relative weightings of investments or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the Investment Manager’s conclusion that the Portfolio and the GES Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of the Global Equity Select Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

Prospectus293

GLOBAL EQUITY SELECT COMPOSITE PERFORMANCE OF OTHER ACCOUNTS

Average Annual Total Returns (for the periods ended December 31, 2016)	Inception Date	One Year	Three Years	Five Years	Since Inception

Global Equity Select Composite	3/1/09**	2.9%	2.4%	9.6%	12.6%

MSCI ACWI Index*	N/A	7.9%	3.1%	9.4%	13.3%

Annual Total Returns for the Year Ended December 31,	2010	2011	2012	2013	2014	2015	2016

Global Equity Select Composite	10.2%	-2.7%	19.2%	23.1%	3.4%	1.0%	2.9%

MSCI ACWI Index*	12.7%	-7.3%	16.1%	22.8%	4.2%	-2.4%	7.9%

*	The MSCI ACWI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developing and emerging markets.
**	Inception date of the oldest Other Account in the Global Equity Select Composite.

The year to date total return of the Global Equity Select Composite as of March 31, 2017 was 8.12%.

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For more information about the Portfolios, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings:

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, no earlier than 10 days after such quarter end. The information will remain accessible at least until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Fund at:

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300
http://www.LazardNet.com

You also can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-8090. You can get text-only copies:

•	After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520, or by e-mail request to publicinfo@sec.gov.
•	Free from the SEC’s website at http://www.sec.gov.

Investment Company Act file no. 811-06312

Investment Manager Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112-6300 Telephone: (800) 823-6300	Transfer Agent and Dividend Disbursing Agent Boston Financial Data Services, Inc. P.O. Box 8514 Boston, Massachusetts 02266-8514 Telephone: (800) 986-3455

Distributor Lazard Asset Management Securities LLC 30 Rockefeller Plaza New York, New York 10112-6300	Legal Counsel Proskauer Rose LLP Eleven Times Square New York, New York 10036-8299 http://www.proskauer.com

Custodian State Street Bank and Trust Company One Iron Street Boston, Massachusetts 02210	Independent Registered Public Accounting Firm Deloitte & Touche LLP 30 Rockefeller Plaza New York, New York 10112

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

THE LAZARD FUNDS, INC.

30 Rockefeller Plaza

New York, New York 10112-6300

(800) 823-6300

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2017

The Lazard Funds, Inc. (the “Fund”) is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 2017, as may be revised or supplemented from time to time (the “Prospectus”), relating to the following thirty-three portfolios (individually, a “Portfolio” and collectively, the “Portfolios”):

	Institutional Shares	Open Shares	R6 Shares
Equity
Lazard US Equity Concentrated Portfolio (“Equity Concentrated Portfolio”)	LEVIX	LEVOX	RLUEX
Lazard US Strategic Equity Portfolio (“Strategic Equity Portfolio”)	LZUSX	LZUOX	RLUSX
Lazard US Small-Mid Cap Equity Portfolio (“Small-Mid Cap Portfolio”)	LZSCX	LZCOX	RLSMX
Lazard International Equity Portfolio (“International Equity Portfolio”)	LZIEX	LZIOX	RLIEX
Lazard International Equity Advantage Portfolio (“International Equity Advantage Portfolio”)	IEAIX	IEAOX	RIADX
Lazard International Equity Concentrated Portfolio (“International Equity Concentrated Portfolio”)	LCNIX	LCNOX	RICNX
Lazard International Equity Select Portfolio (“International Equity Select Portfolio”)	LZSIX	LZESX	RLIQX
Lazard International Strategic Equity Portfolio (“International Strategic Portfolio”)	LISIX	LISOX	RLITX
Lazard International Small Cap Equity Portfolio (“International Small Cap Portfolio”)	LZISX	LZSMX	RLICX
Lazard Global Equity Select Portfolio (“Global Equity Select Portfolio”)	GESIX	GESOX	RLGEX
Lazard Managed Equity Volatility Portfolio (“Managed Portfolio”)	MEVIX	MEVOX	RMEVX
Lazard Global Strategic Equity Portfolio (“Global Strategic Portfolio”)	LSTIX	LSTOX	RGSTX

Emerging Markets
Lazard Emerging Markets Core Equity Portfolio (“Emerging Markets Core Portfolio”)	ECEIX	ECEOX	RLEOX
Lazard Emerging Markets Equity Portfolio (“Emerging Markets Portfolio”)	LZEMX	LZOEX	RLEMX
Lazard Emerging Markets Equity Advantage Portfolio (“Emerging Markets Advantage Portfolio”)	LEAIX	LEAOX	READX
Lazard Developing Markets Equity Portfolio (“Developing Markets Portfolio”)	LDMIX	LDMOX	RLDMX
Lazard Emerging Markets Equity Blend Portfolio (“Emerging Markets Blend Portfolio”)	EMBIX	EMBOX	RLEBX

Lazard Emerging Markets Multi-Asset Portfolio (“Emerging Markets Multi-Asset Portfolio”)	EMMIX	EMMOX	RLMSX

Lazard Emerging Markets Debt Portfolio (“Emerging Markets Debt Portfolio”)	LEDIX	LEDOX	RLEDX

	Institutional Shares	Open Shares	R6 Shares
Lazard Emerging Markets Income Portfolio (“Emerging Markets Income Portfolio”)	LEIIX	LEIOX	RLEIX
Lazard Explorer Total Return Portfolio (“Explorer Total Return Portfolio”)	LETIX	LETOX	RLETX

Fixed Income
Lazard US Corporate Income Portfolio (“Corporate Income Portfolio”)	LZHYX	LZHOX	RLCIX
Lazard US Short Duration Fixed Income Portfolio (“Short Duration Fixed Income Portfolio”)	UMNIX	UMNOX	RLSDX
Lazard Global Fixed Income Portfolio (“Global Fixed Income Portfolio”)	LZGIX	LZGOX	RLGFX

Real Assets[1]
Lazard Global Listed Infrastructure Portfolio (“Global Listed Infrastructure Portfolio”)	GLIFX	GLFOX	RLGLX
Lazard US Realty Income Portfolio (“Realty Income Portfolio”)	LRIIX	LRIOX	RLRIX
Lazard US Realty Equity Portfolio (“Realty Equity Portfolio”)	LREIX	LREOX	RLREX
Lazard Global Realty Equity Portfolio (“Global Realty Portfolio”)	LITIX	LITOX	RLGRX
Lazard Real Assets and Pricing Opportunities Portfolio (“Real Assets Portfolio”)	RALIX	RALOX	RALYX

Alternatives
Lazard Fundamental Long/Short Portfolio (“Long/Short Portfolio”)	LLSIX	LLSOX	RFLSX
Lazard Enhanced Opportunities Portfolio (“Enhanced Opportunities Portfolio”)	LEOIX	LEOOX	RLZEX

Asset Allocation
Lazard Capital Allocator Opportunistic Strategies Portfolio (“Capital Allocator Portfolio”)	LCAIX	LCAOX	RLCPX

Lazard Global Dynamic Multi-Asset Portfolio (“Dynamic Portfolio”)	GDMIX	GDMOX	GDMAX

Each Portfolio currently offers Institutional Shares and Open Shares and certain Portfolios offer R6 shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each Class; and the availability of Service Payments (as defined in the Prospectus).

To obtain a copy of the Fund’s Prospectus, please write or call the Fund at the address and telephone number above or go to www.LazardNet.com/lam/us/lazardfunds.shtml.

The Fund’s most recent Annual Reports and Semi-Annual Reports to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports are incorporated by reference into this SAI.

[1]	The Realty Income, Realty Equity and Global Realty Portfolios are referred to collectively as the “Realty Portfolios.”
(ii)

The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, other than the Equity Concentrated, International Equity Concentrated, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Realty Equity, Global Realty, Long/Short and Enhanced Opportunities Portfolios, is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

Lazard Asset Management LLC serves as the investment manager (the “Investment Manager”) to each of the Portfolios.

Lazard Asset Management Securities LLC (the “Distributor”) is the distributor of each Portfolio’s shares.

Investments, Investment Techniques and Risks

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company’s common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts (“REITs”). Individuals will generally be taxed at long-term capital gain rates on qualified dividend income. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, types of securities referred to as trust preferred securities, trust-originated preferred securities, monthly- or quarterly-income bond, debt or preferred securities, corporate trust securities and other similarly structured securities.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for US federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.

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Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for US federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities may have loss absorption characteristics that may include downward adjustment of the liquidation value of the security to below the original par value or a mandatory conversion that might relate, for instance, to maintenance of a capital minimum whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the

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underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. Each Portfolio, other than the Realty Portfolios, may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities. The Realty Portfolios may invest in warrants as described in the Prospectus.

Initial Public Offerings (All Portfolios, except the Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Corporate Income, Short Duration Fixed Income and Global Fixed Income Portfolios). Each of these Portfolios may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a company’s first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Fixed-Income Securities

The Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Corporate Income, Short Duration Fixed Income, Global Fixed Income, Realty Income, Realty Equity, Global Realty, Real Assets, Enhanced Opportunities, Capital Allocator and Dynamic Portfolios may invest in fixed-income securities as described in the Prospectus. In addition, the Equity Concentrated and Strategic Equity Portfolios each may invest up to 20% of its assets in US Government securities and investment grade fixed-income securities of US corporations; the Small-Mid Cap and International Small Cap Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities; and the International Equity, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, Managed, Global Strategic and Global Listed Infrastructure Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities and short-term money market instruments. See also “Money Market Instruments; Temporary Defensive Positions” below.

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and

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avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P” and together with Moody’s, the “Rating Agencies”) may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See “Lower-Rated Securities” below for a discussion of those securities.

As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates (interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Portfolio, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a Portfolio, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the Portfolio. In general, the longer a Portfolio’s average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

US Government Securities. US Government securities are issued or guaranteed by the US Government or its agencies or instrumentalities. US Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by US Government agencies and instrumentalities are supported by the full faith and credit of the US Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the US Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the US Government currently provides financial support to such US Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the US Treasury or the full faith and credit of the United

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States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a Portfolio’s share price is guaranteed.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” The value of shares of a Portfolio that invests in US government obligations may be adversely affected by S&P’s downgrade or any future downgrades of the US government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Corporate debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

Ratings of Securities. Subsequent to its purchase by a Portfolio, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Portfolio. Once the rating of a portfolio security has been changed or a rated security has ceased to be rated, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such Portfolio’s prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Lower-Rated Securities (the Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Corporate Income, Short Duration Fixed Income, Global Fixed Income, Realty Income, Realty Equity, Global Realty, Real Assets, Enhanced Opportunities, Capital Allocator and Dynamic Portfolios only). Fixed-income securities rated below investment grade, such as those rated Ba by Moody’s or BB by S&P, and as low as those rated Caa/CCC by a Rating Agency at the time of purchase (commonly known as “high yield” or “junk bonds”), or, if unrated, deemed to be of comparable quality by the Investment Manager, though higher yielding, are characterized by higher risk. See Appendix A for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer’s ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Such securities’ higher yield compared to yields of securities rated investment grade is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and, to the extent a Portfolio invests in such securities, will be a substantial factor in the Portfolio’s relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolios will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer. The Corporate Income Portfolio typically invests a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”). The Global Fixed Income Portfolio is limited to investing 15% of its assets in securities that are rated below investment grade or the unrated equivalent as determined by the

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Investment Manager. Each of the Realty Portfolios is limited to investing 20% of its assets in non-investment grade fixed income obligations.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”) and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio’s net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

A Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolios do not have an arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio (“Distressed Securities”) is speculative and involves significant risks.

These Portfolios may make such investments when, among other circumstances, the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Portfolio would receive any interest payments on the Distressed Securities, the Portfolio would be subject to significant uncertainty as to whether the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain

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extraordinary expenses to protect and/or recover its investment. A Portfolio also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Portfolio participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities for a period of time. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day US Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Each Portfolio may purchase floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. Each Portfolio also may purchase inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Participation Interests (All Portfolios except the Realty Portfolios). Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest.

Each Portfolio may invest in corporate obligations denominated in US or foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.”

Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will

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be collateralized by US Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio’s rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Mortgage-Related Securities (the Corporate Income and Short Duration Fixed Income Portfolios and, to a limited extent, the Equity Concentrated, Strategic Equity, Small-Mid Cap, Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Global Fixed Income, Realty Income, Realty Equity, Global Realty, Real Assets, Capital Allocator and Dynamic Portfolios only). Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and including pass-through securities, adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Realty Portfolios are each limited to investing 5% of the Portfolio’s assets in mortgage-related securities issued or guaranteed by US issuers, including the US Government or one of its agencies or instrumentalities, or private issuers.

Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest

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rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Portfolio’s mortgage-related securities to decrease broadly, the Portfolio’s effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Each of these Portfolios may invest in residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the US Government. Ginnie Maes are created by an “issuer,” which is a Federal Housing Administration (“FHA”) approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers’ Home Administration or Veterans’ Administration (“VA”) insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated “coupon rate” which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA’s and the issuer’s fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the US Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA’s and the issuer’s fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the US Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the US Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the US Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their

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mortgage-backed securities. The FHFA and the US Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term US Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the US Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2015, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have paid $203 billion in senior preferred dividends to Treasury over the same period. FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the second quarter of 2016. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the second quarter of 2016. In its 2015 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010, which suggested that in a “severely adverse scenario” additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant US Government support, have sparked serious debate among federal policymakers regarding the continued role of the US Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected “continued significant uncertainty” regarding its future and the housing finance system including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Commercial Mortgage-Related Securities. Each of these Portfolios may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes of investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities. Each of these Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more

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sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”) and Multi-Class Pass-Through Securities. Each of these Portfolios may invest in CMOs, which are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. The Corporate Income Portfolio and the Short Duration Fixed Income Portfolio each may invest, to a limited extent, in residual interests in real estate mortgage investment conduits (“REMICs”). See “Taxation.”

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Each of these Portfolios also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. Each of these Portfolios may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

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CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing (“CMO Residuals”).

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See “Stripped Mortgage-Backed Securities” above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the “Securities Act”), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities (the Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Corporate Income, Short Duration Fixed Income, Global Fixed Income, Realty Income, Realty Equity, Global Realty, Real Assets and Dynamic Portfolios only). The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios other than the Realty Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. The Realty Portfolios are each limited to investing in asset-backed securities issued by private issuers, and up to 5% of the Portfolio’s total assets only.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a

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financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Municipal Securities (the Corporate Income, Short Duration Fixed Income, Global Fixed Income, Realty Income, Realty Equity, Global Realty, Real Assets and Dynamic Portfolios only). Each of these Portfolios may invest in US municipal securities, the interest on which is, in the opinion of the issuer’s counsel at the time of issuance, exempt from regular federal income tax (“Municipal Securities”). Municipal Securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of Portfolios which are attributable to interest income received by the Portfolios from Municipal Securities generally will be subject to federal income tax. Each Portfolio may invest in Municipal Securities, the ratings of which correspond with the ratings of other permissible investments for the Portfolio. The Corporate Income Portfolio currently intends to invest no more than 25% of its assets in Municipal Securities. However, this percentage may be varied from time to time without shareholder approval.

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Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Securities available for purchase and thus reduce available yield.

Floating and Variable Rate Demand Obligations (the Short Duration Fixed Income, Global Fixed Income, Realty Income, Realty Equity, Global Realty and Dynamic Portfolios only). The Portfolio may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations (the Short Duration Fixed Income, Global Fixed Income, Realty Income, Realty Equity, Global Realty and Dynamic Portfolios only). Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund’s Board of Directors (the “Board” or “Directors”).

Zero Coupon, Pay-In-Kind and Step Up Securities (the Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Corporate Income, Short Duration Fixed Income, Global Fixed Income, Realty Income, Realty Equity, Global Realty, Real Assets, Enhanced Opportunities and Dynamic Portfolios only). Each of the Portfolios may invest in zero coupon securities, which are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds; and step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Linked Securities (the Emerging Markets Income and Real Assets Portfolios only). Inflation-linked securities are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out accruals as part of a semi-annual coupon.

The periodic adjustment of US inflation-linked securities is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the US Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-

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linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-linked security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

Foreign Securities

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable US issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

Many countries throughout the world are dependent on a healthy US economy and are adversely affected when the US economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the US subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of US investors. Individual foreign economies can differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio’s net asset value on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the “EU”), create risks for investing in the EU. In June 2016, the United Kingdom (the “UK”) held a referendum resulting in a

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vote in favor of the exit of the UK from the EU (known as “Brexit”). The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

A process of negotiation will follow that will determine the future terms of the UK’s relationship with the EU. It is unclear how and in what timeframe Brexit withdrawal negotiations will proceed and what the potential consequences may be. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally.

Depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit would adversely affect Portfolio investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

Whether or not a Portfolio invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio’s investment.

Emerging Markets. Each Portfolio may invest in emerging markets as described in the Prospectus. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Portfolio, its Investment Manager and its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of “capital controls.”

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Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a Portfolio to repatriate their income and capital. These limitations may have a negative impact on the Portfolio’s performance and may adversely affect the liquidity of the Portfolio’s investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries’ currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. If a Portfolio does not hedge the US dollar value of securities it owns denominated in currencies that are devalued, the Portfolio’s NAV will be adversely affected. In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain Portfolios may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Other than for the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International (“MSCI®”) Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently includes the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

For the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, with respect to derivative instruments, the Investment Manager generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation and the imposition of capital controls and/or foreign investment limitations.

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Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia’s economy is heavily dependent on exportation of natural resources, which may be vulnerable to economic sanctions by other countries during times of political tension or crisis. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to US markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Portfolio’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia’s credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Portfolio’s investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Portfolio. Any or all of these potential results could lead Russia’s economy into a recession.

Market Disruption and Geopolitical Risk in the Middle East. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other countries in the Middle East may result in market volatility in those countries, may have long-term effects on worldwide financial markets and may cause further economic uncertainties worldwide. The wars and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on economies and markets located in the region and on world economies and markets generally. These events also could have an acute effect on individual issuers or related groups of issuers. These risks also could adversely affect securities markets, interest rates, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to investments of a Portfolio.

Depositary Receipts. Each Portfolio, to the extent it may invest in foreign securities, may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

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Sovereign Debt Obligations. Each Portfolio, to the extent it may invest in foreign securities, may invest in sovereign debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Portfolio, to the extent it invests in such securities, may be more volatile than prices of US debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan

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agreements. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to “Brady Bonds” (securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio’s holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Eurodollar and Yankee Dollar Investments (the Global Fixed Income and Dynamic Portfolios only). Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in US dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are US dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are US dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are US dollar-denominated deposits in a foreign branch of a US bank or in a foreign bank; and Yankee certificates of deposit are US dollar-denominated certificates of deposit issued by a US branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by US issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Real Estate Investment Trusts and Other Realty Companies and Real Estate Investments

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Portfolio.

A Portfolio’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks

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of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

The Realty Portfolios focus their investments in Realty Companies, and all Portfolios may invest in (to the extent consistent with their investment objectives, strategies and policies), securities of Realty Companies (as defined in the Prospectus) and Real Estate Investments. Risks of Realty Companies and Real Estate Investments include: declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of Realty Companies and Real Estate Investments investments also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

In addition, there are risks associated with particular types of Realty Companies and Real Estate Investments investments:

Retail Properties. Retail properties are affected by the overall health of the applicable sector of the economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

Lodging and Hotel Properties. The risks of lodging and hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs, which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Lodging and hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Homebuilding. Homebuilding businesses are affected by several significant factors, including: rising costs and decreased availability of suitable land; costs of construction labor and materials; overbuilding and price competition; consumer demand and confidence; labor availability, including strikes; availability of construction financing and residential mortgages; and related interest rates and availability of credit.

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Gaming. The risks of gaming businesses include, among other things, state and local laws governing gaming licenses, risks similar to those of lodging and hotel properties, general and local economic conditions and consumer confidence.

Restaurants. The risks of restaurant businesses are that they are more sensitive to adverse economic conditions and competition than many other businesses, changing consumer tastes, and commodity and labor costs and, in some instances, risks similar to those of the lodging and hotel properties.

Insurance Issues. Certain companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles, but uninsured losses would affect profits, cash flows and performance.

Financing and Credit. Real estate-related companies may be adversely affected by a lack of available financing or tightening of credit.

Financial Leverage. Real estate-related companies may be highly leveraged, and financial covenants may affect the ability of such companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate-related company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such company.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such failure to qualify as a REIT which is not cured in accordance with applicable savings provisions in the Code, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio’s investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above enumerated risks may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. If a REIT’s borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Natural Resources

Natural resources business are affected by several significant factors, including: demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition and increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation. Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Utility Companies

Utility companies are subject to a variety of risk factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types

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of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

Investments in the Infrastructure Sector

Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Some infrastructure companies’ assets are not movable, which creates the risk that an event may occur in the region of the company’s asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies’ securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies’ revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company’s operations or an accident.

Investment Companies, Exchange-Traded Funds and Exchange-Traded Notes

Investment Companies. Each Portfolio, except the Small-Mid Cap and International Equity Portfolios, may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets in the aggregate (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that these provisions shall not apply to securities purchased or otherwise acquired by a Portfolio if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (b) the Portfolio has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%. Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1½% provided that the sales load and any service fee charged does not exceed limits set forth in applicable rules of FINRA. In addition, if a Portfolio invests in investment companies, including any exchange-traded funds (“ETFs”) which are investment companies, pursuant to Section 12(d)(1)(F), it must comply with the

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following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

The Small-Mid Cap and International Equity Portfolios may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio’s total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio’s total assets.

In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, each Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Fund or the Investment Manager.

For purposes of considering a Portfolio’s status as a “diversified company” under Section 5(b)(1) of the 1940 Act, investments in other investment companies are excluded from the diversification test, in accordance with the language in Section 5(b)(1). As a result, the Capital Allocator Portfolio (which invests primarily in Underlying Funds (as defined in the Prospectus)) may hold fewer securities than other diversified mutual funds not focusing on investments in other investment companies, although the Portfolio will gain additional diversification through the Underlying Funds’ portfolios of investments. However, the Capital Allocator Portfolio does not intend to limit its investments to Underlying Funds that are “diversified companies” or to otherwise monitor the diversification of the Underlying Funds’ investments. It is currently intended that the Capital Allocator Portfolio will invest in approximately 10 to 30 Underlying Funds.

With respect to a Portfolio’s (except the Small-Mid Cap Portfolio and the International Equity Portfolio) investments in ETFs, the Fund may enter into an agreement with certain ETFs pursuant to Securities and Exchange Commission (“SEC”) exemptive orders obtained by the ETFs, and on which the Portfolio may rely, that permit the Portfolio to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Investment Manager to vote the Portfolio’s Underlying Fund shares in proportion to votes cast by other ETF stockholders and may subject the Portfolio to other requirements in connection with investments in these ETFs.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, which are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETF shares are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs’ shares are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Most ETFs are investment companies, and, as a result, investments in such ETFs may not be purchased by the Small-Mid Cap or International Equity Portfolios except in connection with a merger, consolidation, acquisition or reorganization.

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Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are listed on exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Master Limited Partnerships (the Global Listed Infrastructure, Realty Income, Real Assets and Capital Allocator Portfolios only)

Each of these Portfolios may invest in equity securities of master limited partnerships (“MLPs”). An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value

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of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Each Portfolio’s investments in MLPs is anticipated to consist primarily of “qualified publicly traded partnerships” that do not generate non-qualifying income for the purposes of satisfying the Portfolio’s “gross income test,” as further discussed in the Taxation section of this SAI.

Illiquid Securities

Each Portfolio may invest up to 15% (10% in the case of the Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio’s investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds (except the Small-Mid Cap and International Equity Portfolios), US Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations (“Money Market Instruments”). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position, and the Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Global Fixed Income and Dynamic Portfolios may invest in Money Market Instruments as part of their investment strategies.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

Bank Obligations. Bank obligations in which the Portfolios may invest consist of certificates of deposit, banker’s acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks,

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or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker’s acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Foreign Banking Obligations (the Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Global Fixed Income, Real Assets and Dynamic Portfolios only). Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of US branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio’s policy with respect to illiquid investments unless, in the judgment of the Funds, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act (except as provided below), which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. Such borrowings are generally limited to borrowing from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. While such borrowings exceed 5% of a Portfolio’s total assets, the Portfolio will not make any additional investments. If borrowings exceed 33⅓% of the value of a Portfolio’s total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays)

In addition, each Portfolio other than the Small-Mid Cap and International Equity may borrow for investment purposes to the extent permitted under the 1940 Act. Money borrowed will be subject to interest costs. See “Borrowing Money for Leverage” below.

Borrowing Money for Leverage (All Portfolios, except the Small-Mid Cap and International Equity Portfolios). Buying securities using borrowed money exaggerates the effect on net asset value of any increase or decrease in the

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market value of the Portfolio’s investment. Money borrowed for leveraging is limited to 33⅓% of the value of the Portfolio’s total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. Each Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, each Portfolio’s borrowings generally will be unsecured.

Lending Portfolio Securities

Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio’s investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio’s total assets. The Portfolio will receive collateral consisting of cash, US Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

Derivatives (All Portfolios, except the Small-Mid Cap Portfolio)

Each Portfolio may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swap agreements, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance.

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If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Portfolios, except the Real Assets Portfolio, have claimed exclusions from the definition of the term “commodity pool operator” (“CPO”) pursuant to Regulation 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, are not subject to registration or regulation as a CPO under the CEA. The Portfolios, except the Real Assets Portfolio, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, “commodity interests”) if such Portfolios continue to claim the exclusion from the definition of CPO. In order to be eligible to continue to claim this exclusion, if a Portfolio uses commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the “CFTC”)), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Portfolio’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a Portfolio’s direct use of commodity interests complies with the trading limitations described above, the Portfolio may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Portfolio’s investment in other investment vehicles, including investment companies that are not managed by the Investment Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, “underlying funds”). Because the Investment Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Portfolios, to continue to rely on the exclusion from the definition of CPO. The Investment Manager has filed the required notice to claim this no-action relief for relevant Portfolios. In order to rely on the temporary no-action relief, the Investment Manager must meet certain conditions and the Portfolios must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

Neither the Real Assets Portfolio nor the Subsidiary (as defined below) claims an exclusion from the definition of CPO and, as a result, are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. In accordance with CFTC guidance, the Investment Manager has registered as a CPO, with respect to the Real Assets Portfolio and the Subsidiary, with the National Futures Association (the “NFA”) and will operate those entities in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. On August 13, 2013, the CFTC adopted final rules (the “Harmonization Rules”) with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, such as the Real Assets Portfolio. Under the Harmonization Rules, the Investment Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the Real Assets Portfolio by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the Real Assets Portfolio prospectus.

If a Portfolio, except the Real Assets Portfolio, were to seek to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Portfolio would withdraw its exclusion from the definition of CPO and the Investment Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that Portfolio, in addition to all applicable SEC regulations.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In

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contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Successful use of derivatives by a Portfolio also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Portfolio’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Portfolio must either set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) or maintain offsetting positions while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however (such as a “non-deliverable” forward currency contract), a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligation (i.e., the Portfolio’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Portfolio may employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio’s ability to otherwise invest those assets.

Future rules and regulations of the SEC may impact the Portfolio’s operations as described in the Prospectus or this SAI.

Futures Contracts—In General (All Portfolios, except the Small-Mid Cap and International Equity Portfolios). Each Portfolio may enter into futures contracts in US domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

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Specific Futures Contracts. Each Portfolio other than the Small-Mid Cap, International Equity, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Corporate Income, Short Duration Fixed Income and Global Fixed Income Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Each Portfolio other than the Small-Mid Cap and International Equity Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Portfolio, except the Small-Mid Cap and International Equity Portfolios, may buy and sell foreign currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

The Real Assets and Capital Allocator Portfolios may buy and sell commodity futures. A commodity futures contract is an agreement between two parties in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General (All Portfolios, except the Small-Mid Cap and International Equity Portfolios). Each of these Portfolios may buy and sell (write) covered call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Portfolio other than the Small-Mid Cap and International Equity Portfolios may buy and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities)

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or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Portfolio’s portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio’s written call options on individual stocks will be “covered” because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also will “cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions.

A Portfolio may write call options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), “close-to-the-money” (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

Each Portfolio other than the Small-Mid Cap and International Equity Portfolios may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Each Portfolio other than the Small-Mid Cap and International Equity Portfolios may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in US dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager’s ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager’s predictions are incorrect, the Portfolio may incur losses.

Swap Agreements (All Portfolios, except the Small-Mid Cap and International Equity Portfolios). To the extent consistent with the Portfolio’s investment objective and management policies as set forth herein, each Portfolio may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an

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interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Portfolio could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Portfolio or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Portfolio may be entitled to the net amount of gains the Portfolio is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Portfolio.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net” basis. Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Structured Securities (the Emerging Markets Multi-Asset, Emerging Markets Income, Short Duration Fixed Income, Global Fixed Income and Dynamic Portfolios only). Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where a Portfolio’s investment return and the issuer’s payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates, cash flows or market (the “embedded index”). When a Portfolio purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or this SAI.

Foreign Currency Transactions (All Portfolios, except the Small-Mid Cap Portfolio)

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of US or foreign

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governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Foreign currency transactions may be entered into for a variety of purposes, including: to fix in US dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the US dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains. Foreign currency transactions may involve, for example, the Portfolio’s purchase of foreign currencies for US dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio’s success in these transactions will depend principally on the Investment Manager’s ability to predict accurately the future exchange rates between foreign currencies and the US dollar.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Portfolio may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a Portfolio to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Portfolio to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling (All Portfolios, except the Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios)

Each of these Portfolios may engage in short sales of securities, although the Fund, other than with respect to the Long/Short, Enhanced Opportunities and Capital Allocator Portfolios, has no current intention of engaging in short sales and will not do so without prior approval of the Fund’s Board. A short sale involves the sale of a security that a Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the Portfolio must borrow the security. The Portfolio is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the Portfolio also may have to pay a fee to the lender, which would increase the cost to the Portfolio of the security it sold short. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any

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interest, premium and transaction charges or other costs a Portfolio may be required to pay in connection with the short sale. A Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price.

A Portfolio also may make short sales “against the box,” in which the Portfolio enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a Portfolio makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (b) otherwise cover its short position through offsetting positions. Short-selling is considered “leverage” and may involve substantial risk. For Portfolios other than the Long/Short and Enhanced Opportunities Portfolios, securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio’s net assets; the Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of issuer.

Forward Commitments

A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal to the full notional value of its forward commitment contracts or, with respect to forward commitments that include a contractual cash settlement requirement, will segregate such assets at least equal at all times to the amount of the Portfolio’s purchase commitment. A Portfolio may engage in forward commitments to increase the Portfolio’s financial exposure to the types of securities in which it invests, which would increase the Portfolio’s exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio’s net assets and its net asset value per share.

Subsidiary (Real Assets Portfolio only)

The Portfolio has established and may invest in Lazard Real Assets and Pricing Opportunities Portfolio, Ltd., a company organized under the laws of the Cayman Islands, whose registered office is located at Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands, which is wholly-owned and controlled by Real Assets Portfolio (the “Subsidiary”), to gain indirect exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary invests principally in commodity futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. The Subsidiary must comply with the 1940 Act asset coverage requirements with respect to its investments in commodity-related securities that apply to the Portfolio’s transactions in these instruments. By investing in such a subsidiary, the

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Portfolio is exposed to the risks associated with the Subsidiary’s commodity-related securities and other instruments. The Portfolio may invest up to 25% of its assets in the Subsidiary. The Subsidiary is managed by the Investment Manager and has the same investment objective as the Portfolio.

The custodian of the Subsidiary’s assets is State Street Bank and Trust Company. The custodian has no part in determining the investment policies of the Subsidiary or which securities are to be purchased or sold by the Subsidiary. Pursuant to a custody agreement with the Subsidiary, the custodian holds the Subsidiary’s investments and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of the Subsidiary’s assets held in custody and receives certain securities transaction charges.

Smaller Company Securities

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

Cybersecurity Risk

The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a Portfolio’s ability to calculate its NAV; impediments to trading for a Portfolio’s portfolio managers; the inability of Portfolio shareholders to transact business with the Portfolio; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests, counterparties with which the Portfolio engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

Investment Restrictions

Portfolios Other Than the Realty Portfolios

Each Portfolio other than the Realty Portfolios (except as noted) has adopted investment restrictions numbered 1 through 10 below as fundamental policies, which cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act). However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered 11 through 16 below are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund’s Board at any time.

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None of these Portfolios may:

1.	(Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus and (B) each of the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act. For purposes of this investment restriction, a Portfolio’s entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

2.	(the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) issue senior securities, purchase securities on margin, borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act;

3.	make loans, except loans of portfolio securities not having a value in excess of 33⅓% of a Portfolio’s total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

4.	for the Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios, invest in illiquid securities as defined in “Certain Portfolio Securities—Illiquid Securities” if immediately after such investment more than 10% of the value of the Portfolio’s net assets, taken at market value, would be invested in such securities;

5.	for the Small-Mid Cap and the International Equity Portfolios, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) the Small-Mid Cap and International Equity Portfolios may purchase securities in an amount up to 5% of the value of the Portfolio’s total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio’s total assets;

6.	purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio’s investments in that industry would exceed 25% of the current value of such Portfolio’s total assets (except that the Global Listed Infrastructure Portfolio will invest over 25% of its assets in industries represented by infrastructure companies), provided that there is no limitation with respect to investments in obligations of the US Government, its agencies or instrumentalities;

7.	(A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and the Equity Concentrated, Strategic Equity, Long/Short, Enhanced Opportunities, Global Equity Select, Managed, Global Strategic, Global Listed Infrastructure, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Emerging Markets Advantage, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Real Assets, Dynamic and Capital Allocator Portfolios also may purchase and sell securities that are secured by real estate; (B) (Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) purchase or sell commodities or commodity contracts (except that the Equity Concentrated, Strategic Equity, Global Equity Select, Global

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Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and the Equity Concentrated, Strategic Equity, Global Equity Select, International Equity, International Equity Select, International Strategic, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios may purchase or sell foreign currency forward exchange contracts); and (C) for all Portfolios except the Equity Concentrated, Strategic Equity, Long/Short, Enhanced Opportunities, Global Equity Select, Managed, Global Strategic, Global Listed Infrastructure, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, Emerging Markets Core, Emerging Markets Advantage, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Real Assets, Dynamic and Capital Allocator Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

8.	(Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for the Equity Concentrated, Strategic Equity, Global Equity Select, Global Listed Infrastructure, International Equity Select, International Strategic, Emerging Markets Core, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios, make short sales of securities;

9.	underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio’s investment program may be deemed to be an underwriting;

10.	for the Small-Mid Cap and International Equity Portfolios, make investments for the purpose of exercising control or management;

* * *

11.	(Portfolios other than the Long/Short, Enhanced Opportunities, International Equity Advantage, International Equity Concentrated, Managed, Global Strategic, Emerging Markets Advantage, Emerging Markets Income and Real Assets Portfolios) pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure permitted borrowings or to the extent related to investments in options, forward contracts, futures contracts and options thereon, swaps and other permissible investments, as applicable to each Portfolio (including, but not limited to, the deposit of assets in escrow and collateral or initial or variation margin arrangements);

12.	For the Equity Concentrated, Strategic Equity, Long/Short, Enhanced Opportunities, Global Equity Select, Managed, Global Strategic, Global Listed Infrastructure, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, Emerging Markets Core, Emerging Markets Advantage, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios, invest in illiquid securities as defined in “Certain Portfolio Securities—Illiquid Securities” if immediately after such investment more than 15% of the value of the Portfolio’s net assets would be invested in such securities;

13.	for all Portfolios other than the Small-Mid Cap and International Equity Portfolios, purchase securities of other investment companies, except to the extent permitted under the 1940 Act;
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14.	for the Equity Concentrated, Strategic Equity, Long/Short, Enhanced Opportunities, Global Equity Select, Managed, Global Strategic, Global Listed Infrastructure, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, Emerging Markets Core, Emerging Markets Advantage, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Dynamic and Capital Allocator Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

15.	for the International Equity Select Portfolio, make short sales of securities; or

16.	for the International Small Cap and Emerging Markets Portfolios, make investments for the purpose of exercising control or management.

* * *

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 1, however, if borrowings exceed 33⅓% of the value of a Portfolio’s total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays). For purposes of Investment Restriction No. 6, Municipal Securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies and authorities are not subject to industry concentration restrictions. For purposes of Investment Restriction No. 7, references to “commodities” and “commodity contracts” are to physical commodities or commodity contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

The Realty Portfolios

The Realty Portfolios have adopted investment restrictions numbered 1 through 6 below as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions numbered 7 and 8 below are not fundamental policies and may be changed, as to a Portfolio, by the Board, but the change will only be effective after notice is given to shareholders of the applicable Portfolio.

None of the Realty Portfolios may:

1.	issue senior securities, borrow money or pledge its assets, except that (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options, forward contracts, futures contracts and options thereon, swaps, short sales or other permissible investments;

2.	underwrite the securities of other issuers (except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.	purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.	purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;
40

5.	make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements);

6.	invest in the securities of any one industry if as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities; and (b) the Portfolio shall invest more than 25% of its total assets in securities of Realty Companies to the extent disclosed in the Portfolio’s Prospectus and this SAI;

* * *

7.	with respect to Investment Restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets; or

8.	invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

Management

Board’s Oversight Role; Board Composition and Structure

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board’s Audit Committee (which consists of all of the Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Directors”)) meets during its scheduled meetings with, and between meetings has access to, the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer and Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. The Board does not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) services that the Investment Manager and its affiliates

41

provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Manager and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

Directors and Officers

Set forth in the chart below are the names and certain biographical and other information for each Director. Following the chart is additional information about the Directors’ experience, qualifications, attributes or skills.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:

Franci J. Blassberg (63)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present); previously, Partner (through 2012)

University of California, Berkeley School of Law, Lecturer (Spring 2017)

Cornell Law School, Visiting Professor of Practice (2015 – 2016); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Kenneth S. Davidson (72)	Director (August 1995)

Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 – 2012)

Nancy A. Eckl (54)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present) Columbia Law School, Professor of Law (2008 – 2013)

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Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Richard Reiss, Jr. (73)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (69)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(3):

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director also serves as a Director of Lazard Retirement Series, Inc., an open-end registered management investment company, Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively with the Fund, the “Lazard Fund Complex,” currently comprised of 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	Mr. Bhutani is an “interested person” (as defined in the 1940 Act) of the Fund because of his position with the Investment Manager.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Fund and independent legal counsel to the Independent

43

Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•	Ashish Bhutani is the Chief Executive Officer of the Investment Manager, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining the Investment Manager in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•	Franci J. Blassberg is Of Counsel to the law firm of Debevoise & Plimpton LLP, focusing her legal practice on mergers and acquisitions, private equity and corporate governance. She also is a Lecturer at the University of California, Berkeley School of Law. Prior to 2013, Ms. Blassberg was a Partner and previously was Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

•	Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•	Nancy A. Eckl has over 28 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance, operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

•	Trevor W. Morrison is currently the Dean and Eric M. and Laurie B. Roth Professor of Law at New York University School of Law. He was previously the Liviu Librescu Professor of Law at Columbia Law School, where he was also faculty co-director of the Center for Constitutional Governance and faculty co-chair of the Hertog Program on Law and National Security. He spent 2009 in the White House, where he served as associate counsel to President Barack Obama. Mr. Morrison has served as a member of the US State Department Advisory Committee on International Law since 2010 and as a Trustee of the New York University School of Law Foundation since 2013. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

•	Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Lehman Brothers. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•	Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993.
44

He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Fund’s officers.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Nathan A. Paul (44)	Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Chief Business Officer (since April 2017) and Managing Director of the Investment Manager General Counsel of the Investment Manager (2002 – March 2017)

Christopher Snively (32)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (58)	Treasurer (May 2003)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)

Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel of the Investment Manager (since April 2017)

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Tamar Goldstein (42)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (35)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015) Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (42)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
45

Board Committees, Share Ownership and Compensation

The Fund has standing audit and nominating committees, each comprised of its Independent Directors.

The function of the audit committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements and (2) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund’s independent registered public accounting firm.

While the nominating committee is solely responsible for the selection and nomination of the Fund’s Directors, the nominating committee may consider nominations for the office of Director made by the Fund’s current Directors, officers, shareholders or other source the nominating committee deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-3600. Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 of the Fund’s shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

The audit committee met five times and the nominating committee did not meet during the fiscal year ended December 31, 2016.

The table below indicates the dollar range of each Director’s ownership of Portfolio shares and aggregate holdings of all of the funds in the Lazard Fund Complex, in each case as of December 31, 2016.

Portfolio	Ashish Bhutani	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Richard Reiss, Jr.	Robert M. Solmson

Equity Concentrated Portfolio	Over $100,000	None	None	$10,001 - $50,000	None	None	None

Strategic Equity Portfolio	None	None	None	$10,001 - $50,000	None	None	None

Small-Mid Cap Portfolio	None	None	None	None	None	None	None

International Equity Portfolio	Over $100,000	None	None	$10,000 - $50,000	None	None	None

International Equity Advantage Portfolio	None	None	None	None	None	None	None

International Equity Concentrated Portfolio	None	None	None	None	None	None	None

International Equity Select Portfolio	None	None	None	None	None	None	None

International Strategic Portfolio	Over $100,000	None	None	None	None	None	None

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Portfolio	Ashish Bhutani	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Richard Reiss, Jr.	Robert M. Solmson
International Small Cap Portfolio	None	None	None	None	None	None	None

Global Equity Select Portfolio	None	None	None	None	None	None	None

Managed Portfolio	None	None	None	None	None	None	None

Global Strategic Portfolio	None	None	None	None	None	None	None

Emerging Markets Core Portfolio	Over $100,000	None	None	None	None	None	None

Emerging Markets Portfolio	None	None	None	$10,001 - $50,000	None	None	None

Emerging Markets Advantage Portfolio	None	None	None	None	None	None	None

Developing Markets Portfolio	None	None	None	None	None	None	None

Emerging Markets Blend Portfolio	None	None	None	None	None	None	None

Emerging Markets Multi-Asset Portfolio	None	None	None	None	None	None	None

Emerging Markets Debt Portfolio	None	None	None	None	None	None	None

Emerging Markets Income Portfolio	None	None	None	None	None	None	None

Explorer Total Return Portfolio	None	None	None	None	None	None	None

Corporate Income Portfolio	None	None	None	None	None	None	None

Short Duration Fixed Income Portfolio	None	None	None	None	None	None	None

Global Fixed Income Portfolio	None	None	None	None	None	None	None

Global Listed Infrastructure Portfolio	Over $100,000	None	None	None	None	None	None

Realty Income Portfolio	Over $100,000	None	None	None	None	None	None

Realty Equity Portfolio	None	None	None	None	None	None	None

Global Realty Portfolio	None	None	None	None	None	None	None

Real Assets Portfolio	None	None	None	None	None	None	None

Long/Short Portfolio	Over $100,000	None	None	None	None	None	None

Enhanced Opportunities Portfolio	None	None	None	None	None	None	None

47

Portfolio	Ashish Bhutani	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Richard Reiss, Jr.	Robert M. Solmson
Capital Allocator Portfolio	None	None	None	None	None	None	None

Dynamic Portfolio	None	None	None	None	None	None	None

Aggregate Holdings of all of the funds in the Lazard Fund Complex	Over $100,000	None	None	$50,001 - $100,000	None	None	None

As of the date of this SAI, the Fund’s officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

As of December 31, 2016, none of the Directors or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Effective January 1, 2017, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $210,000, (2) an additional annual fee of $30,000 to the lead Independent Director, Richard Reiss, Jr. and (3) an additional annual fee of $20,000 to the Audit Committee Chair, Nancy A. Eckl. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Fund Complex based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to each Director for the year ended December 31, 2016 by the Fund and by the funds in the Lazard Fund Complex (comprised of 40 active investment portfolios as of December 31, 2016), was as follows:

Director	Aggregate Compensation from the Fund	Total Compensation from the Lazard Fund Complex

Ashish Bhutani*	None	None
Franci J. Blassberg	$171,667	$190,000
Kenneth S. Davidson	$171,667	$190,000
Nancy A. Eckl**	$180,873	$200,000
Trevor W. Morrison	$171,667	$190,000
Richard Reiss, Jr.***	$190,080	$210,000
Robert M. Solmson	$171,667	$190,000

*	Interested Director.
**	Audit Committee Chair.
***	Lead Independent Director.

The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager.

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio.

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Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of the Portfolios and Similar Accounts; Other Conflicts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager’s management of a Portfolio and Similar Accounts, including the following:

1.	Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2.	Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that offering, or to increase the Investment Manager’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3.	Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager’s time dedicated to each account, the Investment Manager periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

4.	Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

5.	The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.
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6.	A Portfolio’s portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio’s and such Similar Accounts’ investments in the issuer. If the Investment Manager sells securities short, including on behalf of the Long/Short or Enhanced Opportunities Portfolios, it may be seen as harmful to the performance of any Portfolios investing “long” in the same or similar securities whose market values fall as a result of short-selling activities.

7.	Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

8.	Under the Investment Manager’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

The Investment Manager and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios’ service providers, which may cause conflicts that could disadvantage the Portfolios.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of portfolios and assets managed by management teams of which each Portfolio’s portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

Dmitri Batsev	3 (133.4 million)	1 (10.6 million)	none
Ardra Belitz#	2 (34.7 million)	2 (240.9 million)	1 (95.6 million)
Michael A. Bennett#	14 (15.4 billion)	15 (2.8 billion)	212 (20.3 billion)
Frank Bianco#	12 (211.1 million)	29 (689.8 million)	16 (264.6 million)
Christopher H. Blake#	7 (10.2 billion)	6 (550.2 million)	117 (6.1 billion)

50

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##
Thomas Boyle	3 (207.0 million)	5 (289.8 million)	8 (200.6 million)
Daniel Breslin	3 (406.5 million)	none	18 (484.9 million)
Rohit Chopra#	7 (13.4 billion)	14 (6.3 billion)	68 (13.6 billion)
David R. Cleary	2 (150.9 million)	3 (92.2 million)	188 (365.5 million)
Jared Daniels	3 (83.0 million)	10 (613.5 million)	20 (1.87 billion)
Michael DeBernardis	3 (406.5 million)	4 (1.2 billion)	21 (804.4 million)
James M. Donald#	9 (16.4 billion)	16 (7.0 billion)	150 (16.5 billion)
Thomas Dzwil	1 (312.2 million)	2 (32.9 million)	1 (114.7 million)
Martin Flood#	19 (12.4 billion)	15 (1.7 billion)	285 (12.0 billion)
Louis Florentin-Lee	4 (261.5 million)	5 (251.0 million)	43 (2.2 billion)
Michael G. Fry#	11 (8.3 billion)	12 (2.2 billion)	168 (14.0 billion)
Guatam Garg	4 (124.6 million)	none	6 (141.3 million)
Peter Gillespie#	5 (850.4 million)	5 (238.2 million)	10 (2.6 billion)
George Grimbilas	1 (103.2 million)	2 (423.6 million)	144 (2.6 billion)
Alex Ingham	3 (157.6 million)	6 (2.0 billion)	7 (390.3 million)
Taras Ivanenko#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)
Jai Jacob	6 (2.1 billion)	2 (44.2 million)	5 (2.0 billion)
Robin O. Jones#	4 (7.1 billion)	7 (656.3 million)	49 (6.7 billion)
Arif T. Joshi#	6 (941.5 million)	49 (6.3 billion)	29 (8.3 billion)
Yvette Klevan	3 (83.0 million)	10 (613.5 million)	20 (1.9 billion)
Andrew D. Lacey#	9 (10.2 billion)	10 (1.4 billion)	147 (6.3 billion)
Matthew Landy	3 (3.9 billion)	9 (2.9 billion)	17 (2.3 billion)
Jay P. Leupp	4 (124.6 million)	none	6 (141.3 million)
Mark Little#	4 (7.1 billion)	7 (656.3 million)	49 (6.7 billion)
Jerry Liu	3 (133.4 million)	1 (10.6 million)	none
Ciprian Marin#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)
Stephen Marra	6 (2.1 billion)	2 (44.2 million)	5 (2.0 billion)
Kevin J. Matthews#	11 (8.3 billion)	12 (2.2 billion)	168 (14.0 billion)
Thomas M. McManus	none	2 (500 thousand)	12 (221 thousand)
Paul Moghtader#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)
John Mulquiney	3 (3.9 billion)	9 (2.9 billion)	17 (2.3 billion)
Kevin O’Hare#	5 (850 million)	5 (238.2 million)	11 (2.6 billion)
Michael Powers#	11 (8.3 billion)	12 (2.2 billion)	168 (14.0 billion)
Ganesh Ramachandran#	2 (34.7 million)	2 (240.9 million)	1 (95.6 million)
Eulogio (Joe) Ramos	2 (415.4 million)	5 (496.0 million)	148 (2.9 billion)
John R. Reinsberg#	13 (12.4 billion)	17 (2.2 billion)	84 (13.1 billion)
Sean Reynolds#	12 (211.1 million)	29 (689.8 million)	16 (264.6 million)
Warryn Robertson#	3 (3.7 billion)	12 (3.1 billion)	26 (6.1 billion)
Paul Rogers	3 (207.0 million)	5 (289.8 million)	8 (200.6 million)
Edward Rosenfeld#	1 (82.2 million)	8 (1.7 billion)	6 (767.5 million)
Stephen Russell	3 (207.0 million)	5 (289.8 million)	8 (200.6 million)
Patrick Ryan	5 (338.6 million)	11 (1.2 billion)	47 (2.3 billion)

51

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##
Craig Scholl#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)
John R. Senesac Jr.	1 (103.2 million)	3 (448.2 million)	147 (2.8 billion)
Monika Shrestha#	7 (13.4 billion)	14 (6.3 billion)	68 (13.6 billion)
Denise S. Simon#	6 (941.5 million)	49 (6.3 billion)	29 (8.3 billion)
Ronald Temple#	10 (10.3 billion)	14 (1.6 billion)	153 (6.4 billion)
Kim Tilley	none	none	none
Susanne Willumsen#	11 (2.4 billion)	15 (967.7 million)	31 (2.7 billion)
Barnaby Wilson#	5 (281.5 million)	9 (615.6 million)	47 (2.7 billion)

*	As of December 31, 2016 unless otherwise noted.

#	None of the portfolio managers, except as follows, manage any accounts with respect to which the advisory fee is based on the performance of the account:

(1)	Ms. Belitz and Mr. Ramachandran manage one other pooled investment vehicle with assets under management of approximately $238.4 million.
(2)	Messrs. Bennett, Fry, Matthews and Powers manage one registered investment company and one other account with assets under management of approximately $3.0 billion and $91.9 million, respectively.
(3)	Messrs. Bianco and Reynolds manage eight other pooled investment vehicles and eight other accounts with assets under management of $26.6 million and $153.1 million, respectively.
(4)	Messrs. Blake and Flood manage one registered investment company and two other accounts with assets under management of approximately $8.5 billion and $826.0 million, respectively.
(5)	Mr. Chopra and Ms. Shrestha manage four other accounts with assets under management of approximately $3.0 billion.
(6)	Mr. Donald manages one registered investment company and four other accounts with assets under management of approximately $3.0 billion and $3.0 billion, respectively.
(7)	Mr. Gillespie and Mr. O’Hare manage two other accounts with assets under management of approximately $2.1 billion.
(8)	Messrs. Ivanenko, Marin, Moghtader and Scholl and Ms. Willumsen manage one other pooled investment vehicle and three other accounts with assets under management of approximately $413.3 million and $960.4 million, respectively.
(9)	Messrs. Jones, Little and Wilson manage one other account with assets under management of approximately $266.4 million.
(10)	Mr. Joshi and Ms. Simon manage three other pooled investment vehicles and nine other accounts with assets under management of approximately $149.5 million and $4.6 billion, respectively.
(11)	Messrs. Lacey and Temple manage one registered investment company and one other account with assets under management of approximately $8.5 billion and $509.1 million, respectively.
(12)	Mr. Reinsberg manages two other accounts with assets under management of approximately $358.4 million.
(13)	Mr. Robertson manages two other accounts with assets under management of approximately $1.4 billion.
(14)	Mr. Rosenfeld manages one other pooled investment vehicle with assets under management of approximately $86.6 million.

##	Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers. The Investment Manager’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio’s strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

52

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio’s portfolio management team in respect of its management of the Portfolio is determined by reference to the corresponding indices listed below. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Portfolio	Index
Equity Concentrated Portfolio	S&P 500® Index
Strategic Equity Portfolio	S&P 500 Index
Small-Mid Cap Portfolio	Russell 2500® Index
International Equity Portfolio	MSCI Europe, Australasia and Far East (EAFE®) Index
International Equity Advantage Portfolio	MSCI EAFE Index
International Equity Concentrated Portfolio	MSCI All Country World Index ex-US
International Equity Select Portfolio	MSCI All Country World Index ex-US
International Strategic Portfolio	MSCI EAFE Index
International Small Cap Portfolio	MSCI EAFE Small Cap Index
Global Equity Select Portfolio	MSCI All Country World Index
Managed Portfolio	MSCI World Index
Global Strategic Portfolio	MSCI All Country World Index
Emerging Markets Core Portfolio	MSCI Emerging Markets Index
Emerging Markets Portfolio	MSCI Emerging Markets Index
Emerging Markets Advantage Portfolio	MSCI Emerging Markets Index
Developing Markets Portfolio	MSCI Emerging Markets Index
Emerging Markets Blend Portfolio	MSCI Emerging Markets Index

Emerging Markets Multi-Asset Portfolio	MSCI Emerging Markets Index

Emerging Markets Debt Portfolio	50% JPMorgan EMBI Global Diversified Index/ 50% JPMorgan GBI-EM Global Diversified Index
Emerging Markets Income Portfolio	JP Morgan Emerging Local Markets Plus Index
Explorer Total Return Portfolio	50% JPMorgan EMBI Global Diversified Index/ 50% JPMorgan GBI-EM Global Diversified Index
Corporate Income Portfolio	Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index
Short Duration Fixed Income Portfolio	Bank of America Merrill Lynch 1-3 Year Treasury Index

Global Fixed Income Portfolio	Bloomberg Barclays Global Aggregate Index

53

Global Listed Infrastructure Portfolio	FTSE Developed Core Infrastructure 50/50 Net Total Return Index
Realty Income Portfolio	50% Wells Fargo Hybrid and Preferred Securities REIT Index/ 50% FTSE NAREIT All Equity REITs Index
Realty Equity Portfolio	FTSE NAREIT All Equity REITs Index
Global Realty Portfolio	FTSE EPRA/NAREIT Global Index
Real Assets Portfolio	70% MSCI World (Hedged US) Index/ 30% Barclays World Inflation Linked Bonds (Hedged USD) Index

Long/Short Portfolio	S&P 500 Index
Enhanced Opportunities Portfolio	HFRX Global Hedge Fund Index

Capital Allocator Portfolio	MSCI World Index
Dynamic Portfolio	50% MSCI World Index/ 50% Bloomberg Barclays Global Aggregate Index

Ownership of Securities. As of December 31, 2016, the portfolio managers owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Market Value of Shares*

Equity Concentrated Portfolio
Christopher H. Blake	Over $1,000,000
Martin Flood	$100,001 - $500,000

Strategic Equity Portfolio
Christopher H. Blake	$100,001 - $500,000
Martin Flood	$50,001 - $100,000
Andrew D. Lacey	$1 - $10,000
Ronald Temple	$50,001 - $100,000

Small-Mid Cap Portfolio
Daniel Breslin	$100,001 - $500,000
Michael DeBernardis	$100,001 - $500,000
Martin Flood	$10,001 - $50,000

International Equity Portfolio
Michael G. Fry	None
Michael A. Bennett	$100,001 - $500,000
Kevin J. Matthews	$1 - $10,000
Michael Powers	$50,001 - $100,000
John R. Reinsberg	$100,001 - $500,000

International Equity Advantage Portfolio
Paul Moghtader	None
Taras Ivanenko	$10,001 - $50,000
Ciprian Marin	None
Craig Scholl	$100,001 - $500,000
Susanne Willumsen	None

International Equity Concentrated Portfolio
Kevin J. Matthews	$500,001 - $1,000,000
Michael A. Bennett	None
Michael G. Fry	None
Michael Powers	$10,001 - $50,000
John R. Reinsberg	$10,001 - $50,000

54

Portfolio/Portfolio Manager	Market Value of Shares*

International Equity Select Portfolio
Michael A. Bennett	$100,001 - $500,000
James M. Donald	None
Michael G. Fry	None
Kevin J. Matthews	$1 - $10,000
Michael Powers	$10,001 - $50,000
John R. Reinsberg	$10,001 - $50,000

International Strategic Portfolio
Michael A. Bennett	$100,001 - $500,000
Robin O. Jones	None
Mark Little	$10,001 - $50,000
John R. Reinsberg	Over $1,000,000

International Small Cap Portfolio
Alex Ingham	None
John R. Reinsberg	$100,001 - $500,000
Edward Rosenfeld	$1 - $10,000

Global Equity Select Portfolio
Martin Flood	$10,001 - $50,000
Louis Florentin-Lee	None
Andrew D. Lacey	Over $1,000,000
Patrick Ryan	None
Ronald Temple	Over $1,000,000
Barnaby Wilson	None

Managed Portfolio
Paul Moghtader	$50,001 - $100,000
Taras Ivanenko	$50,001 - $100,000
Ciprian Marin	None
Craig Scholl	None
Susanne Willumsen	None

Global Strategic Portfolio
Robin O. Jones	$500,001 - $1,000,000
Mark Little	$500,001 - $1,000,000
John R. Reinsberg	$10,001 - $50,000
Barnaby Wilson	$50,001 - $100,000

Emerging Markets Core Portfolio
Thomas Boyle	$10,001 - $50,000
Paul Rogers	$100,001 - $500,000
Stephen Russell	$1 - $10,000

Emerging Markets Portfolio
James M. Donald	$500,001 - $1,000,000
Rohit Chopra	$100,001 - $500,000
John R. Reinsberg	$100,001 - $500,000
Monika Shrestha	$100,001 - $500,000

Emerging Markets Advantage Portfolio
Paul Moghtader	None
Taras Ivanenko	$10,001 - $50,000
Ciprian Marin	None
Craig Scholl	None
Susanne Willumsen	None

55

Portfolio/Portfolio Manager	Market Value of Shares*

Developing Markets Portfolio
James M. Donald	None
Peter Gillespie	Over $1,000,000
Kevin O’Hare	$100,001 - $500,000
John R. Reinsberg	$100,001 - $500,000

Emerging Markets Blend Portfolio
James M. Donald	Over $1,000,000
Jai Jacob	$100,001 - $500,000
Stephen Marra	$10,001 - $50,000

Emerging Markets Multi-Asset Portfolio
James M. Donald	None
Jai Jacob	$50,001 - $100,000
Stephen Marra	$1 - $10,000

Emerging Markets Debt Portfolio
Arif T. Joshi	$1 - $10,000
Denise S. Simon	$100,001 - $500,000

Emerging Markets Income Portfolio
Ardra Belitz	None
Ganesh Ramachandran	None

Explorer Total Return Portfolio
Arif T. Joshi	$1 - $10,000
Denise S. Simon	$100,001 - $500,000

Corporate Income Portfolio
David R. Cleary	$100,001 - $500,000
Thomas M. Dzwil	$10,001 - $50,000
Eulogio Ramos	$500,001 - $1,000,000

Short Duration Fixed Income
Eulogio Ramos	$10,001 - $50,000
John R. Senesac, Jr.	$100,001 - $500,000
George Grimbilas	$100,001 - $500,000
David R. Cleary	None

Global Fixed Income Portfolio
Jared Daniels	$100,001 - $500,000
Yvette Klevan	$100,001 - $500,000
David R. Cleary	None

Global Listed Infrastructure Portfolio
Matthew Landy	$100,001 - $500,000
John Mulquiney	$10,001 - $50,000
Warryn Robertson	$100,001 - $500,000

56

Portfolio/Portfolio Manager	Market Value of Shares*

Realty Income Portfolio
Jay P. Leupp	Over $1,000,000
Guatam Garg	$10,001 - $50,000

Realty Equity Portfolio
Jay P. Leupp	$100,001 - $500,000
Guatam Garg	None

Global Realty Portfolio
Jay P. Leupp	$500,001 - $1,000,000
Guatam Garg	None

Real Assets Portfolio
Jai Jacob	None
Stephen Marra	None

Long/Short Portfolio
Dmitri Batsev	$500,001 - $1,000,000
Jerry Liu	Over $1,000,000
Martin Flood	$50,001 - $100,000

Enhanced Opportunities Portfolio
Sean Reynolds	None
Frank Bianco	None

Capital Allocator Portfolio
Jai Jacob	None
Stephen Marra	None
Thomas McManus	$10,001 - $50,000
Kim Tilley	$10,001 - $50,000

Dynamic Portfolio
Jai Jacob	$100,001 - $500,000
Stephen Marra	$10,001 - $50,000

*	A portion of Portfolio shares shown as owned by a portfolio manager may consist of shares allocated to the Portfolio under deferred compensations arrangement described above.

As of March 31, 2017, the portfolio managers owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Market Value of Shares*

Equity Concentrated Portfolio
Christopher H. Blake	Over $1,000,000
Martin Flood	$100,001 - $500,000

Strategic Equity Portfolio
Christopher H. Blake	$100,001 - $500,000
Martin Flood	$50,001 - $100,000
Andrew D. Lacey	$1 - $10,000
Ronald Temple	$100,001 - $500,000

57

Portfolio/Portfolio Manager	Market Value of Shares*

Small-Mid Cap Portfolio
Daniel Breslin	$100,001 - $500,000
Michael DeBernardis	$100,001 - $500,000
Martin Flood	$10,001 - $50,000

International Equity Portfolio
Michael G. Fry	$100,001 - $500,000
Michael A. Bennett	$100,001 - $500,000
Kevin J. Matthews	$1 - $10,000
Michael Powers	$50,001 - $100,000
John R. Reinsberg	$100,001 - $500,000

International Equity Advantage Portfolio
Paul Moghtader	None
Taras Ivanenko	$10,001 - $50,000
Ciprian Marin	None
Craig Scholl	$100,001 - $500,000
Susanne Willumsen	None

International Equity Concentrated Portfolio
Kevin J. Matthews	$500,001 - $1,000,000
Michael A. Bennett	None
Michael G. Fry	None
Michael Powers	$10,001 - $50,000
John R. Reinsberg	$50,001 - $100,000

International Equity Select Portfolio
Michael A. Bennett	$100,001 - $500,000
James M. Donald	None
Michael G. Fry	None
Kevin J. Matthews	$1 - $10,000
Michael Powers	$100,001 - $500,000
John R. Reinsberg	None

International Strategic Portfolio
Michael A. Bennett	$100,001 - $500,000
Robin O. Jones	None
Mark Little	$10,001 - $50,000
John R. Reinsberg	Over $1,000,000

International Small Cap Portfolio
Alex Ingham	None
John R. Reinsberg	$100,001 - $500,000
Edward Rosenfeld	$1 - $10,000

Global Equity Select Portfolio
Martin Flood	$10,001 - $50,000
Louis Florentin-Lee	None
Andrew D. Lacey	Over $1,000,000
Patrick Ryan	None
Ronald Temple	$500,001 - $1,000,000
Barnaby Wilson	None

58

Portfolio/Portfolio Manager	Market Value of Shares*

Managed Portfolio
Paul Moghtader	$50,001 - $100,000
Taras Ivanenko	$50,001 - $100,000
Ciprian Marin	None
Craig Scholl	None
Susanne Willumsen	None

Global Strategic Portfolio
Robin O. Jones	$100,001 - $500,000
Mark Little	$500,001 - $1,000,000
John R. Reinsberg	$50,001 - $100,000
Barnaby Wilson	$100,001 - $500,000

Emerging Markets Core Portfolio
Thomas Boyle	$50,001 - $100,000
Paul Rogers	$100,001 - $500,000
Stephen Russell	$1 - $10,000

Emerging Markets Portfolio
James M. Donald	$500,001 - $1,000,000
Rohit Chopra	$100,001 - $500,000
John R. Reinsberg	$100,001 - $500,000
Monika Shrestha	$10,001 - $50,000

Emerging Markets Advantage Portfolio
Paul Moghtader	None
Taras Ivanenko	$10,001 - $50,000
Ciprian Marin	None
Craig Scholl	None
Susanne Willumsen	None

Developing Markets Portfolio
James M. Donald	None
Peter Gillespie	Over $1,000,000
Kevin O’Hare	$100,001 - $500,000
John R. Reinsberg	$100,001 - $500,000

Emerging Markets Blend Portfolio
James M. Donald	Over $1,000,000
Jai Jacob	$100,001 - $500,000
Stephen Marra	$10,001 - $50,000

Emerging Markets Multi-Asset Portfolio
James M. Donald	None
Jai Jacob	$100,001 - $500,000
Stephen Marra	$10,001 - $50,000

Emerging Markets Debt Portfolio
Arif T. Joshi	$1 - $10,000
Denise S. Simon	$100,001 - $500,000

Emerging Markets Income Portfolio
Ardra Belitz	None
Ganesh Ramachandran	None

Explorer Total Return Portfolio
Arif T. Joshi	$1 - $10,000
Denise S. Simon	$100,001 - $500,000

59

Portfolio/Portfolio Manager	Market Value of Shares*

Corporate Income Portfolio
David R. Cleary	$100,001 - $500,000
Thomas M. Dzwil	$10,001 - $50,000
Eulogio Ramos	$500,001 - $1,000,000

Short Duration Fixed Income
Eulogio Ramos	$10,001 - $50,000
John R. Senesac, Jr.	$50,001 - $100,000
George Grimbilas	$100,001 - $500,000
David R. Cleary	None

Global Fixed Income Portfolio
Jared Daniels	$50,001 - $100,000
Yvette Klevan	$100,001 - $500,000
David R. Cleary	None

Global Listed Infrastructure Portfolio
Matthew Landy	$100,001 - $500,000
John Mulquiney	None
Warryn Robertson	$100,001 - $500,000

Realty Income Portfolio
Jay P. Leupp	$1,000,000
Guatam Garg	$10,001 - $50,000

Realty Equity Portfolio
Jay P. Leupp	$100,001 - $500,000
Guatam Garg	$10,001 - $50,000

Global Realty Portfolio
Jay P. Leupp	$500,001 - $1,000,000
Guatam Garg	$50,001 - $100,000

Real Assets Portfolio
Jai Jacob	$10,001 - $50,000
Stephen Marra	$1 - $10,000

Long/Short Portfolio
Dmitri Batsev	$500,001 - $1,000,000
Jerry Liu	Over $1,000,000
Martin Flood	$50,001 - $100,000

Enhanced Opportunities Portfolio
Sean Reynolds	None
Frank Bianco	None

Capital Allocator Portfolio
Jai Jacob	$10,001 - $50,000
Stephen Marra	$1 - $10,000
Thomas McManus	$10,001 - $50,000
Kim Tilley	$1 - $10,000

60

Portfolio/Portfolio Manager	Market Value of Shares*

Dynamic Portfolio
Jai Jacob	$100,001 - $500,000
Stephen Marra	$50,001 - $100,000

*	A portion of Portfolio shares shown as owned by a portfolio manager may consist of shares allocated to the Portfolio under deferred compensations arrangement described above.

Investment Manager and Investment Management Agreement

Portfolio managers may own shares of non-US mutual funds or other pooled investment vehicles or have separate accounts advised by the Investment Manager that pursue substantially similar strategies to those of the Portfolios.

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the “Management Agreement”) with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Investment Manager, a wholly-owned subsidiary of Lazard Ltd (collectively with the Investment Manager and its other affiliates, “Lazard”), is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios’ investments and assists in the overall management of the Fund’s affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager’s members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio’s office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth in the Prospectus.

As described in the Prospectus, the Investment Manager has agreed to waive its management fees and, if necessary, reimburse each Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed a percentage of the value of the Portfolio’s average daily net assets (shown in the Prospectus), exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N1-A) and extraordinary expenses.

For the fiscal years ended December 31, 2014, 2015 and 2016, the management fees payable by each Portfolio, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

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Portfolio	Fee Payable For Fiscal Year Ended December 31, 2014	Fee Payable For Fiscal Year Ended December 31, 2015	Fee Payable For Fiscal Year Ended December 31, 2016

Equity Concentrated Portfolio	$1,929,719	$4,058,477	$7,826,115
Strategic Equity Portfolio	908,862	960,903	$760,939
Small-Mid Cap Portfolio	2,337,362	1,542,843	$1,513,604
International Equity Portfolio	2,247,320	4,555,068	$11,998,666
International Equity Advantage Portfolio	—	7,256	$12,359
International Equity Concentrated Portfolio	15,315	118,833	$136,875
International Equity Select Portfolio	170,785	162,604	$191,609
International Strategic Portfolio	33,672,636	47,550,158	$54,954,509
International Small Cap Portfolio	531,695	700,134	$764,409
Global Equity Select Portfolio	76,803	145,377	$212,820
Managed Portfolio	—	7,881	$15,181
Global Strategic Portfolio	15,393	79,373	$160,786
Emerging Markets Core Portfolio	293,507	630,616	$1,171,857
Emerging Markets Portfolio	148,988,545	126,245,785	$103,749,734
Emerging Markets Advantage Portfolio	—	13,719	$24,775
Developing Markets Portfolio	5,272,824	4,060,686	$2,725,785
Emerging Markets Blend Portfolio	6,637,063	4,769,825	$2,802,328
Emerging Markets Multi-Asset Portfolio	2,460,060	1,796,459	$1,806,973
Emerging Markets Debt Portfolio	2,572,189	2,919,300	$2,030,226
Emerging Markets Income Portfolio	23,225	75,715	$83,897
Explorer Total Return Portfolio	1,362,045	2,560,296	$2,470,627
Corporate Income Portfolio	1,049,293	1,244,802	$1,470,817
Short Duration Fixed Income Portfolio	232,170	278,964	$253,236
Global Fixed Income Portfolio	30,108	30,573	$26,587
Global Listed Infrastructure Portfolio	10,905,295	19,163,544	$26,881,058
Realty Income Portfolio	1,041,790	941,643	$405,391
Realty Equity Portfolio	676,430	842,568	$704,624
Global Realty Portfolio	72,574	47,951	$43,370
Real Assets Portfolio	—	—	—
Long/Short Portfolio	119,484	1,691,292	$3,301,471
Enhanced Opportunities Portfolio	—	70,640	$280,894
Capital Allocator Portfolio	2,111,228	1,748,920	$1,527,076
Dynamic Portfolio	—	—	$122,232

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2014	Reduction in Fee For Fiscal Year Ended December 31, 2015	Reduction in Fee For Fiscal Year Ended December 31, 2016

Equity Concentrated Portfolio	$6,710	—	$4,921
Strategic Equity Portfolio	218,777	$239,097	$234,505
Small-Mid Cap Portfolio	—	—	—
International Equity Portfolio	—	112,872	$27,955
International Equity Advantage Portfolio	—	141,739	$224,867
International Equity Concentrated Portfolio	99,256	241,770	$182,998

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Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2014	Reduction in Fee For Fiscal Year Ended December 31, 2015	Reduction in Fee For Fiscal Year Ended December 31, 2016

International Equity Select Portfolio	200,497	237,366	$199,186
International Strategic Portfolio	—	—	$12,436
International Small Cap Portfolio	11,562	—	—
Global Equity Select Portfolio	302,655	194,274	$182,416
Managed Portfolio	—	152,852	$237,025
Global Strategic Portfolio	100,063	244,740	$169,069
Emerging Markets Core Portfolio	280,801	152,171	$17,669
Emerging Markets Portfolio	—	—	$7,403
Emerging Markets Advantage Portfolio	—	152,588	$239,336
Developing Markets Portfolio	—	—	$2,324
Emerging Markets Blend Portfolio	35,913	—	$19,287
Emerging Markets Multi-Asset Portfolio	11,782	49,381	$14,523
Emerging Markets Debt Portfolio	11,014	12,130	$15,939
Emerging Markets Income Portfolio	136,885	186,622	$168,688
Explorer Total Return Portfolio	100,048	8,378	$11,668
Corporate Income Portfolio	324,936	333,180	$385,436
Short Duration Fixed Income Portfolio	122,625	101,871	$113,345
Global Fixed Income Portfolio	193,739	209,664	$203,884
Global Listed Infrastructure Portfolio	—	—	—
Realty Income Portfolio	—	—	$85,494
Realty Equity Portfolio	66,720	9,501	$14,690
Global Realty Portfolio	206,771	208,265	$204,996
Real Assets Portfolio	—	—	$28,568
Long/Short Portfolio	179,285	49,540	—
Enhanced Opportunities Portfolio	9,266	576,230	$357,381
Capital Allocator Portfolio	296,024	292,442	$265,685
Dynamic Portfolio	—	—	$221,998

Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2014	Net Fee Paid For Fiscal Year Ended December 31, 2015	Net Fee Paid For Fiscal Year Ended December 31, 2016

Equity Concentrated Portfolio	$1,923,009	$4,058,477	$7,821,194
Strategic Equity Portfolio	690,085	721,806	$526,434
Small-Mid Cap Portfolio	2,337,362	1,542,843	$1,513,604
International Equity Portfolio	2,247,320	4,442,196	$11,970,711
International Equity Advantage Portfolio	—	(134,483)	(212,508)
International Equity Concentrated Portfolio	(83,941)	(122,937)	(46,123)
International Equity Select Portfolio	(29,712)	(74,762)	(7,577)
International Strategic Portfolio	33,672,636	47,550,158	$54,942,073
International Small Cap Portfolio	520,133	700,134	$764,409
Global Equity Select Portfolio	(225,852)	(48,897)	$30,404
Managed Portfolio	—	(144,971)	(221,844)
Global Strategic Portfolio	(84,670)	(165,367)	(8,283)
Emerging Markets Core Portfolio	12,706	478,445	$1,154,188

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Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2014	Net Fee Paid For Fiscal Year Ended December 31, 2015	Net Fee Paid For Fiscal Year Ended December 31, 2016

Emerging Markets Portfolio	148,988,545	126,245,785	$103,742,331
Emerging Markets Advantage Portfolio	—	(138,869)	(214,591)
Developing Markets Portfolio	5,272,824	4,060,686	$2,723,461
Emerging Markets Blend Portfolio	6,601,150	4,769,825	$2,783,041
Emerging Markets Multi-Asset Portfolio	2,448,278	1,747,078	$2,014,287
Emerging Markets Debt Portfolio	2,561,175	2,907,170	(84,791)
Emerging Markets Income Portfolio	(113,660)	(110,907)	$2,458,959
Explorer Total Return Portfolio	1,261,995	2,551,920	$1,085,381
Corporate Income Portfolio	724,357	911,622	$1,085,381
Short Duration Fixed Income Portfolio	109,545	177,093	139,891
Global Fixed Income Portfolio	(163,631)	(179,091)	(177,297)
Global Listed Infrastructure Portfolio	10,905,295	19,163,544	$26,881,058
Realty Income Portfolio	1,041,790	941,643	$319,897
Realty Equity Portfolio	609,710	833,067	$689,934
Global Realty Portfolio	(134,197)	(160,314)	(161,626)
Real Assets Portfolio	—	—	(28,568)
Long/Short Portfolio	(59,801)	1,641,752	$3,301,471
Enhanced Opportunities Portfolio	(9,266)	(505,590)	(76,487)
Capital Allocator Portfolio	1,815,204	1,456,478	$1,261,391
Dynamic Portfolio	—	—	(99,766)

The Management Agreement provides that each Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See “Distribution and Servicing Arrangements.”

As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days’ notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

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Proxy Voting

The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund’s proxies in accordance with the Investment Manager’s proxy voting policy, which is attached as Appendix B (the “Proxy Voting Policy”).

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Investment Manager would vote the proxy in accordance with the principles set forth in the Proxy Voting Policy, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

The Fund has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), One Iron Street, Boston, Massachusetts 02210, to provide certain administrative services. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for Portfolios with net assets under $25 million.

State Street also acts as the Fund’s custodian. As the Fund’s custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio’s assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8154, Boston, Massachusetts 02266-8154, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, BFDS arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

Distributor

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio’s shares and conducts a continuous offering pursuant to a “best efforts” arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for any printing and distribution of copies thereof used in connection with the offering to prospective investors.

Determination of Net Asset Value

The net asset value (“NAV”) per share for each Class of each Portfolio is determined each day the New York Stock Exchange (the “NYSE”) is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The

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NYSE is ordinarily closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, generally are valued by an independent pricing service. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

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Portfolio Transactions

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios’ securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund’s Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

The portfolio turnover in the International Equity Advantage Portfolio was elevated in 2016 due to the Portfolio commencing operations in the previous year. The portfolio turnover in the International Equity Select Portfolio was elevated in 2014 due to large outflows relative to the Portfolio’s assets. The portfolio turnover for the International Equity Concentrated Portfolio was elevated in 2015 and 2016 due to the Portfolio commencing operations in 2014. The portfolio turnover in the Managed Portfolio was elevated in 2016 due to the Portfolio commencing operations in the previous year. The portfolio turnover in the Emerging Markets Debt Portfolio was elevated in 2014 due to active allocation and investment decisions in a volatile market. The portfolio turnover for the Explorer Total Portfolio was elevated in 2015 due to active allocation and investment decisions in a volatile market. The portfolio turnover in the Short Duration Fixed Income Portfolio was lower in 2014 and 2015 than in 2016 as a result of changes in portfolio duration due to the Federal Reserve’s monetary policy tightening agenda. The portfolio turnover in the Enhanced Opportunities Portfolios was lower in 2016 than in 2014 and 2015 as a result of volatile fund flows.

The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2016:

Portfolio	Broker/Dealer	Value on December 31, 2016 (in $000s)

Equity Concentrated Portfolio	State Street Bank and Trust Company	95,590

Strategic Equity Portfolio	State Street Bank and Trust Company	2,187
	The Charles Schwab Corp.	1,505
	Bank of America NA	3,190

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Portfolio	Broker/Dealer	Value on December 31, 2016 (in $000s)

Small-Mid Cap Portfolio	State Street Bank and Trust Company	5,098

International Equity Portfolio	State Street Bank and Trust Company	153,374
	National Bank of Canada	49,078

International Equity Advantage Portfolio	Erste Group Bank AG	7
	BNP Paribas SA	35
	Societe Generale SA	29
	State Street Bank and Trust Company	46,381
	Mitsubishi UFJ Financial Group, Inc.	45
	HSBC Holdings PLC	10
	Banco Santander SA	42
	Banco Bilbao Vizcaya Argentaria SA	12

International Equity Concentrated Portfolio	National Bank of Canada	668
	State Street Bank and Trust Company	579

International Equity Select Portfolio	State Street Bank and Trust Company	1,572

International Strategic Portfolio	State Street Bank and Trust Company	123,102
	National Bank of Canada	76,967

International Small Cap Portfolio	State Street Bank and Trust Company	2.314

Global Equity Select Portfolio	State Street Bank and Trust Company	1,626
	Bank of America Corporation	472
	The Charles Schwab Corp.	469

Managed Portfolio	Danske Bank	6
	State Street Bank and Trust Company	13
	Canadian Imperial Bank of Commerce	42

Global Strategic Portfolio	State Street Bank and Trust Company	660
	Bank of America Corporation	301
	Wells Fargo & Co.	298
	The Charles Schwab Corp.	349

Emerging Markets Core Portfolio	State Street Bank and Trust Company	473
	Industrial & Commercial Bank of China, Ltd., Class H	3,838
	Standard Bank Group, Ltd.	110,431

Emerging Markets Portfolio	State Street Bank and Trust Company	440,667
	Shinhan Financial Group Co. Ltd.	184,418
	Industrial & Commercial Bank of China, Ltd., Class H	39

Emerging Markets Advantage Portfolio	State Street Bank and Trust Company	1
	Standard Bank Group, Ltd.	21

Developing Markets Portfolio	State Street Bank and Trust Company	3,851
	Standard Bank Group, Ltd.	2,270

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Portfolio	Broker/Dealer	Value on December 31, 2016 (in $000s)

Emerging Markets Blend Portfolio	State Street Bank and Trust Company	11,475
	Standard Bank Group, Ltd.	2,094

Emerging Markets Multi-Asset Portfolio	State Street Bank and Trust Company	23,737
	Industrial & Commercial Bank of China, Ltd., Class H	350
	Standard Bank Ground, Ltd.	731

Emerging Markets Debt Portfolio	State Street Bank and Trust Company	20,543

Emerging Markets Income Portfolio	State Street Bank and Trust Company	888

Explorer Total Return Portfolio	State Street Bank and Trust Company	66,660

Corporate Income Portfolio	State Street Bank and Trust Company	6,992

Short Duration Fixed Income Portfolio	Citigroup, Inc.	2,629
	Goldman Sachs & Co.	3,851
	JPMorgan Chase & Co.	3,631
	Morgan Stanley	4,006
	State Street Bank and Trust Company	2,187
	Bank of America NA	4,237
	Wells Fargo Bank N.A.	2,373

Global Fixed Income Portfolio	Goldman Sachs & Co.	94
	State Street Bank and Trust Company	206
	The Toronto-Dominion Bank	90
	Citigroup Inc.	69
	JP Morgan Chase & Co.	48
	Wells Fargo & Co.	25

Global Listed Infrastructure Portfolio	State Street Bank and Trust Company	223,433

Realty Income Portfolio	None	None

Realty Equity Portfolio	State Street Bank and Trust Company	845

Global Realty Portfolio	State Street Bank and Trust Company	103

Real Assets Portfolio	Canadian Imperial Bank of Commerce	26
	Royal Bank of Canada	37
	The Toronto-Dominion Bank	36

Long/Short Portfolio	State Street Bank and Trust Company	76,605
	Bank of America NA	4,066
	The Charles Schwab Corp.	4,624

Enhanced Opportunities Portfolio	State Street Bank and Trust Company	3,314

Capital Allocator Portfolio	State Street Bank and Trust Company	44,966

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Portfolio	Broker/Dealer	Value on December 31, 2016 (in $000s)

Dynamic Portfolio	State Street Bank and Trust Company	1,107
	Banco Santander SA	270
	Canadian Imperial Bank of Commerce	232
	Danke Bank A/S	19
	BNP Paribas SA	175
	Mitsubishi UFJ Financial Group, Inc.	114
	Wells Fargo & Co.	145
	Wells Fargo Canada Corp.	39
	The Goldman Sachs Group, Inc.	215
	Morgan Stanley	167
	The Toronto-Dominion Bank	125
	The Charles Schwab Corp.	163
	Piper Jaffray Cos.	74
	JPMorgan Chase & Co.	439
	Citigroup Inc.	333
	Bank of America Corp.	267

Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio’s transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund’s custodian for valuation purposes.

Any research received in respect of a Portfolio’s brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2014, 2015 and 2016, each Portfolio indicated below paid brokerage commissions as follows:

Year Ended December 31, 2014

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Concentrated Portfolio	$320,653	–	–	–
Strategic Equity Portfolio	113,339	–	–	–
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Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard
Small-Mid Cap Portfolio	490,529	–	–	–
International Equity Portfolio	357,328	–	–	–
International Equity Concentrated Portfolio	10,518	–	–	–
International Equity Select Portfolio	32,187	–	–	–
International Strategic Portfolio	4,889,746	–	–	–
International Small Cap Portfolio	72,430	–	–	–
Global Equity Select Portfolio	11,960	–	–	–
Global Strategic Portfolio	3,918	–	–	–
Emerging Markets Core Equity Portfolio	76,628	–	–	–
Emerging Markets Portfolio	6,280,484	–	–	–
Developing Markets Portfolio	880,109	–	–	–
Emerging Markets Blend Portfolio	884,598	–	–	–
Emerging Markets Multi-Asset Portfolio	255,736	–	–	–
Emerging Markets Debt Portfolio	14,998	–	–	–
Emerging Markets Income Portfolio	–	–	–	–
Explorer Total Return Portfolio	–	–	–	–
Corporate Income Portfolio	–	–	–	–
Short Duration Fixed Income Portfolio	–	–	–	–
Global Fixed Income Portfolio	–	–	–	–
Global Listed Infrastructure Portfolio	1,793,506	–	–	–
Realty Income Portfolio	158,010	–	–	–
Realty Equity Portfolio	64,423	–	–	–
Global Realty Portfolio	13,410	–	–	–
Long/Short Portfolio	34,168	–	–	–
Enhanced Opportunities Portfolio	–	–	–	–
Capital Allocator Portfolio	–	–	–	–

Year Ended December 31, 2015

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Concentrated Portfolio	$638,313	–	–	–
Strategic Equity Portfolio	126,902	–	–	–
Small-Mid Cap Portfolio	264,477	–	–	–
International Equity Portfolio	575,807	–	–	–
International Equity Advantage Portfolio	2,172	–	–	–
International Equity Concentrated Portfolio	24,157	–	–	–
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Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard
International Equity Select Portfolio	22,712	–	–	–
International Strategic Portfolio	6,041,189	–	–	–
International Small Cap Portfolio	104,064	–	–	–
Global Equity Select Portfolio	15,130	–	–	–
Managed Portfolio	2,171	–	–	–
Global Strategic Portfolio	9,723	–	–	–
Emerging Markets Core Equity Portfolio	126,432	–	–	–
Emerging Markets Portfolio	6,892,569	–	–	–
Emerging Markets Advantage Portfolio	3,995	–	–	–
Developing Markets Portfolio	777,810	–	–	–
Emerging Markets Blend Portfolio	677,099	–	–	–
Emerging Markets Multi-Asset Portfolio	150,746	–	–	–
Emerging Markets Debt Portfolio	8,700	–	–	–
Emerging Markets Income Portfolio	–	–	–	–
Explorer Total Return Portfolio	–	–	–	–
Corporate Income Portfolio	–	–	–	–
Short Duration Fixed Income Portfolio	–	–	–	–
Global Fixed Income Portfolio	–	–	–	–
Global Listed Infrastructure Portfolio	2,124,689	–	–	–
Realty Income Portfolio	208,133	–	–	–
Realty Equity Portfolio	49,388	–	–	–
Global Realty Portfolio	4,315	–	–	–
Long/Short Portfolio	222,434	–	–	–
Enhanced Opportunities Portfolio	4,787	–	–	–
Capital Allocator Portfolio	400,054	–	–	–

Year Ended December 31, 2016

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Concentrated Portfolio	$941,812	–	–	–
Strategic Equity Portfolio	85,106	–	–	–
Small-Mid Cap Portfolio	240,216	–	–	–
International Equity Portfolio	1,747,342	–	–	–
International Equity Advantage Portfolio	2,418	–	–	–
International Equity Concentrated Portfolio	22,000	–	–	–
International Equity Select Portfolio	23,139	–	–	–

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Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard
International Strategic Portfolio	6,718,555	–	–	–
International Small Cap Portfolio	129,267	–	–	–
Global Equity Select Portfolio	16,836	–	–	–
Managed Portfolio	2,513	–	–	–
Global Strategic Portfolio	19,166	–	–	–
Emerging Markets Core Equity Portfolio	216,410	–	–	–
Emerging Markets Portfolio	4,545,800	–	–	–
Emerging Markets Advantage Portfolio	3,637	–	–	–
Developing Markets Portfolio	634,070	–	–	–
Emerging Markets Blend Portfolio	387,078	–	–	–
Emerging Markets Multi-Asset Portfolio	188,248	–	–	–
Emerging Markets Debt Portfolio	18	–	–	–
Emerging Markets Income Portfolio	–	–	–	–
Explorer Total Return Portfolio	28	–	–	–
Corporate Income Portfolio	–	–	–	–
Short Duration Fixed Income Portfolio	–	–	–	–
Global Fixed Income Portfolio	–	–	–	–
Global Listed Infrastructure Portfolio	2,237,362	–	–	–
Realty Income Portfolio	92,906	–	–	–
Realty Equity Portfolio	48,407	–	–	–
Global Realty Portfolio	3022	–	–	–
Real Assets Portfolio	–	–	–	–
Long/Short Portfolio	455,256	–	–	–
Enhanced Opportunities Portfolio	9,756	–	–	–
Capital Allocator Portfolio	402,264	–	–	–
Dynamic Portfolio	19,720

The aggregate amount of transactions during the fiscal year ended December 31, 2016 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions

Equity Concentrated Portfolio	$207,636,443	941,811
Strategic Equity Portfolio	175,571,188	85,105
Small-Mid Cap Portfolio	373,339,070	240,216
International Equity Portfolio	2,589,935,371	1,747,341
International Equity Advantage Portfolio	3,768,711	2,418
International Equity Concentrated Portfolio	28,688,100	21,999
International Equity Select Portfolio	29,296,095	23,139
International Strategic Portfolio	7,026,033,902	6,718,555
International Small Cap Portfolio	142,213,086	129,267
Global Equity Select Portfolio	29,210,986	16,835

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Portfolio	Transaction Amount	Commissions
Managed Portfolio	4,775,461	2,512
Global Strategic Portfolio	33,691,972	19,165
Emerging Markets Core Equity Portfolio	161,825,399	216,410
Emerging Markets Portfolio	2,934,573,973	4,545,799
Emerging Markets Advantage Portfolio	3,545,897	3,636
Developing Markets Portfolio	494,480,150	634,070
Emerging Markets Blend Portfolio	296,572,586	387,078
Emerging Markets Multi-Asset Portfolio	159,438,374	188,247
Emerging Markets Debt Portfolio	179,062	18
Emerging Markets Income Portfolio	–	–
Explorer Total Return Portfolio	270,919	28
Corporate Income Portfolio	–	–
Short Duration Fixed Income Portfolio	–	–
Global Fixed Income Portfolio	–	–
Global Listed Infrastructure Portfolio	2,576,935,107	2,237,361
Realty Income Portfolio	113,732,222	92,906
Realty Equity Portfolio	91,358,730	48,406
Global Realty Portfolio	5,226,726	3,022
Real Assets Portfolio	–	–
Long/Short Portfolio	1,051,572,422	455,256
Enhanced Opportunities Portfolio	17,314,635	9,756
Capital Allocator Portfolio	583,981,423	402,264
Dynamic Portfolio	60,032,931	19,720

The variance in commissions paid by the Equity Concentrated Portfolio in fiscal year 2014 as compared to fiscal year 2016 is primarily due to increasing assets. The variance in commissions paid by the International Equity Portfolio in fiscal years 2014 and 2015 as compared to fiscal year 2016 is primarily due to increasing assets. The variance in commissions paid by the Emerging Markets Core Equity in fiscal year 2014 as compared to fiscal year 2016 is primarily due to increasing assets. The variance in commissions paid by the Fundamental Long/Short Portfolio in fiscal year 2014 as compared to fiscal year 2016 is primarily due to the Portfolio commencing operations in 2014. The variance in commissions paid by the Fundamental Long/Short Portfolio in fiscal year 2015 as compared to fiscal year 2016 is primarily due to an increase in portfolio turnover.

Disclosure of Portfolio Holdings

Policy

It is the policy of the Fund to protect the confidentiality of the Portfolios’ holdings and prevent the selective disclosure of non-public portfolio holdings. The Fund will publicly disclose the Portfolios’ holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, no earlier than 10 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

Additional Disclosure of Portfolio Holdings

In accordance with the foregoing, the Fund provides portfolio holdings to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information

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in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. Such service providers currently include the Fund’s investment manager, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Bloomberg, BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated, FactSet Research Systems Inc. and Glass, Lewis & Co. Service providers receive portfolio holdings at a frequency appropriate to their services, which may be as frequently as daily, and such information may be current as of the business day provided. No compensation is paid in consideration of receiving such information. Disclosure of portfolio holdings may be authorized only by the Fund’s Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. Any violations of the Fund’s portfolio holdings disclosure policy are reported to the Board.

Portfolio Characteristics

Concurrent with or subsequent to the quarterly public disclosure of portfolio holdings, from time to time the Fund may make available certain unpublished portfolio characteristics (aggregated, statistical-type information that is not security-specific) including but without limitation allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, to parties who request it. Such information is provided when the Fund’s Chief Compliance Officer reasonably believes that the disclosure of such information would not present material risks of inappropriate arbitrage, market timing, insider trading or other prohibited trading with respect to a Portfolio. Such information, if provided, will be made available to any person upon request.

Investment Manager’s Multi-Asset Strategies

The Investment Manager currently manages certain investment strategies that allocate assets among various asset classes (“Multi-Asset”). Using these strategies, the Investment Manager’s Multi-Asset portfolio management team may allocate assets managed in separate accounts, mutual funds, private investment funds or other available vehicles among various strategies and vehicles managed by other portfolio management teams, including allocating assets to a Portfolio’s strategy or a similar strategy managed by a Portfolio’s portfolio management team. For example, the emerging market Multi-Asset strategy may allocate assets to certain emerging market-related strategies managed by the portfolios managers of the Fund’s emerging market-related Portfolios. The Investment Manager’s Multi-Asset portfolio management team will allocate assets to a Portfolio or a related strategy in its discretion, consistent with the investment objectives and guidelines associated with the relevant client’s account. In making these allocation decisions, the Multi-Asset portfolio management team will have access to detailed information related to the underlying strategies that may not be available to other investors or clients. This includes, but is not limited to, Portfolio holdings information, transaction detail and performance information and access to the Portfolios’ portfolio management teams. The Investment Manager has implemented procedures designed to ensure that the Multi-Asset portfolio management team does not trade in a way that disadvantages other Portfolio shareholders.

Certain Portfolios are managed by allocation between or among investment strategies managed by the Investment Manager. Quarterly performance of the investment strategies comprising these Portfolios’ investments is available to Portfolio shareholders on request by calling (800) 823-6300.

How to Buy and How to Sell Shares

General

Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

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Each Portfolio may, in its discretion, accept securities in payment for shares of the Portfolio. Securities may be accepted in payment for shares only if the securities are, in the judgment of the Investment Manager, appropriate investments for the Portfolio. In addition, securities accepted in payment for Portfolio shares must meet the Portfolio’s investment objective and policies and be acquired by the Portfolio for investment and not for resale. A Portfolio or the Investment Manager may impose additional conditions on accepting securities in payment for Portfolio shares. The contribution of securities to the Portfolio may be a taxable transaction to the shareholder.

Purchases through the Transfer Agent

Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Service Agents

The Fund has authorized one or more brokers and other financial intermediaries (“Service Agents”) to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent’s authorized designee, accepts the order. Customer orders will be priced at the respective Portfolio’s net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through the Distributor.

Exchange Privileges and Conversion Features

The Fund may, in its discretion, accept requests by a shareholder or Service Agent to exchange or convert holdings of one class of Portfolio shares for a different class of shares of the same Portfolio, or to exchange shares of one class of a Portfolio into shares of the same class of another Portfolio. Exchange or conversion requests from one class of Portfolio shares for a different class of the same Portfolio may include situations when a shareholder becomes a client of a Service Agent that is not authorized to accept on the Fund’s behalf purchase and redemption orders in the class of shares held by the shareholder. For federal income tax purposes, a same-Portfolio share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

Redemption Commitment

The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio’s investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions

The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio

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ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Portfolio’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Portfolio’s shareholders.

Distribution and Servicing Arrangements

Distribution and Servicing Plan for Open Shares

Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund’s Board pursuant to Rule 12b-1 (the “Rule”) adopted by the SEC under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio’s Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of 0.25% of the average daily net assets of the Portfolio’s Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a “service fee” as defined in Conduct Rules of FINRA. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. In certain cases, the Distributor may retain a portion of the fees paid by the Fund under the Distribution and Servicing Plan including, for example, where the Distributor is the named broker-dealer for an investment through an intermediary. Additionally, in most cases, Service Agents and other intermediaries provide invoices to the Distributor for distribution and servicing fees owed. To the extent such invoices reflect fees that are lower than what the Distributor has calculated, the Distributor retains any difference. However, each Portfolio ordinarily can be expected to pay less in aggregate fees pursuant to the Distribution and Servicing Plan than is charged in the aggregate by Service Agents and other intermediaries whose clients are invested in the Portfolio, with the difference paid by the Distributor, the Investment Manager or their affiliates. The Fund’s Board believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of its Open Shares.

A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders’ approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio’s Open Shares.

For the fiscal year ended December 31, 2016, the Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2016

Equity Concentrated Portfolio	$288,826
Strategic Equity Portfolio	3,493
Small-Mid Cap Portfolio	83,768

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Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2016
International Equity Portfolio	1,071,323
International Equity Advantage Portfolio	229
International Equity Concentrated Portfolio	335
International Equity Select Portfolio	5,467
International Strategic Portfolio	4,603,269
International Small Cap Portfolio	141,905
Global Equity Select Portfolio	931
Managed Portfolio	425
Global Strategic Portfolio	288
Emerging Markets Core Equity Portfolio	5,855
Emerging Markets Portfolio	3,077,509
Emerging Markets Advantage Portfolio	277
Developing Markets Portfolio	20,072
Emerging Markets Blend Portfolio	17,016
Emerging Markets Multi-Asset Portfolio	2,377
Emerging Markets Debt Portfolio	17,979
Emerging Markets Income Portfolio	328
Explorer Total Return Portfolio	3,376
Corporate Income Portfolio	14,557
Short Duration Fixed Income Portfolio	101
Global Fixed Income Portfolio	140
Global Listed Infrastructure Portfolio	1,244,810
Realty Income Portfolio	75,079
Realty Equity Portfolio	168,353
Global Realty Portfolio	4,327
Real Assets Portfolio	—
Long/Short Portfolio	97,476
Enhanced Opportunities Portfolio	279
Capital Allocator Portfolio	1,777
Dynamic Portfolio	229

Payments by the Investment Manager or Distributor for Institutional and Open Shares

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any Service Payments (as defined in the Prospectus), including fees paid by the Fund under Rule 12b-1. These additional payments may be paid to intermediaries that provide shareholder servicing and administration and/or marketing and related administrative support; opportunities to participate in conferences and educational workshops, meetings and events; and/or access to and information about sales meetings and conferences and sales representatives, financial advisors or management personnel of the intermediary. Cash compensation also may be paid to financial intermediaries in connection with consideration or inclusion of the Fund for or on a “recommended” or similar list, including a preferred or select sales list, or in other programs. In some cases, these payments may create an incentive for a financial intermediary or its representatives to recommend or sell Fund shares. Shareholders or potential shareholders should contact their financial intermediary representative for details about any payments the representative or the financial intermediary may receive in connection with the sale of Fund shares or the provision of services to the Fund.

From time to time, the Investment Manager or the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts or meals, event tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable broker-dealer regulations.

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Dividends and Distributions

The Fund intends to declare as a dividend on the outstanding shares of the Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Short Duration Fixed Income, Corporate Income and Global Fixed Income Portfolios substantially all of each Portfolio’s net investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of these Portfolios ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of a Portfolio prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.

For the Global Listed Infrastructure, Real Assets and Realty Income Portfolios, dividends from net investment income, if any, are paid quarterly.

Dividends from net investment income, if any, on all other Portfolios generally will be declared and paid at least annually, and may be declared and paid more frequently.

Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares and R6 Shares because of the higher expenses borne by Open Shares. Any differences between the expenses of Institutional Shares and R6 Shares will result in corresponding differences in the per share dividends paid to Institutional Shares and R6 Shares. Investment income for a Portfolio includes, among other things, dividends and interest income, accretion of market and original issue discount and amortization of premium, as applicable.

With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder’s distribution option automatically will be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Taxation

The following is only a general summary of some of the important federal income tax considerations generally affecting each Portfolio and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting a Portfolio or its shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investing in a particular Portfolio.

Taxation of the Portfolios

Each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a Portfolio will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a Portfolio must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (“QPTPs,” as defined below); (b) diversify its holdings (the “asset diversification test”) so that, at the end of each

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quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items (including receivables), US Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested in the securities (other than US Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of the Portfolio’s investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a Portfolio’s assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the US Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC’s foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

A Portfolio’s investment in MLPs generally may qualify as an investment in a QPTP or a “regular” partnership. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a Portfolio can invest in MLPs.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC’s non-qualifying gross income exceeds (y) one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset

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diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a Portfolio were to fail to qualify as a RIC in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a 20% preferential maximum tax rate in respect of “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Portfolio’s shares (as described below). In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a Portfolio’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Portfolio’s ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Portfolio is permitted to so elect and so elects) plus undistributed amounts from prior years. Each Portfolio generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Each Portfolio may in certain years use “equalization accounting” in determining the portion of its net investment income and net realized capital gains that has been distributed. A Portfolio that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gain to redemptions of Portfolio shares and will reduce the amount of such income and/or gain that it distributes in cash. The Internal Revenue Service (the “IRS”) has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Portfolio is using an improper method of allocation and has underdistributed its net investment income or net realized capital gains for any taxable year, such Portfolio may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A Portfolio’s investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Portfolio Distributions

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing Portfolio’s earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional Portfolio shares. Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Portfolio will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of “net capital gain,” that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the Portfolio as capital gain dividends (“capital gain dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. If a RIC has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC’s next taxable year, and that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC’s next taxable year. Any such capital losses of a RIC may be carried forward to succeeding

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taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a Portfolio during October, November or December to shareholders of record on a date in any such month and paid by the Portfolio during the following January generally will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

In certain cases, a Portfolio may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Portfolio may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the Portfolio will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the Portfolio on the gain and (iii) increase the tax basis for his or her shares in the Portfolio by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a Portfolio to US individual shareholders may be eligible for the same preferential tax rates applicable to long-term capital gain to the extent that the Portfolio’s income consists of dividends paid by US corporations and certain “qualified foreign corporations” on shares that have been held by the Portfolio for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a “qualified foreign corporation” does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company (“PFIC,” discussed below). In order to be eligible for the preferential rate, the shareholder in the Portfolio must have held his or her shares in the Portfolio for at least 61 days during the 121-day period commencing 60 days before the Portfolio shares become ex-dividend. Additional restrictions on a shareholder’s qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a Portfolio to US corporate shareholders may be eligible for the dividends received deduction to the extent that the Portfolio’s income consists of dividends paid by US corporations (other than REITs) on shares that have been held by the Portfolio for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio generally will not be taken into account for this purpose to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), or to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the Portfolio or by application of the Code. It is anticipated that dividends (other than capital gain dividends) paid by the Equity Concentrated, Strategic Equity, Small-Mid Cap, Global Listed Infrastructure and Capital Allocator Portfolios may be eligible for the dividends-received deduction, but that dividends paid by the other Portfolios will not be eligible for the dividends-received deduction.

If a Portfolio makes a distribution that is or is considered to be in excess of its current and accumulated “earnings and profits” for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

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An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of US individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person’s “modified adjusted gross income” (or, in the case of an estate or trust, its “adjusted gross income”) over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a Portfolio will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Portfolio will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other substantially identical shares of the Portfolio are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If a shareholder recognizes a loss with respect to shares of a Portfolio of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

The Portfolios (or their administrative agent) are required to report to the IRS and furnish to Portfolio shareholders the cost basis information and holding period for Portfolio shares purchased on or after January 1, 2012, and redeemed on or after that date. The Portfolios will permit Portfolio shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Portfolios will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Portfolio shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

PFICs

Certain Portfolios that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for US federal income tax purposes. A Portfolio that owns shares of a PFIC may be subject to US federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, a Portfolio owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC “to market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a Portfolio may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF”), in which case the Portfolio will be required to include in its income annually its share of the QEF’s income and net capital gains, regardless of whether the Portfolio receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the Portfolio and, accordingly, cannot offset other income and/or gains of the Portfolio. A Portfolio may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections

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therefore may require a Portfolio to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-US Taxes

Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes.

If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Portfolio’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Portfolio may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Portfolio. If that Portfolio so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that Portfolio, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through.

It is anticipated that each of the International Equity, International Equity Advantage, International Equity Concentrated, International Equity Select, International Strategic, International Small Cap, Global Equity Select, Managed, Global Strategic, Emerging Markets Core, Emerging Markets, Emerging Markets Advantage, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Asset, Emerging Markets Debt, Emerging Markets Income, Explorer Total Return, Global Fixed Income, Global Listed Infrastructure and Global Realty Portfolios will be operated so as to meet the requirements of the Code to “pass through” to shareholders credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables, or expenses or other liabilities, denominated in a foreign currency and the time that Portfolio actually collects such income or receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A Portfolio’s investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a Portfolio. In addition, because

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the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid Portfolio-level taxation.

Payments with Respect to Securities Loans

A Portfolio’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a Portfolio in place of dividends earned on the security during the period that such security was not directly held by a Portfolio may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a Portfolio will not qualify as a foreign tax paid by such Portfolio and therefore cannot be passed through to shareholders even if the Portfolio meets the requirements described in “Non-US Taxes,” above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A Portfolio’s investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Portfolio to accrue and distribute income not yet received. Similarly, a Portfolio’s investment in payment-in-kind securities will give rise to income which is required to be distributed even though the Portfolio receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a Portfolio may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

Certain Portfolios may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a Portfolio. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a Portfolio should recognize market discount on such a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio shall allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by a Portfolio if it invests in such securities as part of the Portfolio’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to US federal income or excise tax.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a Portfolio in entities which invest in or finance mortgage debt. Such investments include residual interests in real estate mortgage investment conduits (“REMICs”) and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each Portfolio, other than the Corporate Income Portfolio which may hold residual interests in REMICs, not to make such investments, there is no guarantee that a Portfolio will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a Portfolio receiving excess inclusion income (“EII”) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the Portfolio being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income (“UBTI”). In addition, EII generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not US persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

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Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a Portfolio and its shareholders, especially if a Portfolio has state or local governments or other tax-exempt organizations as shareholders.

Investments in Pass-Through Entities

Some amounts received by a Portfolio with respect to certain investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Portfolio will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Portfolio does not dispose of the MLP, the Portfolio likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Portfolio must take such income into account in determining whether the Portfolio has satisfied its distribution requirements. The Portfolio may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Portfolio to sell securities or borrow money at such time.

Portfolio Subsidiary (Real Assets Portfolio only)

The Real Assets Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio’s total assets the Subsidiary. A foreign corporation, such as the Subsidiary, will generally not be subject to US federal income taxation unless it is deemed to be engaged in a US trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a “safe harbor” contained in the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a US trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a US trade or business, in which case the Subsidiary would be subject to US income and branch profits tax (and possibly state tax) on its income, if any, that is effectively connected with such US trade or business. In general, a foreign corporation, such as the Subsidiary, that does not conduct a US trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain US-source income that is not effectively connected with a US trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a “controlled foreign corporation,” and the Portfolio will be treated as a “US shareholder” of the Subsidiary. As a result, the Portfolio will be required to include in gross income for US federal income tax purposes, all of the Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be subpart F income. Distributions by the Subsidiary of income previously included in the Portfolio’s gross income as subpart F income will be tax-free to the Portfolio. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

Tax-Exempt Shareholders

Under current law, each Portfolio serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a Portfolio recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each Portfolio generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the Portfolio with a correct taxpayer

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identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable Portfolio that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the Portfolio to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-US) Shareholders

Dividends paid by a Portfolio to foreign shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable tax form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a foreign shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular US income tax as if the foreign shareholder were a US shareholder. A foreign corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or, if applicable, a lower treaty rate). A foreign shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate. All foreign shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a Portfolio to claim a reduced rate or exemption from US federal withholding taxes, and the proper completion of those forms.

Notwithstanding the foregoing, properly reported dividends are generally exempt from US withholding tax where they (i) are paid in respect of a Portfolio’s “qualified net interest income” (generally, the Portfolio’s US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-US shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form). In the case of shares of a Portfolio held through an intermediary, the intermediary may withhold even if a Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-US shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, and subject to the exceptions described below, US withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a Portfolio.

For foreign shareholders of a Portfolio, a distribution by a Portfolio that is attributable to the gains from sales to exchanges of “United States real property interests” (USRPIs) (including any such gains received by a Portfolio indirectly as a distribution from a REIT) generally will be treated as “effectively connected” real property gain that is subject to tax in the hands of the foreign shareholder at the graduated rates applicable to US shareholders (subject to a special alternative minimum tax (AMT) in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a foreign shareholder that is a corporation and a 35% withholding tax (which can be credited against the foreign shareholder’s direct US tax liabilities) if the Portfolio is a “United States real property holding corporation” (as such term is defined in the Code, and referred to herein as a “USRPHC”) or would be but for the operation of certain exclusions. An exception to such treatment is provided if the foreign shareholder has not owned more than 5% of the class of stock of the Portfolio in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to US withholding tax at the rate of 30% (or lower treaty rate). In addition, foreign shareholders may be subject to certain tax filing requirements if the Portfolio is a USRPHC.

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Gains from the disposition of Portfolio shares by a foreign shareholder will be subject to withholding tax and treated as income effectively connected to a US trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the foreign shareholder’s holding period for the shares), the Portfolio was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the Portfolio. Notwithstanding the foregoing, (i) gains recognized upon a disposition of Portfolio shares will not be subject to US income or withholding taxes if the Portfolio is “domestically controlled” (as such term is defined in the Code), and (ii) in certain cases, a “qualified foreign pension fund” (or an entity that is wholly owned by a qualified foreign pension fund”) may be exempt from taxation in respect of gain from the disposition of Portfolio shares, notwithstanding the treatment of the Portfolio as a USRPHC.

Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a Portfolio that would be treated as gain effectively connected with a United States trade or business generally will be treated as having received such distributions. All shareholders of a Portfolio should consult their tax advisors regarding the application of the foregoing rule.

A distribution of a USRPI in redemption of a non-US shareholder’s shares of a Portfolio generally will cause that Portfolio to recognize gain if the Portfolio is considered “domestically controlled.” If a Portfolio is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the Portfolio’s adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of the redemption.

The Hiring Incentives to Restore Employment Act

Under the Foreign Account Tax Compliance Act provisions enacted as part of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the “HIRE Act”), a 30% withholding tax will be imposed on dividends paid by a Portfolio, and on long-term capital gain dividends and redemption proceeds paid after December 31, 2018, to (i) a “foreign financial institution,” which term includes certain non-US investment funds, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-US shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, “United States accounts”), and prescribed reporting requirements in respect of its United States accounts and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect US owners. To comply with these requirements, a Portfolio may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders may be required to waive the application of any non-US laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a Portfolio.

All non-US shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio.

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Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a Portfolio.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of Portfolio shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-US taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-US tax consequences of an investment in shares and the particular tax consequences to them of an investment in a Portfolio.

Additional Information About the Fund and Portfolios

As of March 31, 2017, no person owned of record or was known by the Fund to own beneficially 5% or more of a Class of the indicated Portfolio’s outstanding voting securities except the following:

Name and Address	Percentage of Total Institutional Shares Outstanding

Capital Allocator Opportunistic Strategies Portfolio

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	76.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	7.1%

Developing Markets Equity Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	31.0%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	19.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.2%

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First Clearing, LLC FBO Its Customers 2801 Market Street Saint Louis, MO 63103	13.3%

Charles Schwab & Co. Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105-1905	7.1%

Dynamic Portfolio

Mac & Co. 500 Grant Street Room 151-1010 Pittsburgh, PA 15219-2502	84.0%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015	10.1%

Emerging Markets Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10012	90.0%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	9.5%

Emerging Markets Core Equity Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	48.3%

Maril & Co FBO JI c/o BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	15.0%

HOCO FBO NON FID ERISA 922 Walnut Street Mailstop TBTS 2 Kansas City, MO 64106	8.2%

Bireleys Orange Japan Emerging P.O. Box 30447 Honolulu, HI 96820	5.1%

90

Emerging Markets Debt Portfolio

Windstream Master Trust 4001 North Rodney Parham Road Little Rock, AR 72212	19.5%

Wells Fargo Bank, N.A. FBO Customers P.O. Box 1533 Minneapolis, MN 55480	12.3%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	9.4%

Dingle & Co. P.O. Box 75000 M/C # 3446 Detroit, MI 48201	8.9%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	7.6%

JP Morgan TTEE Ernst & Young LLP Partnership Ret (HR-10) Plan 14201 Dallas Parkway, Floor 13 Dallas, TX 75254	7.3%

Emerging Markets Equity Blend Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	79.5%

First Clearing, LLC FBO Its Customers 2801 Market Street St. Louis, MO 63103-2523	5.1%

Emerging Markets Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	18.5%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	8.9%

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Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	7.7%

First Clearing, LLC FBO Its Customers 2801 Market Street St. Louis, MO 63103-2523	6.8%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	6.3%

Emerging Markets Income Portfolio

UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086	35.6%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	34.8%

Brown Brothers Harriman and Company 525 Washington Blvd. Jersey City, NJ 07310	26.5%

Emerging Markets Multi-Asset Portfolio

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	29.7%

National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	17.3%

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	29.4%

PIMS/Prudential Retirement System Support Curtis Building 181 Patricia M. Genova Drive Newington, CT 06111	15.3%

Enhanced Opportunities Portfolio

Lazard Global Credit II Fund 36 Toronto Street, Suite 750 Toronto, ON M5C 2C5 Canada	58.7%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015	36.8%

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Explorer Total Return Portfolio

Blue Cross of California 120 Monument Circle Indianapolis, IN 46204	63.2%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	20.9%

Fundamental Long/Short Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	24.5%

Equitable Trust Company 4400 Harding Pike, Suite 310 Nashville, TN 37205	23.9%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	22.5%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	16.8%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07389	5.7%

Global Equity Select Portfolio

Raymond James Omnibus FBO Mutual Funds 880 Carillion Parkway St. Petersburg, FL 33716	58.2%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	26.1%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	13.0%

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Global Fixed Income Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	74.9%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	22.0%

Global Listed Infrastructure Portfolio

National Financial Services Corp. FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	24.1%

Charles Schwab & Co., Inc. FBO Its Customers 2ll Main Street San Francisco, CA 94105	14.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	8.5%

Saxon & Co. P.O. Box 7780 Philadelphia, PA 19182	7.6%

Global Realty Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-0015	83.4%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	15.1%

Global Strategic Equity Portfolio

Brown Brothers Harriman and Company 140 Broadway New York, NY 10005	72.3%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	14.3%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	12.5%

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International Equity Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	87.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	12.9%

International Equity Concentrated Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	65.2%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	15.8%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002	14.9%

International Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 2ll Main Street San Francisco, CA 94105	22.9%

Wells Fargo Bank, N.A. FBO Its Customers P.O. Box 1533 Minneapolis, MN 55480	10.7%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	12.3%

PIMS Prudential Retirement FBO The MGM Resorts York Savings 840 Grier Avenue Las Vegas, NV 89119-3778	9.8%

Maril & Co FBO JI c/o BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	7.0%

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International Equity Select Portfolio

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	57.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	10.1%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246	12.4%

UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086	11.9%

International Small Cap Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	53.6%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	26.5%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	8.0%

International Strategic Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	21.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	14.0%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	15.9%

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Managed Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	76.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	23.7%

Real Assets Portfolio

BNY Mellon NA PO Box 534005 Pittsburgh, PA 15253-4005	97.9%

US Corporate Income Portfolio

Mac & Co. Mutual Funds Operations P.O. Box 3198 Pittsburgh, PA 15230	46.7%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	10.7%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.6%

US Equity Concentrated Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	20.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	16.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	16.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	12.3%

First Clearing LLC FBO Its Customers 280 Market Street St. Louis, MO 63013-2523	7.9%

97

Equitable Trust Company 4400 Harding Road, Suite 310 Nashville, TN 37205	6.3%

Capinco c/o US Bank NA 1555 North Rivercenter Drive Milwaukee, WI 53212	5.1%

US Realty Equity Portfolio

Raymond James Omnibus FBO Mutual Funds 880 Carillion Parkway St. Petersburg, FL 33716	49.5%

UBS WM USA 1000 Harbor Blvd., Floor 5 Weehawken, NJ 07086	25.7%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	10.2%

US Realty Income Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	49.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	17.5%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	8.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	7.0%

US Short Duration Fixed Income Portfolio

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	24.9%

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National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 0731	23.6%

Lazard Freres & Company LLC 30 Rockefeller Plaza, 19th Floor New York, NY 10112	20.4%

Publishers Clearing House LLC 382 Channel Drive Port Washington, NY 11050	15.4%

Band & Co. c/o US Bank NA P.O. Box 1787 Milwaukee, WI 53201	6.3%

First Clearing LLC FBO Its Customers 2801 Market Street St. Louis, MO 63103-2523	5.0%

US Small-Mid Cap Equity Portfolio

Alaska Retirement Management Board State Street Bank & Trust Co. 2 Avenue de Lafayette Boston, MA 02111	39.5%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	17.5%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	10.3%

IUOE Local 57 Pension Fund 857 Central Avenue Johnston, RI 02919	5.6%

Voye Institutional Trust Company FBO Mercedes Benz USI 30 Braintree Hill Park Braintree, MA 02184-8747	5.4%

US Strategic Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	59.5%

99

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	19.6%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	12.3%

Name and Address	Percentage of Total Open Shares Outstanding

Capital Allocator Opportunistic Strategies Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	63.8%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	15.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	11.3%

Developing Markets Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	38.6%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	25.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.0%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	10.0%

Great West Trust Company FBO Its Customers 8515 E. Orchard Road 2T2 Greenwood Village, CO 80111-5002	5.0%

100

Dynamic Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	45.8%

National Financial Services FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	35.0%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	10.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.7%

Emerging Markets Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	63.4%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	26.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	6.6%

Emerging Markets Core Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	51.3%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	29.9%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.7%

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Emerging Markets Debt Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	80.0%

LPL Financial Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121-3091	17.9%

Emerging Markets Equity Blend Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	55.6%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	20.4%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	6.7%

Emerging Markets Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	50.6%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	16.6%

Emerging Markets Income Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	67.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	30.2%

Emerging Markets Multi-Asset Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	79.7%

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Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	9.7%

Enhanced Opportunities Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	89.7%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	9.0%

Explorer Total Return Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	80.8%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	15.0%

Fundamental Long/Short Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	77.6%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	8.3%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	7.0%

Global Equity Select Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	69.7%

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Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	19.0%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.1%

Global Fixed Income Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	85.5%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	14.5%

Global Listed Infrastructure Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	45.1%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	29.5%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303	10.0%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	7.7%

Global Realty Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	57.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	20.8%

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Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	6.7%

Niall P. McCarthy Burlingame, CA 94010-5934	6.3%

Global Strategic Equity Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	91.7%

International Equity Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	98.9%

International Equity Concentrated Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	67.4%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	23.3%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303	9.1%

International Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	92.5%

International Equity Select Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	41.7%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	23.2%

105

FOLIOfn Investments, Inc. 8180 Greensboro Drive, 8th Floor McLean, VA 22102	11.1%

Morgan Stanley Smith Barney Harborside Financial Center Plaza 2, Floor 3 Jersey City, NJ 07311	6.6%

Nationwide Trust Co. FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	5.6%

International Small Cap Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	74.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	9.0%

International Strategic Equity Portfolio

Charles Schwab & Co., Inc. Special Custody Account FBO Its Customers 211 Main Street San Francisco, CA 94105	42.1%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	29.5%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	8.8%

Managed Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	56.8%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	16.3%

106

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	11.0%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	10.6%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.4%

Real Assets Portfolio

National Financial Services FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	79.8%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	20.4%

US Corporate Income Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	32.4%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	22.2%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	12.4%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07303	6.8%

Marquette Bank FBO Its Customers c/o Marquette Bank Orland Park, IL 60642	6.4%

HNB National Bank 2903 Palmyra Road Hanibal, MO 63401-2250	5.9%

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US Equity Concentrated Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	42.3%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	19.1%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	7.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.0%

LPL Financial FBO Its Customers 4707 Executive Drive San Diego, CA 92121-3091	5.2%

US Realty Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	58.9%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	21.2%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.3%

US Realty Income Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	46.0%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	34.9%

TD Ameritrade Inc. FBO Its Customers P.O. Box 2226 Omaha, NE 68103	7.5%

108

US Short Duration Fixed Income Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	71.9%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	24.7%

US Small-Mid Cap Equity Portfolio

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	43.7%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	16.0%

Nationwide Life Insurance Co., NWVA c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218	9.3%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	9.5%

US Strategic Equity Portfolio

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	36.7%

Reliance Trust Company TTEE FBO ADP Access Large Market 401k 1100 Abernathy Road Atlanta, GA 30328	10.9%

Nationwide Trust FBO Its Customers P.O. Box 182029 Columbus, OH 43218-2029	10.2%

Charles Schwab & Co., Inc. FBO Its Customers 211 Main Street San Francisco, CA 94105	7.5%

109

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	7.8%

Dana Gibson Emery TTEE Dana Gibson Emery Jr. Larchmont, NY 10538	7.8%

Merrill Lynch FBO Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	7.4%

Name and Address	Percentage of Total R6 Shares Outstanding

Emerging Markets Debt Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	100.0%

Emerging Markets Equity Portfolio

Mac & Co. P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230	29.2%

ON Moderate Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851	25.8%

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	23.8%

ON Balanced Model Portfolio One Financial Way Cincinnati, OH 45242-5851	11.9%

On Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851	6.4%

International Equity Portfolio

ON Moderate Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851	45.7%

110

On Balanced Model Portfolio One Financial Way Cincinnati, OH 45242-5851	22.8%

ON Growth Model Portfolio One Financial Way Cincinnati, OH 45242-5851	10.7%

International Strategic Equity Portfolio

National Financial Services LLC FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	73.3%

PIMS Prudential Retirement FBO Repsol USA 401(k) Plan 2455 Technology Forest Blvd. The Woodlands, TX 77381-5205	12.6%

US Corporate Income Portfolio

BTC As Trustee FBO FCI Life Strategy Moderate 5901 College Boulevard Overland Park, KS 66211-1937	43.1%

BTC As Trustee FBO FCI Life Strategy Growth 5901 College Boulevard Overland, KS 66211-1937	41.6%

BTC As Trustee FBO FCI Life Strategy Conservative 5901 College Boulevard Overland Park, KS 66211-1937	15.2%

US Equity Concentrated Portfolio

Matrix Trust Company FBO The Voice Of The Martysm Inc. 717 17th Street, Suite 1300 Denver, CO 80202-3304	74.0%

Matrix Trust Company FBO Middleburgh 401(k) Plan 717 17th Street, Suite 1300 Denver, CO 80202-3304	17.7%

Matrix Trust Company FBO Counterpoint Consulting 401(k) Plan 717 17th Street, Suite 1300 Denver, CO 80202-3304	6.7%

US Strategic Equity Portfolio

National Financial Services FBO Its Customers 499 Washington Blvd. Jersey City, NJ 07310	100%

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Certain shareholders of a Portfolio may from time to time own or control a significant percentage of the Portfolio’s shares (“Large Shareholders”). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Investment Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or Portfolios managed by the Investment Manager or its affiliates. Large Shareholders may redeem all or a portion of their shares of a Portfolio at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to US banking entities and their affiliates, such as the Investment Manager). Redemptions by Large Shareholders of their shares of a Portfolio may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the Portfolio, in order to meet redemption requests. These sales may adversely affect a Portfolio’s NAV and may result in increasing the Portfolio’s liquidity risk, transaction costs and/or taxable distributions.

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients’ accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund’s Board. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based on the relative net assets of the applicable Class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

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All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

Each Portfolio will send annual and semi-annual financial statements to its shareholders.

The Fund’s Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

The “Dow Jones US Select Real Estate Securities IndexSM” is a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®”, “Dow Jones US Select Real Estate Securities IndexSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME and have been sub-licensed for use for certain purposes by the Investment Manager. Realty Income Portfolio and Realty Equity Portfolio, which compare their performance to the Dow Jones US Select Real Estate Securities IndexSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates and Dow Jones, CME and their respective affiliates make no representation regarding the advisability of investing in such product(s).

“Wells Fargo Hybrid and Preferred Securities” and “WHPS” are service marks of Wells Fargo & Company. Wells Fargo & Company does not guarantee the accuracy or completeness of the Wells Fargo Hybrid and Preferred Securities REIT Index (“WHPS”) and shall have no liability for any errors, omissions or interruptions to publication. Wells Fargo & Company does not sponsor or advise any product or service that references WHPS, nor does Wells Fargo & Company represent that any use of WHPS by any person is appropriate, suitable or fit for the uses to which it is put.

BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding the same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend any company, or any of its products or services.

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Counsel and Independent Registered Public Accounting Firm

Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, serves as counsel to the Fund and to the independent board members.

Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, New York 10112, is the independent registered public accounting firm for the Fund.

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Appendix A

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P and Moody’s.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•	protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

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A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. An S&P US municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1    Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3    Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligations Ratings and Definitions. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

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Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1        Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2        Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3        Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP         Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

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VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
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Appendix B

PROXY VOTING POLICY

LAZARD ASSET MANAGEMENT LLC

Proxy Voting Policy and Procedures Overview

Lazard Asset Management LLC (the “Investment Manager”) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, the Investment Manager has a fiduciary obligation to vote proxies in the best interests of its clients. The Investment Manager’s Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value of its clients’ portfolios.

The Investment Manager does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. The Investment Manager’s policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Investment Manager also has defined policies and procedures to address and mitigate any actual or perceived conflicts of interest relating to its proxy voting.

Proxy Operations Department

The Investment Manager’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”) which reports to the Investment Manager’s Chief Operations Officer. Oversight of the process is provided by the Investment Manager’s Legal & Compliance Department and the Proxy Committee.

Proxy Committee

The Investment Manager’s Proxy Committee comprises investment professionals, including portfolio managers and analysts, the General Counsel and Chief Compliance Officer. In addition, several of the Investment Manager’s operations professionals serve as advisors to the Proxy Committee.

The Proxy Committee meets at least annually to review the Investment Manager’s Proxy Voting Policy and to evaluate potential enhancements. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as requested by the manager of ProxyOps or at the request of any member of the Proxy Committee.

Role of Third Parties

The Investment Manager currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services (“ISS”) and by Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve the Investment Manager’s understanding of the issues surrounding a company’s proxy proposals, the Investment Manager’s investment professionals are responsible for providing the vote recommendation for a given proposal. Voting for each agenda of each meeting is instructed specifically by the Investment Manager in accordance with its Proxy Voting Policy; the Investment Manager does not employ outside services to vote on its behalf.

ISS additionally serves as the Investment Manager’s proxy voting facilitator, and is responsible for processing of ballots received, dissemination of the Investment Manager’s vote instructions, and additionally provides its recordkeeping and reporting.

Voting Process

The Investment Manager votes on behalf of its clients according to “Approved Guidelines” issued by the Proxy Committee. The Approved Guidelines determine whether a specific agenda item should be voted ‘For,’ ‘Against,’ or is to be considered on a case-by case basis. ProxyOps confirms that all vote instructions are consistent with the Investment Manager’s approved voting guidelines. These guidelines are reviewed by the ProxyOps Manager and the Proxy Committee on an annual basis.

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The investment professional provides the vote recommendation in accordance with the Approved Guidelines. Any exceptions to this, which are rare, require approval from the Proxy Committee. In this case, the investment professional must provide detailed rationale for their recommendation, and the Proxy Committee will then determine whether or not that vote recommendation is to be accepted and applied to the specific meeting’s agenda.

Case-by-case agenda items are evaluated by the Investment Manager’s investment professionals based on the specific facts relevant to an individual company. The Investment Manager’s investment professionals formulate their vote recommendation based on their research of the company and their evaluation of the specific proposal. The analysts will assess the relevant factors in conjunction with the analysis of the company’s management and business performance. The investment professionals may engage with the company’s executives or board members to improve the Investment Manger’s understanding of a proxy proposal and/or to provide the Investment Manager’s advice on how a company can enhance their corporate governance practices.

ProxyOps confirms that all vote instructions are in accordance with the Investment Manager’s Proxy Voting Policy and guidelines, and will then enter the vote instructions for inclusion in the meeting’s tabulation. The Investment Manager generally will treat proxy votes and voting intentions as confidential in the period before votes are cast, and for appropriate time periods thereafter.

Conflicts of Interest

ProxyOps monitors all proxy votes for potential conflicts of interest that could be viewed as influencing the outcome of the Investment Manager’s voting decision, such as:

•	The Investment Manager manages the company’s pension plan;
•	The shareholder proponent of a proposal is an Investment Manager client;
•	An Investment Manager employee sits on a company’s board of directors;
•	The Investment Manager serves as financial advisor or provides other investment banking services to the company; or
•	An Investment Manager employee has a material relationship with the company.

“Conflict Meetings” are voted in accordance with the Investment Manager’s Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, the Investment Manager’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which it subscribes.

Voting Exceptions

It is the Investment Manager’s intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in the Investment Manager’s view, in the best interests of its clients; shares held on loan and shares subject to liquidation impediment are two such circumstances where the benefit of voting can be significantly compromised.

Environmental, Social and Corporate Governance

The Investment Manager’s Environmental, Social and Corporate Governance (“ESG”) Policy outlines its approach to ESG and how its investment professionals take ESG issues into account as part of the investment process. The Investment Manager recognizes that ESG issues can affect the valuation of companies that it invests in on its clients’ behalf. As a result, the Investment Manager takes these factors into consideration when voting and, consistent with its fiduciary duty, votes proposals in a way it believes will increase shareholder value.

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THE LAZARD FUNDS, INC.
PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)(1)	Articles of Incorporation(1)
(a)(2)	Articles of Amendment(1)
(a)(3)	Articles of Amendment(1)
(a)(4)	Articles of Amendment(1)
(a)(5)	Articles Supplementary(1)
(a)(6)	Articles Supplementary(1)
(a)(7)	Articles Supplementary(1)
(a)(8)	Articles Supplementary(1)
(a)(9)	Articles Supplementary(1)
(a)(10)	Articles Supplementary(2)
(a)(11)	Articles Supplementary(3)
(a)(12)	Articles of Amendment(6)
(a)(13)	Articles Supplementary(6)
(a)(14)	Articles Supplementary(7)
(a)(15)	Articles Supplementary(8)
(a)(16)	Articles Supplementary(9)
(a)(17)	Articles of Amendment (10)
(a)(18)	Articles Supplementary(11)
(a)(19)	Articles Supplementary(12)
(a)(20)	Articles Supplementary(13)
(a)(21)	Articles Supplementary(14)
(a)(22)	Articles Supplementary(15)
(a)(23)	Articles Supplementary(16)
(a)(24)	Articles Supplementary(17)
(a)(25)	Articles Supplementary(18)
(a)(26)	Articles of Amendment(19)
(a)(27)	Articles Supplementary(20)
(a)(28)	Articles Supplementary(21)
(a)(29)	Articles Supplementary(22)
(a)(29)	Articles Supplementary(22)
(a)(30)	Articles of Amendment(22)
(a)(31)	Articles Supplementary(23)
(a)(32)	Articles Supplementary(24)
(a)(33)	Articles Supplementary(25)
(a)(34)	Articles Supplementary(27)
(a)(35)	Articles Supplementary(30)
(a)(36)	Articles of Amendment*
(a)(37)	Articles of Amendment*

(b)	By-Laws*

(d)(1)	Management Agreement, as revised(30)
(d)(2)	Expense Limitation Agreement, as revised*

(e)	Distribution Agreement, as revised(7)

(g)(1)	Amended and Restated Custodian Agreement(1)
(g)(2)	Amendment to Amended and Restated Custodian Agreement (29)

(h)(1)	Transfer Agency and Service Agreement(1)

(h)(2)	Amendment to Transfer Agency and Service Agreement(1)
(h)(3)	Amendment to Transfer Agency and Service Agreement(27)
(h)(4)	Administration Agreement(4)

(i)	Opinion and Consent of Counsel(5)

(j)	Consent of Independent Registered Public Accounting Firm*

(m)(1)	Distribution and Servicing Plan, as revised(30)
(m)(2)	Form of Financial Intermediary Agreement(26)

(n)	18f-3 Plan, as revised(30)

(p)	Code of Ethics(16)

Other Exhibits:

(s)(1)	Power of Attorney of Board Members(27)

*	Filed herewith.

1.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2003.
2.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 22 filed with the SEC on December 29, 2000.
3.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 25 filed with the SEC on April 30, 2001.
4.	Incorporated by reference to Exhibit (h)(3) from Registrant’s Post-Effective Amendment No. 8 filed with the SEC on October 13, 1995.
5.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 9 filed with the SEC on December 27, 1995.
6.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 31 filed with the SEC on December 3, 2004.
7.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 34 filed with the SEC on July 20, 2005.
8.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 38 filed with the SEC on February 27, 2006.
9.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 42 filed with the SEC on February 13, 2008.
10.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 44 filed with the SEC on April 29, 2008.
11.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 48 filed with the SEC on September 24, 2008.
12.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 51 filed with the SEC on December 22, 2009.
13.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 53 filed with the SEC on April 9, 2010.
14.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 58 filed with the SEC on March 25, 2011.
15.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 62 filed with the SEC on August 12, 2011.
16.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 65 filed with the SEC on November 17, 2011.
17.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 67 filed with the SEC on April 26, 2012.

18.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 69 filed with the SEC on May 23, 2012.
19.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 74 filed with the SEC on June 25, 2013.
20.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 79 filed with the SEC on October 22, 2013.
21.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 81 filed with the SEC on November 25, 2013.
22.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 86 filed with the SEC on April 28, 2014.
23.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 91 filed with the SEC on August 27, 2014.
24.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 92 filed with the SEC on September 12, 2014.
25.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 101 filed with the SEC on December 24, 2014.
26.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 103 filed with the SEC on February 20, 2015.
27.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 108 filed with the SEC on May 29, 2015.
28.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 113 filed with the SEC on April 27, 2016.
29.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 115 filed with the SEC on October 14, 2016.
30.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 116 filed with the SEC on December 14, 2016.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.	INDEMNIFICATION.

Reference is made to Article EIGHTH of Registrant’s Articles of Incorporation filed as Exhibit (a) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of Registrant’s By-Laws filed as Exhibit (b) and by the following undertaking set forth in the rules promulgated by the SEC:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference also is made to the Management Agreement and the Distribution Agreement filed as Exhibits (d)(1) and (e), respectively.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The descriptions of personnel of Lazard Asset Management LLC (“LAM”) under the Captions “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The following is a list of the directors and senior officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

Title / Name

Directors

Kenneth M. Jacobs

Alexander F. Stern

Chief Executive Officer and Director

Ashish Bhutani

Deputy Chairmen

Charles Carroll

Andrew Lacey

John Reinsberg

Chairman USA

Robert P. DeConcini

Senior Managing Directors

Andreas Hubner

Robert Prugue

Bill Smith

Managing Directors

Jennifer Abate

Mark R. Anderson

Aaron Barnfather

Dmitri Batsev

Ardra Belitz

Michael Bennett

Christopher Blake

Nicholas Bratt

Thomas Brenier

Rhett Brown

Charles Burgdorf

Irene Cheng

Rohit Chopra

Elias Chrysostomou

David Cleary

Nathan Cockrell

Ellen Cohen

Kenneth Colton

Robert Connin

Alan Custis

Jared Daniels

Kun Deng

Henry Detering

James Donald

Anthony Dote, Jr.

Yury Dubrovsky

Barry Durfee

Christian Eckert

Martin Flood

Farah Foustok

Michael Fry

Timothy Griffen

Peter Hunsberger

Yugo Ishida

Jai Jacob

Dwight Jacobsen

Robin Jones

Arif Joshi

Jinwon Kim

Yvette Klevan

Werner Krämer

Matthias Kruse

Jay Leupp

Mark Little

Jerry Liu

Carmine Lizza

Tony Maddock

Kevin Matthews

Gerald B. Mazzari

Erik McKee

Thomas McManus

Paul Moghtader

Jonathan Morris

Monica Nescaut

Andrew Norris

Kevin O’Hare

Mohit Pandya

Prateek Pant

Nathan A. Paul

David Pizzimenti

Michael Powers

Rick Puccio

Ganesh Ramachandran

Joe Ramos

Sháka Rasheed

Sean Reynolds

Susan Roberts

Edward Rosenfeld

Robert Rountree

Patrick Ryan

James Schachtel

Ulrich Schweiger

Ron Simmonds

Denise Simon

Manish Singhai

Darrin Sokol

Craig Straub

Jeremy Taylor

Ronald Temple

Richard Tutino

George Varino

Louisa Vincent

Kelly Ward

Mike Wariebi

Merida Welles

Christopher Whitney

David Willis

Susanne Willumsen

Steve Wreford

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a)	Lazard Asset Management Securities LLC, a Delaware limited liability company, is the principal underwriter of the Registrant and also serves as the principal underwriter of Lazard Retirement Series, Inc.

(b)	The following information is given regarding directors and officers of Lazard Asset Management Securities LLC, whose principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Name	Position and Offices with Underwriter	Position and Offices with Registrant
Nathan A. Paul	Chief Executive Officer	President
Mark R. Anderson	Chief Compliance Officer	Vice President and Secretary
Gerald B. Mazzari	Chief Financial Officer and Chief Operating Officer	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained primarily at the offices of Registrant’s custodian, State Street Bank and Trust Company, One Iron Street, Boston, Massachusetts 02210. All other records so required to be maintained are maintained at the offices of LAM, 30 Rockefeller Plaza, New York, New York 10112.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of April, 2017.

THE LAZARD FUNDS, INC.

By:	/s/ Nathan A. Paul
Nathan A. Paul, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Nathan A. Paul Nathan A. Paul	President	April 28, 2017

/s/ Christopher Snively Christopher Snively	Chief Financial Officer	April 28, 2017

/s/ Ashish Bhutani* Ashish Bhutani	Director	April 28, 2017

/s/ Franci J. Blassberg* Franci J. Blassberg	Director	April 28, 2017

/s/ Kenneth S. Davidson* Kenneth S. Davidson	Director	April 28, 2017

/s/ Nancy A. Eckl* Nancy A. Eckl	Director	April 28, 2017

/s/ Trevor W. Morrison* Trevor W. Morrison	Director	April 28, 2017

/s/ Richard Reiss, Jr.* Richard Reiss, Jr.	Director	April 28, 2017

/s/ Robert M. Solmson* Robert M. Solmson	Director	April 28, 2017

*By:	/s/ Mark R. Anderson
Attorney-in-fact, Mark R. Anderson

EXHIBIT INDEX

(a)(36)	Articles of Amendment
(a)(37)	Articles of Amendment
(b)	By-Laws
(d)(2)	Expense Limitation Agreement, as revised
(j)	Consent of Independent Registered Public Accounting Firm